UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21991

Fidelity Rutland Square Trust II
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2014

Item 1. Reports to Stockholders

Strategic Advisers®
Core Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

May 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended May 31, 2014	Past 1 year	Life of fund A
Strategic Advisers® Core Fund	20.15%	14.24%

A From December 30, 2009.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Fund on December 30, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a rough start to 2014 to post a strong gain in a risk-taking environment, as the S&P 500® Index returned 20.45% for the 12 months ending May 31, 2014, finishing at an all-time high. U.S. Federal Reserve policies balancing stimulus reductions with continued low interest rates contributed to a broad advance: All 10 S&P 500® market sectors gained, nine by more than 10%. Industrials (+27%) was the best-performing group, driven by demand for autos and other durable goods. Health care (+26%) was close behind, aided by new drugs and predictable reimbursements. Telecommunication services (+8%) proved the laggard, battling slow growth and stiff pricing competition. Volatility remained low for much of the period, despite spiking early in 2014 amid conflict in Ukraine and fear of a slowing economy in China. The S&P 500® Index finished strongly, aided by a rise in consumer spending and the lowest unemployment rate since 2008 - two factors that reduced the sting of weather-beaten first-quarter economic figures that showed contraction for the first time since 2011. Across segments, investors preferred large-cap stocks to small-caps and growth over value in the period. The small-cap Russell 2000® Index lagged the S&P 500® with a 16.79% return, while the growth-oriented Nasdaq Composite Index® rose 24.33%.

Comments from John Stone and Niall Devitt, Lead Portfolio Manager and Co-Portfolio Manager, respectively, of Strategic Advisers® Core Fund: For the year, Strategic Advisers® Core Fund (the Fund) returned 20.15%, slightly trailing the S&P 500®. Together, managers BBH Core Select Fund and FMI Large Cap Fund were the biggest relative detractors, mainly due to their emphasis on stability and company quality, factors that were out of favor during the period. Sub-adviser AllianceBernstein, which employs a momentum strategy based on short-term market signals, was hurt by holding cash, along with being late to catch the rally in aggressive-growth stocks during 2013's third quarter. On the plus side, JPMorgan U.S. Large Cap Core Plus Fund was the top relative contributor. Its overweightings in economically sensitive market sectors, combined with broadly positive stock selection, fueled the fund's solid performance. Sub-adviser First Eagle Investment Management, which seeks to capitalize on pricing inefficiencies related to corporate or global events, benefited from its holdings of defense contractors and media companies. Sub-adviser T. Rowe Price, our largest manager allocation, also contributed, as its benchmark-like core strategy yielded productive stock choices in airlines and information technology.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2013 to May 31, 2014).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During Period* December 1, 2013 to May 31, 2014
Actual	.20%	$ 1,000.00	$ 1,069.70	$ 1.03
HypotheticalA		$ 1,000.00	$ 1,023.93	$ 1.01

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of May 31, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan U.S. Large Cap Core Plus Fund Select Class*	17.6	19.2
BBH Core Select Fund Class N	6.0	6.3
Putnam Equity Spectrum Fund Class A	4.2	1.9
FMI Large Cap Fund	3.5	3.8
Fidelity Advisor New Insights Fund Institutional Class	3.2	4.3
Apple, Inc.	1.8	1.9
Chevron Corp.	1.5	0.8
Comcast Corp. Class A	1.4	1.1
Wells Fargo & Co.	1.3	0.9
Microsoft Corp.	1.3	0.9
	41.8
* The JPMorgan U.S. Large Cap Core Plus Fund seeks to provide a high total return from a portfolio of selected equity securities which includes both long and short positions.
Top Five Market Sectors as of May 31, 2014
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	10.4	10.5
Financials	9.6	9.4
Consumer Discretionary	9.1	8.7
Health Care	7.7	7.4
Energy	7.0	5.9
Asset Allocation (% of fund's net assets)
As of May 31, 2014	As of November 30, 2013
Stocks 60.6%	Stocks 60.7%
Corporate Bonds 0.0%*	Corporate Bonds 0.0%*
Large Blend Funds 27.1%	Large Blend Funds 29.3%
Large Growth Funds 3.2%	Large Growth Funds 4.3%
Mid-Cap Value Funds 4.2%	Mid-Cap Value Funds 1.9%
Sector Funds 0.4%	Sector Funds 0.4%
Short-Term Investments and Net Other Assets (Liabilities) 4.5%	Short-Term Investments and Net Other Assets (Liabilities) 3.4%

* Amount represents less than 0.1%
Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments May 31, 2014

Showing Percentage of Net Assets

Common Stocks - 60.6%
	Shares	Value
CONSUMER DISCRETIONARY - 9.1%
Auto Components - 0.4%
Delphi Automotive PLC	287,900	$ 19,882,374
Johnson Controls, Inc.	227,100	10,982,556
TRW Automotive Holdings Corp. (a)	244,700	20,767,689
		51,632,619
Automobiles - 0.3%
General Motors Co.	770,916	26,658,275
Harley-Davidson, Inc.	130,200	9,275,448
		35,933,723
Hotels, Restaurants & Leisure - 0.9%
Carnival Corp. unit	103,200	4,131,096
Chipotle Mexican Grill, Inc. (a)	16,000	8,753,440
Hilton Worldwide Holdings, Inc.	136,800	3,094,416
Las Vegas Sands Corp.	85,100	6,511,852
McDonald's Corp.	111,314	11,290,579
Panera Bread Co. Class A (a)	13,600	2,089,096
Royal Caribbean Cruises Ltd.	533,844	29,516,235
Starbucks Corp.	191,000	13,988,840
Starwood Hotels & Resorts Worldwide, Inc.	103,700	8,280,445
Tim Hortons, Inc.	51,600	2,797,236
Wyndham Worldwide Corp.	386,789	28,595,311
Wynn Resorts Ltd.	31,700	6,814,549
Yum! Brands, Inc.	97,571	7,543,214
		133,406,309
Household Durables - 0.0%
Lennar Corp. Class A	93,300	3,815,970
Internet & Catalog Retail - 0.6%
Amazon.com, Inc. (a)	91,200	28,504,560
Expedia, Inc.	254,269	18,637,918
Netflix, Inc. (a)	34,400	14,373,352
priceline.com, Inc. (a)	16,000	20,458,080
		81,973,910
Leisure Products - 0.3%
Hasbro, Inc.	159,505	8,565,419
Mattel, Inc.	1,054,950	40,963,709
		49,529,128
Media - 4.0%
Comcast Corp.:
Class A	3,766,098	196,590,316
Class A (special) (non-vtg.)	448,150	23,232,096
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
DIRECTV (a)	54,400	$ 4,484,736
Discovery Communications, Inc.:
Class A (a)	217,525	16,740,724
Class C (non-vtg.) (a)	93,300	6,992,835
Lamar Advertising Co. Class A	798,364	39,391,280
Liberty Global PLC Class A (a)	437,415	19,692,423
News Corp. Class A (a)	515,200	8,789,312
The Madison Square Garden Co. Class A (a)	426,483	23,392,593
The Walt Disney Co.	272,003	22,850,972
Time Warner Cable, Inc.	350,515	49,478,697
Time Warner, Inc.	1,032,628	72,108,413
Twenty-First Century Fox, Inc. Class A	1,274,840	45,142,084
Viacom, Inc. Class B (non-vtg.)	393,757	33,599,285
		562,485,766
Multiline Retail - 0.5%
Dollar General Corp. (a)	516,506	27,777,693
Dollar Tree, Inc. (a)	122,600	6,501,478
Kohl's Corp.	114,095	6,211,332
Macy's, Inc.	96,960	5,806,934
Target Corp.	435,400	24,713,304
		71,010,741
Specialty Retail - 1.8%
AutoZone, Inc. (a)	43,185	22,996,013
Bed Bath & Beyond, Inc. (a)	421,175	25,628,499
CarMax, Inc. (a)	263,100	11,657,961
Gap, Inc.	511,900	21,105,637
Home Depot, Inc.	1,336,509	107,228,117
L Brands, Inc.	132,200	7,586,958
Lowe's Companies, Inc.	965,060	45,435,025
Ross Stores, Inc.	130,580	8,938,201
TJX Companies, Inc.	80,640	4,390,848
		254,967,259
Textiles, Apparel & Luxury Goods - 0.3%
Hanesbrands, Inc.	53,400	4,529,922
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
NIKE, Inc. Class B	184,300	$ 14,174,513
PVH Corp.	167,005	21,982,868
		40,687,303
TOTAL CONSUMER DISCRETIONARY		1,285,442,728
CONSUMER STAPLES - 5.4%
Beverages - 1.8%
Anheuser-Busch InBev SA NV ADR	783,883	86,164,419
Coca-Cola Enterprises, Inc.	616,282	28,127,110
Diageo PLC	374,818	12,068,455
Dr. Pepper Snapple Group, Inc.	92,400	5,331,480
Monster Beverage Corp. (a)	15,400	1,068,452
PepsiCo, Inc.	837,036	73,935,390
SABMiller PLC	84,811	4,706,924
The Coca-Cola Co.	1,048,336	42,887,426
		254,289,656
Food & Staples Retailing - 1.4%
Costco Wholesale Corp.	103,100	11,961,662
CVS Caremark Corp.	1,005,675	78,764,466
Rite Aid Corp. (a)	470,100	3,930,036
Sysco Corp.	113,145	4,246,332
Wal-Mart Stores, Inc.	846,929	65,018,739
Walgreen Co.	456,528	32,828,928
Whole Foods Market, Inc.	151,900	5,808,656
		202,558,819
Food Products - 0.8%
Archer Daniels Midland Co.	166,600	7,487,004
General Mills, Inc.	209,000	11,480,370
Kellogg Co.	484,650	33,431,157
Keurig Green Mountain, Inc.	18,100	2,041,318
Mondelez International, Inc.	1,507,746	56,721,405
		111,161,254
Household Products - 0.7%
Colgate-Palmolive Co.	48,100	3,290,040
Energizer Holdings, Inc.	66,200	7,679,200
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Household Products - continued
Henkel AG & Co. KGaA	91,528	$ 9,281,372
Procter & Gamble Co.	960,572	77,604,612
		97,855,224
Personal Products - 0.1%
Avon Products, Inc.	482,600	6,896,354
Estee Lauder Companies, Inc. Class A	96,000	7,355,520
		14,251,874
Tobacco - 0.6%
Altria Group, Inc.	77,000	3,200,120
British American Tobacco PLC sponsored ADR	143,200	17,364,432
Philip Morris International, Inc.	779,106	68,982,045
Reynolds American, Inc.	52,900	3,154,427
		92,701,024
TOTAL CONSUMER STAPLES		772,817,851
ENERGY - 7.0%
Energy Equipment & Services - 0.8%
Baker Hughes, Inc.	49,800	3,511,896
Cameron International Corp. (a)	84,200	5,384,590
Core Laboratories NV	14,500	2,317,825
Halliburton Co.	115,000	7,433,600
National Oilwell Varco, Inc.	375,694	30,758,068
Schlumberger Ltd.	659,076	68,570,267
		117,976,246
Oil, Gas & Consumable Fuels - 6.2%
Anadarko Petroleum Corp.	1,442,365	148,361,664
Apache Corp.	298,900	27,863,458
BG Group PLC	471,400	9,647,862
Cabot Oil & Gas Corp.	1,239,874	44,933,034
Canadian Natural Resources Ltd.	167,500	6,817,094
Chevron Corp.	1,736,716	213,251,358
Cimarex Energy Co.	35,300	4,558,289
Concho Resources, Inc. (a)	38,500	5,074,300
ConocoPhillips Co.	83,300	6,659,002
CONSOL Energy, Inc.	50,740	2,241,186
Continental Resources, Inc. (a)	9,900	1,389,564
EOG Resources, Inc.	594,024	62,847,739
EQT Corp.	68,800	7,353,344
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Exxon Mobil Corp.	1,550,446	$ 155,866,336
Hess Corp.	145,800	13,311,540
Imperial Oil Ltd.	104,000	5,120,871
Murphy Oil Corp.	51,900	3,200,673
Noble Energy, Inc.	257,610	18,565,953
Occidental Petroleum Corp.	236,503	23,576,984
Phillips 66 Co.	172,000	14,583,880
Pioneer Natural Resources Co.	59,000	12,399,440
Range Resources Corp.	111,600	10,373,220
Royal Dutch Shell PLC Class A sponsored ADR	494,300	38,851,980
Spectra Energy Corp.	198,000	8,034,840
Suncor Energy, Inc.	264,765	10,189,655
Talisman Energy, Inc.	280,600	2,898,386
The Williams Companies, Inc.	136,654	6,417,272
Valero Energy Corp.	126,300	7,079,115
WPX Energy, Inc. (a)	163,533	3,463,629
		874,931,668
TOTAL ENERGY		992,907,914
FINANCIALS - 9.6%
Banks - 4.5%
Bank of America Corp.	3,431,504	51,952,971
CIT Group, Inc.	303,320	13,491,674
Citigroup, Inc.	2,353,329	111,947,861
JPMorgan Chase & Co.	2,506,604	139,291,984
M&T Bank Corp.	612,069	74,286,815
PNC Financial Services Group, Inc.	67,774	5,779,089
Standard Chartered PLC (United Kingdom)	427,738	9,625,382
U.S. Bancorp	1,126,284	47,517,922
Wells Fargo & Co.	3,665,556	186,136,934
		640,030,632
Capital Markets - 0.8%
Ameriprise Financial, Inc.	71,600	8,062,876
BlackRock, Inc. Class A	27,800	8,476,220
Charles Schwab Corp.	272,000	6,857,120
E*TRADE Financial Corp. (a)	171,200	3,487,344
Goldman Sachs Group, Inc.	91,726	14,658,732
Invesco Ltd.	88,900	3,262,630
LPL Financial	62,000	2,907,800
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley	757,830	$ 23,386,634
Northern Trust Corp.	163,000	9,845,200
Och-Ziff Capital Management Group LLC Class A	204,900	2,723,121
State Street Corp.	418,100	27,289,387
TD Ameritrade Holding Corp.	161,300	4,893,842
		115,850,906
Consumer Finance - 1.4%
American Express Co.	1,633,463	149,461,865
Capital One Financial Corp.	343,425	27,092,798
Discover Financial Services	361,030	21,347,704
Santander Consumer U.S.A. Holdings, Inc.	121,500	2,387,475
		200,289,842
Diversified Financial Services - 0.6%
Berkshire Hathaway, Inc. Class B (a)	322,525	41,392,859
CME Group, Inc.	247,100	17,791,200
IntercontinentalExchange Group, Inc.	51,053	10,026,809
McGraw Hill Financial, Inc.	183,800	15,029,326
		84,240,194
Insurance - 1.4%
ACE Ltd.	282,075	29,253,998
AIA Group Ltd.	18,200	91,200
Allstate Corp.	289,800	16,883,748
American International Group, Inc.	467,580	25,282,051
CNA Financial Corp.	90,500	3,636,290
Fidelity National Financial, Inc. Class A	131,400	4,380,876
Genworth Financial, Inc. Class A (a)	191,990	3,261,910
Lincoln National Corp.	91,550	4,390,738
Loews Corp.	56,200	2,423,906
Marsh & McLennan Companies, Inc.	567,855	28,546,071
MetLife, Inc.	606,185	30,873,002
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	23,500	181,715
Progressive Corp.	407,500	10,199,725
Unum Group	755,975	25,635,112
XL Group PLC Class A	596,664	19,367,713
		204,408,055
Real Estate Investment Trusts - 0.9%
American Tower Corp.	628,503	56,332,724
AvalonBay Communities, Inc.	71,000	10,070,640
Crown Castle International Corp.	129,000	9,898,170
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Digital Realty Trust, Inc.	55,100	$ 3,168,250
Federal Realty Investment Trust (SBI)	41,600	4,972,032
General Growth Properties, Inc.	90,700	2,161,381
Public Storage	17,200	2,964,936
Simon Property Group, Inc.	100,600	16,745,876
SL Green Realty Corp.	16,400	1,795,636
Vornado Realty Trust	97,200	10,408,176
Weyerhaeuser Co.	144,421	4,537,708
		123,055,529
TOTAL FINANCIALS		1,367,875,158
HEALTH CARE - 7.7%
Biotechnology - 1.1%
Alexion Pharmaceuticals, Inc. (a)	58,000	9,646,560
Amgen, Inc.	170,104	19,730,363
Biogen Idec, Inc. (a)	61,700	19,705,129
Celgene Corp. (a)	119,765	18,327,638
Gilead Sciences, Inc. (a)	951,796	77,295,353
Incyte Corp. (a)	28,100	1,392,355
Intercept Pharmaceuticals, Inc. (a)	5,400	1,277,694
Vertex Pharmaceuticals, Inc. (a)	67,000	4,841,420
		152,216,512
Health Care Equipment & Supplies - 0.9%
Abbott Laboratories	444,300	17,776,443
Baxter International, Inc.	649,469	48,326,988
Becton, Dickinson & Co.	59,800	7,038,460
Boston Scientific Corp. (a)	295,400	3,789,982
CareFusion Corp. (a)	125,900	5,404,887
Covidien PLC	257,570	18,830,943
DENTSPLY International, Inc.	100,500	4,752,645
Intuitive Surgical, Inc. (a)	17,490	6,466,753
St. Jude Medical, Inc.	96,900	6,288,810
Stryker Corp.	155,154	13,108,961
		131,784,872
Health Care Providers & Services - 1.4%
Aetna, Inc.	162,000	12,563,100
Cardinal Health, Inc.	22,600	1,596,238
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Express Scripts Holding Co. (a)	448,394	$ 32,046,719
HCA Holdings, Inc. (a)	1,332,958	70,633,444
Humana, Inc.	52,500	6,534,150
McKesson Corp.	142,439	27,012,132
UnitedHealth Group, Inc.	462,777	36,850,933
WellPoint, Inc.	89,400	9,687,384
		196,924,100
Health Care Technology - 0.1%
IMS Health Holdings, Inc.	241,966	5,860,417
Life Sciences Tools & Services - 0.2%
Agilent Technologies, Inc.	323,014	18,392,417
Thermo Fisher Scientific, Inc.	128,259	14,994,760
		33,387,177
Pharmaceuticals - 4.0%
AbbVie, Inc.	602,836	32,752,080
Actavis PLC (a)	586,016	123,965,825
Allergan, Inc.	197,210	33,024,787
Bristol-Myers Squibb Co.	230,065	11,443,433
GlaxoSmithKline PLC sponsored ADR	155,100	8,366,094
Horizon Pharma, Inc. (a)	16,635	236,051
Horizon Pharma, Inc. warrants 9/25/17 (a)	78,850	770,864
Johnson & Johnson	1,224,225	124,209,869
Merck & Co., Inc.	1,550,824	89,730,677
Mylan, Inc. (a)	419,779	20,921,785
Novartis AG sponsored ADR	129,971	11,705,188
Perrigo Co. PLC	44,600	6,163,720
Pfizer, Inc.	2,018,047	59,794,733
Sanofi SA	22,066	2,359,143
Teva Pharmaceutical Industries Ltd. sponsored ADR	129,603	6,543,655
Zoetis, Inc. Class A	1,116,158	34,266,051
		566,253,955
TOTAL HEALTH CARE		1,086,427,033
INDUSTRIALS - 6.3%
Aerospace & Defense - 1.6%
Honeywell International, Inc.	91,520	8,525,088
L-3 Communications Holdings, Inc.	246,359	29,851,320
Precision Castparts Corp.	49,967	12,640,652
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
Raytheon Co.	561,814	$ 54,816,192
Textron, Inc.	262,500	10,295,250
The Boeing Co.	322,563	43,626,646
United Technologies Corp.	538,700	62,607,714
		222,362,862
Air Freight & Logistics - 0.3%
C.H. Robinson Worldwide, Inc.	26,300	1,574,318
FedEx Corp.	130,400	18,798,464
United Parcel Service, Inc. Class B	220,608	22,916,759
		43,289,541
Airlines - 0.5%
American Airlines Group, Inc.	329,710	13,241,154
Delta Air Lines, Inc.	1,213,657	48,437,051
United Continental Holdings, Inc. (a)	182,900	8,115,273
		69,793,478
Commercial Services & Supplies - 0.3%
Iron Mountain, Inc.	126,900	3,951,666
Republic Services, Inc.	115,290	4,081,266
Tyco International Ltd.	685,825	29,929,403
		37,962,335
Construction & Engineering - 0.0%
Jacobs Engineering Group, Inc. (a)	61,600	3,392,312
Quanta Services, Inc. (a)	92,400	3,136,980
		6,529,292
Electrical Equipment - 0.3%
Emerson Electric Co.	485,975	32,429,112
Hubbell, Inc. Class B	39,800	4,656,600
		37,085,712
Industrial Conglomerates - 1.4%
3M Co.	332,875	47,451,331
Danaher Corp.	332,935	26,112,092
General Electric Co.	4,663,402	124,932,540
Roper Industries, Inc.	29,900	4,236,232
		202,732,195
Machinery - 0.8%
Caterpillar, Inc.	80,400	8,219,292
Cummins, Inc.	294,800	45,083,764
Deere & Co.	193,920	17,679,686
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Flowserve Corp.	129,000	$ 9,512,460
Ingersoll-Rand PLC	33,500	2,003,970
Parker Hannifin Corp.	263,500	32,998,105
Stanley Black & Decker, Inc.	38,100	3,329,940
Xylem, Inc.	41,700	1,555,410
		120,382,627
Road & Rail - 0.9%
Canadian National Railway Co.	235,530	14,284,287
Canadian Pacific Railway Ltd.	175,348	29,348,109
CSX Corp.	407,325	11,975,355
Norfolk Southern Corp.	330,050	33,252,538
Union Pacific Corp.	235,005	46,829,446
		135,689,735
Trading Companies & Distributors - 0.2%
Fastenal Co.	65,200	3,178,500
W.W. Grainger, Inc.	83,625	21,606,191
		24,784,691
TOTAL INDUSTRIALS		900,612,468
INFORMATION TECHNOLOGY - 10.4%
Communications Equipment - 1.0%
Cisco Systems, Inc.	2,539,114	62,512,987
Motorola Solutions, Inc.	93,300	6,290,286
QUALCOMM, Inc.	909,925	73,203,466
		142,006,739
Electronic Equipment & Components - 0.4%
Corning, Inc.	123,920	2,639,496
TE Connectivity Ltd.	787,141	46,803,404
Trimble Navigation Ltd. (a)	98,700	3,560,109
		53,003,009
Internet Software & Services - 1.9%
Akamai Technologies, Inc. (a)	110,600	6,010,004
eBay, Inc. (a)	748,035	37,947,816
Equinix, Inc. (a)	23,000	4,571,250
Facebook, Inc. Class A (a)	611,163	38,686,618
Google, Inc.:
Class A (a)	107,238	61,302,603
Class C (a)	179,633	100,770,520
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
LinkedIn Corp. (a)	8,200	$ 1,312,738
Velti PLC (a)(f)	147,198	2,650
VeriSign, Inc. (a)	134,900	6,755,792
Yahoo!, Inc. (a)	184,461	6,391,574
		263,751,565
IT Services - 1.4%
Accenture PLC Class A	158,331	12,896,060
Amdocs Ltd.	175,400	8,440,248
ASAC II LP (f)	241,305	3,440,770
Automatic Data Processing, Inc.	132,600	10,565,568
Cognizant Technology Solutions Corp. Class A (a)	287,808	13,990,347
Fidelity National Information Services, Inc.	125,000	6,768,750
IBM Corp.	264,818	48,821,846
MasterCard, Inc. Class A	567,320	43,371,614
Visa, Inc. Class A	234,628	50,405,133
Xerox Corp.	248,060	3,063,541
		201,763,877
Semiconductors & Semiconductor Equipment - 0.6%
Altera Corp.	199,200	6,599,496
Applied Materials, Inc.	1,148,242	23,183,006
ASML Holding NV	47,100	4,044,948
Atmel Corp. (a)	319,100	2,674,058
Broadcom Corp. Class A	535,664	17,071,612
Intel Corp.	899,600	24,577,072
Lam Research Corp.	214,300	13,295,172
		91,445,364
Software - 2.3%
Adobe Systems, Inc. (a)	71,600	4,621,064
Autodesk, Inc. (a)	291,100	15,244,907
Citrix Systems, Inc. (a)	202,065	12,521,968
Microsoft Corp.	4,461,221	182,642,388
Oracle Corp.	2,250,028	94,546,177
Red Hat, Inc. (a)	343,355	17,208,953
salesforce.com, Inc. (a)	56,400	2,968,332
VMware, Inc. Class A (a)	36,300	3,502,950
		333,256,739
Technology Hardware, Storage & Peripherals - 2.8%
Apple, Inc.	393,491	249,079,803
EMC Corp.	2,318,305	61,574,181
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - continued
Hewlett-Packard Co.	778,097	$ 26,066,250
SanDisk Corp.	42,600	4,116,438
Western Digital Corp.	603,275	52,997,709
		393,834,381
TOTAL INFORMATION TECHNOLOGY		1,479,061,674
MATERIALS - 2.5%
Chemicals - 2.0%
Airgas, Inc.	62,400	6,634,368
Celanese Corp. Class A	144,900	9,085,230
E.I. du Pont de Nemours & Co.	93,000	6,445,830
Ecolab, Inc.	184,200	20,112,798
Huntsman Corp.	476,083	12,706,655
LyondellBasell Industries NV Class A	72,400	7,208,868
Monsanto Co.	756,911	92,229,605
Potash Corp. of Saskatchewan, Inc.	98,300	3,567,375
PPG Industries, Inc.	15,700	3,165,277
Praxair, Inc.	82,600	10,923,024
Rockwood Holdings, Inc.	587,061	44,833,849
RPM International, Inc.	34,400	1,481,608
Sherwin-Williams Co.	66,500	13,606,565
Syngenta AG (Switzerland)	11,971	4,607,682
The Dow Chemical Co.	853,211	44,469,357
		281,078,091
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	50,700	6,225,960
Vulcan Materials Co.	271,060	16,526,528
		22,752,488
Containers & Packaging - 0.2%
Ball Corp.	77,900	4,702,044
MeadWestvaco Corp.	421,362	17,098,870
		21,800,914
Metals & Mining - 0.1%
Barrick Gold Corp.	105,000	1,704,325
Freeport-McMoRan Copper & Gold, Inc.	361,000	12,292,050
Nucor Corp.	90,200	4,566,826
		18,563,201
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Paper & Forest Products - 0.0%
International Paper Co.	141,300	$ 6,730,119
TOTAL MATERIALS		350,924,813
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 1.2%
AT&T, Inc.	522,100	18,518,887
Verizon Communications, Inc.	2,945,500	147,157,180
		165,676,067
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	373,468	12,821,156
TOTAL TELECOMMUNICATION SERVICES		178,497,223
UTILITIES - 1.3%
Electric Utilities - 0.7%
American Electric Power Co., Inc.	214,700	11,454,245
Edison International	319,235	17,602,618
Entergy Corp.	103,200	7,783,344
Exelon Corp.	334,570	12,322,213
FirstEnergy Corp.	129,513	4,380,130
ITC Holdings Corp.	930,354	34,050,956
Northeast Utilities	77,000	3,495,800
		91,089,306
Independent Power Producers & Energy Traders - 0.2%
Calpine Corp. (a)	212,900	4,964,828
NRG Energy, Inc.	372,300	13,268,772
The AES Corp.	839,100	11,831,310
		30,064,910
Multi-Utilities - 0.4%
CenterPoint Energy, Inc.	250,900	6,051,708
CMS Energy Corp.	171,200	5,093,200
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - continued
NiSource, Inc.	202,900	$ 7,582,373
PG&E Corp.	915,030	41,972,426
		60,699,707
TOTAL UTILITIES		181,853,923
TOTAL COMMON STOCKS (Cost $6,695,234,815)		8,596,420,785
Preferred Stocks - 0.0%

Convertible Preferred Stocks - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Mobileye NV Series F (f)	26,415	921,884
Nonconvertible Preferred Stocks - 0.0%
CONSUMER STAPLES - 0.0%
Household Products - 0.0%
Henkel AG & Co. KGaA	22,608	2,611,217
TOTAL PREFERRED STOCKS (Cost $2,786,416)		3,533,101
Convertible Bonds - 0.0%
	Principal Amount
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Amyris, Inc. 3% 2/27/17 (Cost $686,000)	$ 686,000	559,097
Equity Funds - 34.9%
	Shares	Value
Large Blend Funds - 27.1%
BBH Core Select Fund Class N	38,411,485	$ 854,655,551
FMI Large Cap Fund	22,580,925	496,328,736
JPMorgan U.S. Large Cap Core Plus Fund Select Class (g)	86,359,047	2,500,094,401
TOTAL LARGE BLEND FUNDS		3,851,078,688
Large Growth Funds - 3.2%
Fidelity Advisor New Insights Fund Institutional Class (d)	16,684,627	459,828,323
Mid-Cap Value Funds - 4.2%
Putnam Equity Spectrum Fund Class A	13,863,563	598,628,671
Sector Funds - 0.4%
Health Care Select Sector SPDR ETF	537,041	32,104,311
Market Vectors Oil Services ETF	375,546	19,949,004
TOTAL SECTOR FUNDS		52,053,315
TOTAL EQUITY FUNDS (Cost $3,583,580,099)		4,961,588,997
U.S. Treasury Obligations - 0.0%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.03% to 0.05% 10/16/14 to 12/11/14 (e) (Cost $899,827)	$ 900,000	899,837
Money Market Funds - 4.2%
	Shares
Dreyfus Treasury & Agency Cash Management Fund Institutional Shares, 0.01% (c)	591,885,009	591,885,009
Fidelity Cash Central Fund, 0.10% (b)	1,215,012	1,215,012
TOTAL MONEY MARKET FUNDS (Cost $593,100,021)		593,100,021
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $10,876,287,178)		14,156,101,838
NET OTHER ASSETS (LIABILITIES) - 0.3%		41,227,480
NET ASSETS - 100%		$ 14,197,329,318
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
4,357 CME E-mini S&P 500 Index Contracts (United States)	June 2014	$ 418,598,775	$ 12,293,093
The face value of futures purchased as a percentage of net assets is 2.9%
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) The rate quoted is the annualized seven-day yield of the fund at period end.
(d) Affiliated company
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $899,837.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,365,304 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
ASAC II LP	10/10/13	$ 2,413,050
Mobileye NV Series F	8/15/13	$ 921,884
Velti PLC	4/19/13	$ 220,797
(g) The JPMorgan U.S. Large Cap Core Plus Fund seeks to provide a high total return from a portfolio of selected equity securities which includes both long and short positions.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,854
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor New Insights Fund Institutional Class	$ 537,795,478	$ 65,344,559	$ 176,077,288	$ -	$ 459,828,323
Other Information

The following is a summary of the inputs used, as of May 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,285,442,728	$ 1,285,442,728	$ -	$ -
Consumer Staples	775,429,068	763,360,613	12,068,455	-
Energy	992,907,914	992,907,914	-	-
Financials	1,367,875,158	1,367,875,158	-	-
Health Care	1,086,427,033	1,083,297,026	3,130,007	-
Industrials	900,612,468	900,612,468	-	-
Information Technology	1,479,983,558	1,475,618,254	2,650	4,362,654
Materials	350,924,813	346,317,131	4,607,682	-
Telecommunication Services	178,497,223	178,497,223	-	-
Utilities	181,853,923	181,853,923	-	-
Corporate Bonds	559,097	-	559,097	-
Equity Funds	4,961,588,997	4,961,588,997	-	-
U.S. Treasury Obligations	899,837	-	899,837	-
Money Market Funds	593,100,021	593,100,021	-	-
Total Investments in Securities:	$ 14,156,101,838	$ 14,130,471,456	$ 21,267,728	$ 4,362,654
Derivative Instruments:
Assets
Futures Contracts	$ 12,293,093	$ 12,293,093	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 12,293,093	$ -
Total Value of Derivatives	$ 12,293,093	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $10,573,757,655)	$ 13,695,058,503
Fidelity Central Funds (cost $1,215,012)	1,215,012
Affiliated issuers (cost $301,314,511)	459,828,323
Total Investments (cost $10,876,287,178)		$ 14,156,101,838
Segregated cash with brokers for derivative instruments		18,048,225
Foreign currency held at value (cost $1,334,160)		1,325,699
Receivable for investments sold		119,082,047
Receivable for fund shares sold		11,459,795
Dividends receivable		16,298,044
Interest receivable		6,425
Distributions receivable from Fidelity Central Funds		197
Receivable for daily variation margin for derivative instruments		785,646
Other receivables		27,488
Total assets		14,323,135,404

Liabilities
Payable for investments purchased	$ 118,121,399
Payable for fund shares redeemed	5,349,442
Accrued management fee	2,307,808
Other payables and accrued expenses	27,437
Total liabilities		125,806,086

Net Assets		$ 14,197,329,318
Net Assets consist of:
Paid in capital		$ 10,148,324,763
Undistributed net investment income		49,931,138
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		706,974,282
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,292,099,135
Net Assets, for 912,385,585 shares outstanding		$ 14,197,329,318
Net Asset Value, offering price and redemption price per share ($14,197,329,318 ÷ 912,385,585 shares)		$ 15.56

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended May 31, 2014

Investment Income
Dividends: Unaffiliated issuers		$ 152,853,290
Interest		161,891
Income from Fidelity Central Funds		6,854
Total income		153,022,035

Expenses
Management fee	$ 54,566,289
Independent trustees' compensation	133,554
Miscellaneous	19,855
Total expenses before reductions	54,719,698
Expense reductions	(30,500,092)	24,219,606
Net investment income (loss)		128,802,429
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	758,722,535
Affiliated issuers	31,226,700
Foreign currency transactions	96,629
Futures contracts	51,063,686
Realized gain distributions from underlying funds:
Unaffiliated issuers	225,801,159
Affiliated issuers	65,344,559
Total net realized gain (loss)		1,132,255,268
Change in net unrealized appreciation (depreciation) on: Investment securities	941,789,898
Assets and liabilities in foreign currencies	(6,942)
Futures contracts	1,136,389
Total change in net unrealized appreciation (depreciation)		942,919,345
Net gain (loss)		2,075,174,613
Net increase (decrease) in net assets resulting from operations		$ 2,203,977,042

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended May 31, 2014	Year ended May 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 128,802,429	$ 125,434,147
Net realized gain (loss)	1,132,255,268	430,467,221
Change in net unrealized appreciation (depreciation)	942,919,345	1,721,053,333
Net increase (decrease) in net assets resulting from operations	2,203,977,042	2,276,954,701
Distributions to shareholders from net investment income	(112,933,221)	(117,260,537)
Distributions to shareholders from net realized gain	(760,437,679)	(129,354,430)
Total distributions	(873,370,900)	(246,614,967)
Share transactions Proceeds from sales of shares	3,657,488,864	2,332,101,073
Reinvestment of distributions	871,560,560	245,961,067
Cost of shares redeemed	(2,447,893,606)	(1,887,175,945)
Net increase (decrease) in net assets resulting from share transactions	2,081,155,818	690,886,195
Total increase (decrease) in net assets	3,411,761,960	2,721,225,929

Net Assets
Beginning of period	10,785,567,358	8,064,341,429
End of period (including undistributed net investment income of $49,931,138 and undistributed net investment income of $38,344,348, respectively)	$ 14,197,329,318	$ 10,785,567,358
Other Information Shares
Sold	250,831,274	184,995,775
Issued in reinvestment of distributions	61,786,482	21,074,159
Redeemed	(170,886,878)	(150,530,166)
Net increase (decrease)	141,730,878	55,539,768

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended May 31,	2014	2013	2012	2011	2010 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.00	$ 11.28	$ 12.06	$ 9.74	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.16	.17	.13	.10	.03
Net realized and unrealized gain (loss)	2.52	2.89	(.56)	2.32	(.29)
Total from investment operations	2.68	3.06	(.43)	2.42	(.26)
Distributions from net investment income	(.14)	(.16)	(.12)	(.08)	-
Distributions from net realized gain	(.98)	(.18)	(.23)	(.02)	-
Total distributions	(1.12)	(.34)	(.35)	(.10)	-
Net asset value, end of period	$ 15.56	$ 14.00	$ 11.28	$ 12.06	$ 9.74
Total Return B,C	20.15%	27.75%	(3.58)%	24.93%	(2.60)%
Ratios to Average Net Assets E,G
Expenses before reductions	.46%	.44%	.41%	.41%	.43% A
Expenses net of fee waivers, if any	.20%	.19%	.16%	.15%	.18% A
Expenses net of all reductions	.20%	.19%	.16%	.15%	.18% A
Net investment income (loss)	1.07%	1.36%	1.20%	.90%	.77% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,197,329	$ 10,785,567	$ 8,064,341	$ 8,524,136	$ 2,662,628
Portfolio turnover rate H	109%	73%	64% I	54%	31%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F For the period December 30, 2009 (commencement of operations) to May 31, 2010.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended May 31, 2014

1. Organization.

Strategic Advisers Core Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

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2. Significant Accounting Policies - continued

Investment Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as

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Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of May 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to

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2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

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Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, equity-debt classifications, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,298,425,551
Gross unrealized depreciation	(56,901,573)
Net unrealized appreciation (depreciation) on securities and other investments	$ 3,241,523,978

Tax Cost	$ 10,914,577,860

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 212,758,048
Undistributed long-term capital gain	$ 594,758,603
Net unrealized appreciation (depreciation)	$ 3,241,515,360

The tax character of distributions paid was as follows:

	May 31, 2014	May 31, 2013
Ordinary Income	$ 281,306,670	$ 123,170,027
Long-term Capital Gains	592,064,230	123,444,940
Total	$ 873,370,900	$ 246,614,967

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

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3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

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Notes to Financial Statements - continued

3. Derivative Instruments - continued

Futures Contracts - continued

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $51,063,686 and a change in net unrealized appreciation (depreciation) of $1,136,389 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $14,012,855,678 and $12,595,921,235, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .46% of the Fund's average net assets. The investment adviser pays all other expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees. The management fee paid to the investment adviser by the Fund is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

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5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. AllianceBernstein, L.P., Cornerstone Investment Partners, LLC, First Eagle Investment Management, LLC, Lazard Asset Management, LLC (through February 18, 2014), OppenheimerFunds, Inc., Pyramis Global Advisors, LLC (an affiliate of the investment adviser) and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $286,369 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $172,229.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Cash Central Fund seeks preservation of capital and current income and is managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

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Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $19,855 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2016. During the period, this waiver reduced the Fund's management fee by $30,080,215. In addition, the investment adviser has voluntarily agreed to waive a portion of the Fund's management fee. During the period, this waiver reduced the Fund's management fee by $339,224.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $80,001 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's management fee. During the period, these credits reduced the Fund's management fee by $652.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Core Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 22, 2014

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Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds. Ms. Farrell oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

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Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

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Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Core Fund voted to pay on July 7, 2014, to shareholders of record at the opening of business on July 3, 2014, a distribution of $0.725 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.053 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2014, $833,666,220, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 46% and 48% of the dividends distributed in July and December, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 56% and 53% of the dividends distributed in July and December, respectively, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

AllianceBernstein L.P.

Cornerstone Investment Partners, LLC

First Eagle Investment Management, LLC

OppenheimerFunds, Inc.

Pyramis Global Advisors, LLC

T. Rowe Price Associates, Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SAI-COR-UANN-0714
1.922644.104

Strategic Advisers®
Core Multi-Manager Fund

Annual Report

May 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended May 31, 2014	Past 1 year	Life of fund A
Strategic Advisers® Core Multi-Manager Fund	19.49%	20.43%

A From November 16, 2011.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Multi-Manager Fund, a class of the fund, on November 16, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a rough start to 2014 to post a strong gain in a risk-taking environment, as the S&P 500® Index returned 20.45% for the 12 months ending May 31, 2014, finishing at an all-time high. U.S. Federal Reserve policies balancing stimulus reductions with continued low interest rates contributed to a broad advance: All 10 S&P 500® market sectors gained, nine by more than 10%. Industrials (+27%) was the best-performing group, driven by demand for autos and other durable goods. Health care (+26%) was close behind, aided by new drugs and predictable reimbursements. Telecommunication services (+8%) proved the laggard, battling slow growth and stiff pricing competition. Volatility remained low for much of the period, despite spiking early in 2014 amid conflict in Ukraine and fear of a slowing economy in China. The S&P 500® Index finished strongly, aided by a rise in consumer spending and the lowest unemployment rate since 2008 - two factors that reduced the sting of weather-beaten first-quarter economic figures that showed contraction for the first time since 2011. Across segments, investors preferred large-cap stocks to small-caps and growth over value in the period. The small-cap Russell 2000® Index lagged the S&P 500® with a 16.79% return, while the growth-oriented Nasdaq Composite Index® rose 24.33%.

Comments from John Stone, Portfolio Manager of Strategic Advisers® Core Multi-Manager Fund: For the year, the Retail Class shares of Strategic Advisers® Core Multi-Manager Fund (the Fund) returned 19.49%, trailing the S&P 500®. Relative to the benchmark, sub-adviser AllianceBernstein, which employs a momentum strategy based on short-term market signals, was the primary detractor, as it was hurt by holding cash, along with being late to catch the rally in aggressive-growth stocks during 2013's third quarter. A small position in the Vanguard Consumer Staples exchange-traded fund (ETF) nicked the Fund's return, and we sold it during the period. On the plus side, T. Rowe Price, our largest manager allocation by far, was the top relative contributor. Its benchmark-like core strategy yielded productive stock choices in airlines and information technology. First Eagle Investment Management, which seeks to capitalize on pricing inefficiencies related to corporate or global events, benefited from its holdings of defense contractors and media companies. Looking at significant portfolio changes, we added Cornerstone Investment Partners as a sub-adviser and terminated our relationship with Lazard Asset Management. We redeployed the assets that had been managed by Lazard into a mega-cap strategy run by Pyramis Global Advisors that has exhibited a more compelling risk/reward profile over time.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2013 to May 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During Period* December 1, 2013 to May 31, 2014
Core Multi-Manager	.97%
Actual		$ 1,000.00	$ 1,068.90	$ 5.00
HypotheticalA		$ 1,000.00	$ 1,020.09	$ 4.89
Class F	.87%
Actual		$ 1,000.00	$ 1,069.60	$ 4.49
HypotheticalA		$ 1,000.00	$ 1,020.59	$ 4.38
Class L	.97%
Actual		$ 1,000.00	$ 1,069.70	$ 5.01
HypotheticalA		$ 1,000.00	$ 1,020.09	$ 4.89
Class N	1.22%
Actual		$ 1,000.00	$ 1,067.80	$ 6.29
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.14

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of May 31, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	2.8	3.0
Chevron Corp.	2.0	1.2
Microsoft Corp.	2.0	1.5
Wells Fargo & Co.	2.0	1.2
Comcast Corp. Class A	1.9	1.4
Exxon Mobil Corp.	1.8	1.5
Verizon Communications, Inc.	1.5	0.8
American Express Co.	1.5	0.9
Anadarko Petroleum Corp.	1.5	0.2
JPMorgan Chase & Co.	1.4	1.6
	18.4
Top Five Market Sectors as of May 31, 2014
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	16.2	16.4
Financials	14.6	14.3
Consumer Discretionary	13.7	13.1
Health Care	11.8	11.8
Energy	10.6	9.1
Asset Allocation (% of fund's net assets)
As of May 31, 2014	As of November 30, 2013
Stocks 93.0%	Stocks 93.6%
Corporate Bonds 0.0%*	Corporate Bonds 0.0%*
Sector Funds 0.5%	Sector Funds 1.2%
Short-Term Investments and Net Other Assets (Liabilities) 6.5%	Short-Term Investments and Net Other Assets (Liabilities) 5.2%

* Amount represents less than 0.1%
Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments May 31, 2014

Showing Percentage of Net Assets

Common Stocks - 93.0%
	Shares	Value
CONSUMER DISCRETIONARY - 13.7%
Auto Components - 0.6%
Delphi Automotive PLC	1,943	$ 134,184
Johnson Controls, Inc.	1,970	95,269
TRW Automotive Holdings Corp. (a)	1,420	120,515
		349,968
Automobiles - 0.4%
General Motors Co.	5,837	201,843
Harley-Davidson, Inc.	1,130	80,501
		282,344
Hotels, Restaurants & Leisure - 1.6%
Carnival Corp. unit	900	36,027
Chipotle Mexican Grill, Inc. (a)	150	82,064
Hilton Worldwide Holdings, Inc.	1,220	27,596
Las Vegas Sands Corp.	760	58,155
McDonald's Corp.	880	89,258
Panera Bread Co. Class A (a)	120	18,433
Royal Caribbean Cruises Ltd.	3,156	174,495
Starbucks Corp.	1,710	125,240
Starwood Hotels & Resorts Worldwide, Inc.	880	70,268
Tim Hortons, Inc.	460	24,937
Wyndham Worldwide Corp.	2,287	169,078
Wynn Resorts Ltd.	290	62,341
Yum! Brands, Inc.	607	46,927
		984,819
Household Durables - 0.1%
Lennar Corp. Class A	900	36,810
Internet & Catalog Retail - 1.1%
Amazon.com, Inc. (a)	810	253,166
Expedia, Inc.	1,504	110,243
Netflix, Inc. (a)	310	129,527
priceline.com, Inc. (a)	140	179,008
		671,944
Leisure Products - 0.4%
Hasbro, Inc.	781	41,940
Mattel, Inc.	6,045	234,727
		276,667
Media - 5.7%
Comcast Corp.:
Class A	22,394	1,168,967
Class A (special) (non-vtg.)	2,531	131,207
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
DIRECTV (a)	500	$ 41,220
Discovery Communications, Inc.:
Class A (a)	1,274	98,047
Class C (non-vtg.) (a)	830	62,209
Lamar Advertising Co. Class A	4,931	243,296
Liberty Global PLC Class A (a)	2,377	107,013
News Corp. Class A (a)	4,620	78,817
The Madison Square Garden Co. Class A (a)	2,668	146,340
The Walt Disney Co.	2,249	188,938
Time Warner Cable, Inc.	2,251	317,751
Time Warner, Inc.	6,040	421,773
Twenty-First Century Fox, Inc. Class A	9,237	327,082
Viacom, Inc. Class B (non-vtg.)	2,818	240,460
		3,573,120
Multiline Retail - 0.8%
Dollar General Corp. (a)	3,231	173,763
Dollar Tree, Inc. (a)	1,070	56,742
Kohl's Corp.	1,020	55,529
Macy's, Inc.	870	52,104
Target Corp.	2,801	158,985
		497,123
Specialty Retail - 2.5%
AutoZone, Inc. (a)	259	137,918
Bed Bath & Beyond, Inc. (a)	2,073	126,142
CarMax, Inc. (a)	2,290	101,470
Gap, Inc.	2,525	104,106
Home Depot, Inc.	8,385	672,729
L Brands, Inc.	1,190	68,294
Lowe's Companies, Inc.	6,025	283,657
Ross Stores, Inc.	1,130	77,349
TJX Companies, Inc.	397	21,617
		1,593,282
Textiles, Apparel & Luxury Goods - 0.5%
Hanesbrands, Inc.	480	40,718
NIKE, Inc. Class B	1,600	123,056
PVH Corp.	1,006	132,420
		296,194
TOTAL CONSUMER DISCRETIONARY		8,562,271
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 8.5%
Beverages - 2.8%
Anheuser-Busch InBev SA NV ADR	5,006	$ 550,260
Coca-Cola Enterprises, Inc.	3,609	164,715
Diageo PLC	1,966	63,302
Dr. Pepper Snapple Group, Inc.	820	47,314
Monster Beverage Corp. (a)	130	9,019
PepsiCo, Inc.	6,177	545,614
SABMiller PLC	500	27,749
The Coca-Cola Co.	7,950	325,235
		1,733,208
Food & Staples Retailing - 2.2%
Costco Wholesale Corp.	900	104,418
CVS Caremark Corp.	6,444	504,694
Rite Aid Corp. (a)	4,200	35,112
Sysco Corp.	1,010	37,905
Wal-Mart Stores, Inc.	5,505	422,619
Walgreen Co.	2,718	195,451
Whole Foods Market, Inc.	1,370	52,389
		1,352,588
Food Products - 1.2%
Archer Daniels Midland Co.	1,490	66,961
General Mills, Inc.	1,820	99,973
Kellogg Co.	3,356	231,497
Keurig Green Mountain, Inc.	160	18,045
Mondelez International, Inc.	9,558	359,572
		776,048
Household Products - 1.1%
Colgate-Palmolive Co.	420	28,728
Energizer Holdings, Inc.	600	69,600
Henkel AG & Co. KGaA	450	45,632
Procter & Gamble Co.	7,062	570,539
		714,499
Personal Products - 0.2%
Avon Products, Inc.	4,320	61,733
Estee Lauder Companies, Inc. Class A	860	65,893
		127,626
Tobacco - 1.0%
Altria Group, Inc.	690	28,676
British American Tobacco PLC sponsored ADR	800	97,008
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - continued
Philip Morris International, Inc.	5,561	$ 492,371
Reynolds American, Inc.	332	19,797
		637,852
TOTAL CONSUMER STAPLES		5,341,821
ENERGY - 10.6%
Energy Equipment & Services - 1.3%
Baker Hughes, Inc.	440	31,029
Cameron International Corp. (a)	750	47,963
Core Laboratories NV	130	20,781
Halliburton Co.	1,030	66,579
National Oilwell Varco, Inc.	2,168	177,494
Schlumberger Ltd.	4,628	481,497
		825,343
Oil, Gas & Consumable Fuels - 9.3%
Anadarko Petroleum Corp.	9,045	930,369
Apache Corp.	2,254	210,118
BG Group PLC	2,700	55,259
Cabot Oil & Gas Corp.	7,661	277,635
Canadian Natural Resources Ltd.	1,000	40,699
Chevron Corp.	10,415	1,278,858
Cimarex Energy Co.	320	41,322
Concho Resources, Inc. (a)	350	46,130
ConocoPhillips Co.	710	56,757
CONSOL Energy, Inc.	500	22,085
Continental Resources, Inc. (a)	95	13,334
EOG Resources, Inc.	3,655	386,699
EQT Corp.	620	66,266
Exxon Mobil Corp.	10,929	1,098,692
Hess Corp.	1,300	118,690
Imperial Oil Ltd.	600	29,543
Murphy Oil Corp.	460	28,368
Noble Energy, Inc.	1,267	91,313
Occidental Petroleum Corp.	1,601	159,604
Phillips 66 Co.	1,560	132,272
Pioneer Natural Resources Co.	520	109,283
Range Resources Corp.	970	90,162
Royal Dutch Shell PLC Class A sponsored ADR	2,980	234,228
Spectra Energy Corp.	1,730	70,203
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Suncor Energy, Inc.	1,564	$ 60,192
Talisman Energy, Inc.	2,510	25,926
The Williams Companies, Inc.	761	35,737
Valero Energy Corp.	1,050	58,853
WPX Energy, Inc. (a)	1,456	30,838
		5,799,435
TOTAL ENERGY		6,624,778
FINANCIALS - 14.6%
Banks - 6.5%
Bank of America Corp.	26,205	396,744
CIT Group, Inc.	1,491	66,320
Citigroup, Inc.	15,230	724,491
JPMorgan Chase & Co.	16,055	892,176
M&T Bank Corp.	3,166	384,257
PNC Financial Services Group, Inc.	395	33,682
Standard Chartered PLC (United Kingdom)	2,460	55,357
U.S. Bancorp	7,314	308,578
Wells Fargo & Co.	24,297	1,233,802
		4,095,407
Capital Markets - 1.4%
Ameriprise Financial, Inc.	620	69,818
BlackRock, Inc. Class A	200	60,980
Charles Schwab Corp.	1,558	39,277
E*TRADE Financial Corp. (a)	1,520	30,962
Goldman Sachs Group, Inc.	508	81,183
Invesco Ltd.	900	33,030
LPL Financial	550	25,795
Morgan Stanley	5,786	178,556
Northern Trust Corp.	1,460	88,184
Och-Ziff Capital Management Group LLC Class A	2,000	26,580
State Street Corp.	3,330	217,349
TD Ameritrade Holding Corp.	1,450	43,993
		895,707
Consumer Finance - 2.0%
American Express Co.	10,329	945,104
Capital One Financial Corp.	1,700	134,113
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - continued
Discover Financial Services	2,488	$ 147,115
Santander Consumer U.S.A. Holdings, Inc.	1,080	21,222
		1,247,554
Diversified Financial Services - 0.9%
Berkshire Hathaway, Inc. Class B (a)	2,168	278,241
CME Group, Inc.	1,469	105,768
IntercontinentalExchange Group, Inc.	430	84,452
McGraw Hill Financial, Inc.	1,065	87,085
		555,546
Insurance - 2.2%
ACE Ltd.	1,400	145,194
AIA Group Ltd.	200	1,002
Allstate Corp.	2,520	146,815
American International Group, Inc.	2,432	131,498
CNA Financial Corp.	900	36,162
Fidelity National Financial, Inc. Class A	1,180	39,341
Genworth Financial, Inc. Class A (a)	944	16,039
Lincoln National Corp.	450	21,582
Loews Corp.	500	21,565
Marsh & McLennan Companies, Inc.	4,175	209,877
MetLife, Inc.	4,544	231,426
Progressive Corp.	3,490	87,355
Unum Group	3,725	126,315
XL Group PLC Class A	5,381	174,667
		1,388,838
Real Estate Investment Trusts - 1.6%
American Tower Corp.	4,102	367,662
AvalonBay Communities, Inc.	620	87,941
Crown Castle International Corp.	1,120	85,938
Digital Realty Trust, Inc.	271	15,583
Federal Realty Investment Trust (SBI)	380	45,418
General Growth Properties, Inc.	900	21,447
Public Storage	160	27,581
Simon Property Group, Inc.	1,100	183,106
SL Green Realty Corp.	150	16,424
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Vornado Realty Trust	850	$ 91,018
Weyerhaeuser Co.	1,290	40,532
		982,650
TOTAL FINANCIALS		9,165,702
HEALTH CARE - 11.8%
Biotechnology - 1.8%
Alexion Pharmaceuticals, Inc. (a)	520	86,486
Amgen, Inc.	1,255	145,567
Biogen Idec, Inc. (a)	519	165,753
Celgene Corp. (a)	858	131,300
Gilead Sciences, Inc. (a)	6,460	524,617
Incyte Corp. (a)	240	11,892
Intercept Pharmaceuticals, Inc. (a)	75	17,746
Vertex Pharmaceuticals, Inc. (a)	700	50,582
		1,133,943
Health Care Equipment & Supplies - 1.5%
Abbott Laboratories	3,450	138,035
Baxter International, Inc.	3,541	263,486
Becton, Dickinson & Co.	500	58,850
Boston Scientific Corp. (a)	2,630	33,743
CareFusion Corp. (a)	1,100	47,223
Covidien PLC	1,674	122,386
DENTSPLY International, Inc.	900	42,561
Intuitive Surgical, Inc. (a)	122	45,108
St. Jude Medical, Inc.	870	56,463
Stryker Corp.	1,278	107,978
		915,833
Health Care Providers & Services - 2.1%
Aetna, Inc.	1,371	106,321
Cardinal Health, Inc.	190	13,420
Express Scripts Holding Co. (a)	2,718	194,255
HCA Holdings, Inc. (a)	7,461	395,358
Humana, Inc.	470	58,496
McKesson Corp.	1,078	204,432
UnitedHealth Group, Inc.	3,171	252,507
WellPoint, Inc.	790	85,604
		1,310,393
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Technology - 0.0%
IMS Health Holdings, Inc.	1,547	$ 37,468
Life Sciences Tools & Services - 0.4%
Agilent Technologies, Inc.	2,586	147,247
Thermo Fisher Scientific, Inc.	1,055	123,340
		270,587
Pharmaceuticals - 6.0%
AbbVie, Inc.	4,639	252,037
Actavis PLC (a)	3,441	727,909
Allergan, Inc.	1,375	230,258
Bristol-Myers Squibb Co.	2,070	102,962
GlaxoSmithKline PLC sponsored ADR	858	46,281
Horizon Pharma, Inc. (a)	120	1,703
Horizon Pharma, Inc. warrants 9/25/17 (a)	550	5,377
Johnson & Johnson	8,244	836,436
Merck & Co., Inc.	10,875	629,228
Mylan, Inc. (a)	2,687	133,920
Novartis AG sponsored ADR	988	88,979
Perrigo Co. PLC	390	53,898
Pfizer, Inc.	13,181	390,553
Sanofi SA	130	13,899
Teva Pharmaceutical Industries Ltd. sponsored ADR	706	35,646
Zoetis, Inc. Class A	6,662	204,523
		3,753,609
TOTAL HEALTH CARE		7,421,833
INDUSTRIALS - 9.6%
Aerospace & Defense - 2.5%
Honeywell International, Inc.	720	67,068
L-3 Communications Holdings, Inc.	1,456	176,424
Precision Castparts Corp.	430	108,781
Raytheon Co.	3,410	332,714
Textron, Inc.	2,280	89,422
The Boeing Co.	2,599	351,515
United Technologies Corp.	3,794	440,939
		1,566,863
Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc.	300	17,958
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Air Freight & Logistics - continued
FedEx Corp.	1,030	$ 148,485
United Parcel Service, Inc. Class B	1,571	163,195
		329,638
Airlines - 0.8%
American Airlines Group, Inc.	2,970	119,275
Delta Air Lines, Inc.	8,412	335,723
United Continental Holdings, Inc. (a)	1,640	72,767
		527,765
Commercial Services & Supplies - 0.4%
Iron Mountain, Inc.	1,140	35,500
Republic Services, Inc.	567	20,072
Tyco International Ltd.	4,347	189,703
		245,275
Construction & Engineering - 0.1%
Jacobs Engineering Group, Inc. (a)	550	30,289
Quanta Services, Inc. (a)	900	30,555
		60,844
Electrical Equipment - 0.3%
Emerson Electric Co.	2,400	160,152
Hubbell, Inc. Class B	360	42,120
		202,272
Industrial Conglomerates - 2.3%
3M Co.	2,285	325,727
Danaher Corp.	2,860	224,310
General Electric Co.	30,902	827,865
Roper Industries, Inc.	270	38,254
		1,416,156
Machinery - 1.2%
Caterpillar, Inc.	644	65,836
Cummins, Inc.	1,830	279,862
Deere & Co.	950	86,612
Flowserve Corp.	1,120	82,589
Ingersoll-Rand PLC	290	17,348
Parker Hannifin Corp.	1,305	163,425
Stanley Black & Decker, Inc.	340	29,716
Xylem, Inc.	400	14,920
		740,308
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - 1.2%
Canadian National Railway Co.	1,158	$ 70,230
Canadian Pacific Railway Ltd.	1,154	173,396
CSX Corp.	2,309	67,885
Norfolk Southern Corp.	1,685	169,764
Union Pacific Corp.	1,414	281,768
		763,043
Trading Companies & Distributors - 0.3%
Fastenal Co.	580	28,275
W.W. Grainger, Inc.	505	130,477
		158,752
TOTAL INDUSTRIALS		6,010,916
INFORMATION TECHNOLOGY - 16.2%
Communications Equipment - 1.5%
Cisco Systems, Inc.	16,168	398,056
Motorola Solutions, Inc.	830	55,959
QUALCOMM, Inc.	6,037	485,677
		939,692
Electronic Equipment & Components - 0.5%
Corning, Inc.	609	12,972
TE Connectivity Ltd.	4,726	281,008
Trimble Navigation Ltd. (a)	1,000	36,070
		330,050
Internet Software & Services - 2.9%
Akamai Technologies, Inc. (a)	990	53,797
eBay, Inc. (a)	4,428	224,632
Equinix, Inc. (a)	240	47,700
Facebook, Inc. Class A (a)	4,567	289,091
Google, Inc.:
Class A (a)	763	436,169
Class C (a)	1,195	670,371
LinkedIn Corp. (a)	100	16,009
Velti PLC (a)(c)	976	18
VeriSign, Inc. (a)	1,210	60,597
Yahoo!, Inc. (a)	1,095	37,942
		1,836,326
IT Services - 2.4%
Accenture PLC Class A	1,266	103,116
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
Amdocs Ltd.	862	$ 41,479
ASAC II LP (c)	1,527	21,774
Automatic Data Processing, Inc.	1,150	91,632
Cognizant Technology Solutions Corp. Class A (a)	2,110	102,567
Fidelity National Information Services, Inc.	1,120	60,648
IBM Corp.	1,873	345,306
MasterCard, Inc. Class A	4,037	308,629
Visa, Inc. Class A	1,898	407,747
Xerox Corp.	1,220	15,067
		1,497,965
Semiconductors & Semiconductor Equipment - 1.1%
Altera Corp.	1,780	58,971
Applied Materials, Inc.	9,105	183,830
ASML Holding NV	400	34,352
Atmel Corp. (a)	2,820	23,632
Broadcom Corp. Class A	3,970	126,524
Intel Corp.	4,450	121,574
Lam Research Corp.	1,860	115,394
		664,277
Software - 3.7%
Adobe Systems, Inc. (a)	420	27,107
Autodesk, Inc. (a)	2,580	135,115
Citrix Systems, Inc. (a)	1,760	109,067
Microsoft Corp.	30,415	1,245,190
Oracle Corp.	13,844	581,725
Red Hat, Inc. (a)	2,990	149,859
salesforce.com, Inc. (a)	330	17,368
VMware, Inc. Class A (a)	330	31,845
		2,297,276
Technology Hardware, Storage & Peripherals - 4.1%
Apple, Inc.	2,739	1,733,778
EMC Corp.	12,688	336,993
Hewlett-Packard Co.	4,602	154,167
SanDisk Corp.	380	36,719
Western Digital Corp.	3,543	311,253
		2,572,910
TOTAL INFORMATION TECHNOLOGY		10,138,496
Common Stocks - continued
	Shares	Value
MATERIALS - 3.9%
Chemicals - 3.1%
Airgas, Inc.	560	$ 59,539
Celanese Corp. Class A	1,210	75,867
E.I. du Pont de Nemours & Co.	540	37,427
Ecolab, Inc.	1,610	175,796
Huntsman Corp.	2,916	77,828
LyondellBasell Industries NV Class A	650	64,721
Monsanto Co.	4,650	566,603
Potash Corp. of Saskatchewan, Inc.	800	29,033
PPG Industries, Inc.	130	26,209
Praxair, Inc.	720	95,213
Rockwood Holdings, Inc.	3,574	272,946
RPM International, Inc.	300	12,921
Sherwin-Williams Co.	580	118,674
Syngenta AG (Switzerland)	69	26,558
The Dow Chemical Co.	5,285	275,454
		1,914,789
Construction Materials - 0.3%
Martin Marietta Materials, Inc.	460	56,488
Vulcan Materials Co.	1,699	103,588
		160,076
Containers & Packaging - 0.2%
Ball Corp.	690	41,648
MeadWestvaco Corp.	2,316	93,983
		135,631
Metals & Mining - 0.2%
Barrick Gold Corp.	930	15,095
Freeport-McMoRan Copper & Gold, Inc.	2,827	96,259
Nucor Corp.	770	38,985
		150,339
Paper & Forest Products - 0.1%
International Paper Co.	1,270	60,490
TOTAL MATERIALS		2,421,325
TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.8%
AT&T, Inc.	4,710	167,064
Verizon Communications, Inc.	19,223	960,381
		1,127,445
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	2,724	$ 93,515
TOTAL TELECOMMUNICATION SERVICES		1,220,960
UTILITIES - 2.2%
Electric Utilities - 1.1%
American Electric Power Co., Inc.	1,900	101,365
Edison International	2,043	112,651
Entergy Corp.	880	66,370
Exelon Corp.	1,970	72,555
FirstEnergy Corp.	1,160	39,231
ITC Holdings Corp.	6,361	232,813
Northeast Utilities	690	31,326
		656,311
Independent Power Producers & Energy Traders - 0.4%
Calpine Corp. (a)	1,900	44,308
NRG Energy, Inc.	3,250	115,830
The AES Corp.	7,390	104,199
		264,337
Multi-Utilities - 0.7%
CenterPoint Energy, Inc.	2,240	54,029
CMS Energy Corp.	1,530	45,518
NiSource, Inc.	1,820	68,013
PG&E Corp.	6,141	281,688
		449,248
TOTAL UTILITIES		1,369,896
TOTAL COMMON STOCKS (Cost $42,562,245)		58,277,998
Preferred Stocks - 0.0%

Convertible Preferred Stocks - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Mobileye NV Series F (c)	167	5,828
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - 0.0%
CONSUMER STAPLES - 0.0%
Household Products - 0.0%
Henkel AG & Co. KGaA	111	$ 12,820
TOTAL PREFERRED STOCKS (Cost $14,922)		18,648
Convertible Bonds - 0.0%
	Principal Amount
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Amyris, Inc. 3% 2/27/17 (Cost $5,000)	$ 5,000	4,075
Equity Funds - 0.5%
	Shares
Sector Funds - 0.5%
Health Care Select Sector SPDR ETF	3,175	189,802
Market Vectors Oil Services ETF	2,220	117,926
TOTAL EQUITY FUNDS (Cost $254,891)		307,728
Money Market Funds - 6.4%

Dreyfus Treasury & Agency Cash Management Fund Institutional Shares, 0.01% (b) (Cost $3,997,153)	3,997,153	3,997,153
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $46,834,211)		62,605,602
NET OTHER ASSETS (LIABILITIES) - 0.1%		77,845
NET ASSETS - 100%		$ 62,683,447
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
15 CME E-mini S&P 500 Index Contracts (United States)	June 2014	$ 1,441,125	$ 45,568
11 CME E-mini S&P MidCap 400 Index Contracts (United States)	June 2014	1,514,480	6,176
TOTAL EQUITY INDEX CONTRACTS		$ 2,955,605	$ 51,744

The face value of futures purchased as a percentage of net assets is 4.7%
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $27,620 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
ASAC II LP	10/10/13	$ 15,270
Mobileye NV Series F	8/15/13	$ 5,828
Velti PLC	4/19/13	$ 1,464
Other Information

The following is a summary of the inputs used, as of May 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 8,562,271	$ 8,562,271	$ -	$ -
Consumer Staples	5,354,641	5,291,339	63,302	-
Energy	6,624,778	6,624,778	-	-
Financials	9,165,702	9,165,702	-	-
Health Care	7,421,833	7,402,557	19,276	-
Industrials	6,010,916	6,010,916	-	-
Information Technology	10,144,324	10,116,704	18	27,602
Materials	2,421,325	2,394,767	26,558	-
Telecommunication Services	1,220,960	1,220,960	-	-
Utilities	1,369,896	1,369,896	-	-
Corporate Bonds	4,075	-	4,075	-
Equity Funds	307,728	307,728	-	-
Money Market Funds	3,997,153	3,997,153	-	-
Total Investments in Securities:	$ 62,605,602	$ 62,464,771	$ 113,229	$ 27,602
Derivative Instruments:
Assets
Futures Contracts	$ 51,744	$ 51,744	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 51,744	$ -
Total Value of Derivatives	$ 51,744	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $46,834,211)		$ 62,605,602
Segregated cash with brokers for derivative instruments		141,875
Foreign currency held at value (cost $438)		438
Receivable for investments sold		758,596
Receivable for fund shares sold		10,911
Dividends receivable		126,376
Interest receivable		39
Prepaid expenses		437
Receivable from investment adviser for expense reductions		6,561
Other receivables		198
Total assets		63,651,033

Liabilities
Payable for investments purchased	$ 787,385
Payable for fund shares redeemed	3,668
Accrued management fee	35,873
Distribution and service plan fees payable	22
Payable for daily variation margin for derivative instruments	600
Other affiliated payables	8,412
Custodian fees payable	96,926
Other payables and accrued expenses	34,700
Total liabilities		967,586

Net Assets		$ 62,683,447
Net Assets consist of:
Paid in capital		$ 40,221,387
Undistributed net investment income		256,699
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		6,382,227
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		15,823,134
Net Assets		$ 62,683,447

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

May 31, 2014

Core Multi-Manager: Net Asset Value, offering price and redemption price per share ($60,937,789 ÷ 4,266,194 shares)	$ 14.28

Class F: Net Asset Value, offering price and redemption price per share ($1,526,870 ÷ 106,770 shares)	$ 14.30

Class L: Net Asset Value, offering price and redemption price per share ($109,468 ÷ 7,662 shares)	$ 14.29

Class N: Net Asset Value, offering price and redemption price per share ($109,320 ÷ 7,660 shares)	$ 14.27

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended May 31, 2014

Investment Income
Dividends: Unaffiliated issuers		$ 1,314,053
Interest		571
Total income		1,314,624

Expenses
Management fee	$ 449,774
Transfer agent fees	67,615
Distribution and service plan fees	145
Accounting fees and expenses	28,973
Custodian fees and expenses	250,411
Independent trustees' compensation	841
Registration fees	50,966
Audit	47,960
Legal	493
Miscellaneous	394
Total expenses before reductions	897,572
Expense reductions	(176,666)	720,906
Net investment income (loss)		593,718
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,501,161
Foreign currency transactions	(318)
Futures contracts	438,388
Total net realized gain (loss)		8,939,231
Change in net unrealized appreciation (depreciation) on: Investment securities	3,497,144
Assets and liabilities in foreign currencies	(11)
Futures contracts	(25,769)
Total change in net unrealized appreciation (depreciation)		3,471,364
Net gain (loss)		12,410,595
Net increase (decrease) in net assets resulting from operations		$ 13,004,313

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended May 31, 2014	Year ended May 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 593,718	$ 672,558
Net realized gain (loss)	8,939,231	3,140,232
Change in net unrealized appreciation (depreciation)	3,471,364	10,283,963
Net increase (decrease) in net assets resulting from operations	13,004,313	14,096,753
Distributions to shareholders from net investment income	(586,601)	(616,044)
Distributions to shareholders from net realized gain	(5,451,973)	(1,011,610)
Total distributions	(6,038,574)	(1,627,654)
Share transactions - net increase (decrease)	(12,190,268)	2,172,660
Total increase (decrease) in net assets	(5,224,529)	14,641,759

Net Assets
Beginning of period	67,907,976	53,266,217
End of period (including undistributed net investment income of $256,699 and undistributed net investment income of $251,073, respectively)	$ 62,683,447	$ 67,907,976

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Core Multi-Manager

Years ended May 31,	2014	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.02	$ 10.61	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.11	.13	.05
Net realized and unrealized gain (loss)	2.27	2.60	.57
Total from investment operations	2.38	2.73	.62
Distributions from net investment income	(.11)	(.12)	(.01)
Distributions from net realized gain	(1.02)	(.20)	-
Total distributions	(1.12) H	(.32)	(.01)
Net asset value, end of period	$ 14.28	$ 13.02	$ 10.61
Total Return B, C	19.49%	26.33%	6.24%
Ratios to Average Net Assets F
Expenses before reductions	1.21%	1.03%	1.10%A
Expenses net of fee waivers, if any	.97%	.97%	.97%A
Expenses net of all reductions	.97%	.96%	.97%A
Net investment income (loss)	.80%	1.12%	.90%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,938	$ 67,623	$ 53,266
Portfolio turnover rate G	134%	95%	77%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 16, 2011 (commencement of operations) to May 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $1.12 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $1.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended May 31,	2014	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.02	$ 11.62
Income from Investment Operations
Net investment income (loss) D	.12	.06
Net realized and unrealized gain (loss)	2.28	1.46
Total from investment operations	2.40	1.52
Distributions from net investment income	(.11)	(.08)
Distributions from net realized gain	(1.02)	(.04)
Total distributions	(1.12) H	(.12)
Net asset value, end of period	$ 14.30	$ 13.02
Total Return B, C	19.66%	13.22%
Ratios to Average Net Assets F
Expenses before reductions	1.11%	.96%A
Expenses net of fee waivers, if any	.87%	.87%A
Expenses net of all reductions	.87%	.86%A
Net investment income (loss)	.90%	1.02%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,527	$ 285
Portfolio turnover rate G	134%	95%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $1.12 per share is comprised of distributions from net investment income of $.109 and distributions from net realized gain of $1.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Year ended May 31,	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.50
Income from Investment Operations
Net investment income (loss) D	.07
Net realized and unrealized gain (loss)	1.19
Total from investment operations	1.26
Distributions from net investment income	(.06)
Distributions from net realized gain	(.41)
Total distributions	(.47)
Net asset value, end of period	$ 14.29
Total Return B, C	9.50%
Ratios to Average Net Assets F
Expenses before reductions	1.19%A
Expenses net of fee waivers, if any	.97%A
Expenses net of all reductions	.97%A
Net investment income (loss)	.90%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 109
Portfolio turnover rate G	134%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Year ended May 31,	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.50
Income from Investment Operations
Net investment income (loss) D	.05
Net realized and unrealized gain (loss)	1.18
Total from investment operations	1.23
Distributions from net investment income	(.06)
Distributions from net realized gain	(.41)
Total distributions	(.46)H
Net asset value, end of period	$ 14.27
Total Return B, C	9.32%
Ratios to Average Net Assets F
Expenses before reductions	1.45%A
Expenses net of fee waivers, if any	1.22%A
Expenses net of all reductions	1.22%A
Net investment income (loss)	.65%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 109
Portfolio turnover rate G	134%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $.46 per share is comprised of distributions from net investment income of $.056 and distributions from net realized gain of $.405 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended May 31, 2014

1. Organization.

Strategic Advisers Core Multi-Manager Fund (the Fund) is a non-diversified fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Core Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of May 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, equity-debt classifications, deferred trustees compensation, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 15,804,136
Gross unrealized depreciation	(245,835)
Net unrealized appreciation (depreciation) on securities and other investments	$ 15,558,301

Tax Cost	$ 47,047,301

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,139,469
Undistributed long-term capital gain	$ 4,764,464
Net unrealized appreciation (depreciation)	$ 15,558,300

The tax character of distributions paid was as follows:

	May 31, 2014	May 31, 2013
Ordinary Income	$ 2,339,120	$ 1,471,334
Long-term Capital Gains	3,699,454	156,320
Total	$ 6,038,574	$ 1,627,654

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Restricted Securities - continued

at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Annual Report

3. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $438,388 and a change in net unrealized appreciation (depreciation) of $(25,769) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $93,530,430 and $112,159,156, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.05% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .60% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sub-Advisers. AllianceBernstein, L.P., Cornerstone Investment Partners, LLC, First Eagle Investment Management, LLC, Lazard Asset Management, LLC (through February 18, 2014), OppenheimerFunds, Inc., Pyramis Global Advisors, LLC (an affiliate of the investment adviser) and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 145	$ 145

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Core Multi-Manager	$ 67,491.09
Class L	62	.11*
Class N	62	.11*
	$ 67,615

* Annualized

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,976 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $132 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser has voluntarily agreed to waive a portion of the Fund's management fee. During the period, this waiver reduced the Fund's management fee by $4,786.

The investment adviser has also contractually agreed to reimburse Core Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through July 31, 2015. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Core Multi-Manager	.97%	$ 169,362
Class F	.87%	2,039
Class L	.97%	125
Class N	1.22%	128

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $226 for the period.

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended May 31,	2014B	2013A
From net investment income
Core Multi-Manager	$ 579,841	$ 614,340
Class F	5,901	1,704
Class L	444	-
Class N	415	-
Total	$ 586,601	$ 616,044
From net realized gain
Core Multi-Manager	$ 5,399,206	$ 1,010,810
Class F	46,767	800
Class L	3,000	-
Class N	3,000	-
Total	$ 5,451,973	$ 1,011,610

A Distributions for Class F are for the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

B Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended May 31,	2014B	2013A	2014B	2013A
Core Multi-Manager
Shares sold	73,693	36,851	$ 963,366	$ 435,299
Reinvestment of distributions	466,074	148,077	5,979,047	1,625,150
Shares redeemed	(1,468,517)	(12,229)	(20,481,128)	(142,196)
Net increase (decrease)	(928,750)	172,699	$ (13,538,715)	$ 1,918,253
Class F
Shares sold	90,818	22,429	$ 1,223,378	$ 261,819
Reinvestment of distributions	4,013	220	52,668	2,504
Shares redeemed	(9,936)	(774)	(134,458)	(9,916)
Net increase (decrease)	84,895	21,875	$ 1,141,588	$ 254,407
Class L
Shares sold	7,407	-	$ 100,000	$ -
Reinvestment of distributions	255	-	3,444	-
Net increase (decrease)	7,662	-	$ 103,444	$ -

Annual Report

9. Share Transactions - continued

	Shares		Dollars
Years ended May 31,	2014B	2013A	2014B	2013A
Class N
Shares sold	7,407	-	$ 100,000	$ -
Reinvestment of distributions	253	-	3,415	-
Net increase (decrease)	7,660	-	$ 103,415	$ -

A Share transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

B Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Core Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Core Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 22, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds. Ms. Farrell oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts).

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Core Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Strategic Advisers Core Multi- Manager Fund	07/07/14	07/03/14	$0.066	$1.698

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2014, $6,128,954, or, if subsequently determined to be different, the net capital gain of such year.

Strategic Advisers Core Multi-Manager Fund designates 55% and 52% of the dividends distributed in July and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Strategic Advisers Core Multi-Manager Fund designates 61% and 57% of the dividends distributed in July and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

AllianceBernstein L.P.

Cornerstone Investment Partners, LLC

First Eagle Investment Management, LLC

OppenheimerFunds, Inc.

Pyramis Global Advisors, LLC

T. Rowe Price Associates, Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

MMC-UANN-0714
1.931536.103

Strategic Advisers®
Core Multi-Manager Fund

Class F

Annual Report

May 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended May 31, 2014	Past 1 year	Life of fund A
Class F B	19.66%	20.50%

A From November 16, 2011.

B The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012, are those of Strategic Advisers® Core Multi-Manager Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Multi-Manager Fund - Class F on November 16, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. See footnote B above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a rough start to 2014 to post a strong gain in a risk-taking environment, as the S&P 500® Index returned 20.45% for the 12 months ending May 31, 2014, finishing at an all-time high. U.S. Federal Reserve policies balancing stimulus reductions with continued low interest rates contributed to a broad advance: All 10 S&P 500® market sectors gained, nine by more than 10%. Industrials (+27%) was the best-performing group, driven by demand for autos and other durable goods. Health care (+26%) was close behind, aided by new drugs and predictable reimbursements. Telecommunication services (+8%) proved the laggard, battling slow growth and stiff pricing competition. Volatility remained low for much of the period, despite spiking early in 2014 amid conflict in Ukraine and fear of a slowing economy in China. The S&P 500® Index finished strongly, aided by a rise in consumer spending and the lowest unemployment rate since 2008 - two factors that reduced the sting of weather-beaten first-quarter economic figures that showed contraction for the first time since 2011. Across segments, investors preferred large-cap stocks to small-caps and growth over value in the period. The small-cap Russell 2000® Index lagged the S&P 500® with a 16.79% return, while the growth-oriented Nasdaq Composite Index® rose 24.33%.

Comments from John Stone, Portfolio Manager of Strategic Advisers® Core Multi-Manager Fund: For the year, the Class F shares of Strategic Advisers® Core Multi-Manager Fund (the Fund) returned 19.66%, trailing the S&P 500®. Relative to the benchmark, sub-adviser AllianceBernstein, which employs a momentum strategy based on short-term market signals, was the primary detractor, as it was hurt by holding cash, along with being late to catch the rally in aggressive-growth stocks during 2013's third quarter. A small position in the Vanguard Consumer Staples exchange-traded fund (ETF) nicked the Fund's return, and we sold it during the period. On the plus side, T. Rowe Price, our largest manager allocation by far, was the top relative contributor. Its benchmark-like core strategy yielded productive stock choices in airlines and information technology. First Eagle Investment Management, which seeks to capitalize on pricing inefficiencies related to corporate or global events, benefited from its holdings of defense contractors and media companies. Looking at significant portfolio changes, we added Cornerstone Investment Partners as a sub-adviser and terminated our relationship with Lazard Asset Management. We redeployed the assets that had been managed by Lazard into a mega-cap strategy run by Pyramis Global Advisors that has exhibited a more compelling risk/reward profile over time.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2013 to May 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During Period* December 1, 2013 to May 31, 2014
Core Multi-Manager	.97%
Actual		$ 1,000.00	$ 1,068.90	$ 5.00
HypotheticalA		$ 1,000.00	$ 1,020.09	$ 4.89
Class F	.87%
Actual		$ 1,000.00	$ 1,069.60	$ 4.49
HypotheticalA		$ 1,000.00	$ 1,020.59	$ 4.38
Class L	.97%
Actual		$ 1,000.00	$ 1,069.70	$ 5.01
HypotheticalA		$ 1,000.00	$ 1,020.09	$ 4.89
Class N	1.22%
Actual		$ 1,000.00	$ 1,067.80	$ 6.29
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.14

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of May 31, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	2.8	3.0
Chevron Corp.	2.0	1.2
Microsoft Corp.	2.0	1.5
Wells Fargo & Co.	2.0	1.2
Comcast Corp. Class A	1.9	1.4
Exxon Mobil Corp.	1.8	1.5
Verizon Communications, Inc.	1.5	0.8
American Express Co.	1.5	0.9
Anadarko Petroleum Corp.	1.5	0.2
JPMorgan Chase & Co.	1.4	1.6
	18.4
Top Five Market Sectors as of May 31, 2014
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	16.2	16.4
Financials	14.6	14.3
Consumer Discretionary	13.7	13.1
Health Care	11.8	11.8
Energy	10.6	9.1
Asset Allocation (% of fund's net assets)
As of May 31, 2014	As of November 30, 2013
Stocks 93.0%	Stocks 93.6%
Corporate Bonds 0.0%*	Corporate Bonds 0.0%*
Sector Funds 0.5%	Sector Funds 1.2%
Short-Term Investments and Net Other Assets (Liabilities) 6.5%	Short-Term Investments and Net Other Assets (Liabilities) 5.2%

* Amount represents less than 0.1%
Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments May 31, 2014

Showing Percentage of Net Assets

Common Stocks - 93.0%
	Shares	Value
CONSUMER DISCRETIONARY - 13.7%
Auto Components - 0.6%
Delphi Automotive PLC	1,943	$ 134,184
Johnson Controls, Inc.	1,970	95,269
TRW Automotive Holdings Corp. (a)	1,420	120,515
		349,968
Automobiles - 0.4%
General Motors Co.	5,837	201,843
Harley-Davidson, Inc.	1,130	80,501
		282,344
Hotels, Restaurants & Leisure - 1.6%
Carnival Corp. unit	900	36,027
Chipotle Mexican Grill, Inc. (a)	150	82,064
Hilton Worldwide Holdings, Inc.	1,220	27,596
Las Vegas Sands Corp.	760	58,155
McDonald's Corp.	880	89,258
Panera Bread Co. Class A (a)	120	18,433
Royal Caribbean Cruises Ltd.	3,156	174,495
Starbucks Corp.	1,710	125,240
Starwood Hotels & Resorts Worldwide, Inc.	880	70,268
Tim Hortons, Inc.	460	24,937
Wyndham Worldwide Corp.	2,287	169,078
Wynn Resorts Ltd.	290	62,341
Yum! Brands, Inc.	607	46,927
		984,819
Household Durables - 0.1%
Lennar Corp. Class A	900	36,810
Internet & Catalog Retail - 1.1%
Amazon.com, Inc. (a)	810	253,166
Expedia, Inc.	1,504	110,243
Netflix, Inc. (a)	310	129,527
priceline.com, Inc. (a)	140	179,008
		671,944
Leisure Products - 0.4%
Hasbro, Inc.	781	41,940
Mattel, Inc.	6,045	234,727
		276,667
Media - 5.7%
Comcast Corp.:
Class A	22,394	1,168,967
Class A (special) (non-vtg.)	2,531	131,207
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
DIRECTV (a)	500	$ 41,220
Discovery Communications, Inc.:
Class A (a)	1,274	98,047
Class C (non-vtg.) (a)	830	62,209
Lamar Advertising Co. Class A	4,931	243,296
Liberty Global PLC Class A (a)	2,377	107,013
News Corp. Class A (a)	4,620	78,817
The Madison Square Garden Co. Class A (a)	2,668	146,340
The Walt Disney Co.	2,249	188,938
Time Warner Cable, Inc.	2,251	317,751
Time Warner, Inc.	6,040	421,773
Twenty-First Century Fox, Inc. Class A	9,237	327,082
Viacom, Inc. Class B (non-vtg.)	2,818	240,460
		3,573,120
Multiline Retail - 0.8%
Dollar General Corp. (a)	3,231	173,763
Dollar Tree, Inc. (a)	1,070	56,742
Kohl's Corp.	1,020	55,529
Macy's, Inc.	870	52,104
Target Corp.	2,801	158,985
		497,123
Specialty Retail - 2.5%
AutoZone, Inc. (a)	259	137,918
Bed Bath & Beyond, Inc. (a)	2,073	126,142
CarMax, Inc. (a)	2,290	101,470
Gap, Inc.	2,525	104,106
Home Depot, Inc.	8,385	672,729
L Brands, Inc.	1,190	68,294
Lowe's Companies, Inc.	6,025	283,657
Ross Stores, Inc.	1,130	77,349
TJX Companies, Inc.	397	21,617
		1,593,282
Textiles, Apparel & Luxury Goods - 0.5%
Hanesbrands, Inc.	480	40,718
NIKE, Inc. Class B	1,600	123,056
PVH Corp.	1,006	132,420
		296,194
TOTAL CONSUMER DISCRETIONARY		8,562,271
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 8.5%
Beverages - 2.8%
Anheuser-Busch InBev SA NV ADR	5,006	$ 550,260
Coca-Cola Enterprises, Inc.	3,609	164,715
Diageo PLC	1,966	63,302
Dr. Pepper Snapple Group, Inc.	820	47,314
Monster Beverage Corp. (a)	130	9,019
PepsiCo, Inc.	6,177	545,614
SABMiller PLC	500	27,749
The Coca-Cola Co.	7,950	325,235
		1,733,208
Food & Staples Retailing - 2.2%
Costco Wholesale Corp.	900	104,418
CVS Caremark Corp.	6,444	504,694
Rite Aid Corp. (a)	4,200	35,112
Sysco Corp.	1,010	37,905
Wal-Mart Stores, Inc.	5,505	422,619
Walgreen Co.	2,718	195,451
Whole Foods Market, Inc.	1,370	52,389
		1,352,588
Food Products - 1.2%
Archer Daniels Midland Co.	1,490	66,961
General Mills, Inc.	1,820	99,973
Kellogg Co.	3,356	231,497
Keurig Green Mountain, Inc.	160	18,045
Mondelez International, Inc.	9,558	359,572
		776,048
Household Products - 1.1%
Colgate-Palmolive Co.	420	28,728
Energizer Holdings, Inc.	600	69,600
Henkel AG & Co. KGaA	450	45,632
Procter & Gamble Co.	7,062	570,539
		714,499
Personal Products - 0.2%
Avon Products, Inc.	4,320	61,733
Estee Lauder Companies, Inc. Class A	860	65,893
		127,626
Tobacco - 1.0%
Altria Group, Inc.	690	28,676
British American Tobacco PLC sponsored ADR	800	97,008
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - continued
Philip Morris International, Inc.	5,561	$ 492,371
Reynolds American, Inc.	332	19,797
		637,852
TOTAL CONSUMER STAPLES		5,341,821
ENERGY - 10.6%
Energy Equipment & Services - 1.3%
Baker Hughes, Inc.	440	31,029
Cameron International Corp. (a)	750	47,963
Core Laboratories NV	130	20,781
Halliburton Co.	1,030	66,579
National Oilwell Varco, Inc.	2,168	177,494
Schlumberger Ltd.	4,628	481,497
		825,343
Oil, Gas & Consumable Fuels - 9.3%
Anadarko Petroleum Corp.	9,045	930,369
Apache Corp.	2,254	210,118
BG Group PLC	2,700	55,259
Cabot Oil & Gas Corp.	7,661	277,635
Canadian Natural Resources Ltd.	1,000	40,699
Chevron Corp.	10,415	1,278,858
Cimarex Energy Co.	320	41,322
Concho Resources, Inc. (a)	350	46,130
ConocoPhillips Co.	710	56,757
CONSOL Energy, Inc.	500	22,085
Continental Resources, Inc. (a)	95	13,334
EOG Resources, Inc.	3,655	386,699
EQT Corp.	620	66,266
Exxon Mobil Corp.	10,929	1,098,692
Hess Corp.	1,300	118,690
Imperial Oil Ltd.	600	29,543
Murphy Oil Corp.	460	28,368
Noble Energy, Inc.	1,267	91,313
Occidental Petroleum Corp.	1,601	159,604
Phillips 66 Co.	1,560	132,272
Pioneer Natural Resources Co.	520	109,283
Range Resources Corp.	970	90,162
Royal Dutch Shell PLC Class A sponsored ADR	2,980	234,228
Spectra Energy Corp.	1,730	70,203
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Suncor Energy, Inc.	1,564	$ 60,192
Talisman Energy, Inc.	2,510	25,926
The Williams Companies, Inc.	761	35,737
Valero Energy Corp.	1,050	58,853
WPX Energy, Inc. (a)	1,456	30,838
		5,799,435
TOTAL ENERGY		6,624,778
FINANCIALS - 14.6%
Banks - 6.5%
Bank of America Corp.	26,205	396,744
CIT Group, Inc.	1,491	66,320
Citigroup, Inc.	15,230	724,491
JPMorgan Chase & Co.	16,055	892,176
M&T Bank Corp.	3,166	384,257
PNC Financial Services Group, Inc.	395	33,682
Standard Chartered PLC (United Kingdom)	2,460	55,357
U.S. Bancorp	7,314	308,578
Wells Fargo & Co.	24,297	1,233,802
		4,095,407
Capital Markets - 1.4%
Ameriprise Financial, Inc.	620	69,818
BlackRock, Inc. Class A	200	60,980
Charles Schwab Corp.	1,558	39,277
E*TRADE Financial Corp. (a)	1,520	30,962
Goldman Sachs Group, Inc.	508	81,183
Invesco Ltd.	900	33,030
LPL Financial	550	25,795
Morgan Stanley	5,786	178,556
Northern Trust Corp.	1,460	88,184
Och-Ziff Capital Management Group LLC Class A	2,000	26,580
State Street Corp.	3,330	217,349
TD Ameritrade Holding Corp.	1,450	43,993
		895,707
Consumer Finance - 2.0%
American Express Co.	10,329	945,104
Capital One Financial Corp.	1,700	134,113
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - continued
Discover Financial Services	2,488	$ 147,115
Santander Consumer U.S.A. Holdings, Inc.	1,080	21,222
		1,247,554
Diversified Financial Services - 0.9%
Berkshire Hathaway, Inc. Class B (a)	2,168	278,241
CME Group, Inc.	1,469	105,768
IntercontinentalExchange Group, Inc.	430	84,452
McGraw Hill Financial, Inc.	1,065	87,085
		555,546
Insurance - 2.2%
ACE Ltd.	1,400	145,194
AIA Group Ltd.	200	1,002
Allstate Corp.	2,520	146,815
American International Group, Inc.	2,432	131,498
CNA Financial Corp.	900	36,162
Fidelity National Financial, Inc. Class A	1,180	39,341
Genworth Financial, Inc. Class A (a)	944	16,039
Lincoln National Corp.	450	21,582
Loews Corp.	500	21,565
Marsh & McLennan Companies, Inc.	4,175	209,877
MetLife, Inc.	4,544	231,426
Progressive Corp.	3,490	87,355
Unum Group	3,725	126,315
XL Group PLC Class A	5,381	174,667
		1,388,838
Real Estate Investment Trusts - 1.6%
American Tower Corp.	4,102	367,662
AvalonBay Communities, Inc.	620	87,941
Crown Castle International Corp.	1,120	85,938
Digital Realty Trust, Inc.	271	15,583
Federal Realty Investment Trust (SBI)	380	45,418
General Growth Properties, Inc.	900	21,447
Public Storage	160	27,581
Simon Property Group, Inc.	1,100	183,106
SL Green Realty Corp.	150	16,424
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Vornado Realty Trust	850	$ 91,018
Weyerhaeuser Co.	1,290	40,532
		982,650
TOTAL FINANCIALS		9,165,702
HEALTH CARE - 11.8%
Biotechnology - 1.8%
Alexion Pharmaceuticals, Inc. (a)	520	86,486
Amgen, Inc.	1,255	145,567
Biogen Idec, Inc. (a)	519	165,753
Celgene Corp. (a)	858	131,300
Gilead Sciences, Inc. (a)	6,460	524,617
Incyte Corp. (a)	240	11,892
Intercept Pharmaceuticals, Inc. (a)	75	17,746
Vertex Pharmaceuticals, Inc. (a)	700	50,582
		1,133,943
Health Care Equipment & Supplies - 1.5%
Abbott Laboratories	3,450	138,035
Baxter International, Inc.	3,541	263,486
Becton, Dickinson & Co.	500	58,850
Boston Scientific Corp. (a)	2,630	33,743
CareFusion Corp. (a)	1,100	47,223
Covidien PLC	1,674	122,386
DENTSPLY International, Inc.	900	42,561
Intuitive Surgical, Inc. (a)	122	45,108
St. Jude Medical, Inc.	870	56,463
Stryker Corp.	1,278	107,978
		915,833
Health Care Providers & Services - 2.1%
Aetna, Inc.	1,371	106,321
Cardinal Health, Inc.	190	13,420
Express Scripts Holding Co. (a)	2,718	194,255
HCA Holdings, Inc. (a)	7,461	395,358
Humana, Inc.	470	58,496
McKesson Corp.	1,078	204,432
UnitedHealth Group, Inc.	3,171	252,507
WellPoint, Inc.	790	85,604
		1,310,393
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Technology - 0.0%
IMS Health Holdings, Inc.	1,547	$ 37,468
Life Sciences Tools & Services - 0.4%
Agilent Technologies, Inc.	2,586	147,247
Thermo Fisher Scientific, Inc.	1,055	123,340
		270,587
Pharmaceuticals - 6.0%
AbbVie, Inc.	4,639	252,037
Actavis PLC (a)	3,441	727,909
Allergan, Inc.	1,375	230,258
Bristol-Myers Squibb Co.	2,070	102,962
GlaxoSmithKline PLC sponsored ADR	858	46,281
Horizon Pharma, Inc. (a)	120	1,703
Horizon Pharma, Inc. warrants 9/25/17 (a)	550	5,377
Johnson & Johnson	8,244	836,436
Merck & Co., Inc.	10,875	629,228
Mylan, Inc. (a)	2,687	133,920
Novartis AG sponsored ADR	988	88,979
Perrigo Co. PLC	390	53,898
Pfizer, Inc.	13,181	390,553
Sanofi SA	130	13,899
Teva Pharmaceutical Industries Ltd. sponsored ADR	706	35,646
Zoetis, Inc. Class A	6,662	204,523
		3,753,609
TOTAL HEALTH CARE		7,421,833
INDUSTRIALS - 9.6%
Aerospace & Defense - 2.5%
Honeywell International, Inc.	720	67,068
L-3 Communications Holdings, Inc.	1,456	176,424
Precision Castparts Corp.	430	108,781
Raytheon Co.	3,410	332,714
Textron, Inc.	2,280	89,422
The Boeing Co.	2,599	351,515
United Technologies Corp.	3,794	440,939
		1,566,863
Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc.	300	17,958
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Air Freight & Logistics - continued
FedEx Corp.	1,030	$ 148,485
United Parcel Service, Inc. Class B	1,571	163,195
		329,638
Airlines - 0.8%
American Airlines Group, Inc.	2,970	119,275
Delta Air Lines, Inc.	8,412	335,723
United Continental Holdings, Inc. (a)	1,640	72,767
		527,765
Commercial Services & Supplies - 0.4%
Iron Mountain, Inc.	1,140	35,500
Republic Services, Inc.	567	20,072
Tyco International Ltd.	4,347	189,703
		245,275
Construction & Engineering - 0.1%
Jacobs Engineering Group, Inc. (a)	550	30,289
Quanta Services, Inc. (a)	900	30,555
		60,844
Electrical Equipment - 0.3%
Emerson Electric Co.	2,400	160,152
Hubbell, Inc. Class B	360	42,120
		202,272
Industrial Conglomerates - 2.3%
3M Co.	2,285	325,727
Danaher Corp.	2,860	224,310
General Electric Co.	30,902	827,865
Roper Industries, Inc.	270	38,254
		1,416,156
Machinery - 1.2%
Caterpillar, Inc.	644	65,836
Cummins, Inc.	1,830	279,862
Deere & Co.	950	86,612
Flowserve Corp.	1,120	82,589
Ingersoll-Rand PLC	290	17,348
Parker Hannifin Corp.	1,305	163,425
Stanley Black & Decker, Inc.	340	29,716
Xylem, Inc.	400	14,920
		740,308
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - 1.2%
Canadian National Railway Co.	1,158	$ 70,230
Canadian Pacific Railway Ltd.	1,154	173,396
CSX Corp.	2,309	67,885
Norfolk Southern Corp.	1,685	169,764
Union Pacific Corp.	1,414	281,768
		763,043
Trading Companies & Distributors - 0.3%
Fastenal Co.	580	28,275
W.W. Grainger, Inc.	505	130,477
		158,752
TOTAL INDUSTRIALS		6,010,916
INFORMATION TECHNOLOGY - 16.2%
Communications Equipment - 1.5%
Cisco Systems, Inc.	16,168	398,056
Motorola Solutions, Inc.	830	55,959
QUALCOMM, Inc.	6,037	485,677
		939,692
Electronic Equipment & Components - 0.5%
Corning, Inc.	609	12,972
TE Connectivity Ltd.	4,726	281,008
Trimble Navigation Ltd. (a)	1,000	36,070
		330,050
Internet Software & Services - 2.9%
Akamai Technologies, Inc. (a)	990	53,797
eBay, Inc. (a)	4,428	224,632
Equinix, Inc. (a)	240	47,700
Facebook, Inc. Class A (a)	4,567	289,091
Google, Inc.:
Class A (a)	763	436,169
Class C (a)	1,195	670,371
LinkedIn Corp. (a)	100	16,009
Velti PLC (a)(c)	976	18
VeriSign, Inc. (a)	1,210	60,597
Yahoo!, Inc. (a)	1,095	37,942
		1,836,326
IT Services - 2.4%
Accenture PLC Class A	1,266	103,116
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
Amdocs Ltd.	862	$ 41,479
ASAC II LP (c)	1,527	21,774
Automatic Data Processing, Inc.	1,150	91,632
Cognizant Technology Solutions Corp. Class A (a)	2,110	102,567
Fidelity National Information Services, Inc.	1,120	60,648
IBM Corp.	1,873	345,306
MasterCard, Inc. Class A	4,037	308,629
Visa, Inc. Class A	1,898	407,747
Xerox Corp.	1,220	15,067
		1,497,965
Semiconductors & Semiconductor Equipment - 1.1%
Altera Corp.	1,780	58,971
Applied Materials, Inc.	9,105	183,830
ASML Holding NV	400	34,352
Atmel Corp. (a)	2,820	23,632
Broadcom Corp. Class A	3,970	126,524
Intel Corp.	4,450	121,574
Lam Research Corp.	1,860	115,394
		664,277
Software - 3.7%
Adobe Systems, Inc. (a)	420	27,107
Autodesk, Inc. (a)	2,580	135,115
Citrix Systems, Inc. (a)	1,760	109,067
Microsoft Corp.	30,415	1,245,190
Oracle Corp.	13,844	581,725
Red Hat, Inc. (a)	2,990	149,859
salesforce.com, Inc. (a)	330	17,368
VMware, Inc. Class A (a)	330	31,845
		2,297,276
Technology Hardware, Storage & Peripherals - 4.1%
Apple, Inc.	2,739	1,733,778
EMC Corp.	12,688	336,993
Hewlett-Packard Co.	4,602	154,167
SanDisk Corp.	380	36,719
Western Digital Corp.	3,543	311,253
		2,572,910
TOTAL INFORMATION TECHNOLOGY		10,138,496
Common Stocks - continued
	Shares	Value
MATERIALS - 3.9%
Chemicals - 3.1%
Airgas, Inc.	560	$ 59,539
Celanese Corp. Class A	1,210	75,867
E.I. du Pont de Nemours & Co.	540	37,427
Ecolab, Inc.	1,610	175,796
Huntsman Corp.	2,916	77,828
LyondellBasell Industries NV Class A	650	64,721
Monsanto Co.	4,650	566,603
Potash Corp. of Saskatchewan, Inc.	800	29,033
PPG Industries, Inc.	130	26,209
Praxair, Inc.	720	95,213
Rockwood Holdings, Inc.	3,574	272,946
RPM International, Inc.	300	12,921
Sherwin-Williams Co.	580	118,674
Syngenta AG (Switzerland)	69	26,558
The Dow Chemical Co.	5,285	275,454
		1,914,789
Construction Materials - 0.3%
Martin Marietta Materials, Inc.	460	56,488
Vulcan Materials Co.	1,699	103,588
		160,076
Containers & Packaging - 0.2%
Ball Corp.	690	41,648
MeadWestvaco Corp.	2,316	93,983
		135,631
Metals & Mining - 0.2%
Barrick Gold Corp.	930	15,095
Freeport-McMoRan Copper & Gold, Inc.	2,827	96,259
Nucor Corp.	770	38,985
		150,339
Paper & Forest Products - 0.1%
International Paper Co.	1,270	60,490
TOTAL MATERIALS		2,421,325
TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.8%
AT&T, Inc.	4,710	167,064
Verizon Communications, Inc.	19,223	960,381
		1,127,445
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	2,724	$ 93,515
TOTAL TELECOMMUNICATION SERVICES		1,220,960
UTILITIES - 2.2%
Electric Utilities - 1.1%
American Electric Power Co., Inc.	1,900	101,365
Edison International	2,043	112,651
Entergy Corp.	880	66,370
Exelon Corp.	1,970	72,555
FirstEnergy Corp.	1,160	39,231
ITC Holdings Corp.	6,361	232,813
Northeast Utilities	690	31,326
		656,311
Independent Power Producers & Energy Traders - 0.4%
Calpine Corp. (a)	1,900	44,308
NRG Energy, Inc.	3,250	115,830
The AES Corp.	7,390	104,199
		264,337
Multi-Utilities - 0.7%
CenterPoint Energy, Inc.	2,240	54,029
CMS Energy Corp.	1,530	45,518
NiSource, Inc.	1,820	68,013
PG&E Corp.	6,141	281,688
		449,248
TOTAL UTILITIES		1,369,896
TOTAL COMMON STOCKS (Cost $42,562,245)		58,277,998
Preferred Stocks - 0.0%

Convertible Preferred Stocks - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Mobileye NV Series F (c)	167	5,828
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - 0.0%
CONSUMER STAPLES - 0.0%
Household Products - 0.0%
Henkel AG & Co. KGaA	111	$ 12,820
TOTAL PREFERRED STOCKS (Cost $14,922)		18,648
Convertible Bonds - 0.0%
	Principal Amount
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Amyris, Inc. 3% 2/27/17 (Cost $5,000)	$ 5,000	4,075
Equity Funds - 0.5%
	Shares
Sector Funds - 0.5%
Health Care Select Sector SPDR ETF	3,175	189,802
Market Vectors Oil Services ETF	2,220	117,926
TOTAL EQUITY FUNDS (Cost $254,891)		307,728
Money Market Funds - 6.4%

Dreyfus Treasury & Agency Cash Management Fund Institutional Shares, 0.01% (b) (Cost $3,997,153)	3,997,153	3,997,153
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $46,834,211)		62,605,602
NET OTHER ASSETS (LIABILITIES) - 0.1%		77,845
NET ASSETS - 100%		$ 62,683,447
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
15 CME E-mini S&P 500 Index Contracts (United States)	June 2014	$ 1,441,125	$ 45,568
11 CME E-mini S&P MidCap 400 Index Contracts (United States)	June 2014	1,514,480	6,176
TOTAL EQUITY INDEX CONTRACTS		$ 2,955,605	$ 51,744

The face value of futures purchased as a percentage of net assets is 4.7%
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $27,620 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
ASAC II LP	10/10/13	$ 15,270
Mobileye NV Series F	8/15/13	$ 5,828
Velti PLC	4/19/13	$ 1,464
Other Information

The following is a summary of the inputs used, as of May 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 8,562,271	$ 8,562,271	$ -	$ -
Consumer Staples	5,354,641	5,291,339	63,302	-
Energy	6,624,778	6,624,778	-	-
Financials	9,165,702	9,165,702	-	-
Health Care	7,421,833	7,402,557	19,276	-
Industrials	6,010,916	6,010,916	-	-
Information Technology	10,144,324	10,116,704	18	27,602
Materials	2,421,325	2,394,767	26,558	-
Telecommunication Services	1,220,960	1,220,960	-	-
Utilities	1,369,896	1,369,896	-	-
Corporate Bonds	4,075	-	4,075	-
Equity Funds	307,728	307,728	-	-
Money Market Funds	3,997,153	3,997,153	-	-
Total Investments in Securities:	$ 62,605,602	$ 62,464,771	$ 113,229	$ 27,602
Derivative Instruments:
Assets
Futures Contracts	$ 51,744	$ 51,744	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 51,744	$ -
Total Value of Derivatives	$ 51,744	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $46,834,211)		$ 62,605,602
Segregated cash with brokers for derivative instruments		141,875
Foreign currency held at value (cost $438)		438
Receivable for investments sold		758,596
Receivable for fund shares sold		10,911
Dividends receivable		126,376
Interest receivable		39
Prepaid expenses		437
Receivable from investment adviser for expense reductions		6,561
Other receivables		198
Total assets		63,651,033

Liabilities
Payable for investments purchased	$ 787,385
Payable for fund shares redeemed	3,668
Accrued management fee	35,873
Distribution and service plan fees payable	22
Payable for daily variation margin for derivative instruments	600
Other affiliated payables	8,412
Custodian fees payable	96,926
Other payables and accrued expenses	34,700
Total liabilities		967,586

Net Assets		$ 62,683,447
Net Assets consist of:
Paid in capital		$ 40,221,387
Undistributed net investment income		256,699
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		6,382,227
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		15,823,134
Net Assets		$ 62,683,447

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

May 31, 2014

Core Multi-Manager: Net Asset Value, offering price and redemption price per share ($60,937,789 ÷ 4,266,194 shares)	$ 14.28

Class F: Net Asset Value, offering price and redemption price per share ($1,526,870 ÷ 106,770 shares)	$ 14.30

Class L: Net Asset Value, offering price and redemption price per share ($109,468 ÷ 7,662 shares)	$ 14.29

Class N: Net Asset Value, offering price and redemption price per share ($109,320 ÷ 7,660 shares)	$ 14.27

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended May 31, 2014

Investment Income
Dividends: Unaffiliated issuers		$ 1,314,053
Interest		571
Total income		1,314,624

Expenses
Management fee	$ 449,774
Transfer agent fees	67,615
Distribution and service plan fees	145
Accounting fees and expenses	28,973
Custodian fees and expenses	250,411
Independent trustees' compensation	841
Registration fees	50,966
Audit	47,960
Legal	493
Miscellaneous	394
Total expenses before reductions	897,572
Expense reductions	(176,666)	720,906
Net investment income (loss)		593,718
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,501,161
Foreign currency transactions	(318)
Futures contracts	438,388
Total net realized gain (loss)		8,939,231
Change in net unrealized appreciation (depreciation) on: Investment securities	3,497,144
Assets and liabilities in foreign currencies	(11)
Futures contracts	(25,769)
Total change in net unrealized appreciation (depreciation)		3,471,364
Net gain (loss)		12,410,595
Net increase (decrease) in net assets resulting from operations		$ 13,004,313

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended May 31, 2014	Year ended May 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 593,718	$ 672,558
Net realized gain (loss)	8,939,231	3,140,232
Change in net unrealized appreciation (depreciation)	3,471,364	10,283,963
Net increase (decrease) in net assets resulting from operations	13,004,313	14,096,753
Distributions to shareholders from net investment income	(586,601)	(616,044)
Distributions to shareholders from net realized gain	(5,451,973)	(1,011,610)
Total distributions	(6,038,574)	(1,627,654)
Share transactions - net increase (decrease)	(12,190,268)	2,172,660
Total increase (decrease) in net assets	(5,224,529)	14,641,759

Net Assets
Beginning of period	67,907,976	53,266,217
End of period (including undistributed net investment income of $256,699 and undistributed net investment income of $251,073, respectively)	$ 62,683,447	$ 67,907,976

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Core Multi-Manager

Years ended May 31,	2014	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.02	$ 10.61	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.11	.13	.05
Net realized and unrealized gain (loss)	2.27	2.60	.57
Total from investment operations	2.38	2.73	.62
Distributions from net investment income	(.11)	(.12)	(.01)
Distributions from net realized gain	(1.02)	(.20)	-
Total distributions	(1.12) H	(.32)	(.01)
Net asset value, end of period	$ 14.28	$ 13.02	$ 10.61
Total Return B, C	19.49%	26.33%	6.24%
Ratios to Average Net Assets F
Expenses before reductions	1.21%	1.03%	1.10%A
Expenses net of fee waivers, if any	.97%	.97%	.97%A
Expenses net of all reductions	.97%	.96%	.97%A
Net investment income (loss)	.80%	1.12%	.90%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,938	$ 67,623	$ 53,266
Portfolio turnover rate G	134%	95%	77%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 16, 2011 (commencement of operations) to May 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $1.12 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $1.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended May 31,	2014	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.02	$ 11.62
Income from Investment Operations
Net investment income (loss) D	.12	.06
Net realized and unrealized gain (loss)	2.28	1.46
Total from investment operations	2.40	1.52
Distributions from net investment income	(.11)	(.08)
Distributions from net realized gain	(1.02)	(.04)
Total distributions	(1.12) H	(.12)
Net asset value, end of period	$ 14.30	$ 13.02
Total Return B, C	19.66%	13.22%
Ratios to Average Net Assets F
Expenses before reductions	1.11%	.96%A
Expenses net of fee waivers, if any	.87%	.87%A
Expenses net of all reductions	.87%	.86%A
Net investment income (loss)	.90%	1.02%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,527	$ 285
Portfolio turnover rate G	134%	95%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $1.12 per share is comprised of distributions from net investment income of $.109 and distributions from net realized gain of $1.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Year ended May 31,	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.50
Income from Investment Operations
Net investment income (loss) D	.07
Net realized and unrealized gain (loss)	1.19
Total from investment operations	1.26
Distributions from net investment income	(.06)
Distributions from net realized gain	(.41)
Total distributions	(.47)
Net asset value, end of period	$ 14.29
Total Return B, C	9.50%
Ratios to Average Net Assets F
Expenses before reductions	1.19%A
Expenses net of fee waivers, if any	.97%A
Expenses net of all reductions	.97%A
Net investment income (loss)	.90%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 109
Portfolio turnover rate G	134%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Year ended May 31,	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.50
Income from Investment Operations
Net investment income (loss) D	.05
Net realized and unrealized gain (loss)	1.18
Total from investment operations	1.23
Distributions from net investment income	(.06)
Distributions from net realized gain	(.41)
Total distributions	(.46)H
Net asset value, end of period	$ 14.27
Total Return B, C	9.32%
Ratios to Average Net Assets F
Expenses before reductions	1.45%A
Expenses net of fee waivers, if any	1.22%A
Expenses net of all reductions	1.22%A
Net investment income (loss)	.65%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 109
Portfolio turnover rate G	134%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $.46 per share is comprised of distributions from net investment income of $.056 and distributions from net realized gain of $.405 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended May 31, 2014

1. Organization.

Strategic Advisers Core Multi-Manager Fund (the Fund) is a non-diversified fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Core Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of May 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, equity-debt classifications, deferred trustees compensation, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 15,804,136
Gross unrealized depreciation	(245,835)
Net unrealized appreciation (depreciation) on securities and other investments	$ 15,558,301

Tax Cost	$ 47,047,301

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,139,469
Undistributed long-term capital gain	$ 4,764,464
Net unrealized appreciation (depreciation)	$ 15,558,300

The tax character of distributions paid was as follows:

	May 31, 2014	May 31, 2013
Ordinary Income	$ 2,339,120	$ 1,471,334
Long-term Capital Gains	3,699,454	156,320
Total	$ 6,038,574	$ 1,627,654

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Restricted Securities - continued

at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Annual Report

3. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $438,388 and a change in net unrealized appreciation (depreciation) of $(25,769) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $93,530,430 and $112,159,156, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.05% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .60% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sub-Advisers. AllianceBernstein, L.P., Cornerstone Investment Partners, LLC, First Eagle Investment Management, LLC, Lazard Asset Management, LLC (through February 18, 2014), OppenheimerFunds, Inc., Pyramis Global Advisors, LLC (an affiliate of the investment adviser) and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 145	$ 145

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Core Multi-Manager	$ 67,491.09
Class L	62	.11*
Class N	62	.11*
	$ 67,615

* Annualized

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,976 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $132 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser has voluntarily agreed to waive a portion of the Fund's management fee. During the period, this waiver reduced the Fund's management fee by $4,786.

The investment adviser has also contractually agreed to reimburse Core Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through July 31, 2015. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Core Multi-Manager	.97%	$ 169,362
Class F	.87%	2,039
Class L	.97%	125
Class N	1.22%	128

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $226 for the period.

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended May 31,	2014B	2013A
From net investment income
Core Multi-Manager	$ 579,841	$ 614,340
Class F	5,901	1,704
Class L	444	-
Class N	415	-
Total	$ 586,601	$ 616,044
From net realized gain
Core Multi-Manager	$ 5,399,206	$ 1,010,810
Class F	46,767	800
Class L	3,000	-
Class N	3,000	-
Total	$ 5,451,973	$ 1,011,610

A Distributions for Class F are for the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

B Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended May 31,	2014B	2013A	2014B	2013A
Core Multi-Manager
Shares sold	73,693	36,851	$ 963,366	$ 435,299
Reinvestment of distributions	466,074	148,077	5,979,047	1,625,150
Shares redeemed	(1,468,517)	(12,229)	(20,481,128)	(142,196)
Net increase (decrease)	(928,750)	172,699	$ (13,538,715)	$ 1,918,253
Class F
Shares sold	90,818	22,429	$ 1,223,378	$ 261,819
Reinvestment of distributions	4,013	220	52,668	2,504
Shares redeemed	(9,936)	(774)	(134,458)	(9,916)
Net increase (decrease)	84,895	21,875	$ 1,141,588	$ 254,407
Class L
Shares sold	7,407	-	$ 100,000	$ -
Reinvestment of distributions	255	-	3,444	-
Net increase (decrease)	7,662	-	$ 103,444	$ -

Annual Report

9. Share Transactions - continued

	Shares		Dollars
Years ended May 31,	2014B	2013A	2014B	2013A
Class N
Shares sold	7,407	-	$ 100,000	$ -
Reinvestment of distributions	253	-	3,415	-
Net increase (decrease)	7,660	-	$ 103,415	$ -

A Share transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

B Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Core Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Core Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 22, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds. Ms. Farrell oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.
Annual Report

Trustees and Officers - continued

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Core Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class F	07/07/14	07/03/14	$0.066	$1.698

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2014, $6,128,954, or, if subsequently determined to be different, the net capital gain of such year.

Class F designates 54% and 52% of the dividends distributed in July and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class F designates 61% and 57% of the dividends distributed in July and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

AllianceBernstein L.P.

Cornerstone Investment Partners, LLC

First Eagle Investment Management LLC

OppenheimerFunds, Inc.

Pyramis Global Advisors, LLC

T. Rowe Price Associates, Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

MMC-F-ANN-0714
1.951474.101

Strategic Advisers®
Core Multi-Manager Fund -
Class L and Class N

Annual Report

May 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended May 31, 2014	Past 1 year	Life of fund A
Class LB	19.57%	20.47%
Class NC	19.37%	20.39%

A From November 16, 2011.

B The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® Core Multi-Manager Fund, the original class of the fund.

C Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® Core Multi-Manager Fund, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers Core Multi-Manager Fund - Class L on November 16, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. See footnote B on the previous page for additional information regarding the performance of Class L.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a rough start to 2014 to post a strong gain in a risk-taking environment, as the S&P 500® Index returned 20.45% for the 12 months ending May 31, 2014, finishing at an all-time high. U.S. Federal Reserve policies balancing stimulus reductions with continued low interest rates contributed to a broad advance: All 10 S&P 500® market sectors gained, nine by more than 10%. Industrials (+27%) was the best-performing group, driven by demand for autos and other durable goods. Health care (+26%) was close behind, aided by new drugs and predictable reimbursements. Telecommunication services (+8%) proved the laggard, battling slow growth and stiff pricing competition. Volatility remained low for much of the period, despite spiking early in 2014 amid conflict in Ukraine and fear of a slowing economy in China. The S&P 500® Index finished strongly, aided by a rise in consumer spending and the lowest unemployment rate since 2008 - two factors that reduced the sting of weather-beaten first-quarter economic figures that showed contraction for the first time since 2011. Across segments, investors preferred large-cap stocks to small-caps and growth over value in the period. The small-cap Russell 2000® Index lagged the S&P 500® with a 16.79% return, while the growth-oriented Nasdaq Composite Index® rose 24.33%.

Comments from John Stone, Portfolio Manager of Strategic Advisers® Core Multi-Manager Fund: For the year, the Class L and Class N shares of Strategic Advisers® Core Multi-Manager Fund (the Fund) trailed the S&P 500®. (For specific class-level results, please see the performance section of this report.) Relative to the benchmark, sub-adviser AllianceBernstein, which employs a momentum strategy based on short-term market signals, was the primary detractor, as it was hurt by holding cash, along with being late to catch the rally in aggressive-growth stocks during 2013's third quarter. A small position in the Vanguard Consumer Staples exchange-traded fund (ETF) nicked the Fund's return, and we sold it during the period. On the plus side, T. Rowe Price, our largest manager allocation by far, was the top relative contributor. Its benchmark-like core strategy yielded productive stock choices in airlines and information technology. First Eagle Investment Management, which seeks to capitalize on pricing inefficiencies related to corporate or global events, benefited from its holdings of defense contractors and media companies. Looking at significant portfolio changes, we added Cornerstone Investment Partners as a sub-adviser and terminated our relationship with Lazard Asset Management. We redeployed the assets that had been managed by Lazard into a mega-cap strategy run by Pyramis Global Advisors that has exhibited a more compelling risk/reward profile over time.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2013 to May 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During Period* December 1, 2013 to May 31, 2014
Core Multi-Manager	.97%
Actual		$ 1,000.00	$ 1,068.90	$ 5.00
HypotheticalA		$ 1,000.00	$ 1,020.09	$ 4.89
Class F	.87%
Actual		$ 1,000.00	$ 1,069.60	$ 4.49
HypotheticalA		$ 1,000.00	$ 1,020.59	$ 4.38
Class L	.97%
Actual		$ 1,000.00	$ 1,069.70	$ 5.01
HypotheticalA		$ 1,000.00	$ 1,020.09	$ 4.89
Class N	1.22%
Actual		$ 1,000.00	$ 1,067.80	$ 6.29
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.14

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of May 31, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	2.8	3.0
Chevron Corp.	2.0	1.2
Microsoft Corp.	2.0	1.5
Wells Fargo & Co.	2.0	1.2
Comcast Corp. Class A	1.9	1.4
Exxon Mobil Corp.	1.8	1.5
Verizon Communications, Inc.	1.5	0.8
American Express Co.	1.5	0.9
Anadarko Petroleum Corp.	1.5	0.2
JPMorgan Chase & Co.	1.4	1.6
	18.4
Top Five Market Sectors as of May 31, 2014
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	16.2	16.4
Financials	14.6	14.3
Consumer Discretionary	13.7	13.1
Health Care	11.8	11.8
Energy	10.6	9.1
Asset Allocation (% of fund's net assets)
As of May 31, 2014	As of November 30, 2013
Stocks 93.0%	Stocks 93.6%
Corporate Bonds 0.0%*	Corporate Bonds 0.0%*
Sector Funds 0.5%	Sector Funds 1.2%
Short-Term Investments and Net Other Assets (Liabilities) 6.5%	Short-Term Investments and Net Other Assets (Liabilities) 5.2%

* Amount represents less than 0.1%
Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments May 31, 2014

Showing Percentage of Net Assets

Common Stocks - 93.0%
	Shares	Value
CONSUMER DISCRETIONARY - 13.7%
Auto Components - 0.6%
Delphi Automotive PLC	1,943	$ 134,184
Johnson Controls, Inc.	1,970	95,269
TRW Automotive Holdings Corp. (a)	1,420	120,515
		349,968
Automobiles - 0.4%
General Motors Co.	5,837	201,843
Harley-Davidson, Inc.	1,130	80,501
		282,344
Hotels, Restaurants & Leisure - 1.6%
Carnival Corp. unit	900	36,027
Chipotle Mexican Grill, Inc. (a)	150	82,064
Hilton Worldwide Holdings, Inc.	1,220	27,596
Las Vegas Sands Corp.	760	58,155
McDonald's Corp.	880	89,258
Panera Bread Co. Class A (a)	120	18,433
Royal Caribbean Cruises Ltd.	3,156	174,495
Starbucks Corp.	1,710	125,240
Starwood Hotels & Resorts Worldwide, Inc.	880	70,268
Tim Hortons, Inc.	460	24,937
Wyndham Worldwide Corp.	2,287	169,078
Wynn Resorts Ltd.	290	62,341
Yum! Brands, Inc.	607	46,927
		984,819
Household Durables - 0.1%
Lennar Corp. Class A	900	36,810
Internet & Catalog Retail - 1.1%
Amazon.com, Inc. (a)	810	253,166
Expedia, Inc.	1,504	110,243
Netflix, Inc. (a)	310	129,527
priceline.com, Inc. (a)	140	179,008
		671,944
Leisure Products - 0.4%
Hasbro, Inc.	781	41,940
Mattel, Inc.	6,045	234,727
		276,667
Media - 5.7%
Comcast Corp.:
Class A	22,394	1,168,967
Class A (special) (non-vtg.)	2,531	131,207
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
DIRECTV (a)	500	$ 41,220
Discovery Communications, Inc.:
Class A (a)	1,274	98,047
Class C (non-vtg.) (a)	830	62,209
Lamar Advertising Co. Class A	4,931	243,296
Liberty Global PLC Class A (a)	2,377	107,013
News Corp. Class A (a)	4,620	78,817
The Madison Square Garden Co. Class A (a)	2,668	146,340
The Walt Disney Co.	2,249	188,938
Time Warner Cable, Inc.	2,251	317,751
Time Warner, Inc.	6,040	421,773
Twenty-First Century Fox, Inc. Class A	9,237	327,082
Viacom, Inc. Class B (non-vtg.)	2,818	240,460
		3,573,120
Multiline Retail - 0.8%
Dollar General Corp. (a)	3,231	173,763
Dollar Tree, Inc. (a)	1,070	56,742
Kohl's Corp.	1,020	55,529
Macy's, Inc.	870	52,104
Target Corp.	2,801	158,985
		497,123
Specialty Retail - 2.5%
AutoZone, Inc. (a)	259	137,918
Bed Bath & Beyond, Inc. (a)	2,073	126,142
CarMax, Inc. (a)	2,290	101,470
Gap, Inc.	2,525	104,106
Home Depot, Inc.	8,385	672,729
L Brands, Inc.	1,190	68,294
Lowe's Companies, Inc.	6,025	283,657
Ross Stores, Inc.	1,130	77,349
TJX Companies, Inc.	397	21,617
		1,593,282
Textiles, Apparel & Luxury Goods - 0.5%
Hanesbrands, Inc.	480	40,718
NIKE, Inc. Class B	1,600	123,056
PVH Corp.	1,006	132,420
		296,194
TOTAL CONSUMER DISCRETIONARY		8,562,271
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 8.5%
Beverages - 2.8%
Anheuser-Busch InBev SA NV ADR	5,006	$ 550,260
Coca-Cola Enterprises, Inc.	3,609	164,715
Diageo PLC	1,966	63,302
Dr. Pepper Snapple Group, Inc.	820	47,314
Monster Beverage Corp. (a)	130	9,019
PepsiCo, Inc.	6,177	545,614
SABMiller PLC	500	27,749
The Coca-Cola Co.	7,950	325,235
		1,733,208
Food & Staples Retailing - 2.2%
Costco Wholesale Corp.	900	104,418
CVS Caremark Corp.	6,444	504,694
Rite Aid Corp. (a)	4,200	35,112
Sysco Corp.	1,010	37,905
Wal-Mart Stores, Inc.	5,505	422,619
Walgreen Co.	2,718	195,451
Whole Foods Market, Inc.	1,370	52,389
		1,352,588
Food Products - 1.2%
Archer Daniels Midland Co.	1,490	66,961
General Mills, Inc.	1,820	99,973
Kellogg Co.	3,356	231,497
Keurig Green Mountain, Inc.	160	18,045
Mondelez International, Inc.	9,558	359,572
		776,048
Household Products - 1.1%
Colgate-Palmolive Co.	420	28,728
Energizer Holdings, Inc.	600	69,600
Henkel AG & Co. KGaA	450	45,632
Procter & Gamble Co.	7,062	570,539
		714,499
Personal Products - 0.2%
Avon Products, Inc.	4,320	61,733
Estee Lauder Companies, Inc. Class A	860	65,893
		127,626
Tobacco - 1.0%
Altria Group, Inc.	690	28,676
British American Tobacco PLC sponsored ADR	800	97,008
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - continued
Philip Morris International, Inc.	5,561	$ 492,371
Reynolds American, Inc.	332	19,797
		637,852
TOTAL CONSUMER STAPLES		5,341,821
ENERGY - 10.6%
Energy Equipment & Services - 1.3%
Baker Hughes, Inc.	440	31,029
Cameron International Corp. (a)	750	47,963
Core Laboratories NV	130	20,781
Halliburton Co.	1,030	66,579
National Oilwell Varco, Inc.	2,168	177,494
Schlumberger Ltd.	4,628	481,497
		825,343
Oil, Gas & Consumable Fuels - 9.3%
Anadarko Petroleum Corp.	9,045	930,369
Apache Corp.	2,254	210,118
BG Group PLC	2,700	55,259
Cabot Oil & Gas Corp.	7,661	277,635
Canadian Natural Resources Ltd.	1,000	40,699
Chevron Corp.	10,415	1,278,858
Cimarex Energy Co.	320	41,322
Concho Resources, Inc. (a)	350	46,130
ConocoPhillips Co.	710	56,757
CONSOL Energy, Inc.	500	22,085
Continental Resources, Inc. (a)	95	13,334
EOG Resources, Inc.	3,655	386,699
EQT Corp.	620	66,266
Exxon Mobil Corp.	10,929	1,098,692
Hess Corp.	1,300	118,690
Imperial Oil Ltd.	600	29,543
Murphy Oil Corp.	460	28,368
Noble Energy, Inc.	1,267	91,313
Occidental Petroleum Corp.	1,601	159,604
Phillips 66 Co.	1,560	132,272
Pioneer Natural Resources Co.	520	109,283
Range Resources Corp.	970	90,162
Royal Dutch Shell PLC Class A sponsored ADR	2,980	234,228
Spectra Energy Corp.	1,730	70,203
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Suncor Energy, Inc.	1,564	$ 60,192
Talisman Energy, Inc.	2,510	25,926
The Williams Companies, Inc.	761	35,737
Valero Energy Corp.	1,050	58,853
WPX Energy, Inc. (a)	1,456	30,838
		5,799,435
TOTAL ENERGY		6,624,778
FINANCIALS - 14.6%
Banks - 6.5%
Bank of America Corp.	26,205	396,744
CIT Group, Inc.	1,491	66,320
Citigroup, Inc.	15,230	724,491
JPMorgan Chase & Co.	16,055	892,176
M&T Bank Corp.	3,166	384,257
PNC Financial Services Group, Inc.	395	33,682
Standard Chartered PLC (United Kingdom)	2,460	55,357
U.S. Bancorp	7,314	308,578
Wells Fargo & Co.	24,297	1,233,802
		4,095,407
Capital Markets - 1.4%
Ameriprise Financial, Inc.	620	69,818
BlackRock, Inc. Class A	200	60,980
Charles Schwab Corp.	1,558	39,277
E*TRADE Financial Corp. (a)	1,520	30,962
Goldman Sachs Group, Inc.	508	81,183
Invesco Ltd.	900	33,030
LPL Financial	550	25,795
Morgan Stanley	5,786	178,556
Northern Trust Corp.	1,460	88,184
Och-Ziff Capital Management Group LLC Class A	2,000	26,580
State Street Corp.	3,330	217,349
TD Ameritrade Holding Corp.	1,450	43,993
		895,707
Consumer Finance - 2.0%
American Express Co.	10,329	945,104
Capital One Financial Corp.	1,700	134,113
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - continued
Discover Financial Services	2,488	$ 147,115
Santander Consumer U.S.A. Holdings, Inc.	1,080	21,222
		1,247,554
Diversified Financial Services - 0.9%
Berkshire Hathaway, Inc. Class B (a)	2,168	278,241
CME Group, Inc.	1,469	105,768
IntercontinentalExchange Group, Inc.	430	84,452
McGraw Hill Financial, Inc.	1,065	87,085
		555,546
Insurance - 2.2%
ACE Ltd.	1,400	145,194
AIA Group Ltd.	200	1,002
Allstate Corp.	2,520	146,815
American International Group, Inc.	2,432	131,498
CNA Financial Corp.	900	36,162
Fidelity National Financial, Inc. Class A	1,180	39,341
Genworth Financial, Inc. Class A (a)	944	16,039
Lincoln National Corp.	450	21,582
Loews Corp.	500	21,565
Marsh & McLennan Companies, Inc.	4,175	209,877
MetLife, Inc.	4,544	231,426
Progressive Corp.	3,490	87,355
Unum Group	3,725	126,315
XL Group PLC Class A	5,381	174,667
		1,388,838
Real Estate Investment Trusts - 1.6%
American Tower Corp.	4,102	367,662
AvalonBay Communities, Inc.	620	87,941
Crown Castle International Corp.	1,120	85,938
Digital Realty Trust, Inc.	271	15,583
Federal Realty Investment Trust (SBI)	380	45,418
General Growth Properties, Inc.	900	21,447
Public Storage	160	27,581
Simon Property Group, Inc.	1,100	183,106
SL Green Realty Corp.	150	16,424
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Vornado Realty Trust	850	$ 91,018
Weyerhaeuser Co.	1,290	40,532
		982,650
TOTAL FINANCIALS		9,165,702
HEALTH CARE - 11.8%
Biotechnology - 1.8%
Alexion Pharmaceuticals, Inc. (a)	520	86,486
Amgen, Inc.	1,255	145,567
Biogen Idec, Inc. (a)	519	165,753
Celgene Corp. (a)	858	131,300
Gilead Sciences, Inc. (a)	6,460	524,617
Incyte Corp. (a)	240	11,892
Intercept Pharmaceuticals, Inc. (a)	75	17,746
Vertex Pharmaceuticals, Inc. (a)	700	50,582
		1,133,943
Health Care Equipment & Supplies - 1.5%
Abbott Laboratories	3,450	138,035
Baxter International, Inc.	3,541	263,486
Becton, Dickinson & Co.	500	58,850
Boston Scientific Corp. (a)	2,630	33,743
CareFusion Corp. (a)	1,100	47,223
Covidien PLC	1,674	122,386
DENTSPLY International, Inc.	900	42,561
Intuitive Surgical, Inc. (a)	122	45,108
St. Jude Medical, Inc.	870	56,463
Stryker Corp.	1,278	107,978
		915,833
Health Care Providers & Services - 2.1%
Aetna, Inc.	1,371	106,321
Cardinal Health, Inc.	190	13,420
Express Scripts Holding Co. (a)	2,718	194,255
HCA Holdings, Inc. (a)	7,461	395,358
Humana, Inc.	470	58,496
McKesson Corp.	1,078	204,432
UnitedHealth Group, Inc.	3,171	252,507
WellPoint, Inc.	790	85,604
		1,310,393
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Technology - 0.0%
IMS Health Holdings, Inc.	1,547	$ 37,468
Life Sciences Tools & Services - 0.4%
Agilent Technologies, Inc.	2,586	147,247
Thermo Fisher Scientific, Inc.	1,055	123,340
		270,587
Pharmaceuticals - 6.0%
AbbVie, Inc.	4,639	252,037
Actavis PLC (a)	3,441	727,909
Allergan, Inc.	1,375	230,258
Bristol-Myers Squibb Co.	2,070	102,962
GlaxoSmithKline PLC sponsored ADR	858	46,281
Horizon Pharma, Inc. (a)	120	1,703
Horizon Pharma, Inc. warrants 9/25/17 (a)	550	5,377
Johnson & Johnson	8,244	836,436
Merck & Co., Inc.	10,875	629,228
Mylan, Inc. (a)	2,687	133,920
Novartis AG sponsored ADR	988	88,979
Perrigo Co. PLC	390	53,898
Pfizer, Inc.	13,181	390,553
Sanofi SA	130	13,899
Teva Pharmaceutical Industries Ltd. sponsored ADR	706	35,646
Zoetis, Inc. Class A	6,662	204,523
		3,753,609
TOTAL HEALTH CARE		7,421,833
INDUSTRIALS - 9.6%
Aerospace & Defense - 2.5%
Honeywell International, Inc.	720	67,068
L-3 Communications Holdings, Inc.	1,456	176,424
Precision Castparts Corp.	430	108,781
Raytheon Co.	3,410	332,714
Textron, Inc.	2,280	89,422
The Boeing Co.	2,599	351,515
United Technologies Corp.	3,794	440,939
		1,566,863
Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc.	300	17,958
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Air Freight & Logistics - continued
FedEx Corp.	1,030	$ 148,485
United Parcel Service, Inc. Class B	1,571	163,195
		329,638
Airlines - 0.8%
American Airlines Group, Inc.	2,970	119,275
Delta Air Lines, Inc.	8,412	335,723
United Continental Holdings, Inc. (a)	1,640	72,767
		527,765
Commercial Services & Supplies - 0.4%
Iron Mountain, Inc.	1,140	35,500
Republic Services, Inc.	567	20,072
Tyco International Ltd.	4,347	189,703
		245,275
Construction & Engineering - 0.1%
Jacobs Engineering Group, Inc. (a)	550	30,289
Quanta Services, Inc. (a)	900	30,555
		60,844
Electrical Equipment - 0.3%
Emerson Electric Co.	2,400	160,152
Hubbell, Inc. Class B	360	42,120
		202,272
Industrial Conglomerates - 2.3%
3M Co.	2,285	325,727
Danaher Corp.	2,860	224,310
General Electric Co.	30,902	827,865
Roper Industries, Inc.	270	38,254
		1,416,156
Machinery - 1.2%
Caterpillar, Inc.	644	65,836
Cummins, Inc.	1,830	279,862
Deere & Co.	950	86,612
Flowserve Corp.	1,120	82,589
Ingersoll-Rand PLC	290	17,348
Parker Hannifin Corp.	1,305	163,425
Stanley Black & Decker, Inc.	340	29,716
Xylem, Inc.	400	14,920
		740,308
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - 1.2%
Canadian National Railway Co.	1,158	$ 70,230
Canadian Pacific Railway Ltd.	1,154	173,396
CSX Corp.	2,309	67,885
Norfolk Southern Corp.	1,685	169,764
Union Pacific Corp.	1,414	281,768
		763,043
Trading Companies & Distributors - 0.3%
Fastenal Co.	580	28,275
W.W. Grainger, Inc.	505	130,477
		158,752
TOTAL INDUSTRIALS		6,010,916
INFORMATION TECHNOLOGY - 16.2%
Communications Equipment - 1.5%
Cisco Systems, Inc.	16,168	398,056
Motorola Solutions, Inc.	830	55,959
QUALCOMM, Inc.	6,037	485,677
		939,692
Electronic Equipment & Components - 0.5%
Corning, Inc.	609	12,972
TE Connectivity Ltd.	4,726	281,008
Trimble Navigation Ltd. (a)	1,000	36,070
		330,050
Internet Software & Services - 2.9%
Akamai Technologies, Inc. (a)	990	53,797
eBay, Inc. (a)	4,428	224,632
Equinix, Inc. (a)	240	47,700
Facebook, Inc. Class A (a)	4,567	289,091
Google, Inc.:
Class A (a)	763	436,169
Class C (a)	1,195	670,371
LinkedIn Corp. (a)	100	16,009
Velti PLC (a)(c)	976	18
VeriSign, Inc. (a)	1,210	60,597
Yahoo!, Inc. (a)	1,095	37,942
		1,836,326
IT Services - 2.4%
Accenture PLC Class A	1,266	103,116
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
Amdocs Ltd.	862	$ 41,479
ASAC II LP (c)	1,527	21,774
Automatic Data Processing, Inc.	1,150	91,632
Cognizant Technology Solutions Corp. Class A (a)	2,110	102,567
Fidelity National Information Services, Inc.	1,120	60,648
IBM Corp.	1,873	345,306
MasterCard, Inc. Class A	4,037	308,629
Visa, Inc. Class A	1,898	407,747
Xerox Corp.	1,220	15,067
		1,497,965
Semiconductors & Semiconductor Equipment - 1.1%
Altera Corp.	1,780	58,971
Applied Materials, Inc.	9,105	183,830
ASML Holding NV	400	34,352
Atmel Corp. (a)	2,820	23,632
Broadcom Corp. Class A	3,970	126,524
Intel Corp.	4,450	121,574
Lam Research Corp.	1,860	115,394
		664,277
Software - 3.7%
Adobe Systems, Inc. (a)	420	27,107
Autodesk, Inc. (a)	2,580	135,115
Citrix Systems, Inc. (a)	1,760	109,067
Microsoft Corp.	30,415	1,245,190
Oracle Corp.	13,844	581,725
Red Hat, Inc. (a)	2,990	149,859
salesforce.com, Inc. (a)	330	17,368
VMware, Inc. Class A (a)	330	31,845
		2,297,276
Technology Hardware, Storage & Peripherals - 4.1%
Apple, Inc.	2,739	1,733,778
EMC Corp.	12,688	336,993
Hewlett-Packard Co.	4,602	154,167
SanDisk Corp.	380	36,719
Western Digital Corp.	3,543	311,253
		2,572,910
TOTAL INFORMATION TECHNOLOGY		10,138,496
Common Stocks - continued
	Shares	Value
MATERIALS - 3.9%
Chemicals - 3.1%
Airgas, Inc.	560	$ 59,539
Celanese Corp. Class A	1,210	75,867
E.I. du Pont de Nemours & Co.	540	37,427
Ecolab, Inc.	1,610	175,796
Huntsman Corp.	2,916	77,828
LyondellBasell Industries NV Class A	650	64,721
Monsanto Co.	4,650	566,603
Potash Corp. of Saskatchewan, Inc.	800	29,033
PPG Industries, Inc.	130	26,209
Praxair, Inc.	720	95,213
Rockwood Holdings, Inc.	3,574	272,946
RPM International, Inc.	300	12,921
Sherwin-Williams Co.	580	118,674
Syngenta AG (Switzerland)	69	26,558
The Dow Chemical Co.	5,285	275,454
		1,914,789
Construction Materials - 0.3%
Martin Marietta Materials, Inc.	460	56,488
Vulcan Materials Co.	1,699	103,588
		160,076
Containers & Packaging - 0.2%
Ball Corp.	690	41,648
MeadWestvaco Corp.	2,316	93,983
		135,631
Metals & Mining - 0.2%
Barrick Gold Corp.	930	15,095
Freeport-McMoRan Copper & Gold, Inc.	2,827	96,259
Nucor Corp.	770	38,985
		150,339
Paper & Forest Products - 0.1%
International Paper Co.	1,270	60,490
TOTAL MATERIALS		2,421,325
TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.8%
AT&T, Inc.	4,710	167,064
Verizon Communications, Inc.	19,223	960,381
		1,127,445
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	2,724	$ 93,515
TOTAL TELECOMMUNICATION SERVICES		1,220,960
UTILITIES - 2.2%
Electric Utilities - 1.1%
American Electric Power Co., Inc.	1,900	101,365
Edison International	2,043	112,651
Entergy Corp.	880	66,370
Exelon Corp.	1,970	72,555
FirstEnergy Corp.	1,160	39,231
ITC Holdings Corp.	6,361	232,813
Northeast Utilities	690	31,326
		656,311
Independent Power Producers & Energy Traders - 0.4%
Calpine Corp. (a)	1,900	44,308
NRG Energy, Inc.	3,250	115,830
The AES Corp.	7,390	104,199
		264,337
Multi-Utilities - 0.7%
CenterPoint Energy, Inc.	2,240	54,029
CMS Energy Corp.	1,530	45,518
NiSource, Inc.	1,820	68,013
PG&E Corp.	6,141	281,688
		449,248
TOTAL UTILITIES		1,369,896
TOTAL COMMON STOCKS (Cost $42,562,245)		58,277,998
Preferred Stocks - 0.0%

Convertible Preferred Stocks - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Mobileye NV Series F (c)	167	5,828
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - 0.0%
CONSUMER STAPLES - 0.0%
Household Products - 0.0%
Henkel AG & Co. KGaA	111	$ 12,820
TOTAL PREFERRED STOCKS (Cost $14,922)		18,648
Convertible Bonds - 0.0%
	Principal Amount
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Amyris, Inc. 3% 2/27/17 (Cost $5,000)	$ 5,000	4,075
Equity Funds - 0.5%
	Shares
Sector Funds - 0.5%
Health Care Select Sector SPDR ETF	3,175	189,802
Market Vectors Oil Services ETF	2,220	117,926
TOTAL EQUITY FUNDS (Cost $254,891)		307,728
Money Market Funds - 6.4%

Dreyfus Treasury & Agency Cash Management Fund Institutional Shares, 0.01% (b) (Cost $3,997,153)	3,997,153	3,997,153
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $46,834,211)		62,605,602
NET OTHER ASSETS (LIABILITIES) - 0.1%		77,845
NET ASSETS - 100%		$ 62,683,447
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
15 CME E-mini S&P 500 Index Contracts (United States)	June 2014	$ 1,441,125	$ 45,568
11 CME E-mini S&P MidCap 400 Index Contracts (United States)	June 2014	1,514,480	6,176
TOTAL EQUITY INDEX CONTRACTS		$ 2,955,605	$ 51,744

The face value of futures purchased as a percentage of net assets is 4.7%
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $27,620 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
ASAC II LP	10/10/13	$ 15,270
Mobileye NV Series F	8/15/13	$ 5,828
Velti PLC	4/19/13	$ 1,464
Other Information

The following is a summary of the inputs used, as of May 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 8,562,271	$ 8,562,271	$ -	$ -
Consumer Staples	5,354,641	5,291,339	63,302	-
Energy	6,624,778	6,624,778	-	-
Financials	9,165,702	9,165,702	-	-
Health Care	7,421,833	7,402,557	19,276	-
Industrials	6,010,916	6,010,916	-	-
Information Technology	10,144,324	10,116,704	18	27,602
Materials	2,421,325	2,394,767	26,558	-
Telecommunication Services	1,220,960	1,220,960	-	-
Utilities	1,369,896	1,369,896	-	-
Corporate Bonds	4,075	-	4,075	-
Equity Funds	307,728	307,728	-	-
Money Market Funds	3,997,153	3,997,153	-	-
Total Investments in Securities:	$ 62,605,602	$ 62,464,771	$ 113,229	$ 27,602
Derivative Instruments:
Assets
Futures Contracts	$ 51,744	$ 51,744	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 51,744	$ -
Total Value of Derivatives	$ 51,744	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $46,834,211)		$ 62,605,602
Segregated cash with brokers for derivative instruments		141,875
Foreign currency held at value (cost $438)		438
Receivable for investments sold		758,596
Receivable for fund shares sold		10,911
Dividends receivable		126,376
Interest receivable		39
Prepaid expenses		437
Receivable from investment adviser for expense reductions		6,561
Other receivables		198
Total assets		63,651,033

Liabilities
Payable for investments purchased	$ 787,385
Payable for fund shares redeemed	3,668
Accrued management fee	35,873
Distribution and service plan fees payable	22
Payable for daily variation margin for derivative instruments	600
Other affiliated payables	8,412
Custodian fees payable	96,926
Other payables and accrued expenses	34,700
Total liabilities		967,586

Net Assets		$ 62,683,447
Net Assets consist of:
Paid in capital		$ 40,221,387
Undistributed net investment income		256,699
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		6,382,227
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		15,823,134
Net Assets		$ 62,683,447

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

May 31, 2014

Core Multi-Manager: Net Asset Value, offering price and redemption price per share ($60,937,789 ÷ 4,266,194 shares)	$ 14.28

Class F: Net Asset Value, offering price and redemption price per share ($1,526,870 ÷ 106,770 shares)	$ 14.30

Class L: Net Asset Value, offering price and redemption price per share ($109,468 ÷ 7,662 shares)	$ 14.29

Class N: Net Asset Value, offering price and redemption price per share ($109,320 ÷ 7,660 shares)	$ 14.27

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended May 31, 2014

Investment Income
Dividends: Unaffiliated issuers		$ 1,314,053
Interest		571
Total income		1,314,624

Expenses
Management fee	$ 449,774
Transfer agent fees	67,615
Distribution and service plan fees	145
Accounting fees and expenses	28,973
Custodian fees and expenses	250,411
Independent trustees' compensation	841
Registration fees	50,966
Audit	47,960
Legal	493
Miscellaneous	394
Total expenses before reductions	897,572
Expense reductions	(176,666)	720,906
Net investment income (loss)		593,718
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,501,161
Foreign currency transactions	(318)
Futures contracts	438,388
Total net realized gain (loss)		8,939,231
Change in net unrealized appreciation (depreciation) on: Investment securities	3,497,144
Assets and liabilities in foreign currencies	(11)
Futures contracts	(25,769)
Total change in net unrealized appreciation (depreciation)		3,471,364
Net gain (loss)		12,410,595
Net increase (decrease) in net assets resulting from operations		$ 13,004,313

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended May 31, 2014	Year ended May 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 593,718	$ 672,558
Net realized gain (loss)	8,939,231	3,140,232
Change in net unrealized appreciation (depreciation)	3,471,364	10,283,963
Net increase (decrease) in net assets resulting from operations	13,004,313	14,096,753
Distributions to shareholders from net investment income	(586,601)	(616,044)
Distributions to shareholders from net realized gain	(5,451,973)	(1,011,610)
Total distributions	(6,038,574)	(1,627,654)
Share transactions - net increase (decrease)	(12,190,268)	2,172,660
Total increase (decrease) in net assets	(5,224,529)	14,641,759

Net Assets
Beginning of period	67,907,976	53,266,217
End of period (including undistributed net investment income of $256,699 and undistributed net investment income of $251,073, respectively)	$ 62,683,447	$ 67,907,976

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Core Multi-Manager

Years ended May 31,	2014	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.02	$ 10.61	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.11	.13	.05
Net realized and unrealized gain (loss)	2.27	2.60	.57
Total from investment operations	2.38	2.73	.62
Distributions from net investment income	(.11)	(.12)	(.01)
Distributions from net realized gain	(1.02)	(.20)	-
Total distributions	(1.12) H	(.32)	(.01)
Net asset value, end of period	$ 14.28	$ 13.02	$ 10.61
Total Return B, C	19.49%	26.33%	6.24%
Ratios to Average Net Assets F
Expenses before reductions	1.21%	1.03%	1.10%A
Expenses net of fee waivers, if any	.97%	.97%	.97%A
Expenses net of all reductions	.97%	.96%	.97%A
Net investment income (loss)	.80%	1.12%	.90%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,938	$ 67,623	$ 53,266
Portfolio turnover rate G	134%	95%	77%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 16, 2011 (commencement of operations) to May 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $1.12 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $1.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended May 31,	2014	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.02	$ 11.62
Income from Investment Operations
Net investment income (loss) D	.12	.06
Net realized and unrealized gain (loss)	2.28	1.46
Total from investment operations	2.40	1.52
Distributions from net investment income	(.11)	(.08)
Distributions from net realized gain	(1.02)	(.04)
Total distributions	(1.12) H	(.12)
Net asset value, end of period	$ 14.30	$ 13.02
Total Return B, C	19.66%	13.22%
Ratios to Average Net Assets F
Expenses before reductions	1.11%	.96%A
Expenses net of fee waivers, if any	.87%	.87%A
Expenses net of all reductions	.87%	.86%A
Net investment income (loss)	.90%	1.02%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,527	$ 285
Portfolio turnover rate G	134%	95%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $1.12 per share is comprised of distributions from net investment income of $.109 and distributions from net realized gain of $1.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Year ended May 31,	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.50
Income from Investment Operations
Net investment income (loss) D	.07
Net realized and unrealized gain (loss)	1.19
Total from investment operations	1.26
Distributions from net investment income	(.06)
Distributions from net realized gain	(.41)
Total distributions	(.47)
Net asset value, end of period	$ 14.29
Total Return B, C	9.50%
Ratios to Average Net Assets F
Expenses before reductions	1.19%A
Expenses net of fee waivers, if any	.97%A
Expenses net of all reductions	.97%A
Net investment income (loss)	.90%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 109
Portfolio turnover rate G	134%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Year ended May 31,	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.50
Income from Investment Operations
Net investment income (loss) D	.05
Net realized and unrealized gain (loss)	1.18
Total from investment operations	1.23
Distributions from net investment income	(.06)
Distributions from net realized gain	(.41)
Total distributions	(.46)H
Net asset value, end of period	$ 14.27
Total Return B, C	9.32%
Ratios to Average Net Assets F
Expenses before reductions	1.45%A
Expenses net of fee waivers, if any	1.22%A
Expenses net of all reductions	1.22%A
Net investment income (loss)	.65%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 109
Portfolio turnover rate G	134%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $.46 per share is comprised of distributions from net investment income of $.056 and distributions from net realized gain of $.405 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended May 31, 2014

1. Organization.

Strategic Advisers Core Multi-Manager Fund (the Fund) is a non-diversified fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Core Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of May 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, equity-debt classifications, deferred trustees compensation, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 15,804,136
Gross unrealized depreciation	(245,835)
Net unrealized appreciation (depreciation) on securities and other investments	$ 15,558,301

Tax Cost	$ 47,047,301

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,139,469
Undistributed long-term capital gain	$ 4,764,464
Net unrealized appreciation (depreciation)	$ 15,558,300

The tax character of distributions paid was as follows:

	May 31, 2014	May 31, 2013
Ordinary Income	$ 2,339,120	$ 1,471,334
Long-term Capital Gains	3,699,454	156,320
Total	$ 6,038,574	$ 1,627,654

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Restricted Securities - continued

at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Annual Report

3. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $438,388 and a change in net unrealized appreciation (depreciation) of $(25,769) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $93,530,430 and $112,159,156, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.05% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .60% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sub-Advisers. AllianceBernstein, L.P., Cornerstone Investment Partners, LLC, First Eagle Investment Management, LLC, Lazard Asset Management, LLC (through February 18, 2014), OppenheimerFunds, Inc., Pyramis Global Advisors, LLC (an affiliate of the investment adviser) and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 145	$ 145

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Core Multi-Manager	$ 67,491.09
Class L	62	.11*
Class N	62	.11*
	$ 67,615

* Annualized

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5. Fees and Other Transactions with Affiliates - continued

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,976 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $132 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser has voluntarily agreed to waive a portion of the Fund's management fee. During the period, this waiver reduced the Fund's management fee by $4,786.

The investment adviser has also contractually agreed to reimburse Core Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through July 31, 2015. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Core Multi-Manager	.97%	$ 169,362
Class F	.87%	2,039
Class L	.97%	125
Class N	1.22%	128

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $226 for the period.

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended May 31,	2014B	2013A
From net investment income
Core Multi-Manager	$ 579,841	$ 614,340
Class F	5,901	1,704
Class L	444	-
Class N	415	-
Total	$ 586,601	$ 616,044
From net realized gain
Core Multi-Manager	$ 5,399,206	$ 1,010,810
Class F	46,767	800
Class L	3,000	-
Class N	3,000	-
Total	$ 5,451,973	$ 1,011,610

A Distributions for Class F are for the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

B Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended May 31,	2014B	2013A	2014B	2013A
Core Multi-Manager
Shares sold	73,693	36,851	$ 963,366	$ 435,299
Reinvestment of distributions	466,074	148,077	5,979,047	1,625,150
Shares redeemed	(1,468,517)	(12,229)	(20,481,128)	(142,196)
Net increase (decrease)	(928,750)	172,699	$ (13,538,715)	$ 1,918,253
Class F
Shares sold	90,818	22,429	$ 1,223,378	$ 261,819
Reinvestment of distributions	4,013	220	52,668	2,504
Shares redeemed	(9,936)	(774)	(134,458)	(9,916)
Net increase (decrease)	84,895	21,875	$ 1,141,588	$ 254,407
Class L
Shares sold	7,407	-	$ 100,000	$ -
Reinvestment of distributions	255	-	3,444	-
Net increase (decrease)	7,662	-	$ 103,444	$ -

Annual Report

9. Share Transactions - continued

	Shares		Dollars
Years ended May 31,	2014B	2013A	2014B	2013A
Class N
Shares sold	7,407	-	$ 100,000	$ -
Reinvestment of distributions	253	-	3,415	-
Net increase (decrease)	7,660	-	$ 103,415	$ -

A Share transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

B Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Core Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Core Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 22, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds. Ms. Farrell oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals).

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Core Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class L	07/07/14	07/03/14	$0.066	$1.698
Class N	07/07/14	07/03/14	$0.051	$1.698

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2014, $6,128,954, or, if subsequently determined to be different, the net capital gain of such year.

Class L designates 52% and Class N designates 53%; of the dividends distributed in December, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class L designates 57% and Class N designates 58% of the dividends distributed in December, during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

AllianceBernstein L.P.

Cornerstone Investment Partners, LLC

First Eagle Investment Management, LLC

OppenheimerFunds, Inc.

Pyramis Global Advisors, LLC

T. Rowe Price Associates, Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

MMC-L-MMC-N-ANN-0714
1.9585620.100

Strategic Advisers®
Growth Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

May 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended May 31, 2014	Past 1 year	Life of fundA
Strategic Advisers® Growth Fund	22.64%	16.66%

A From June 2, 2010

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Growth Fund on June 2, 2010, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a rough start to 2014 to post a strong gain in a risk-taking environment, as the S&P 500® Index returned 20.45% for the 12 months ending May 31, 2014, finishing at an all-time high. U.S. Federal Reserve policies balancing stimulus reductions with continued low interest rates contributed to a broad advance: All 10 S&P 500® market sectors gained, nine by more than 10%. Industrials (+27%) was the best-performing group, driven by demand for autos and other durable goods. Health care (+26%) was close behind, aided by new drugs and predictable reimbursements. Telecommunication services (+8%) proved the laggard, battling slow growth and stiff pricing competition. Volatility remained low for much of the period, despite spiking early in 2014 amid conflict in Ukraine and fear of a slowing economy in China. The S&P 500® index finished strongly, aided by a rise in consumer spending and the lowest unemployment rate since 2008 - two factors that reduced the sting of weather-beaten first-quarter economic figures that showed contraction for the first time since 2011. Across segments, investors preferred large-cap stocks to small-caps and growth over value in the period. The small-cap Russell 2000® Index lagged the S&P 500® with a 16.79% return, while the growth-oriented Nasdaq Composite Index® rose 24.33%.

Comments from John Stone and Vincent Zelenko, Lead Portfolio Manager and Co-Portfolio Manager, respectively, of Strategic Advisers® Growth Fund: For the year, Strategic Advisers® Growth Fund (the Fund) returned 22.64%, outpacing the 22.15% gain of the Russell 1000® Growth Index. Sub-adviser ClariVest Asset Management was the top relative contributor, as broadly positive security selection helped it outperform the index by a sizable margin. ClariVest uses a quantitative strategy incorporating momentum and valuation components to invest in companies it believes are undergoing fundamental change. Sub-adviser Waddell & Reed Investment Management also helped. Its aggressive-growth strategy with a quality tilt performed better than we expected, led by strong stock picks in consumer discretionary and information technology. Massachusetts Financial Services (MFS Investment Management), which we added as a sub-adviser in September, employs a style that factors in earnings and operating momentum, and it yielded solid stock choices across multiple sectors. On the downside, ASTON/Montag & Caldwell Growth Fund's quality-focused approach hampered relative performance, due to its emphasis on defensively oriented sectors. Sub-adviser Morgan Stanley Investment Management sharply underperformed the Russell index, as the late-period downturn in aggressive-growth stocks weighed on its technology holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2013 to May 31, 2014).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During Period* December 1, 2013 to May 31, 2014
Actual	.31%	$ 1,000.00	$ 1,062.60	$ 1.59
HypotheticalA		$ 1,000.00	$ 1,023.39	$ 1.56

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of May 31, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
ASTON/Montag & Caldwell Growth Fund Class N	7.3	7.8
Fidelity Growth Company Fund	6.8	7.5
Wells Fargo Advantage Premier Large Co. Growth Fund (Administrator Class)	3.7	6.4
Apple, Inc.	3.3	3.2
Columbia Select Large Cap Growth Fund Class R5	2.4	3.2
Gilead Sciences, Inc.	1.9	2.2
Google, Inc. Class A	1.4	2.7
Google, Inc. Class C	1.4	0.0
Philip Morris International, Inc.	1.3	1.2
Home Depot, Inc.	1.3	1.5
	30.8
Top Five Market Sectors as of May 31, 2014
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.6	19.3
Consumer Discretionary	14.2	15.3
Health Care	10.9	10.6
Industrials	9.1	8.2
Consumer Staples	6.3	5.6
Asset Allocation (% of fund's net assets)
As of May 31, 2014	As of November 30, 2013
Stocks 71.2%	Stocks 69.0%
Large Growth Funds 21.1%	Large Growth Funds 25.8%
Short-Term Investments and Net Other Assets (Liabilities) 7.7%	Short-Term Investments and Net Other Assets (Liabilities) 5.2%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments May 31, 2014

Showing Percentage of Net Assets

Common Stocks - 71.1%
	Shares	Value
CONSUMER DISCRETIONARY - 14.2%
Auto Components - 0.7%
Delphi Automotive PLC	152,749	$ 10,548,846
Johnson Controls, Inc.	245,500	11,872,380
Lear Corp.	267,600	23,562,180
TRW Automotive Holdings Corp. (a)	376,670	31,967,983
		77,951,389
Automobiles - 0.8%
General Motors Co.	1,085,602	37,540,117
Harley-Davidson, Inc.	575,300	40,984,372
Tesla Motors, Inc. (a)	99,035	20,576,502
		99,100,991
Hotels, Restaurants & Leisure - 3.0%
Dunkin' Brands Group, Inc.	135,263	6,054,372
Hilton Worldwide Holdings, Inc.	487,400	11,024,988
Las Vegas Sands Corp.	1,361,650	104,193,458
McDonald's Corp.	675,357	68,501,461
MGM Mirage, Inc. (a)	802,770	20,671,328
Panera Bread Co. Class A (a)	80,750	12,404,008
Royal Caribbean Cruises Ltd.	238,053	13,161,950
Starwood Hotels & Resorts Worldwide, Inc.	204,868	16,358,710
Wyndham Worldwide Corp.	174,200	12,878,606
Wynn Resorts Ltd.	392,923	84,466,657
Yum! Brands, Inc.	235,699	18,221,890
		367,937,428
Household Durables - 0.5%
Harman International Industries, Inc.	469,200	49,280,076
Mohawk Industries, Inc. (a)	70,422	9,553,449
		58,833,525
Internet & Catalog Retail - 1.3%
Amazon.com, Inc. (a)	136,242	42,582,437
ASOS PLC (a)	39,603	3,005,138
Ctrip.com International Ltd. sponsored ADR (a)	77,040	4,269,557
Expedia, Inc.	171,410	12,564,353
Groupon, Inc. Class A (a)	751,731	4,420,178
priceline.com, Inc. (a)	60,388	77,213,908
TripAdvisor, Inc. (a)	70,324	6,833,383
zulily, Inc.	176,414	6,126,858
		157,015,812
Media - 3.4%
Aimia, Inc.	349,592	6,241,908
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
CBS Corp. Class B	1,282,950	$ 76,476,650
Cinemark Holdings, Inc.	385,561	12,152,883
Comcast Corp. Class A	2,329,295	121,589,199
DIRECTV (a)	183,100	15,094,764
Legend Pictures LLC (a)(d)(e)	2,783	5,017,749
Omnicom Group, Inc.	444,530	31,628,310
Time Warner Cable, Inc.	165,559	23,370,308
Twenty-First Century Fox, Inc. Class A	1,322,800	46,840,348
Viacom, Inc. Class B (non-vtg.)	847,520	72,318,882
		410,731,001
Multiline Retail - 0.5%
Dollar Tree, Inc. (a)	258,701	13,718,914
Macy's, Inc.	849,468	50,874,639
		64,593,553
Specialty Retail - 3.0%
AutoZone, Inc. (a)	91,648	48,802,560
Bed Bath & Beyond, Inc. (a)	319,430	19,437,316
Best Buy Co., Inc.	333,700	9,230,142
Foot Locker, Inc.	260,100	12,531,618
GameStop Corp. Class A	172,100	6,513,985
Home Depot, Inc.	1,944,510	156,008,037
L Brands, Inc.	254,200	14,588,538
Lowe's Companies, Inc.	157,900	7,433,932
O'Reilly Automotive, Inc. (a)	116,050	17,169,598
Ross Stores, Inc.	292,861	20,046,335
TJX Companies, Inc.	1,037,990	56,518,556
		368,280,617
Textiles, Apparel & Luxury Goods - 1.0%
Carter's, Inc.	202,240	14,587,571
Hanesbrands, Inc.	337,490	28,629,277
Michael Kors Holdings Ltd. (a)	251,029	23,692,117
Moncler SpA	390,968	7,130,845
NIKE, Inc. Class B	416,670	32,046,090
Under Armour, Inc. Class A (sub. vtg.) (a)	221,050	11,227,130
		117,313,030
TOTAL CONSUMER DISCRETIONARY		1,721,757,346
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 6.3%
Beverages - 1.4%
Anheuser-Busch InBev SA NV ADR	458,700	$ 50,420,304
Coca-Cola Enterprises, Inc.	229,478	10,473,376
Molson Coors Brewing Co. Class B	218,600	14,368,578
PepsiCo, Inc.	934,479	82,542,530
The Coca-Cola Co.	344,300	14,085,313
		171,890,101
Food & Staples Retailing - 1.6%
CVS Caremark Corp.	1,391,359	108,971,237
Kroger Co.	1,111,768	53,075,804
Rite Aid Corp. (a)	2,228,040	18,626,414
Walgreen Co.	232,300	16,704,693
		197,378,148
Food Products - 1.6%
Archer Daniels Midland Co.	846,375	38,036,093
General Mills, Inc.	444,787	24,432,150
Kellogg Co.	309,280	21,334,134
Keurig Green Mountain, Inc.	54,898	6,191,396
Kraft Foods Group, Inc.	254,083	15,107,775
McCormick & Co., Inc. (non-vtg.)	183,336	13,257,026
Mead Johnson Nutrition Co. Class A	236,211	21,133,798
Mondelez International, Inc.	759,130	28,558,471
Tyson Foods, Inc. Class A	573,616	24,355,735
		192,406,578
Household Products - 0.2%
Colgate-Palmolive Co.	261,544	17,889,610
Tobacco - 1.5%
Lorillard, Inc.	416,630	25,901,887
Philip Morris International, Inc.	1,774,675	157,129,725
		183,031,612
TOTAL CONSUMER STAPLES		762,596,049
ENERGY - 3.1%
Energy Equipment & Services - 1.5%
Baker Hughes, Inc.	380,000	26,797,600
Cameron International Corp. (a)	800,402	51,185,708
Halliburton Co.	402,100	25,991,744
Schlumberger Ltd.	753,838	78,429,306
		182,404,358
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - 1.6%
Apache Corp.	396,400	$ 36,952,408
Cabot Oil & Gas Corp.	507,072	18,376,289
Denbury Resources, Inc.	1,226,140	20,709,505
EOG Resources, Inc.	326,737	34,568,775
Marathon Petroleum Corp.	325,670	29,111,641
Occidental Petroleum Corp.	395,670	39,444,342
Range Resources Corp.	74,589	6,933,048
Valero Energy Corp.	191,400	10,727,970
		196,823,978
TOTAL ENERGY		379,228,336
FINANCIALS - 3.6%
Banks - 0.7%
Bank of America Corp.	500,428	7,576,480
JPMorgan Chase & Co.	1,098,060	61,019,194
Regions Financial Corp.	1,538,800	15,680,372
		84,276,046
Capital Markets - 0.2%
Goldman Sachs Group, Inc.	146,245	23,371,413
Consumer Finance - 0.9%
Capital One Financial Corp.	745,250	58,792,773
Discover Financial Services	821,543	48,577,838
		107,370,611
Diversified Financial Services - 0.2%
CME Group, Inc.	87,200	6,278,400
MSCI, Inc. Class A (a)	357,397	15,425,255
		21,703,655
Insurance - 0.8%
Allstate Corp.	423,800	24,690,588
Arch Capital Group Ltd. (a)	225,447	12,834,698
Everest Re Group Ltd.	197,300	31,571,946
MetLife, Inc.	242,471	12,349,048
Progressive Corp.	499,251	12,496,253
		93,942,533
Real Estate Investment Trusts - 0.8%
American Tower Corp.	641,213	57,471,921
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Crown Castle International Corp.	402,300	$ 30,868,479
Public Storage	84,556	14,575,763
		102,916,163
TOTAL FINANCIALS		433,580,421
HEALTH CARE - 10.9%
Biotechnology - 4.2%
Alexion Pharmaceuticals, Inc. (a)	111,654	18,570,293
Alnylam Pharmaceuticals, Inc. (a)	30,744	1,822,812
Amgen, Inc.	390,200	45,259,298
Biogen Idec, Inc. (a)	344,138	109,907,353
Celgene Corp. (a)	623,167	95,363,246
Gilead Sciences, Inc. (a)	2,830,975	229,903,480
Intercept Pharmaceuticals, Inc. (a)	2,759	652,807
Ironwood Pharmaceuticals, Inc. Class A (a)	292,967	4,195,287
Pharmacyclics, Inc. (a)	15,663	1,391,344
Seattle Genetics, Inc. (a)	36,946	1,232,888
		508,298,808
Health Care Equipment & Supplies - 1.0%
Baxter International, Inc.	430,180	32,009,694
Intuitive Surgical, Inc. (a)	52,944	19,575,515
Medtronic, Inc.	612,930	37,407,118
St. Jude Medical, Inc.	154,900	10,053,010
The Cooper Companies, Inc.	205,842	26,557,735
		125,603,072
Health Care Providers & Services - 2.1%
Aetna, Inc.	228,900	17,751,195
Cardinal Health, Inc.	444,308	31,381,474
Cigna Corp.	182,900	16,420,762
Express Scripts Holding Co. (a)	833,453	59,566,886
HCA Holdings, Inc. (a)	815,897	43,234,382
McKesson Corp.	342,332	64,919,840
Qualicorp SA (a)	508,277	5,354,344
WellPoint, Inc.	127,152	13,778,191
		252,407,074
Health Care Technology - 0.2%
athenahealth, Inc. (a)	148,938	18,901,722
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Life Sciences Tools & Services - 1.0%
Agilent Technologies, Inc.	692,540	$ 39,433,228
Illumina, Inc. (a)	279,589	44,244,959
Thermo Fisher Scientific, Inc.	334,279	39,080,558
		122,758,745
Pharmaceuticals - 2.4%
AbbVie, Inc.	302,900	16,456,557
Actavis PLC (a)	120,825	25,559,321
Bristol-Myers Squibb Co.	1,004,455	49,961,592
Endo International PLC (a)	502,088	35,442,392
Johnson & Johnson	728,682	73,932,076
Merck & Co., Inc.	817,670	47,310,386
Pfizer, Inc.	664,572	19,691,268
Shire PLC sponsored ADR	166,350	28,843,427
		297,197,019
TOTAL HEALTH CARE		1,325,166,440
INDUSTRIALS - 9.1%
Aerospace & Defense - 3.1%
Honeywell International, Inc.	428,940	39,955,761
L-3 Communications Holdings, Inc.	122,200	14,806,974
Lockheed Martin Corp.	190,792	31,223,111
Northrop Grumman Corp.	217,900	26,485,745
Precision Castparts Corp.	198,391	50,188,955
Raytheon Co.	221,584	21,619,951
The Boeing Co.	511,500	69,180,375
TransDigm Group, Inc.	82,728	15,611,601
Triumph Group, Inc.	155,780	10,795,554
United Technologies Corp.	788,587	91,649,581
		371,517,608
Air Freight & Logistics - 1.0%
FedEx Corp.	245,500	35,391,280
United Parcel Service, Inc. Class B	767,763	79,755,220
		115,146,500
Airlines - 0.5%
Copa Holdings SA Class A	206,900	29,572,217
Delta Air Lines, Inc.	910,588	36,341,567
		65,913,784
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 0.2%
Edenred SA	542,981	$ 17,020,084
Stericycle, Inc. (a)	59,215	6,772,420
		23,792,504
Electrical Equipment - 0.2%
Eaton Corp. PLC	162,022	11,939,401
Rockwell Automation, Inc.	88,950	10,770,066
SolarCity Corp. (a)	42,274	2,219,385
		24,928,852
Industrial Conglomerates - 0.2%
Danaher Corp.	225,449	17,681,965
Roper Industries, Inc.	85,266	12,080,487
		29,762,452
Machinery - 1.9%
Caterpillar, Inc.	700,870	71,649,940
Colfax Corp. (a)	205,835	14,982,730
Cummins, Inc.	163,723	25,038,158
Flowserve Corp.	464,750	34,270,665
Kennametal, Inc.	255,516	11,508,441
Pall Corp.	244,250	20,697,745
Pentair Ltd.	574,150	42,854,556
Trinity Industries, Inc.	174,200	15,073,526
		236,075,761
Professional Services - 0.3%
IHS, Inc. Class A (a)	127,750	16,085,003
Verisk Analytics, Inc. (a)	281,852	16,682,820
		32,767,823
Road & Rail - 1.7%
Canadian Pacific Railway Ltd.	402,350	67,341,583
Kansas City Southern	213,300	22,934,016
Union Pacific Corp.	553,197	110,235,566
		200,511,165
TOTAL INDUSTRIALS		1,100,416,449
INFORMATION TECHNOLOGY - 20.5%
Communications Equipment - 1.7%
Cisco Systems, Inc.	1,021,150	25,140,713
Juniper Networks, Inc. (a)	694,400	16,985,024
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Motorola Solutions, Inc.	224,328	$ 15,124,194
Palo Alto Networks, Inc. (a)	51,273	3,840,860
QUALCOMM, Inc.	1,759,884	141,582,668
		202,673,459
Electronic Equipment & Components - 0.2%
Corning, Inc.	489,600	10,428,480
Ingram Micro, Inc. Class A (a)	348,400	9,675,068
		20,103,548
Internet Software & Services - 5.1%
Dropbox, Inc. (a)(e)	314,762	6,012,332
eBay, Inc. (a)	1,001,377	50,799,855
Facebook, Inc. Class A (a)	1,935,073	122,490,121
Google, Inc.:
Class A (a)	301,195	172,178,122
Class C (a)	301,215	168,975,591
IAC/InterActiveCorp	341,200	22,590,852
LinkedIn Corp. (a)	226,545	36,267,589
MercadoLibre, Inc.	35,197	2,994,209
Pandora Media, Inc. (a)	260,076	6,379,664
Qihoo 360 Technology Co. Ltd. ADR (a)	72,350	6,643,901
Twitter, Inc.	595,533	19,319,091
Youku Tudou, Inc. ADR (a)	292,222	5,698,329
		620,349,656
IT Services - 4.1%
Accenture PLC Class A	316,541	25,782,264
Alliance Data Systems Corp. (a)	110,800	28,370,340
Amdocs Ltd.	332,800	16,014,336
Cognizant Technology Solutions Corp. Class A (a)	1,131,708	55,012,326
Fidelity National Information Services, Inc.	605,360	32,780,244
Fiserv, Inc. (a)	332,600	19,992,586
FleetCor Technologies, Inc. (a)	382,221	48,316,557
Gartner, Inc. Class A (a)	211,654	15,046,483
IBM Corp.	168,617	31,086,230
MasterCard, Inc. Class A	1,388,300	106,135,535
Visa, Inc. Class A	590,273	126,808,349
		505,345,250
Semiconductors & Semiconductor Equipment - 1.5%
Altera Corp.	508,652	16,851,641
Applied Materials, Inc.	2,272,950	45,890,861
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Avago Technologies Ltd.	293,449	$ 20,738,041
Lam Research Corp.	353,000	21,900,120
Microchip Technology, Inc.	107,965	5,139,134
Skyworks Solutions, Inc.	343,000	14,855,330
Texas Instruments, Inc.	573,500	26,943,030
Xilinx, Inc.	702,400	32,984,704
		185,302,861
Software - 3.9%
Activision Blizzard, Inc.	1,180,490	24,530,582
Adobe Systems, Inc. (a)	631,650	40,766,691
Aspen Technology, Inc. (a)	467,779	20,109,819
FireEye, Inc.	336,201	11,050,927
Microsoft Corp.	2,729,465	111,744,297
NetSuite, Inc. (a)	56,247	4,527,321
Oracle Corp.	3,688,907	155,007,872
Parametric Technology Corp. (a)	234,146	8,616,573
ServiceNow, Inc. (a)	126,759	6,630,763
SolarWinds, Inc. (a)	668,930	26,148,474
Solera Holdings, Inc.	292,455	19,082,689
Splunk, Inc. (a)	315,398	13,202,560
Synopsys, Inc. (a)	356,500	13,721,685
Tableau Software, Inc.	17,383	1,008,909
Workday, Inc. Class A (a)	213,821	16,757,152
Zynga, Inc. (a)	789,685	2,724,413
		475,630,727
Technology Hardware, Storage & Peripherals - 4.0%
3D Systems Corp. (a)	55,234	2,797,602
Apple, Inc.	637,242	403,374,186
NCR Corp. (a)	938,260	30,643,572
SanDisk Corp.	214,900	20,765,787
Stratasys Ltd. (a)	30,347	2,822,878
Western Digital Corp.	261,570	22,978,925
		483,382,950
TOTAL INFORMATION TECHNOLOGY		2,492,788,451
MATERIALS - 2.3%
Chemicals - 2.0%
Ashland, Inc.	619,600	63,818,800
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
CF Industries Holdings, Inc.	30,500	$ 7,420,955
LyondellBasell Industries NV Class A	522,295	52,004,913
Monsanto Co.	125,700	15,316,545
PPG Industries, Inc.	400,678	80,780,692
The Dow Chemical Co.	393,432	20,505,676
		239,847,581
Containers & Packaging - 0.1%
Packaging Corp. of America	259,195	17,925,926
Metals & Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc.	841,060	28,638,093
TOTAL MATERIALS		286,411,600
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 1.0%
Frontier Communications Corp.	1,295,592	7,501,478
Verizon Communications, Inc.	2,325,734	116,193,671
		123,695,149
UTILITIES - 0.1%
Independent Power Producers & Energy Traders - 0.1%
The AES Corp.	799,451	11,272,259
TOTAL COMMON STOCKS (Cost $6,049,235,397)		8,636,912,500
Preferred Stocks - 0.1%

Convertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Diversified Consumer Services - 0.0%
Airbnb, Inc. Series D (e)	32,953	4,024,850
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Internet & Catalog Retail - 0.0%
Flipkart Series D (e)	52,096	2,041,694
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
Palantir Technologies, Inc.:
Series G (a)(e)	296,161	$ 1,815,467
Series H (e)	93,416	572,640
Series H1 (e)	93,416	572,640
		2,960,747
TOTAL NONCONVERTIBLE PREFERRED STOCKS		5,002,441
TOTAL PREFERRED STOCKS (Cost $6,782,330)		9,027,291
Equity Funds - 21.1%

Large Growth Funds - 21.1%
ASTON/Montag & Caldwell Growth Fund Class N	30,457,153	881,125,410
Columbia Select Large Cap Growth Fund Class R5	15,451,572	297,442,760
Fidelity Growth Company Fund (c)	6,737,056	826,367,304
iShares Russell 1000 Growth Index ETF	70,748	6,312,844
PRIMECAP Odyssey Growth Fund	4,063,324	98,698,138
Wells Fargo Advantage Premier Large Co. Growth Fund (Administrator Class) (a)	31,285,337	448,631,730
TOTAL EQUITY FUNDS (Cost $1,954,771,987)		2,558,578,186
Money Market Funds - 7.3%

Dreyfus Treasury & Agency Cash Management Fund Institutional Shares, 0.01% (b) (Cost $891,280,822)	891,280,822	891,280,822
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $8,902,070,536)		12,095,798,799
NET OTHER ASSETS (LIABILITIES) - 0.4%		45,445,764
NET ASSETS - 100%		$ 12,141,244,563
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
6,135 CME E-mini S&P 500 Index Contracts (United States)	June 2014	$ 589,420,125	$ 20,151,860
2,661 ICE Russell 1000 Growth Index Contracts (United States)	June 2014	237,813,570	4,854,274
TOTAL EQUITY INDEX CONTRACTS		$ 827,233,695	$ 25,006,134

The face value of futures purchased as a percentage of net assets is 6.8%
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated Fund
(d) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $20,057,372 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Airbnb, Inc. Series D	4/16/14	$ 4,024,850
Dropbox, Inc.	5/1/12 - 5/25/12	$ 2,849,379
Flipkart Series D	10/4/13	$ 1,195,447
Legend Pictures LLC	3/8/12	$ 2,977,445
Palantir Technologies, Inc. Series G	7/19/12	$ 906,253
Palantir Technologies, Inc. Series H	10/25/13	$ 327,890
Palantir Technologies, Inc. Series H1	10/25/13	$ 327,890
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Growth Company Fund	$ 607,457,932	$ 207,918,938	$ 85,000,000	$ 1,349,939	$ 826,367,304
Other Information

The following is a summary of the inputs used, as of May 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,727,823,890	$ 1,716,739,597	$ -	$ 11,084,293
Consumer Staples	762,596,049	762,596,049	-	-
Energy	379,228,336	379,228,336	-	-
Financials	433,580,421	433,580,421	-	-
Health Care	1,325,166,440	1,325,166,440	-	-
Industrials	1,100,416,449	1,100,416,449	-	-
Information Technology	2,495,749,198	2,486,776,119	-	8,973,079
Materials	286,411,600	286,411,600	-	-
Telecommunication Services	123,695,149	123,695,149	-	-
Utilities	11,272,259	11,272,259	-	-
Equity Funds	2,558,578,186	2,558,578,186	-	-
Money Market Funds	891,280,822	891,280,822	-	-
Total Investments in Securities:	$ 12,095,798,799	$ 12,075,741,427	$ -	$ 20,057,372
Derivative Instruments:
Assets
Futures Contracts	$ 25,006,134	$ 25,006,134	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 25,006,134	$ -
Total Value of Derivatives	$ 25,006,134	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $8,313,280,494)	$ 11,269,431,495
Affiliated issuers (cost $588,790,042)	826,367,304
Total Investments (cost $8,902,070,536)		$ 12,095,798,799
Segregated cash with brokers for derivative instruments		31,988,925
Receivable for investments sold		11,744,646
Receivable for fund shares sold		9,933,234
Dividends receivable		8,978,147
Interest receivable		7,918
Receivable for daily variation margin for derivative instruments		1,476,840
Prepaid expenses		64,741
Other receivables		24,532
Total assets		12,160,017,782

Liabilities
Payable for investments purchased	$ 11,112,744
Payable for fund shares redeemed	4,428,152
Accrued management fee	1,599,451
Transfer agent fee payable	1,203,339
Other affiliated payables	113,261
Other payables and accrued expenses	316,272
Total liabilities		18,773,219

Net Assets		$ 12,141,244,563
Net Assets consist of:
Paid in capital		$ 8,475,309,978
Undistributed net investment income		34,642,353
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		412,560,478
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,218,731,754
Net Assets, for 735,448,428 shares outstanding		$ 12,141,244,563
Net Asset Value, offering price and redemption price per share ($12,141,244,563 ÷ 735,448,428 shares)		$ 16.51

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended May 31, 2014

Investment Income
Dividends: Unaffiliated issuers		$ 111,163,206
Affiliated issuers		1,349,939
Interest		58,033
Total income		112,571,178

Expenses
Management fee	$ 44,259,624
Transfer agent fees	12,770,839
Accounting fees and expenses	1,312,939
Custodian fees and expenses	108,160
Independent trustees' compensation	118,292
Registration fees	479,610
Audit	83,817
Legal	67,312
Miscellaneous	132,033
Total expenses before reductions	59,332,626
Expense reductions	(26,653,981)	32,678,645
Net investment income (loss)		79,892,533
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	574,877,263
Affiliated issuers	1,630,550
Foreign currency transactions	(510)
Futures contracts	92,287,492
Realized gain distributions from underlying funds:
Unaffiliated issuers	70,306,246
Affiliated issuers	56,568,999
Total net realized gain (loss)		795,670,040
Change in net unrealized appreciation (depreciation) on: Investment securities	1,274,912,075
Assets and liabilities in foreign currencies	(1,452)
Futures contracts	2,666,157
Total change in net unrealized appreciation (depreciation)		1,277,576,780
Net gain (loss)		2,073,246,820
Net increase (decrease) in net assets resulting from operations		$ 2,153,139,353

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended May 31, 2014	Year ended May 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 79,892,533	$ 72,442,225
Net realized gain (loss)	795,670,040	506,908,743
Change in net unrealized appreciation (depreciation)	1,277,576,780	1,069,142,758
Net increase (decrease) in net assets resulting from operations	2,153,139,353	1,648,493,726
Distributions to shareholders from net investment income	(64,312,402)	(61,852,259)
Distributions to shareholders from net realized gain	(800,794,486)	(1,795,348)
Total distributions	(865,106,888)	(63,647,607)
Share transactions Proceeds from sales of shares	2,843,544,609	2,041,902,018
Reinvestment of distributions	863,222,558	63,437,299
Cost of shares redeemed	(1,937,754,707)	(2,113,394,338)
Net increase (decrease) in net assets resulting from share transactions	1,769,012,460	(8,055,021)
Total increase (decrease) in net assets	3,057,044,925	1,576,791,098

Net Assets
Beginning of period	9,084,199,638	7,507,408,540
End of period (including undistributed net investment income of $34,642,353 and undistributed net investment income of $21,946,821, respectively)	$ 12,141,244,563	$ 9,084,199,638
Other Information Shares
Sold	183,569,639	153,421,082
Issued in reinvestment of distributions	58,706,969	5,027,641
Redeemed	(124,359,924)	(159,900,182)
Net increase (decrease)	117,916,684	(1,451,459)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended May 31,	2014	2013	2012	2011 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.71	$ 12.13	$ 12.67	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.12	.12	.07	.07
Net realized and unrealized gain (loss)	3.01	2.57	(.43)	2.63
Total from investment operations	3.13	2.69	(.36)	2.70
Distributions from net investment income	(.10)	(.10)	(.07)	(.03)
Distributions from net realized gain	(1.23)	- I	(.11)	-
Total distributions	(1.33)	(.11) J	(.18)	(.03)
Net asset value, end of period	$ 16.51	$ 14.71	$ 12.13	$ 12.67
Total Return B, C	22.64%	22.29%	(2.83)%	27.03%
Ratios to Average Net Assets F
Expenses before reductions	.56%	.62%	.62%	.70% A
Expenses net of fee waivers, if any	.31%	.37%	.36%	.45% A
Expenses net of all reductions	.31%	.37%	.36%	.45% A
Net investment income (loss)	.75%	.89%	.61%	.60% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,141,245	$ 9,084,200	$ 7,507,409	$ 6,800,471
Portfolio turnover rate G	39%	73%	49% H	47% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 2, 2010 (commencement of operations) to May 31, 2011.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Portfolio turnover rate excludes securities received or delivered in-kind.

I Amount represents less than $.01 per share.

J Total distributions of $.11 per share is comprised of distributions from net investment income of $.103 and distributions from net realized gain of $.003 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended May 31, 2014

1. Organization.

Strategic Advisers Growth Fund (the Fund) is a non-diversified fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of May 31, 2014, is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

2. Significant Accounting Policies - continued

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, partnerships, deferred trustees compensation, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,256,370,467
Gross unrealized depreciation	(73,555,940)
Net unrealized appreciation (depreciation) on securities and other investments	$ 3,182,814,527

Tax Cost	$ 8,912,984,272

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 59,459,057
Undistributed long-term capital gain	$ 423,688,055
Net unrealized appreciation (depreciation)	$ 3,182,811,884

The tax character of distributions paid was as follows:

	May 31, 2014	May 31, 2013
Ordinary Income	$ 174,173,694	$ 63,647,607
Long-term Capital Gains	690,933,194	-
Total	$ 865,106,888	$ 63,647,607

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments - continued

Futures Contracts - continued

During the period the Fund recognized net realized gain (loss) of $92,287,492 and a change in net unrealized appreciation (depreciation) of $2,666,157 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $4,843,582,613 and $3,966,120,617, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .95% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .42% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. ClariVest Asset Management LLC, Massachusetts Financial Services Company (MFS), Morgan Stanley Investment Management, Inc., Pyramis Global Advisors, LLC (an affiliate of the investment adviser)and Waddell & Reed Investment Management Co. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .12% of average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $10,199 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $17,068 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2016. During the period, this waiver reduced the Fund's management fee by $26,646,300.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $7,162 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $519.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Growth Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 22, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds. Ms. Farrell oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Growth Fund voted to pay on July 7, 2014, to shareholders of record at the opening of business on July 3, 2014, a distribution of $0.625 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.049 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2014, $631,781,443, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% and 42% of the dividends distributed in July and December, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% and 44% of the dividends distributed in July and December, respectively, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

ClariVest Asset Management LLC

Massachusetts Financial Services
Company

Morgan Stanley Investment Management Inc.

Pyramis Global Advisors, LLC

Waddell & Reed Investment
Management Company

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SGF-UANN-0714
1.922642.104

Strategic Advisers®
Growth Multi-Manager Fund

Annual Report

May 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended May 31, 2014	Past 1 year	Life of fund A
Strategic Advisers® Growth Multi-Manager Fund	22.94%	19.49%

A From November 16, 2011.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Growth Multi-Manager Fund, a class of the fund, on November 16, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a rough start to 2014 to post a strong gain in a risk-taking environment, as the S&P 500® Index returned 20.45% for the 12 months ending May 31, 2014, finishing at an all-time high. U.S. Federal Reserve policies balancing stimulus reductions with continued low interest rates contributed to a broad advance: All 10 S&P 500® market sectors gained, nine by more than 10%. Industrials (+27%) was the best-performing group, driven by demand for autos and other durable goods. Health care (+26%) was close behind, aided by new drugs and predictable reimbursements. Telecommunication services (+8%) proved the laggard, battling slow growth and stiff pricing competition. Volatility remained low for much of the period, despite spiking early in 2014 amid conflict in Ukraine and fear of a slowing economy in China. The S&P 500® Index finished strongly, aided by a rise in consumer spending and the lowest unemployment rate since 2008 - two factors that reduced the sting of weather-beaten first-quarter economic figures that showed contraction for the first time since 2011. Across segments, investors preferred large-cap stocks to small-caps and growth over value in the period. The small-cap Russell 2000® Index lagged the S&P 500® with a 16.79% return, while the growth-oriented Nasdaq Composite Index® rose 24.33%.

Comments from John Stone, Portfolio Manager of Strategic Advisers® Growth Multi-Manager Fund: For the year, the Retail Class shares of Strategic Advisers® Growth Multi-Manager Fund (the Fund) returned 22.94%, outpacing the 22.15% gain of the Russell 1000® Growth Index. ClariVest Asset Management was the top relative contributor, as broadly positive security selection helped it outperform the index by a sizable margin. ClariVest uses a quantitative strategy incorporating momentum and valuation components to invest in companies it believes are undergoing fundamental change. Waddell & Reed Investment Management also helped. Its aggressive-growth strategy with a quality tilt performed better than we expected, led by strong stock picks in consumer discretionary and information technology. MFS Investment Management, which we added as a sub-adviser in September, employs a style that factors in earnings and operating momentum, and it yielded solid stock choices across multiple sectors. On the downside, Morgan Stanley Investment Management sharply underperformed the Russell index, as the late-period downturn in aggressive-growth stocks weighed on its technology holdings. Pyramis Global Advisors also detracted because the valuation emphasis inherent in its growth-at-a-reasonable-price (GARP) strategy was out of step with market leadership for much of the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2013 to May 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During Period* December 1, 2013 to May 31, 2014
Growth Multi-Manager	.78%
Actual		$ 1,000.00	$ 1,064.50	$ 4.01
HypotheticalA		$ 1,000.00	$ 1,021.04	$ 3.93
Class F	.68%
Actual		$ 1,000.00	$ 1,065.00	$ 3.50
HypotheticalA		$ 1,000.00	$ 1,021.54	$ 3.43
Class L	.86%
Actual		$ 1,000.00	$ 1,063.90	$ 4.43
HypotheticalA		$ 1,000.00	$ 1,020.64	$ 4.33
Class N	1.12%
Actual		$ 1,000.00	$ 1,062.70	$ 5.76
HypotheticalA		$ 1,000.00	$ 1,019.35	$ 5.64

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of May 31, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	4.2	4.2
Gilead Sciences, Inc.	2.4	3.1
Google, Inc. Class A	1.8	3.4
Google, Inc. Class C	1.8	0.0
Oracle Corp.	1.6	1.2
Philip Morris International, Inc.	1.6	1.5
Home Depot, Inc.	1.6	2.0
Visa, Inc. Class A	1.4	1.7
QUALCOMM, Inc.	1.4	1.2
Facebook, Inc. Class A	1.4	0.9
	19.2
Top Five Market Sectors as of May 31, 2014
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	26.8	25.4
Consumer Discretionary	18.9	21.3
Health Care	14.3	14.3
Industrials	11.9	11.2
Consumer Staples	8.2	7.0
Asset Allocation (% of fund's net assets)
As of May 31, 2014	As of November 30, 2013
Stocks 93.5%	Stocks 92.5%
Large Growth Funds 0.1%	Large Growth Funds 0.1%
Sector Funds 0.0%	Sector Funds 1.9%
Short-Term Investments and Net Other Assets (Liabilities) 6.4%	Short-Term Investments and Net Other Assets (Liabilities) 5.5%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments May 31, 2014

Showing Percentage of Net Assets

Common Stocks - 93.4%
	Shares	Value
CONSUMER DISCRETIONARY - 18.8%
Auto Components - 0.8%
Delphi Automotive PLC	1,259	$ 86,947
Johnson Controls, Inc.	1,852	89,563
Lear Corp.	2,019	177,773
TRW Automotive Holdings Corp. (a)	2,300	195,201
		549,484
Automobiles - 1.1%
General Motors Co.	7,518	259,972
Harley-Davidson, Inc.	4,274	304,480
Tesla Motors, Inc. (a)	709	147,309
		711,761
Hotels, Restaurants & Leisure - 4.1%
Dunkin' Brands Group, Inc.	972	43,507
Hilton Worldwide Holdings, Inc.	3,620	81,884
Las Vegas Sands Corp.	10,130	775,148
McDonald's Corp.	4,738	480,575
MGM Mirage, Inc. (a)	6,237	160,603
Panera Bread Co. Class A (a)	589	90,476
Royal Caribbean Cruises Ltd.	1,966	108,700
Starwood Hotels & Resorts Worldwide, Inc.	1,526	121,851
Wyndham Worldwide Corp.	1,314	97,144
Wynn Resorts Ltd.	2,995	643,835
Yum! Brands, Inc.	1,956	151,218
		2,754,941
Household Durables - 0.7%
Harman International Industries, Inc.	3,486	366,135
Mohawk Industries, Inc. (a)	531	72,035
		438,170
Internet & Catalog Retail - 1.8%
Amazon.com, Inc. (a)	1,020	318,801
ASOS PLC (a)	285	21,626
Ctrip.com International Ltd. sponsored ADR (a)	548	30,370
Expedia, Inc.	1,050	76,965
Groupon, Inc. Class A (a)	5,384	31,658
priceline.com, Inc. (a)	471	602,235
TripAdvisor, Inc. (a)	507	49,265
zulily, Inc.	1,254	43,551
		1,174,471
Media - 4.4%
Aimia, Inc.	2,550	45,530
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
CBS Corp. Class B	9,576	$ 570,825
Cinemark Holdings, Inc.	3,179	100,202
Comcast Corp. Class A	18,045	941,949
DIRECTV (a)	1,381	113,850
Omnicom Group, Inc.	2,710	192,817
Time Warner Cable, Inc.	1,373	193,813
Twenty-First Century Fox, Inc. Class A	9,905	350,736
Viacom, Inc. Class B (non-vtg.)	5,582	476,312
		2,986,034
Multiline Retail - 0.7%
Dollar Tree, Inc. (a)	1,887	100,068
Macy's, Inc.	6,670	399,466
		499,534
Specialty Retail - 3.9%
AutoZone, Inc. (a)	716	381,270
Bed Bath & Beyond, Inc. (a)	2,638	160,522
Best Buy Co., Inc.	2,040	56,426
Foot Locker, Inc.	1,962	94,529
GameStop Corp. Class A	1,298	49,129
Home Depot, Inc.	13,355	1,071,472
L Brands, Inc.	1,889	108,410
Lowe's Companies, Inc.	1,189	55,978
O'Reilly Automotive, Inc. (a)	860	127,237
Ross Stores, Inc.	2,422	165,786
TJX Companies, Inc.	6,330	344,669
		2,615,428
Textiles, Apparel & Luxury Goods - 1.3%
Carter's, Inc.	1,475	106,392
Hanesbrands, Inc.	2,592	219,879
Michael Kors Holdings Ltd. (a)	2,083	196,594
Moncler SpA	2,852	52,017
NIKE, Inc. Class B	3,093	237,883
Under Armour, Inc. Class A (sub. vtg.) (a)	1,640	83,296
		896,061
TOTAL CONSUMER DISCRETIONARY		12,625,884
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 8.2%
Beverages - 1.8%
Anheuser-Busch InBev SA NV ADR	3,405	$ 374,278
Coca-Cola Enterprises, Inc.	1,905	86,944
Molson Coors Brewing Co. Class B	1,650	108,455
PepsiCo, Inc.	5,952	525,740
The Coca-Cola Co.	2,838	116,103
		1,211,520
Food & Staples Retailing - 2.2%
CVS Caremark Corp.	9,752	763,777
Kroger Co.	8,781	419,205
Rite Aid Corp. (a)	18,443	154,183
Walgreen Co.	1,752	125,986
		1,463,151
Food Products - 2.1%
Archer Daniels Midland Co.	6,613	297,188
General Mills, Inc.	3,670	201,593
Kellogg Co.	1,890	130,372
Keurig Green Mountain, Inc.	393	44,323
Kraft Foods Group, Inc.	1,553	92,341
McCormick & Co., Inc. (non-vtg.)	1,337	96,678
Mead Johnson Nutrition Co. Class A	1,622	145,120
Mondelez International, Inc.	4,630	174,181
Tyson Foods, Inc. Class A	4,742	201,345
		1,383,141
Household Products - 0.2%
Colgate-Palmolive Co.	2,165	148,086
Tobacco - 1.9%
Lorillard, Inc.	3,447	214,300
Philip Morris International, Inc.	12,365	1,094,797
		1,309,097
TOTAL CONSUMER STAPLES		5,514,995
ENERGY - 4.1%
Energy Equipment & Services - 2.0%
Baker Hughes, Inc.	2,866	202,110
Cameron International Corp. (a)	5,480	350,446
Halliburton Co.	3,033	196,053
Schlumberger Ltd.	5,760	599,270
		1,347,879
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - 2.1%
Apache Corp.	2,420	$ 225,592
Cabot Oil & Gas Corp.	4,196	152,063
Denbury Resources, Inc.	7,470	126,168
EOG Resources, Inc.	2,516	266,193
Marathon Petroleum Corp.	2,600	232,414
Occidental Petroleum Corp.	2,410	240,253
Range Resources Corp.	544	50,565
Valero Energy Corp.	1,444	80,936
		1,374,184
TOTAL ENERGY		2,722,063
FINANCIALS - 4.7%
Banks - 0.8%
Bank of America Corp.	4,142	62,710
JPMorgan Chase & Co.	6,690	371,763
Regions Financial Corp.	11,608	118,286
		552,759
Capital Markets - 0.3%
Goldman Sachs Group, Inc.	1,156	184,740
Consumer Finance - 1.1%
Capital One Financial Corp.	4,550	358,950
Discover Financial Services	6,455	381,684
		740,634
Diversified Financial Services - 0.2%
CME Group, Inc.	530	38,160
MSCI, Inc. Class A (a)	2,542	109,713
		147,873
Insurance - 1.1%
Allstate Corp.	3,197	186,257
Arch Capital Group Ltd. (a)	1,621	92,284
Everest Re Group Ltd.	1,557	249,151
MetLife, Inc.	2,006	102,166
Progressive Corp.	3,584	89,708
		719,566
Real Estate Investment Trusts - 1.2%
American Tower Corp.	4,926	441,517
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Crown Castle International Corp.	2,985	$ 229,039
Public Storage	687	118,425
		788,981
TOTAL FINANCIALS		3,134,553
HEALTH CARE - 14.3%
Biotechnology - 5.5%
Alexion Pharmaceuticals, Inc. (a)	933	155,177
Alnylam Pharmaceuticals, Inc. (a)	221	13,103
Amgen, Inc.	2,916	338,227
Biogen Idec, Inc. (a)	2,600	830,362
Celgene Corp. (a)	4,791	733,167
Gilead Sciences, Inc. (a)	19,800	1,607,958
Intercept Pharmaceuticals, Inc. (a)	20	4,732
Ironwood Pharmaceuticals, Inc. Class A (a)	2,137	30,602
Pharmacyclics, Inc. (a)	112	9,949
Seattle Genetics, Inc. (a)	269	8,977
		3,732,254
Health Care Equipment & Supplies - 1.3%
Baxter International, Inc.	2,630	195,698
Intuitive Surgical, Inc. (a)	380	140,501
Medtronic, Inc.	3,740	228,252
St. Jude Medical, Inc.	1,168	75,803
The Cooper Companies, Inc.	1,643	211,980
		852,234
Health Care Providers & Services - 2.8%
Aetna, Inc.	1,727	133,929
Cardinal Health, Inc.	3,485	246,146
Cigna Corp.	1,380	123,896
Express Scripts Holding Co. (a)	5,080	363,068
HCA Holdings, Inc. (a)	6,173	327,107
McKesson Corp.	2,676	507,477
Qualicorp SA (a)	3,707	39,051
WellPoint, Inc.	1,055	114,320
		1,854,994
Health Care Technology - 0.2%
athenahealth, Inc. (a)	1,071	135,921
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Life Sciences Tools & Services - 1.3%
Agilent Technologies, Inc.	4,230	$ 240,856
Illumina, Inc. (a)	2,039	322,672
Thermo Fisher Scientific, Inc.	2,638	308,409
		871,937
Pharmaceuticals - 3.2%
AbbVie, Inc.	2,285	124,144
Actavis PLC (a)	912	192,924
Bristol-Myers Squibb Co.	7,930	394,438
Endo International PLC (a)	3,915	276,360
Johnson & Johnson	5,498	557,827
Merck & Co., Inc.	4,980	288,143
Pfizer, Inc.	4,056	120,179
Shire PLC sponsored ADR	1,236	214,310
		2,168,325
TOTAL HEALTH CARE		9,615,665
INDUSTRIALS - 11.9%
Aerospace & Defense - 4.0%
Honeywell International, Inc.	2,620	244,053
L-3 Communications Holdings, Inc.	922	111,719
Lockheed Martin Corp.	1,587	259,713
Northrop Grumman Corp.	1,644	199,828
Precision Castparts Corp.	1,473	372,640
Raytheon Co.	1,703	166,162
The Boeing Co.	3,807	514,897
TransDigm Group, Inc.	592	111,716
Triumph Group, Inc.	950	65,835
United Technologies Corp.	5,424	630,377
		2,676,940
Air Freight & Logistics - 1.1%
FedEx Corp.	1,500	216,240
United Parcel Service, Inc. Class B	5,298	550,356
		766,596
Airlines - 0.7%
Copa Holdings SA Class A	1,300	185,809
Delta Air Lines, Inc.	7,038	280,887
		466,696
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 0.3%
Edenred SA	4,014	$ 125,821
Stericycle, Inc. (a)	426	48,722
		174,543
Electrical Equipment - 0.3%
Eaton Corp. PLC	1,401	103,240
Rockwell Automation, Inc.	660	79,913
SolarCity Corp. (a)	308	16,170
		199,323
Industrial Conglomerates - 0.3%
Danaher Corp.	1,671	131,057
Roper Industries, Inc.	706	100,026
		231,083
Machinery - 2.6%
Caterpillar, Inc.	4,827	493,464
Colfax Corp. (a)	1,480	107,729
Cummins, Inc.	1,354	207,067
Flowserve Corp.	3,450	254,403
Kennametal, Inc.	2,066	93,053
Pall Corp.	1,809	153,295
Pentair Ltd.	4,268	318,564
Trinity Industries, Inc.	1,314	113,700
		1,741,275
Professional Services - 0.4%
IHS, Inc. Class A (a)	932	117,348
Verisk Analytics, Inc. (a)	2,027	119,978
		237,326
Road & Rail - 2.2%
Canadian Pacific Railway Ltd.	2,983	499,267
Kansas City Southern	1,582	170,097
Union Pacific Corp.	4,208	838,528
		1,507,892
TOTAL INDUSTRIALS		8,001,674
INFORMATION TECHNOLOGY - 26.8%
Communications Equipment - 2.0%
Cisco Systems, Inc.	6,220	153,136
Juniper Networks, Inc. (a)	5,238	128,121
Motorola Solutions, Inc.	1,595	107,535
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Palo Alto Networks, Inc. (a)	374	$ 28,016
QUALCOMM, Inc.	11,897	957,114
		1,373,922
Electronic Equipment & Components - 0.2%
Corning, Inc.	3,693	78,661
Ingram Micro, Inc. Class A (a)	2,628	72,980
		151,641
Internet Software & Services - 6.5%
Dropbox, Inc. (a)(c)	1,585	30,275
eBay, Inc. (a)	6,110	309,960
Facebook, Inc. Class A (a)	14,939	945,639
Google, Inc.:
Class A (a)	2,123	1,213,613
Class C (a)	2,123	1,190,961
IAC/InterActiveCorp	2,090	138,379
LinkedIn Corp. (a)	1,653	264,629
MercadoLibre, Inc.	253	21,523
Pandora Media, Inc. (a)	1,869	45,847
Qihoo 360 Technology Co. Ltd. ADR (a)	519	47,660
Twitter, Inc.	4,259	138,162
Youku Tudou, Inc. ADR (a)	2,131	41,555
		4,388,203
IT Services - 5.7%
Accenture PLC Class A	2,618	213,236
Alliance Data Systems Corp. (a)	836	214,058
Amdocs Ltd.	2,509	120,733
Cognizant Technology Solutions Corp. Class A (a)	8,791	427,331
Fidelity National Information Services, Inc.	4,062	219,957
Fiserv, Inc. (a)	2,509	150,816
FleetCor Technologies, Inc. (a)	2,972	375,691
Gartner, Inc. Class A (a)	1,519	107,986
IBM Corp.	1,332	245,568
MasterCard, Inc. Class A	10,330	789,729
Visa, Inc. Class A	4,489	964,372
		3,829,477
Semiconductors & Semiconductor Equipment - 2.1%
Altera Corp.	4,202	139,212
Applied Materials, Inc.	16,877	340,747
Avago Technologies Ltd.	2,417	170,809
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Lam Research Corp.	2,663	$ 165,213
Microchip Technology, Inc.	883	42,031
Skyworks Solutions, Inc.	2,587	112,043
Texas Instruments, Inc.	4,327	203,282
Xilinx, Inc.	5,218	245,037
		1,418,374
Software - 5.2%
Activision Blizzard, Inc.	7,030	146,083
Adobe Systems, Inc. (a)	4,690	302,693
Aspen Technology, Inc. (a)	3,781	162,545
FireEye, Inc.	2,642	86,843
Microsoft Corp.	21,413	876,648
NetSuite, Inc. (a)	410	33,001
Oracle Corp.	26,099	1,096,680
Parametric Technology Corp. (a)	1,946	71,613
ServiceNow, Inc. (a)	901	47,131
SolarWinds, Inc. (a)	4,080	159,487
Solera Holdings, Inc.	2,105	137,351
Splunk, Inc. (a)	2,469	103,352
Synopsys, Inc. (a)	2,689	103,500
Tableau Software, Inc.	127	7,371
Workday, Inc. Class A (a)	1,696	132,916
Zynga, Inc. (a)	5,682	19,603
		3,486,817
Technology Hardware, Storage & Peripherals - 5.1%
3D Systems Corp. (a)	403	20,412
Apple, Inc.	4,480	2,835,840
NCR Corp. (a)	5,710	186,489
SanDisk Corp.	1,621	156,637
Stratasys Ltd. (a)	218	20,278
Western Digital Corp.	2,070	181,850
		3,401,506
TOTAL INFORMATION TECHNOLOGY		18,049,940
MATERIALS - 3.1%
Chemicals - 2.6%
Ashland, Inc.	3,780	389,340
CF Industries Holdings, Inc.	242	58,881
LyondellBasell Industries NV Class A	4,165	414,709
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
Monsanto Co.	948	$ 115,514
PPG Industries, Inc.	3,083	621,564
The Dow Chemical Co.	3,269	170,380
		1,770,388
Containers & Packaging - 0.2%
Packaging Corp. of America	2,146	148,417
Metals & Mining - 0.3%
Freeport-McMoRan Copper & Gold, Inc.	5,120	174,336
TOTAL MATERIALS		2,093,141
TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 1.4%
Frontier Communications Corp.	10,714	62,034
Verizon Communications, Inc.	18,238	911,170
		973,204
UTILITIES - 0.1%
Independent Power Producers & Energy Traders - 0.1%
The AES Corp.	6,614	93,250
TOTAL COMMON STOCKS (Cost $44,107,361)		62,824,369
Preferred Stocks - 0.1%

Convertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.1%
Airbnb, Inc. Series D (c)	261	31,878
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Catalog Retail - 0.0%
Flipkart Series D (c)	365	14,305
INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
Palantir Technologies, Inc.:
Series G (a)(c)	1,489	9,128
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
INFORMATION TECHNOLOGY - continued
IT Services - continued
Palantir Technologies, Inc.: - continued
Series H (c)	655	$ 4,015
Series H1 (c)	655	4,015
		17,158
TOTAL NONCONVERTIBLE PREFERRED STOCKS		31,463
TOTAL PREFERRED STOCKS (Cost $49,408)		63,341
Equity Funds - 0.1%

Large Growth Funds - 0.1%
iShares Russell 1000 Growth Index ETF (Cost $37,553)	653	58,267
Money Market Funds - 6.3%

Dreyfus Treasury & Agency Cash Management Fund Institutional Shares, 0.01% (b) (Cost $4,210,288)	4,210,288	4,210,288
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $48,404,610)		67,156,265
NET OTHER ASSETS (LIABILITIES) - 0.1%		79,216
NET ASSETS - 100%		$ 67,235,481
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
43 ICE Russell 1000 Growth Index Contracts (United States)	June 2014	$ 3,842,910	$ 61,188

The face value of futures purchased as a percentage of net assets is 5.7%
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $93,616 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Airbnb, Inc. Series D	4/16/14	$ 31,878
Dropbox, Inc.	5/1/12 - 5/25/12	$ 14,349
Flipkart Series D	10/4/13	$ 8,376
Palantir Technologies, Inc. Series G	7/19/12	$ 4,556
Palantir Technologies, Inc. Series H	10/25/13	$ 2,299
Palantir Technologies, Inc. Series H1	10/25/13	$ 2,299
Other Information

The following is a summary of the inputs used, as of May 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 12,672,067	$ 12,625,884	$ -	$ 46,183
Consumer Staples	5,514,995	5,514,995	-	-
Energy	2,722,063	2,722,063	-	-
Financials	3,134,553	3,134,553	-	-
Health Care	9,615,665	9,615,665	-	-
Industrials	8,001,674	8,001,674	-	-
Information Technology	18,067,098	18,019,665	-	47,433
Materials	2,093,141	2,093,141	-	-
Telecommunication Services	973,204	973,204	-	-
Utilities	93,250	93,250	-	-
Equity Funds	58,267	58,267	-	-
Money Market Funds	4,210,288	4,210,288	-	-
Total Investments in Securities:	$ 67,156,265	$ 67,062,649	$ -	$ 93,616
Derivative Instruments:
Assets
Futures Contracts	$ 61,188	$ 61,188	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 61,188	$ -
Total Value of Derivatives	$ 61,188	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $48,404,610)		$ 67,156,265
Segregated cash with brokers for derivative instruments		88,150
Foreign currency held at value (cost $21,638)		21,000
Receivable for investments sold		85,469
Receivable for fund shares sold		11,098
Dividends receivable		74,551
Interest receivable		28
Receivable for daily variation margin for derivative instruments		6,020
Prepaid expenses		437
Other receivables		225
Total assets		67,443,243

Liabilities
Payable for investments purchased	$ 102,412
Payable for fund shares redeemed	20,238
Accrued management fee	31,630
Distribution and service plan fees payable	22
Other affiliated payables	8,373
Audit fees payable	34,872
Other payables and accrued expenses	10,215
Total liabilities		207,762

Net Assets		$ 67,235,481
Net Assets consist of:
Paid in capital		$ 43,115,462
Undistributed net investment income		135,385
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,172,446
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		18,812,188
Net Assets		$ 67,235,481

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

May 31, 2014

Growth Multi-Manager: Net Asset Value, offering price and redemption price per share ($65,730,962 ÷ 4,463,350 shares)	$ 14.73

Class F: Net Asset Value, offering price and redemption price per share ($1,286,039 ÷ 87,300 shares)	$ 14.73

Class L: Net Asset Value, offering price and redemption price per share ($109,317 ÷ 7,424 shares)	$ 14.72

Class N: Net Asset Value, offering price and redemption price per share ($109,163 ÷ 7,421 shares)	$ 14.71

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended May 31, 2014

Investment Income
Dividends: Unaffiliated issuers		$ 982,495
Interest		377
Total income		982,872

Expenses
Management fee	$ 382,510
Transfer agent fees	66,429
Distribution and service plan fees	146
Accounting fees and expenses	28,373
Custodian fees and expenses	26,232
Independent trustees' compensation	819
Registration fees	51,011
Audit	47,955
Legal	473
Miscellaneous	730
Total expenses before reductions	604,678
Expense reductions	(25,884)	578,794
Net investment income (loss)		404,078
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,157,337
Foreign currency transactions	(510)
Futures contracts	607,719
Total net realized gain (loss)		7,764,546
Change in net unrealized appreciation (depreciation) on: Investment securities	6,484,944
Assets and liabilities in foreign currencies	(652)
Futures contracts	(37,115)
Total change in net unrealized appreciation (depreciation)		6,447,177
Net gain (loss)		14,211,723
Net increase (decrease) in net assets resulting from operations		$ 14,615,801

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended May 31, 2014	Year ended May 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 404,078	$ 347,614
Net realized gain (loss)	7,764,546	1,390,313
Change in net unrealized appreciation (depreciation)	6,447,177	9,860,024
Net increase (decrease) in net assets resulting from operations	14,615,801	11,597,951
Distributions to shareholders from net investment income	(341,214)	(308,181)
Distributions to shareholders from net realized gain	(3,803,435)	-
Total distributions	(4,144,649)	(308,181)
Share transactions - net increase (decrease)	(8,113,079)	870,858
Total increase (decrease) in net assets	2,358,073	12,160,628

Net Assets
Beginning of period	64,877,408	52,716,780
End of period (including undistributed net investment income of $135,385 and undistributed net investment income of $71,076, respectively)	$ 67,235,481	$ 64,877,408

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth Multi-Manager

Years ended May 31,	2014	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.70	$ 10.47	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.08	.07	.02
Net realized and unrealized gain (loss)	2.74	2.22	.46
Total from investment operations	2.82	2.29	.48
Distributions from net investment income	(.07)	(.06)	(.01)
Distributions from net realized gain	(.73)	-	-
Total distributions	(.79) H	(.06)	(.01)
Net asset value, end of period	$ 14.73	$ 12.70	$ 10.47
Total Return B, C	22.94%	21.97%	4.83%
Ratios to Average Net Assets F
Expenses before reductions	.83%	.87%	.91% A
Expenses net of fee waivers, if any	.80%	.87%	.91% A
Expenses net of all reductions	.80%	.87%	.91% A
Net investment income (loss)	.55%	.60%	.32% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 65,731	$ 64,621	$ 52,717
Portfolio turnover rate G	51%	65%	50% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 16, 2011 (commencement of operations) to May 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up period may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $.79 per share is comprised of distributions from net investment income of $.065 and distributions from net realized gain of $.729 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended May 31,	2014	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.70	$ 11.31
Income from Investment Operations
Net investment income (loss) D	.09	.03
Net realized and unrealized gain (loss)	2.75	1.41
Total from investment operations	2.84	1.44
Distributions from net investment income	(.08)	(.05)
Distributions from net realized gain	(.73)	-
Total distributions	(.81)	(.05)
Net asset value, end of period	$ 14.73	$ 12.70
Total Return B, C	23.05%	12.82%
Ratios to Average Net Assets F
Expenses before reductions	.74%	.72% A
Expenses net of fee waivers, if any	.69%	.72% A
Expenses net of all reductions	.69%	.72% A
Net investment income (loss)	.66%	.64% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,286	$ 256
Portfolio turnover rate G	51%	65%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up period may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Year ended May 31,	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.96
Income from Investment Operations
Net investment income (loss) D	.05
Net realized and unrealized gain (loss)	1.22
Total from investment operations	1.27
Distributions from net investment income	(.05)
Distributions from net realized gain	(.46)
Total distributions	(.51)
Net asset value, end of period	$ 14.72
Total Return B, C	9.28%
Ratios to Average Net Assets F
Expenses before reductions	.85% A
Expenses net of fee waivers, if any	.85% A
Expenses net of all reductions	.85% A
Net investment income (loss)	.58% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 109
Portfolio turnover rate G	51%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up period may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Year ended May 31,	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.96
Income from Investment Operations
Net investment income (loss) D	.03
Net realized and unrealized gain (loss)	1.23
Total from investment operations	1.26
Distributions from net investment income	(.05)
Distributions from net realized gain	(.46)
Total distributions	(.51)
Net asset value, end of period	$ 14.71
Total Return B, C	9.17%
Ratios to Average Net Assets F
Expenses before reductions	1.10% A
Expenses net of fee waivers, if any	1.10% A
Expenses net of all reductions	1.10% A
Net investment income (loss)	.32% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 109
Portfolio turnover rate G	51%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up period may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended May 31, 2014

1. Organization.

Strategic Advisers Growth Multi-Manager Fund (the Fund) is a non-diversified fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Growth Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of May 31, 2014, is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the

Annual Report

2. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, deferred trustees compensation, and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 19,114,398
Gross unrealized depreciation	(486,115)
Net unrealized appreciation (depreciation) on securities and other investments	$ 18,628,283

Tax Cost	$ 48,527,982

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 683,726
Undistributed long-term capital gain	$ 4,808,835
Net unrealized appreciation (depreciation)	$ 18,627,628

The tax character of distributions paid was as follows:

	May 31, 2014	May 31, 2013
Ordinary Income	$ 805,922	$ 308,181
Long-term Capital Gains	3,338,727	-
Total	$ 4,144,649	$ 308,181

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more

Annual Report

3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments - continued

Futures Contracts - continued

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $607,719 and a change in net unrealized appreciation (depreciation) of $(37,115) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $34,919,489 and $48,035,874, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Sub-Advisers. ClariVest Asset Management LLC, Massachusetts Financial Services Company (MFS), Morgan Stanley Investment Management, Inc., Pyramis Global Advisors, LLC (an affiliate of the investment adviser)and Waddell & Reed Investment Management Co. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 146	$ 146

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Growth Multi-Manager	$ 66,305.09
Class L	62	.11*
Class N	62	.11*
	$ 66,429

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $89 for the period.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $129 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser voluntarily agreed to reimburse a portion of Growth Multi-Manager's and Class F's operating expenses. During the period, this reimbursement reduced expenses as follows:

Reimbursement
Growth Multi-Manager	$ 25,363
Class F	337

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $182 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $2.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended May 31,	2014 B	2013 A
From net investment income
Growth Multi-Manager	$ 336,398	$ 307,148
Class F	4,121	1,033
Class L	365	-
Class N	330	-
Total	$ 341,214	$ 308,181
From net realized gain
Growth Multi-Manager	$ 3,761,147	$ -
Class F	35,698	-
Class L	3,295	-
Class N	3,295	-
Total	$ 3,803,435	$ -

A Distributions for Class F are for the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

B Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

Annual Report

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended May 31,	2014B	2013A	2014B	2013A
Growth Multi-Manager
Shares sold	63,560	46,390	$ 884,856	$ 551,054
Reinvestment of distributions	305,080	27,734	4,097,545	307,148
Shares redeemed	(993,949)	(18,932)	(14,235,587)	(215,540)
Net increase (decrease)	(625,309)	55,192	$ (9,253,186)	$ 642,662
Class F
Shares sold	72,001	20,671	$ 1,001,159	$ 234,819
Reinvestment of distributions	2,896	93	39,819	1,033
Shares redeemed	(7,751)	(610)	(108,156)	(7,656)
Net increase (decrease)	67,146	20,154	$ 932,822	$ 228,196
Class L
Shares sold	7,163	-	$ 100,000	$ -
Reinvestment of distributions	261	-	3,660	-
Net increase (decrease)	7,424	-	$ 103,660	$ -
Class N
Shares sold	7,163	-	$ 100,000	$ -
Reinvestment of distributions	258	-	3,625	-
Net increase (decrease)	7,421	-	$ 103,625	$ -

A Share transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

B Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Growth Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Growth Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Growth Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 22, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds. Ms. Farrell oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts).

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Growth Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Strategic Advisers Growth Multi- Manager Fund	07/07/14	07/03/14	$0.035	$1.403

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2014, $6,775,646, or, if subsequently determined to be different, the net capital gain of such year.

Strategic Advisers Growth Multi-Manager Fund designates 98% and 73% of the dividends distributed in July and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Strategic Advisers Growth Multi-Manager Fund designates 99% and 79% of the dividends distributed in July and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

ClariVest Asset Management LLC

Massachusetts Financial
Services Company

Morgan Stanley Investment
Management Inc.

Pyramis Global Advisors, LLC

Waddell & Reed Investment
Management Company

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

MMG-UANN-0714
1.931552.103

Strategic Advisers®
Growth Multi-Manager Fund

Class F

Annual Report

May 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended May 31, 2014	Past 1 year	Life of fund A
Class F B	23.05%	19.53%

A From November 16, 2011.

B The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012, are those of Strategic Advisers® Growth Multi-Manager Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hyphothetically that $10,000 was invested in Strategic Advisers® Growth Multi-Manager Fund - Class F on November 16, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period. See footnote B above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a rough start to 2014 to post a strong gain in a risk-taking environment, as the S&P 500® Index returned 20.45% for the 12 months ending May 31, 2014, finishing at an all-time high. U.S. Federal Reserve policies balancing stimulus reductions with continued low interest rates contributed to a broad advance: All 10 S&P 500® market sectors gained, nine by more than 10%. Industrials (+27%) was the best-performing group, driven by demand for autos and other durable goods. Health care (+26%) was close behind, aided by new drugs and predictable reimbursements. Telecommunication services (+8%) proved the laggard, battling slow growth and stiff pricing competition. Volatility remained low for much of the period, despite spiking early in 2014 amid conflict in Ukraine and fear of a slowing economy in China. The S&P 500® Index finished strongly, aided by a rise in consumer spending and the lowest unemployment rate since 2008 - two factors that reduced the sting of weather-beaten first-quarter economic figures that showed contraction for the first time since 2011. Across segments, investors preferred large-cap stocks to small-caps and growth over value in the period. The small-cap Russell 2000® Index lagged the S&P 500® with a 16.79% return, while the growth-oriented Nasdaq Composite Index® rose 24.33%.

Comments from John Stone, Portfolio Manager of Strategic Advisers® Growth Multi-Manager Fund: For the year, the Class F shares of Strategic Advisers® Growth Multi-Manager Fund (the Fund) returned 23.05%, outpacing the 22.15% gain of the Russell 1000® Growth Index. ClariVest Asset Management was the top relative contributor, as broadly positive security selection helped it outperform the index by a sizable margin. ClariVest uses a quantitative strategy incorporating momentum and valuation components to invest in companies it believes are undergoing fundamental change. Waddell & Reed Investment Management also helped. Its aggressive-growth strategy with a quality tilt performed better than we expected, led by strong stock picks in consumer discretionary and information technology. MFS Investment Management, which we added as a sub-adviser in September, employs a style that factors in earnings and operating momentum, and it yielded solid stock choices across multiple sectors. On the downside, Morgan Stanley Investment Management sharply underperformed the Russell index, as the late-period downturn in aggressive-growth stocks weighed on its technology holdings. Pyramis Global Advisors also detracted because the valuation emphasis inherent in its growth-at-a-reasonable-price (GARP) strategy was out of step with market leadership for much of the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2013 to May 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During Period* December 1, 2013 to May 31, 2014
Growth Multi-Manager	.78%
Actual		$ 1,000.00	$ 1,064.50	$ 4.01
HypotheticalA		$ 1,000.00	$ 1,021.04	$ 3.93
Class F	.68%
Actual		$ 1,000.00	$ 1,065.00	$ 3.50
HypotheticalA		$ 1,000.00	$ 1,021.54	$ 3.43
Class L	.86%
Actual		$ 1,000.00	$ 1,063.90	$ 4.43
HypotheticalA		$ 1,000.00	$ 1,020.64	$ 4.33
Class N	1.12%
Actual		$ 1,000.00	$ 1,062.70	$ 5.76
HypotheticalA		$ 1,000.00	$ 1,019.35	$ 5.64

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of May 31, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	4.2	4.2
Gilead Sciences, Inc.	2.4	3.1
Google, Inc. Class A	1.8	3.4
Google, Inc. Class C	1.8	0.0
Oracle Corp.	1.6	1.2
Philip Morris International, Inc.	1.6	1.5
Home Depot, Inc.	1.6	2.0
Visa, Inc. Class A	1.4	1.7
QUALCOMM, Inc.	1.4	1.2
Facebook, Inc. Class A	1.4	0.9
	19.2
Top Five Market Sectors as of May 31, 2014
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	26.8	25.4
Consumer Discretionary	18.9	21.3
Health Care	14.3	14.3
Industrials	11.9	11.2
Consumer Staples	8.2	7.0
Asset Allocation (% of fund's net assets)
As of May 31, 2014	As of November 30, 2013
Stocks 93.5%	Stocks 92.5%
Large Growth Funds 0.1%	Large Growth Funds 0.1%
Sector Funds 0.0%	Sector Funds 1.9%
Short-Term Investments and Net Other Assets (Liabilities) 6.4%	Short-Term Investments and Net Other Assets (Liabilities) 5.5%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments May 31, 2014

Showing Percentage of Net Assets

Common Stocks - 93.4%
	Shares	Value
CONSUMER DISCRETIONARY - 18.8%
Auto Components - 0.8%
Delphi Automotive PLC	1,259	$ 86,947
Johnson Controls, Inc.	1,852	89,563
Lear Corp.	2,019	177,773
TRW Automotive Holdings Corp. (a)	2,300	195,201
		549,484
Automobiles - 1.1%
General Motors Co.	7,518	259,972
Harley-Davidson, Inc.	4,274	304,480
Tesla Motors, Inc. (a)	709	147,309
		711,761
Hotels, Restaurants & Leisure - 4.1%
Dunkin' Brands Group, Inc.	972	43,507
Hilton Worldwide Holdings, Inc.	3,620	81,884
Las Vegas Sands Corp.	10,130	775,148
McDonald's Corp.	4,738	480,575
MGM Mirage, Inc. (a)	6,237	160,603
Panera Bread Co. Class A (a)	589	90,476
Royal Caribbean Cruises Ltd.	1,966	108,700
Starwood Hotels & Resorts Worldwide, Inc.	1,526	121,851
Wyndham Worldwide Corp.	1,314	97,144
Wynn Resorts Ltd.	2,995	643,835
Yum! Brands, Inc.	1,956	151,218
		2,754,941
Household Durables - 0.7%
Harman International Industries, Inc.	3,486	366,135
Mohawk Industries, Inc. (a)	531	72,035
		438,170
Internet & Catalog Retail - 1.8%
Amazon.com, Inc. (a)	1,020	318,801
ASOS PLC (a)	285	21,626
Ctrip.com International Ltd. sponsored ADR (a)	548	30,370
Expedia, Inc.	1,050	76,965
Groupon, Inc. Class A (a)	5,384	31,658
priceline.com, Inc. (a)	471	602,235
TripAdvisor, Inc. (a)	507	49,265
zulily, Inc.	1,254	43,551
		1,174,471
Media - 4.4%
Aimia, Inc.	2,550	45,530
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
CBS Corp. Class B	9,576	$ 570,825
Cinemark Holdings, Inc.	3,179	100,202
Comcast Corp. Class A	18,045	941,949
DIRECTV (a)	1,381	113,850
Omnicom Group, Inc.	2,710	192,817
Time Warner Cable, Inc.	1,373	193,813
Twenty-First Century Fox, Inc. Class A	9,905	350,736
Viacom, Inc. Class B (non-vtg.)	5,582	476,312
		2,986,034
Multiline Retail - 0.7%
Dollar Tree, Inc. (a)	1,887	100,068
Macy's, Inc.	6,670	399,466
		499,534
Specialty Retail - 3.9%
AutoZone, Inc. (a)	716	381,270
Bed Bath & Beyond, Inc. (a)	2,638	160,522
Best Buy Co., Inc.	2,040	56,426
Foot Locker, Inc.	1,962	94,529
GameStop Corp. Class A	1,298	49,129
Home Depot, Inc.	13,355	1,071,472
L Brands, Inc.	1,889	108,410
Lowe's Companies, Inc.	1,189	55,978
O'Reilly Automotive, Inc. (a)	860	127,237
Ross Stores, Inc.	2,422	165,786
TJX Companies, Inc.	6,330	344,669
		2,615,428
Textiles, Apparel & Luxury Goods - 1.3%
Carter's, Inc.	1,475	106,392
Hanesbrands, Inc.	2,592	219,879
Michael Kors Holdings Ltd. (a)	2,083	196,594
Moncler SpA	2,852	52,017
NIKE, Inc. Class B	3,093	237,883
Under Armour, Inc. Class A (sub. vtg.) (a)	1,640	83,296
		896,061
TOTAL CONSUMER DISCRETIONARY		12,625,884
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 8.2%
Beverages - 1.8%
Anheuser-Busch InBev SA NV ADR	3,405	$ 374,278
Coca-Cola Enterprises, Inc.	1,905	86,944
Molson Coors Brewing Co. Class B	1,650	108,455
PepsiCo, Inc.	5,952	525,740
The Coca-Cola Co.	2,838	116,103
		1,211,520
Food & Staples Retailing - 2.2%
CVS Caremark Corp.	9,752	763,777
Kroger Co.	8,781	419,205
Rite Aid Corp. (a)	18,443	154,183
Walgreen Co.	1,752	125,986
		1,463,151
Food Products - 2.1%
Archer Daniels Midland Co.	6,613	297,188
General Mills, Inc.	3,670	201,593
Kellogg Co.	1,890	130,372
Keurig Green Mountain, Inc.	393	44,323
Kraft Foods Group, Inc.	1,553	92,341
McCormick & Co., Inc. (non-vtg.)	1,337	96,678
Mead Johnson Nutrition Co. Class A	1,622	145,120
Mondelez International, Inc.	4,630	174,181
Tyson Foods, Inc. Class A	4,742	201,345
		1,383,141
Household Products - 0.2%
Colgate-Palmolive Co.	2,165	148,086
Tobacco - 1.9%
Lorillard, Inc.	3,447	214,300
Philip Morris International, Inc.	12,365	1,094,797
		1,309,097
TOTAL CONSUMER STAPLES		5,514,995
ENERGY - 4.1%
Energy Equipment & Services - 2.0%
Baker Hughes, Inc.	2,866	202,110
Cameron International Corp. (a)	5,480	350,446
Halliburton Co.	3,033	196,053
Schlumberger Ltd.	5,760	599,270
		1,347,879
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - 2.1%
Apache Corp.	2,420	$ 225,592
Cabot Oil & Gas Corp.	4,196	152,063
Denbury Resources, Inc.	7,470	126,168
EOG Resources, Inc.	2,516	266,193
Marathon Petroleum Corp.	2,600	232,414
Occidental Petroleum Corp.	2,410	240,253
Range Resources Corp.	544	50,565
Valero Energy Corp.	1,444	80,936
		1,374,184
TOTAL ENERGY		2,722,063
FINANCIALS - 4.7%
Banks - 0.8%
Bank of America Corp.	4,142	62,710
JPMorgan Chase & Co.	6,690	371,763
Regions Financial Corp.	11,608	118,286
		552,759
Capital Markets - 0.3%
Goldman Sachs Group, Inc.	1,156	184,740
Consumer Finance - 1.1%
Capital One Financial Corp.	4,550	358,950
Discover Financial Services	6,455	381,684
		740,634
Diversified Financial Services - 0.2%
CME Group, Inc.	530	38,160
MSCI, Inc. Class A (a)	2,542	109,713
		147,873
Insurance - 1.1%
Allstate Corp.	3,197	186,257
Arch Capital Group Ltd. (a)	1,621	92,284
Everest Re Group Ltd.	1,557	249,151
MetLife, Inc.	2,006	102,166
Progressive Corp.	3,584	89,708
		719,566
Real Estate Investment Trusts - 1.2%
American Tower Corp.	4,926	441,517
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Crown Castle International Corp.	2,985	$ 229,039
Public Storage	687	118,425
		788,981
TOTAL FINANCIALS		3,134,553
HEALTH CARE - 14.3%
Biotechnology - 5.5%
Alexion Pharmaceuticals, Inc. (a)	933	155,177
Alnylam Pharmaceuticals, Inc. (a)	221	13,103
Amgen, Inc.	2,916	338,227
Biogen Idec, Inc. (a)	2,600	830,362
Celgene Corp. (a)	4,791	733,167
Gilead Sciences, Inc. (a)	19,800	1,607,958
Intercept Pharmaceuticals, Inc. (a)	20	4,732
Ironwood Pharmaceuticals, Inc. Class A (a)	2,137	30,602
Pharmacyclics, Inc. (a)	112	9,949
Seattle Genetics, Inc. (a)	269	8,977
		3,732,254
Health Care Equipment & Supplies - 1.3%
Baxter International, Inc.	2,630	195,698
Intuitive Surgical, Inc. (a)	380	140,501
Medtronic, Inc.	3,740	228,252
St. Jude Medical, Inc.	1,168	75,803
The Cooper Companies, Inc.	1,643	211,980
		852,234
Health Care Providers & Services - 2.8%
Aetna, Inc.	1,727	133,929
Cardinal Health, Inc.	3,485	246,146
Cigna Corp.	1,380	123,896
Express Scripts Holding Co. (a)	5,080	363,068
HCA Holdings, Inc. (a)	6,173	327,107
McKesson Corp.	2,676	507,477
Qualicorp SA (a)	3,707	39,051
WellPoint, Inc.	1,055	114,320
		1,854,994
Health Care Technology - 0.2%
athenahealth, Inc. (a)	1,071	135,921
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Life Sciences Tools & Services - 1.3%
Agilent Technologies, Inc.	4,230	$ 240,856
Illumina, Inc. (a)	2,039	322,672
Thermo Fisher Scientific, Inc.	2,638	308,409
		871,937
Pharmaceuticals - 3.2%
AbbVie, Inc.	2,285	124,144
Actavis PLC (a)	912	192,924
Bristol-Myers Squibb Co.	7,930	394,438
Endo International PLC (a)	3,915	276,360
Johnson & Johnson	5,498	557,827
Merck & Co., Inc.	4,980	288,143
Pfizer, Inc.	4,056	120,179
Shire PLC sponsored ADR	1,236	214,310
		2,168,325
TOTAL HEALTH CARE		9,615,665
INDUSTRIALS - 11.9%
Aerospace & Defense - 4.0%
Honeywell International, Inc.	2,620	244,053
L-3 Communications Holdings, Inc.	922	111,719
Lockheed Martin Corp.	1,587	259,713
Northrop Grumman Corp.	1,644	199,828
Precision Castparts Corp.	1,473	372,640
Raytheon Co.	1,703	166,162
The Boeing Co.	3,807	514,897
TransDigm Group, Inc.	592	111,716
Triumph Group, Inc.	950	65,835
United Technologies Corp.	5,424	630,377
		2,676,940
Air Freight & Logistics - 1.1%
FedEx Corp.	1,500	216,240
United Parcel Service, Inc. Class B	5,298	550,356
		766,596
Airlines - 0.7%
Copa Holdings SA Class A	1,300	185,809
Delta Air Lines, Inc.	7,038	280,887
		466,696
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 0.3%
Edenred SA	4,014	$ 125,821
Stericycle, Inc. (a)	426	48,722
		174,543
Electrical Equipment - 0.3%
Eaton Corp. PLC	1,401	103,240
Rockwell Automation, Inc.	660	79,913
SolarCity Corp. (a)	308	16,170
		199,323
Industrial Conglomerates - 0.3%
Danaher Corp.	1,671	131,057
Roper Industries, Inc.	706	100,026
		231,083
Machinery - 2.6%
Caterpillar, Inc.	4,827	493,464
Colfax Corp. (a)	1,480	107,729
Cummins, Inc.	1,354	207,067
Flowserve Corp.	3,450	254,403
Kennametal, Inc.	2,066	93,053
Pall Corp.	1,809	153,295
Pentair Ltd.	4,268	318,564
Trinity Industries, Inc.	1,314	113,700
		1,741,275
Professional Services - 0.4%
IHS, Inc. Class A (a)	932	117,348
Verisk Analytics, Inc. (a)	2,027	119,978
		237,326
Road & Rail - 2.2%
Canadian Pacific Railway Ltd.	2,983	499,267
Kansas City Southern	1,582	170,097
Union Pacific Corp.	4,208	838,528
		1,507,892
TOTAL INDUSTRIALS		8,001,674
INFORMATION TECHNOLOGY - 26.8%
Communications Equipment - 2.0%
Cisco Systems, Inc.	6,220	153,136
Juniper Networks, Inc. (a)	5,238	128,121
Motorola Solutions, Inc.	1,595	107,535
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Palo Alto Networks, Inc. (a)	374	$ 28,016
QUALCOMM, Inc.	11,897	957,114
		1,373,922
Electronic Equipment & Components - 0.2%
Corning, Inc.	3,693	78,661
Ingram Micro, Inc. Class A (a)	2,628	72,980
		151,641
Internet Software & Services - 6.5%
Dropbox, Inc. (a)(c)	1,585	30,275
eBay, Inc. (a)	6,110	309,960
Facebook, Inc. Class A (a)	14,939	945,639
Google, Inc.:
Class A (a)	2,123	1,213,613
Class C (a)	2,123	1,190,961
IAC/InterActiveCorp	2,090	138,379
LinkedIn Corp. (a)	1,653	264,629
MercadoLibre, Inc.	253	21,523
Pandora Media, Inc. (a)	1,869	45,847
Qihoo 360 Technology Co. Ltd. ADR (a)	519	47,660
Twitter, Inc.	4,259	138,162
Youku Tudou, Inc. ADR (a)	2,131	41,555
		4,388,203
IT Services - 5.7%
Accenture PLC Class A	2,618	213,236
Alliance Data Systems Corp. (a)	836	214,058
Amdocs Ltd.	2,509	120,733
Cognizant Technology Solutions Corp. Class A (a)	8,791	427,331
Fidelity National Information Services, Inc.	4,062	219,957
Fiserv, Inc. (a)	2,509	150,816
FleetCor Technologies, Inc. (a)	2,972	375,691
Gartner, Inc. Class A (a)	1,519	107,986
IBM Corp.	1,332	245,568
MasterCard, Inc. Class A	10,330	789,729
Visa, Inc. Class A	4,489	964,372
		3,829,477
Semiconductors & Semiconductor Equipment - 2.1%
Altera Corp.	4,202	139,212
Applied Materials, Inc.	16,877	340,747
Avago Technologies Ltd.	2,417	170,809
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Lam Research Corp.	2,663	$ 165,213
Microchip Technology, Inc.	883	42,031
Skyworks Solutions, Inc.	2,587	112,043
Texas Instruments, Inc.	4,327	203,282
Xilinx, Inc.	5,218	245,037
		1,418,374
Software - 5.2%
Activision Blizzard, Inc.	7,030	146,083
Adobe Systems, Inc. (a)	4,690	302,693
Aspen Technology, Inc. (a)	3,781	162,545
FireEye, Inc.	2,642	86,843
Microsoft Corp.	21,413	876,648
NetSuite, Inc. (a)	410	33,001
Oracle Corp.	26,099	1,096,680
Parametric Technology Corp. (a)	1,946	71,613
ServiceNow, Inc. (a)	901	47,131
SolarWinds, Inc. (a)	4,080	159,487
Solera Holdings, Inc.	2,105	137,351
Splunk, Inc. (a)	2,469	103,352
Synopsys, Inc. (a)	2,689	103,500
Tableau Software, Inc.	127	7,371
Workday, Inc. Class A (a)	1,696	132,916
Zynga, Inc. (a)	5,682	19,603
		3,486,817
Technology Hardware, Storage & Peripherals - 5.1%
3D Systems Corp. (a)	403	20,412
Apple, Inc.	4,480	2,835,840
NCR Corp. (a)	5,710	186,489
SanDisk Corp.	1,621	156,637
Stratasys Ltd. (a)	218	20,278
Western Digital Corp.	2,070	181,850
		3,401,506
TOTAL INFORMATION TECHNOLOGY		18,049,940
MATERIALS - 3.1%
Chemicals - 2.6%
Ashland, Inc.	3,780	389,340
CF Industries Holdings, Inc.	242	58,881
LyondellBasell Industries NV Class A	4,165	414,709
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
Monsanto Co.	948	$ 115,514
PPG Industries, Inc.	3,083	621,564
The Dow Chemical Co.	3,269	170,380
		1,770,388
Containers & Packaging - 0.2%
Packaging Corp. of America	2,146	148,417
Metals & Mining - 0.3%
Freeport-McMoRan Copper & Gold, Inc.	5,120	174,336
TOTAL MATERIALS		2,093,141
TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 1.4%
Frontier Communications Corp.	10,714	62,034
Verizon Communications, Inc.	18,238	911,170
		973,204
UTILITIES - 0.1%
Independent Power Producers & Energy Traders - 0.1%
The AES Corp.	6,614	93,250
TOTAL COMMON STOCKS (Cost $44,107,361)		62,824,369
Preferred Stocks - 0.1%

Convertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.1%
Airbnb, Inc. Series D (c)	261	31,878
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Catalog Retail - 0.0%
Flipkart Series D (c)	365	14,305
INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
Palantir Technologies, Inc.:
Series G (a)(c)	1,489	9,128
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
INFORMATION TECHNOLOGY - continued
IT Services - continued
Palantir Technologies, Inc.: - continued
Series H (c)	655	$ 4,015
Series H1 (c)	655	4,015
		17,158
TOTAL NONCONVERTIBLE PREFERRED STOCKS		31,463
TOTAL PREFERRED STOCKS (Cost $49,408)		63,341
Equity Funds - 0.1%

Large Growth Funds - 0.1%
iShares Russell 1000 Growth Index ETF (Cost $37,553)	653	58,267
Money Market Funds - 6.3%

Dreyfus Treasury & Agency Cash Management Fund Institutional Shares, 0.01% (b) (Cost $4,210,288)	4,210,288	4,210,288
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $48,404,610)		67,156,265
NET OTHER ASSETS (LIABILITIES) - 0.1%		79,216
NET ASSETS - 100%		$ 67,235,481
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
43 ICE Russell 1000 Growth Index Contracts (United States)	June 2014	$ 3,842,910	$ 61,188

The face value of futures purchased as a percentage of net assets is 5.7%
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $93,616 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Airbnb, Inc. Series D	4/16/14	$ 31,878
Dropbox, Inc.	5/1/12 - 5/25/12	$ 14,349
Flipkart Series D	10/4/13	$ 8,376
Palantir Technologies, Inc. Series G	7/19/12	$ 4,556
Palantir Technologies, Inc. Series H	10/25/13	$ 2,299
Palantir Technologies, Inc. Series H1	10/25/13	$ 2,299
Other Information

The following is a summary of the inputs used, as of May 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 12,672,067	$ 12,625,884	$ -	$ 46,183
Consumer Staples	5,514,995	5,514,995	-	-
Energy	2,722,063	2,722,063	-	-
Financials	3,134,553	3,134,553	-	-
Health Care	9,615,665	9,615,665	-	-
Industrials	8,001,674	8,001,674	-	-
Information Technology	18,067,098	18,019,665	-	47,433
Materials	2,093,141	2,093,141	-	-
Telecommunication Services	973,204	973,204	-	-
Utilities	93,250	93,250	-	-
Equity Funds	58,267	58,267	-	-
Money Market Funds	4,210,288	4,210,288	-	-
Total Investments in Securities:	$ 67,156,265	$ 67,062,649	$ -	$ 93,616
Derivative Instruments:
Assets
Futures Contracts	$ 61,188	$ 61,188	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 61,188	$ -
Total Value of Derivatives	$ 61,188	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $48,404,610)		$ 67,156,265
Segregated cash with brokers for derivative instruments		88,150
Foreign currency held at value (cost $21,638)		21,000
Receivable for investments sold		85,469
Receivable for fund shares sold		11,098
Dividends receivable		74,551
Interest receivable		28
Receivable for daily variation margin for derivative instruments		6,020
Prepaid expenses		437
Other receivables		225
Total assets		67,443,243

Liabilities
Payable for investments purchased	$ 102,412
Payable for fund shares redeemed	20,238
Accrued management fee	31,630
Distribution and service plan fees payable	22
Other affiliated payables	8,373
Audit fees payable	34,872
Other payables and accrued expenses	10,215
Total liabilities		207,762

Net Assets		$ 67,235,481
Net Assets consist of:
Paid in capital		$ 43,115,462
Undistributed net investment income		135,385
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,172,446
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		18,812,188
Net Assets		$ 67,235,481

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

May 31, 2014

Growth Multi-Manager: Net Asset Value, offering price and redemption price per share ($65,730,962 ÷ 4,463,350 shares)	$ 14.73

Class F: Net Asset Value, offering price and redemption price per share ($1,286,039 ÷ 87,300 shares)	$ 14.73

Class L: Net Asset Value, offering price and redemption price per share ($109,317 ÷ 7,424 shares)	$ 14.72

Class N: Net Asset Value, offering price and redemption price per share ($109,163 ÷ 7,421 shares)	$ 14.71

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended May 31, 2014

Investment Income
Dividends: Unaffiliated issuers		$ 982,495
Interest		377
Total income		982,872

Expenses
Management fee	$ 382,510
Transfer agent fees	66,429
Distribution and service plan fees	146
Accounting fees and expenses	28,373
Custodian fees and expenses	26,232
Independent trustees' compensation	819
Registration fees	51,011
Audit	47,955
Legal	473
Miscellaneous	730
Total expenses before reductions	604,678
Expense reductions	(25,884)	578,794
Net investment income (loss)		404,078
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,157,337
Foreign currency transactions	(510)
Futures contracts	607,719
Total net realized gain (loss)		7,764,546
Change in net unrealized appreciation (depreciation) on: Investment securities	6,484,944
Assets and liabilities in foreign currencies	(652)
Futures contracts	(37,115)
Total change in net unrealized appreciation (depreciation)		6,447,177
Net gain (loss)		14,211,723
Net increase (decrease) in net assets resulting from operations		$ 14,615,801

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended May 31, 2014	Year ended May 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 404,078	$ 347,614
Net realized gain (loss)	7,764,546	1,390,313
Change in net unrealized appreciation (depreciation)	6,447,177	9,860,024
Net increase (decrease) in net assets resulting from operations	14,615,801	11,597,951
Distributions to shareholders from net investment income	(341,214)	(308,181)
Distributions to shareholders from net realized gain	(3,803,435)	-
Total distributions	(4,144,649)	(308,181)
Share transactions - net increase (decrease)	(8,113,079)	870,858
Total increase (decrease) in net assets	2,358,073	12,160,628

Net Assets
Beginning of period	64,877,408	52,716,780
End of period (including undistributed net investment income of $135,385 and undistributed net investment income of $71,076, respectively)	$ 67,235,481	$ 64,877,408

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth Multi-Manager

Years ended May 31,	2014	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.70	$ 10.47	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.08	.07	.02
Net realized and unrealized gain (loss)	2.74	2.22	.46
Total from investment operations	2.82	2.29	.48
Distributions from net investment income	(.07)	(.06)	(.01)
Distributions from net realized gain	(.73)	-	-
Total distributions	(.79) H	(.06)	(.01)
Net asset value, end of period	$ 14.73	$ 12.70	$ 10.47
Total Return B, C	22.94%	21.97%	4.83%
Ratios to Average Net Assets F
Expenses before reductions	.83%	.87%	.91% A
Expenses net of fee waivers, if any	.80%	.87%	.91% A
Expenses net of all reductions	.80%	.87%	.91% A
Net investment income (loss)	.55%	.60%	.32% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 65,731	$ 64,621	$ 52,717
Portfolio turnover rate G	51%	65%	50% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 16, 2011 (commencement of operations) to May 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up period may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $.79 per share is comprised of distributions from net investment income of $.065 and distributions from net realized gain of $.729 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended May 31,	2014	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.70	$ 11.31
Income from Investment Operations
Net investment income (loss) D	.09	.03
Net realized and unrealized gain (loss)	2.75	1.41
Total from investment operations	2.84	1.44
Distributions from net investment income	(.08)	(.05)
Distributions from net realized gain	(.73)	-
Total distributions	(.81)	(.05)
Net asset value, end of period	$ 14.73	$ 12.70
Total Return B, C	23.05%	12.82%
Ratios to Average Net Assets F
Expenses before reductions	.74%	.72% A
Expenses net of fee waivers, if any	.69%	.72% A
Expenses net of all reductions	.69%	.72% A
Net investment income (loss)	.66%	.64% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,286	$ 256
Portfolio turnover rate G	51%	65%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up period may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Year ended May 31,	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.96
Income from Investment Operations
Net investment income (loss) D	.05
Net realized and unrealized gain (loss)	1.22
Total from investment operations	1.27
Distributions from net investment income	(.05)
Distributions from net realized gain	(.46)
Total distributions	(.51)
Net asset value, end of period	$ 14.72
Total Return B, C	9.28%
Ratios to Average Net Assets F
Expenses before reductions	.85% A
Expenses net of fee waivers, if any	.85% A
Expenses net of all reductions	.85% A
Net investment income (loss)	.58% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 109
Portfolio turnover rate G	51%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up period may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Year ended May 31,	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.96
Income from Investment Operations
Net investment income (loss) D	.03
Net realized and unrealized gain (loss)	1.23
Total from investment operations	1.26
Distributions from net investment income	(.05)
Distributions from net realized gain	(.46)
Total distributions	(.51)
Net asset value, end of period	$ 14.71
Total Return B, C	9.17%
Ratios to Average Net Assets F
Expenses before reductions	1.10% A
Expenses net of fee waivers, if any	1.10% A
Expenses net of all reductions	1.10% A
Net investment income (loss)	.32% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 109
Portfolio turnover rate G	51%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up period may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended May 31, 2014

1. Organization.

Strategic Advisers Growth Multi-Manager Fund (the Fund) is a non-diversified fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Growth Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of May 31, 2014, is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the

Annual Report

2. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, deferred trustees compensation, and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 19,114,398
Gross unrealized depreciation	(486,115)
Net unrealized appreciation (depreciation) on securities and other investments	$ 18,628,283

Tax Cost	$ 48,527,982

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 683,726
Undistributed long-term capital gain	$ 4,808,835
Net unrealized appreciation (depreciation)	$ 18,627,628

The tax character of distributions paid was as follows:

	May 31, 2014	May 31, 2013
Ordinary Income	$ 805,922	$ 308,181
Long-term Capital Gains	3,338,727	-
Total	$ 4,144,649	$ 308,181

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more

Annual Report

3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments - continued

Futures Contracts - continued

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $607,719 and a change in net unrealized appreciation (depreciation) of $(37,115) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $34,919,489 and $48,035,874, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Sub-Advisers. ClariVest Asset Management LLC, Massachusetts Financial Services Company (MFS), Morgan Stanley Investment Management, Inc., Pyramis Global Advisors, LLC (an affiliate of the investment adviser)and Waddell & Reed Investment Management Co. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and

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5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 146	$ 146

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Growth Multi-Manager	$ 66,305.09
Class L	62	.11*
Class N	62	.11*
	$ 66,429

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $89 for the period.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $129 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser voluntarily agreed to reimburse a portion of Growth Multi-Manager's and Class F's operating expenses. During the period, this reimbursement reduced expenses as follows:

Reimbursement
Growth Multi-Manager	$ 25,363
Class F	337

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $182 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $2.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended May 31,	2014 B	2013 A
From net investment income
Growth Multi-Manager	$ 336,398	$ 307,148
Class F	4,121	1,033
Class L	365	-
Class N	330	-
Total	$ 341,214	$ 308,181
From net realized gain
Growth Multi-Manager	$ 3,761,147	$ -
Class F	35,698	-
Class L	3,295	-
Class N	3,295	-
Total	$ 3,803,435	$ -

A Distributions for Class F are for the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

B Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

Annual Report

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended May 31,	2014B	2013A	2014B	2013A
Growth Multi-Manager
Shares sold	63,560	46,390	$ 884,856	$ 551,054
Reinvestment of distributions	305,080	27,734	4,097,545	307,148
Shares redeemed	(993,949)	(18,932)	(14,235,587)	(215,540)
Net increase (decrease)	(625,309)	55,192	$ (9,253,186)	$ 642,662
Class F
Shares sold	72,001	20,671	$ 1,001,159	$ 234,819
Reinvestment of distributions	2,896	93	39,819	1,033
Shares redeemed	(7,751)	(610)	(108,156)	(7,656)
Net increase (decrease)	67,146	20,154	$ 932,822	$ 228,196
Class L
Shares sold	7,163	-	$ 100,000	$ -
Reinvestment of distributions	261	-	3,660	-
Net increase (decrease)	7,424	-	$ 103,660	$ -
Class N
Shares sold	7,163	-	$ 100,000	$ -
Reinvestment of distributions	258	-	3,625	-
Net increase (decrease)	7,421	-	$ 103,625	$ -

A Share transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

B Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Growth Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Growth Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Growth Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 22, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds. Ms. Farrell oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Growth Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class F	07/07/14	07/03/14	$0.043	$1.403

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2014, $6,775,646, or, if subsequently determined to be different, the net capital gain of such year.

Class F designates 74% and 70% of the dividends distributed in July and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class F designates 74% and 75% of the dividends distributed in July and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

ClariVest Asset Management LLC

Massachusetts Financial
Services Company

Morgan Stanley Investment
Management Inc.

Pyramis Global Advisors, LLC

Waddell & Reed Investment
Management Company

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

MMG-F-ANN-0714
1.951495.101

Strategic Advisers®
Growth Multi-Manager Fund Class L and Class N

Annual Report

May 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended May 31, 2014	Past 1 year	Life of fund A
Class LB	22.87%	19.46%
Class NC	22.74%	19.41%

A From November 16, 2011.

B The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® Growth Multi-Manager Fund, the original class of the fund.

C Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® Growth Multi-Manager Fund, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Growth Multi-Manager Fund - Class L on November 16, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period. See footnote B on the previous page for additional information regarding the performance of Class L.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a rough start to 2014 to post a strong gain in a risk-taking environment, as the S&P 500® Index returned 20.45% for the 12 months ending May 31, 2014, finishing at an all-time high. U.S. Federal Reserve policies balancing stimulus reductions with continued low interest rates contributed to a broad advance: All 10 S&P 500® market sectors gained, nine by more than 10%. Industrials (+27%) was the best-performing group, driven by demand for autos and other durable goods. Health care (+26%) was close behind, aided by new drugs and predictable reimbursements. Telecommunication services (+8%) proved the laggard, battling slow growth and stiff pricing competition. Volatility remained low for much of the period, despite spiking early in 2014 amid conflict in Ukraine and fear of a slowing economy in China. The S&P 500® Index finished strongly, aided by a rise in consumer spending and the lowest unemployment rate since 2008 - two factors that reduced the sting of weather-beaten first-quarter economic figures that showed contraction for the first time since 2011. Across segments, investors preferred large-cap stocks to small-caps and growth over value in the period. The small-cap Russell 2000® Index lagged the S&P 500® with a 16.79% return, while the growth-oriented Nasdaq Composite Index® rose 24.33%.

Comments from John Stone, Portfolio Manager of Strategic Advisers® Growth Multi-Manager Fund: For the year, the Class L and Class N shares of Strategic Advisers® Growth Multi-Manager Fund (the Fund) each outpaced the 22.15% gain of the Russell 1000® Growth Index. (For specific class-level results, please refer to the performance section of this report.) ClariVest Asset Management was the top relative contributor, as broadly positive security selection helped it outperform the index by a sizable margin. ClariVest uses a quantitative strategy incorporating momentum and valuation components to invest in companies it believes are undergoing fundamental change. Waddell & Reed Investment Management also helped. Its aggressive-growth strategy with a quality tilt performed better than we expected, led by strong stock picks in consumer discretionary and information technology. MFS Investment Management, which we added as a sub-adviser in September, employs a style that factors in earnings and operating momentum, and it yielded solid stock choices across multiple sectors. On the downside, Morgan Stanley Investment Management sharply underperformed the Russell index, as the late-period downturn in aggressive-growth stocks weighed on its technology holdings. Pyramis Global Advisors also detracted because the valuation emphasis inherent in its growth-at-a-reasonable-price (GARP) strategy was out of step with market leadership for much of the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2013 to May 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During Period* December 1, 2013 to May 31, 2014
Growth Multi-Manager	.78%
Actual		$ 1,000.00	$ 1,064.50	$ 4.01
HypotheticalA		$ 1,000.00	$ 1,021.04	$ 3.93
Class F	.68%
Actual		$ 1,000.00	$ 1,065.00	$ 3.50
HypotheticalA		$ 1,000.00	$ 1,021.54	$ 3.43
Class L	.86%
Actual		$ 1,000.00	$ 1,063.90	$ 4.43
HypotheticalA		$ 1,000.00	$ 1,020.64	$ 4.33
Class N	1.12%
Actual		$ 1,000.00	$ 1,062.70	$ 5.76
HypotheticalA		$ 1,000.00	$ 1,019.35	$ 5.64

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of May 31, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	4.2	4.2
Gilead Sciences, Inc.	2.4	3.1
Google, Inc. Class A	1.8	3.4
Google, Inc. Class C	1.8	0.0
Oracle Corp.	1.6	1.2
Philip Morris International, Inc.	1.6	1.5
Home Depot, Inc.	1.6	2.0
Visa, Inc. Class A	1.4	1.7
QUALCOMM, Inc.	1.4	1.2
Facebook, Inc. Class A	1.4	0.9
	19.2
Top Five Market Sectors as of May 31, 2014
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	26.8	25.4
Consumer Discretionary	18.9	21.3
Health Care	14.3	14.3
Industrials	11.9	11.2
Consumer Staples	8.2	7.0
Asset Allocation (% of fund's net assets)
As of May 31, 2014	As of November 30, 2013
Stocks 93.5%	Stocks 92.5%
Large Growth Funds 0.1%	Large Growth Funds 0.1%
Sector Funds 0.0%	Sector Funds 1.9%
Short-Term Investments and Net Other Assets (Liabilities) 6.4%	Short-Term Investments and Net Other Assets (Liabilities) 5.5%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments May 31, 2014

Showing Percentage of Net Assets

Common Stocks - 93.4%
	Shares	Value
CONSUMER DISCRETIONARY - 18.8%
Auto Components - 0.8%
Delphi Automotive PLC	1,259	$ 86,947
Johnson Controls, Inc.	1,852	89,563
Lear Corp.	2,019	177,773
TRW Automotive Holdings Corp. (a)	2,300	195,201
		549,484
Automobiles - 1.1%
General Motors Co.	7,518	259,972
Harley-Davidson, Inc.	4,274	304,480
Tesla Motors, Inc. (a)	709	147,309
		711,761
Hotels, Restaurants & Leisure - 4.1%
Dunkin' Brands Group, Inc.	972	43,507
Hilton Worldwide Holdings, Inc.	3,620	81,884
Las Vegas Sands Corp.	10,130	775,148
McDonald's Corp.	4,738	480,575
MGM Mirage, Inc. (a)	6,237	160,603
Panera Bread Co. Class A (a)	589	90,476
Royal Caribbean Cruises Ltd.	1,966	108,700
Starwood Hotels & Resorts Worldwide, Inc.	1,526	121,851
Wyndham Worldwide Corp.	1,314	97,144
Wynn Resorts Ltd.	2,995	643,835
Yum! Brands, Inc.	1,956	151,218
		2,754,941
Household Durables - 0.7%
Harman International Industries, Inc.	3,486	366,135
Mohawk Industries, Inc. (a)	531	72,035
		438,170
Internet & Catalog Retail - 1.8%
Amazon.com, Inc. (a)	1,020	318,801
ASOS PLC (a)	285	21,626
Ctrip.com International Ltd. sponsored ADR (a)	548	30,370
Expedia, Inc.	1,050	76,965
Groupon, Inc. Class A (a)	5,384	31,658
priceline.com, Inc. (a)	471	602,235
TripAdvisor, Inc. (a)	507	49,265
zulily, Inc.	1,254	43,551
		1,174,471
Media - 4.4%
Aimia, Inc.	2,550	45,530
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
CBS Corp. Class B	9,576	$ 570,825
Cinemark Holdings, Inc.	3,179	100,202
Comcast Corp. Class A	18,045	941,949
DIRECTV (a)	1,381	113,850
Omnicom Group, Inc.	2,710	192,817
Time Warner Cable, Inc.	1,373	193,813
Twenty-First Century Fox, Inc. Class A	9,905	350,736
Viacom, Inc. Class B (non-vtg.)	5,582	476,312
		2,986,034
Multiline Retail - 0.7%
Dollar Tree, Inc. (a)	1,887	100,068
Macy's, Inc.	6,670	399,466
		499,534
Specialty Retail - 3.9%
AutoZone, Inc. (a)	716	381,270
Bed Bath & Beyond, Inc. (a)	2,638	160,522
Best Buy Co., Inc.	2,040	56,426
Foot Locker, Inc.	1,962	94,529
GameStop Corp. Class A	1,298	49,129
Home Depot, Inc.	13,355	1,071,472
L Brands, Inc.	1,889	108,410
Lowe's Companies, Inc.	1,189	55,978
O'Reilly Automotive, Inc. (a)	860	127,237
Ross Stores, Inc.	2,422	165,786
TJX Companies, Inc.	6,330	344,669
		2,615,428
Textiles, Apparel & Luxury Goods - 1.3%
Carter's, Inc.	1,475	106,392
Hanesbrands, Inc.	2,592	219,879
Michael Kors Holdings Ltd. (a)	2,083	196,594
Moncler SpA	2,852	52,017
NIKE, Inc. Class B	3,093	237,883
Under Armour, Inc. Class A (sub. vtg.) (a)	1,640	83,296
		896,061
TOTAL CONSUMER DISCRETIONARY		12,625,884
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 8.2%
Beverages - 1.8%
Anheuser-Busch InBev SA NV ADR	3,405	$ 374,278
Coca-Cola Enterprises, Inc.	1,905	86,944
Molson Coors Brewing Co. Class B	1,650	108,455
PepsiCo, Inc.	5,952	525,740
The Coca-Cola Co.	2,838	116,103
		1,211,520
Food & Staples Retailing - 2.2%
CVS Caremark Corp.	9,752	763,777
Kroger Co.	8,781	419,205
Rite Aid Corp. (a)	18,443	154,183
Walgreen Co.	1,752	125,986
		1,463,151
Food Products - 2.1%
Archer Daniels Midland Co.	6,613	297,188
General Mills, Inc.	3,670	201,593
Kellogg Co.	1,890	130,372
Keurig Green Mountain, Inc.	393	44,323
Kraft Foods Group, Inc.	1,553	92,341
McCormick & Co., Inc. (non-vtg.)	1,337	96,678
Mead Johnson Nutrition Co. Class A	1,622	145,120
Mondelez International, Inc.	4,630	174,181
Tyson Foods, Inc. Class A	4,742	201,345
		1,383,141
Household Products - 0.2%
Colgate-Palmolive Co.	2,165	148,086
Tobacco - 1.9%
Lorillard, Inc.	3,447	214,300
Philip Morris International, Inc.	12,365	1,094,797
		1,309,097
TOTAL CONSUMER STAPLES		5,514,995
ENERGY - 4.1%
Energy Equipment & Services - 2.0%
Baker Hughes, Inc.	2,866	202,110
Cameron International Corp. (a)	5,480	350,446
Halliburton Co.	3,033	196,053
Schlumberger Ltd.	5,760	599,270
		1,347,879
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - 2.1%
Apache Corp.	2,420	$ 225,592
Cabot Oil & Gas Corp.	4,196	152,063
Denbury Resources, Inc.	7,470	126,168
EOG Resources, Inc.	2,516	266,193
Marathon Petroleum Corp.	2,600	232,414
Occidental Petroleum Corp.	2,410	240,253
Range Resources Corp.	544	50,565
Valero Energy Corp.	1,444	80,936
		1,374,184
TOTAL ENERGY		2,722,063
FINANCIALS - 4.7%
Banks - 0.8%
Bank of America Corp.	4,142	62,710
JPMorgan Chase & Co.	6,690	371,763
Regions Financial Corp.	11,608	118,286
		552,759
Capital Markets - 0.3%
Goldman Sachs Group, Inc.	1,156	184,740
Consumer Finance - 1.1%
Capital One Financial Corp.	4,550	358,950
Discover Financial Services	6,455	381,684
		740,634
Diversified Financial Services - 0.2%
CME Group, Inc.	530	38,160
MSCI, Inc. Class A (a)	2,542	109,713
		147,873
Insurance - 1.1%
Allstate Corp.	3,197	186,257
Arch Capital Group Ltd. (a)	1,621	92,284
Everest Re Group Ltd.	1,557	249,151
MetLife, Inc.	2,006	102,166
Progressive Corp.	3,584	89,708
		719,566
Real Estate Investment Trusts - 1.2%
American Tower Corp.	4,926	441,517
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Crown Castle International Corp.	2,985	$ 229,039
Public Storage	687	118,425
		788,981
TOTAL FINANCIALS		3,134,553
HEALTH CARE - 14.3%
Biotechnology - 5.5%
Alexion Pharmaceuticals, Inc. (a)	933	155,177
Alnylam Pharmaceuticals, Inc. (a)	221	13,103
Amgen, Inc.	2,916	338,227
Biogen Idec, Inc. (a)	2,600	830,362
Celgene Corp. (a)	4,791	733,167
Gilead Sciences, Inc. (a)	19,800	1,607,958
Intercept Pharmaceuticals, Inc. (a)	20	4,732
Ironwood Pharmaceuticals, Inc. Class A (a)	2,137	30,602
Pharmacyclics, Inc. (a)	112	9,949
Seattle Genetics, Inc. (a)	269	8,977
		3,732,254
Health Care Equipment & Supplies - 1.3%
Baxter International, Inc.	2,630	195,698
Intuitive Surgical, Inc. (a)	380	140,501
Medtronic, Inc.	3,740	228,252
St. Jude Medical, Inc.	1,168	75,803
The Cooper Companies, Inc.	1,643	211,980
		852,234
Health Care Providers & Services - 2.8%
Aetna, Inc.	1,727	133,929
Cardinal Health, Inc.	3,485	246,146
Cigna Corp.	1,380	123,896
Express Scripts Holding Co. (a)	5,080	363,068
HCA Holdings, Inc. (a)	6,173	327,107
McKesson Corp.	2,676	507,477
Qualicorp SA (a)	3,707	39,051
WellPoint, Inc.	1,055	114,320
		1,854,994
Health Care Technology - 0.2%
athenahealth, Inc. (a)	1,071	135,921
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Life Sciences Tools & Services - 1.3%
Agilent Technologies, Inc.	4,230	$ 240,856
Illumina, Inc. (a)	2,039	322,672
Thermo Fisher Scientific, Inc.	2,638	308,409
		871,937
Pharmaceuticals - 3.2%
AbbVie, Inc.	2,285	124,144
Actavis PLC (a)	912	192,924
Bristol-Myers Squibb Co.	7,930	394,438
Endo International PLC (a)	3,915	276,360
Johnson & Johnson	5,498	557,827
Merck & Co., Inc.	4,980	288,143
Pfizer, Inc.	4,056	120,179
Shire PLC sponsored ADR	1,236	214,310
		2,168,325
TOTAL HEALTH CARE		9,615,665
INDUSTRIALS - 11.9%
Aerospace & Defense - 4.0%
Honeywell International, Inc.	2,620	244,053
L-3 Communications Holdings, Inc.	922	111,719
Lockheed Martin Corp.	1,587	259,713
Northrop Grumman Corp.	1,644	199,828
Precision Castparts Corp.	1,473	372,640
Raytheon Co.	1,703	166,162
The Boeing Co.	3,807	514,897
TransDigm Group, Inc.	592	111,716
Triumph Group, Inc.	950	65,835
United Technologies Corp.	5,424	630,377
		2,676,940
Air Freight & Logistics - 1.1%
FedEx Corp.	1,500	216,240
United Parcel Service, Inc. Class B	5,298	550,356
		766,596
Airlines - 0.7%
Copa Holdings SA Class A	1,300	185,809
Delta Air Lines, Inc.	7,038	280,887
		466,696
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 0.3%
Edenred SA	4,014	$ 125,821
Stericycle, Inc. (a)	426	48,722
		174,543
Electrical Equipment - 0.3%
Eaton Corp. PLC	1,401	103,240
Rockwell Automation, Inc.	660	79,913
SolarCity Corp. (a)	308	16,170
		199,323
Industrial Conglomerates - 0.3%
Danaher Corp.	1,671	131,057
Roper Industries, Inc.	706	100,026
		231,083
Machinery - 2.6%
Caterpillar, Inc.	4,827	493,464
Colfax Corp. (a)	1,480	107,729
Cummins, Inc.	1,354	207,067
Flowserve Corp.	3,450	254,403
Kennametal, Inc.	2,066	93,053
Pall Corp.	1,809	153,295
Pentair Ltd.	4,268	318,564
Trinity Industries, Inc.	1,314	113,700
		1,741,275
Professional Services - 0.4%
IHS, Inc. Class A (a)	932	117,348
Verisk Analytics, Inc. (a)	2,027	119,978
		237,326
Road & Rail - 2.2%
Canadian Pacific Railway Ltd.	2,983	499,267
Kansas City Southern	1,582	170,097
Union Pacific Corp.	4,208	838,528
		1,507,892
TOTAL INDUSTRIALS		8,001,674
INFORMATION TECHNOLOGY - 26.8%
Communications Equipment - 2.0%
Cisco Systems, Inc.	6,220	153,136
Juniper Networks, Inc. (a)	5,238	128,121
Motorola Solutions, Inc.	1,595	107,535
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Palo Alto Networks, Inc. (a)	374	$ 28,016
QUALCOMM, Inc.	11,897	957,114
		1,373,922
Electronic Equipment & Components - 0.2%
Corning, Inc.	3,693	78,661
Ingram Micro, Inc. Class A (a)	2,628	72,980
		151,641
Internet Software & Services - 6.5%
Dropbox, Inc. (a)(c)	1,585	30,275
eBay, Inc. (a)	6,110	309,960
Facebook, Inc. Class A (a)	14,939	945,639
Google, Inc.:
Class A (a)	2,123	1,213,613
Class C (a)	2,123	1,190,961
IAC/InterActiveCorp	2,090	138,379
LinkedIn Corp. (a)	1,653	264,629
MercadoLibre, Inc.	253	21,523
Pandora Media, Inc. (a)	1,869	45,847
Qihoo 360 Technology Co. Ltd. ADR (a)	519	47,660
Twitter, Inc.	4,259	138,162
Youku Tudou, Inc. ADR (a)	2,131	41,555
		4,388,203
IT Services - 5.7%
Accenture PLC Class A	2,618	213,236
Alliance Data Systems Corp. (a)	836	214,058
Amdocs Ltd.	2,509	120,733
Cognizant Technology Solutions Corp. Class A (a)	8,791	427,331
Fidelity National Information Services, Inc.	4,062	219,957
Fiserv, Inc. (a)	2,509	150,816
FleetCor Technologies, Inc. (a)	2,972	375,691
Gartner, Inc. Class A (a)	1,519	107,986
IBM Corp.	1,332	245,568
MasterCard, Inc. Class A	10,330	789,729
Visa, Inc. Class A	4,489	964,372
		3,829,477
Semiconductors & Semiconductor Equipment - 2.1%
Altera Corp.	4,202	139,212
Applied Materials, Inc.	16,877	340,747
Avago Technologies Ltd.	2,417	170,809
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Lam Research Corp.	2,663	$ 165,213
Microchip Technology, Inc.	883	42,031
Skyworks Solutions, Inc.	2,587	112,043
Texas Instruments, Inc.	4,327	203,282
Xilinx, Inc.	5,218	245,037
		1,418,374
Software - 5.2%
Activision Blizzard, Inc.	7,030	146,083
Adobe Systems, Inc. (a)	4,690	302,693
Aspen Technology, Inc. (a)	3,781	162,545
FireEye, Inc.	2,642	86,843
Microsoft Corp.	21,413	876,648
NetSuite, Inc. (a)	410	33,001
Oracle Corp.	26,099	1,096,680
Parametric Technology Corp. (a)	1,946	71,613
ServiceNow, Inc. (a)	901	47,131
SolarWinds, Inc. (a)	4,080	159,487
Solera Holdings, Inc.	2,105	137,351
Splunk, Inc. (a)	2,469	103,352
Synopsys, Inc. (a)	2,689	103,500
Tableau Software, Inc.	127	7,371
Workday, Inc. Class A (a)	1,696	132,916
Zynga, Inc. (a)	5,682	19,603
		3,486,817
Technology Hardware, Storage & Peripherals - 5.1%
3D Systems Corp. (a)	403	20,412
Apple, Inc.	4,480	2,835,840
NCR Corp. (a)	5,710	186,489
SanDisk Corp.	1,621	156,637
Stratasys Ltd. (a)	218	20,278
Western Digital Corp.	2,070	181,850
		3,401,506
TOTAL INFORMATION TECHNOLOGY		18,049,940
MATERIALS - 3.1%
Chemicals - 2.6%
Ashland, Inc.	3,780	389,340
CF Industries Holdings, Inc.	242	58,881
LyondellBasell Industries NV Class A	4,165	414,709
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
Monsanto Co.	948	$ 115,514
PPG Industries, Inc.	3,083	621,564
The Dow Chemical Co.	3,269	170,380
		1,770,388
Containers & Packaging - 0.2%
Packaging Corp. of America	2,146	148,417
Metals & Mining - 0.3%
Freeport-McMoRan Copper & Gold, Inc.	5,120	174,336
TOTAL MATERIALS		2,093,141
TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 1.4%
Frontier Communications Corp.	10,714	62,034
Verizon Communications, Inc.	18,238	911,170
		973,204
UTILITIES - 0.1%
Independent Power Producers & Energy Traders - 0.1%
The AES Corp.	6,614	93,250
TOTAL COMMON STOCKS (Cost $44,107,361)		62,824,369
Preferred Stocks - 0.1%

Convertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.1%
Airbnb, Inc. Series D (c)	261	31,878
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Catalog Retail - 0.0%
Flipkart Series D (c)	365	14,305
INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
Palantir Technologies, Inc.:
Series G (a)(c)	1,489	9,128
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
INFORMATION TECHNOLOGY - continued
IT Services - continued
Palantir Technologies, Inc.: - continued
Series H (c)	655	$ 4,015
Series H1 (c)	655	4,015
		17,158
TOTAL NONCONVERTIBLE PREFERRED STOCKS		31,463
TOTAL PREFERRED STOCKS (Cost $49,408)		63,341
Equity Funds - 0.1%

Large Growth Funds - 0.1%
iShares Russell 1000 Growth Index ETF (Cost $37,553)	653	58,267
Money Market Funds - 6.3%

Dreyfus Treasury & Agency Cash Management Fund Institutional Shares, 0.01% (b) (Cost $4,210,288)	4,210,288	4,210,288
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $48,404,610)		67,156,265
NET OTHER ASSETS (LIABILITIES) - 0.1%		79,216
NET ASSETS - 100%		$ 67,235,481
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
43 ICE Russell 1000 Growth Index Contracts (United States)	June 2014	$ 3,842,910	$ 61,188

The face value of futures purchased as a percentage of net assets is 5.7%
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $93,616 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Airbnb, Inc. Series D	4/16/14	$ 31,878
Dropbox, Inc.	5/1/12 - 5/25/12	$ 14,349
Flipkart Series D	10/4/13	$ 8,376
Palantir Technologies, Inc. Series G	7/19/12	$ 4,556
Palantir Technologies, Inc. Series H	10/25/13	$ 2,299
Palantir Technologies, Inc. Series H1	10/25/13	$ 2,299
Other Information

The following is a summary of the inputs used, as of May 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 12,672,067	$ 12,625,884	$ -	$ 46,183
Consumer Staples	5,514,995	5,514,995	-	-
Energy	2,722,063	2,722,063	-	-
Financials	3,134,553	3,134,553	-	-
Health Care	9,615,665	9,615,665	-	-
Industrials	8,001,674	8,001,674	-	-
Information Technology	18,067,098	18,019,665	-	47,433
Materials	2,093,141	2,093,141	-	-
Telecommunication Services	973,204	973,204	-	-
Utilities	93,250	93,250	-	-
Equity Funds	58,267	58,267	-	-
Money Market Funds	4,210,288	4,210,288	-	-
Total Investments in Securities:	$ 67,156,265	$ 67,062,649	$ -	$ 93,616
Derivative Instruments:
Assets
Futures Contracts	$ 61,188	$ 61,188	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 61,188	$ -
Total Value of Derivatives	$ 61,188	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $48,404,610)		$ 67,156,265
Segregated cash with brokers for derivative instruments		88,150
Foreign currency held at value (cost $21,638)		21,000
Receivable for investments sold		85,469
Receivable for fund shares sold		11,098
Dividends receivable		74,551
Interest receivable		28
Receivable for daily variation margin for derivative instruments		6,020
Prepaid expenses		437
Other receivables		225
Total assets		67,443,243

Liabilities
Payable for investments purchased	$ 102,412
Payable for fund shares redeemed	20,238
Accrued management fee	31,630
Distribution and service plan fees payable	22
Other affiliated payables	8,373
Audit fees payable	34,872
Other payables and accrued expenses	10,215
Total liabilities		207,762

Net Assets		$ 67,235,481
Net Assets consist of:
Paid in capital		$ 43,115,462
Undistributed net investment income		135,385
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,172,446
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		18,812,188
Net Assets		$ 67,235,481

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

May 31, 2014

Growth Multi-Manager: Net Asset Value, offering price and redemption price per share ($65,730,962 ÷ 4,463,350 shares)	$ 14.73

Class F: Net Asset Value, offering price and redemption price per share ($1,286,039 ÷ 87,300 shares)	$ 14.73

Class L: Net Asset Value, offering price and redemption price per share ($109,317 ÷ 7,424 shares)	$ 14.72

Class N: Net Asset Value, offering price and redemption price per share ($109,163 ÷ 7,421 shares)	$ 14.71

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended May 31, 2014

Investment Income
Dividends: Unaffiliated issuers		$ 982,495
Interest		377
Total income		982,872

Expenses
Management fee	$ 382,510
Transfer agent fees	66,429
Distribution and service plan fees	146
Accounting fees and expenses	28,373
Custodian fees and expenses	26,232
Independent trustees' compensation	819
Registration fees	51,011
Audit	47,955
Legal	473
Miscellaneous	730
Total expenses before reductions	604,678
Expense reductions	(25,884)	578,794
Net investment income (loss)		404,078
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,157,337
Foreign currency transactions	(510)
Futures contracts	607,719
Total net realized gain (loss)		7,764,546
Change in net unrealized appreciation (depreciation) on: Investment securities	6,484,944
Assets and liabilities in foreign currencies	(652)
Futures contracts	(37,115)
Total change in net unrealized appreciation (depreciation)		6,447,177
Net gain (loss)		14,211,723
Net increase (decrease) in net assets resulting from operations		$ 14,615,801

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended May 31, 2014	Year ended May 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 404,078	$ 347,614
Net realized gain (loss)	7,764,546	1,390,313
Change in net unrealized appreciation (depreciation)	6,447,177	9,860,024
Net increase (decrease) in net assets resulting from operations	14,615,801	11,597,951
Distributions to shareholders from net investment income	(341,214)	(308,181)
Distributions to shareholders from net realized gain	(3,803,435)	-
Total distributions	(4,144,649)	(308,181)
Share transactions - net increase (decrease)	(8,113,079)	870,858
Total increase (decrease) in net assets	2,358,073	12,160,628

Net Assets
Beginning of period	64,877,408	52,716,780
End of period (including undistributed net investment income of $135,385 and undistributed net investment income of $71,076, respectively)	$ 67,235,481	$ 64,877,408

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth Multi-Manager

Years ended May 31,	2014	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.70	$ 10.47	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.08	.07	.02
Net realized and unrealized gain (loss)	2.74	2.22	.46
Total from investment operations	2.82	2.29	.48
Distributions from net investment income	(.07)	(.06)	(.01)
Distributions from net realized gain	(.73)	-	-
Total distributions	(.79) H	(.06)	(.01)
Net asset value, end of period	$ 14.73	$ 12.70	$ 10.47
Total Return B, C	22.94%	21.97%	4.83%
Ratios to Average Net Assets F
Expenses before reductions	.83%	.87%	.91% A
Expenses net of fee waivers, if any	.80%	.87%	.91% A
Expenses net of all reductions	.80%	.87%	.91% A
Net investment income (loss)	.55%	.60%	.32% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 65,731	$ 64,621	$ 52,717
Portfolio turnover rate G	51%	65%	50% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 16, 2011 (commencement of operations) to May 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up period may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $.79 per share is comprised of distributions from net investment income of $.065 and distributions from net realized gain of $.729 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended May 31,	2014	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.70	$ 11.31
Income from Investment Operations
Net investment income (loss) D	.09	.03
Net realized and unrealized gain (loss)	2.75	1.41
Total from investment operations	2.84	1.44
Distributions from net investment income	(.08)	(.05)
Distributions from net realized gain	(.73)	-
Total distributions	(.81)	(.05)
Net asset value, end of period	$ 14.73	$ 12.70
Total Return B, C	23.05%	12.82%
Ratios to Average Net Assets F
Expenses before reductions	.74%	.72% A
Expenses net of fee waivers, if any	.69%	.72% A
Expenses net of all reductions	.69%	.72% A
Net investment income (loss)	.66%	.64% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,286	$ 256
Portfolio turnover rate G	51%	65%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up period may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Year ended May 31,	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.96
Income from Investment Operations
Net investment income (loss) D	.05
Net realized and unrealized gain (loss)	1.22
Total from investment operations	1.27
Distributions from net investment income	(.05)
Distributions from net realized gain	(.46)
Total distributions	(.51)
Net asset value, end of period	$ 14.72
Total Return B, C	9.28%
Ratios to Average Net Assets F
Expenses before reductions	.85% A
Expenses net of fee waivers, if any	.85% A
Expenses net of all reductions	.85% A
Net investment income (loss)	.58% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 109
Portfolio turnover rate G	51%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up period may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Year ended May 31,	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.96
Income from Investment Operations
Net investment income (loss) D	.03
Net realized and unrealized gain (loss)	1.23
Total from investment operations	1.26
Distributions from net investment income	(.05)
Distributions from net realized gain	(.46)
Total distributions	(.51)
Net asset value, end of period	$ 14.71
Total Return B, C	9.17%
Ratios to Average Net Assets F
Expenses before reductions	1.10% A
Expenses net of fee waivers, if any	1.10% A
Expenses net of all reductions	1.10% A
Net investment income (loss)	.32% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 109
Portfolio turnover rate G	51%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up period may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended May 31, 2014

1. Organization.

Strategic Advisers Growth Multi-Manager Fund (the Fund) is a non-diversified fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Growth Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of May 31, 2014, is included at the end of the Fund's Schedule of Investments.

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Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the

Annual Report

2. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, deferred trustees compensation, and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 19,114,398
Gross unrealized depreciation	(486,115)
Net unrealized appreciation (depreciation) on securities and other investments	$ 18,628,283

Tax Cost	$ 48,527,982

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 683,726
Undistributed long-term capital gain	$ 4,808,835
Net unrealized appreciation (depreciation)	$ 18,627,628

The tax character of distributions paid was as follows:

	May 31, 2014	May 31, 2013
Ordinary Income	$ 805,922	$ 308,181
Long-term Capital Gains	3,338,727	-
Total	$ 4,144,649	$ 308,181

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more

Annual Report

3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments - continued

Futures Contracts - continued

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $607,719 and a change in net unrealized appreciation (depreciation) of $(37,115) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $34,919,489 and $48,035,874, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Sub-Advisers. ClariVest Asset Management LLC, Massachusetts Financial Services Company (MFS), Morgan Stanley Investment Management, Inc., Pyramis Global Advisors, LLC (an affiliate of the investment adviser)and Waddell & Reed Investment Management Co. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and

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5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 146	$ 146

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Growth Multi-Manager	$ 66,305.09
Class L	62	.11*
Class N	62	.11*
	$ 66,429

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $89 for the period.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $129 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser voluntarily agreed to reimburse a portion of Growth Multi-Manager's and Class F's operating expenses. During the period, this reimbursement reduced expenses as follows:

Reimbursement
Growth Multi-Manager	$ 25,363
Class F	337

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $182 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $2.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended May 31,	2014 B	2013 A
From net investment income
Growth Multi-Manager	$ 336,398	$ 307,148
Class F	4,121	1,033
Class L	365	-
Class N	330	-
Total	$ 341,214	$ 308,181
From net realized gain
Growth Multi-Manager	$ 3,761,147	$ -
Class F	35,698	-
Class L	3,295	-
Class N	3,295	-
Total	$ 3,803,435	$ -

A Distributions for Class F are for the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

B Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

Annual Report

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended May 31,	2014B	2013A	2014B	2013A
Growth Multi-Manager
Shares sold	63,560	46,390	$ 884,856	$ 551,054
Reinvestment of distributions	305,080	27,734	4,097,545	307,148
Shares redeemed	(993,949)	(18,932)	(14,235,587)	(215,540)
Net increase (decrease)	(625,309)	55,192	$ (9,253,186)	$ 642,662
Class F
Shares sold	72,001	20,671	$ 1,001,159	$ 234,819
Reinvestment of distributions	2,896	93	39,819	1,033
Shares redeemed	(7,751)	(610)	(108,156)	(7,656)
Net increase (decrease)	67,146	20,154	$ 932,822	$ 228,196
Class L
Shares sold	7,163	-	$ 100,000	$ -
Reinvestment of distributions	261	-	3,660	-
Net increase (decrease)	7,424	-	$ 103,660	$ -
Class N
Shares sold	7,163	-	$ 100,000	$ -
Reinvestment of distributions	258	-	3,625	-
Net increase (decrease)	7,421	-	$ 103,625	$ -

A Share transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

B Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Growth Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Growth Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Growth Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 22, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds. Ms. Farrell oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals).

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Growth Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class L	07/07/14	07/03/14	$0.04	$1.403
Class N	07/07/14	07/03/14	$0.025	$1.403

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2014, $6,775,646, or, if subsequently determined to be different, the net capital gain of such year.

Class L designates 73% and Class N designates 75% of the dividends distributed in December, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class L designates 78% and Class N designates 81% of the dividends distributed in December, during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

ClariVest Asset Management LLC

Massachusetts Financial Services
Company

Morgan Stanley Investment Management
Inc.

Pyramis Global Advisors, LLC

Waddell & Reed Investment Management
Company

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

MMG-L-MMG-N-ANN-0714
1.9585625.100

Strategic Advisers® Short Duration Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

May 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended May 31, 2014	Past 1 year	Life of fund A
Strategic Advisers® Short Duration Fund	0.96%	1.27%

A From December 20, 2011.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Short Duration Fund on December 20, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Citigroup® 6-Month US Treasury Bill Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. taxable investment-grade bonds overcame fears that interest rates could keep rising to post a positive return in the 12-month period ending May 31, 2014. The Barclays® U.S. Aggregate Bond Index rose 2.71%, as concerns about economic growth early in 2014 drew investors to the relative safety of fixed-income markets following an early-period decline. Bond prices rose as the U.S. economy unexpectedly shrank to start the new year - the first time that happened since 2011 - as an abnormally cold winter suppressed spending; this despite the U.S. Federal Reserve's ultralow interest rate policy and the stimulative asset-purchase program it has begun to wind down. Longer-dated bonds outpaced their shorter-dated counterparts, while intermediate-term bonds lagged. Lower-quality issues attracted strong buying interest, especially in the latter half of the period. Globally, bonds benefited from concerns regarding economic slowing in China, unsettled emerging markets, and tension between Russia and the West over conflict in Ukraine. Among sectors that make up the index, investment-grade credit rose 4.29%, aided by a low default rate and strong corporate balance sheets. U.S. Treasuries, considered the safest bond investments, returned 1.06% - even as some foreign governments reduced their stakes in them. High-yield investments rallied 7.93%.

Comments from Gregory Pappas, Portfolio Manager of Strategic Advisers® Short Duration Fund: For the year, Strategic Advisers® Short Duration Fund (the Fund) returned 0.96%, outpacing the 0.08% gain of the Citigroup® 6-Month US Treasury Bill Index. As a group, short-term managers - those with portfolios having an average duration of between one and two years - drove the Fund's relative performance, primarily because of substantial holdings of securities yielding more than U.S. Treasuries. Top-contributing managers in this category, such as sub-adviser T. Rowe Price, Fidelity® Short-Term Bond Fund and Metropolitan West Low Duration Bond Fund, had meaningful allocations to investment-grade corporate bonds, asset-backed securities and commercial mortgage-backed securities. Metropolitan West also had a sizable position in non-government-agency mortgage-backed securities. Our low-duration managers - those with portfolios having an average duration of less than one year - likewise contributed, also because of significant exposure to bonds yielding more than Treasuries. The leading contributors in this group were sub-adviser Pyramis Global Advisors and PIMCO Short-Term Fund - the Fund's largest and second-largest manager allocations, respectively. I'm happy to report that all the Fund's managers beat the benchmark and nearly all contributed something to relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2013 to May 31, 2014).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During Period* December 1, 2013 to May 31, 2014
Actual	.11%	$ 1,000.00	$ 1,006.70	$ .55
Hypothetical A		$ 1,000.00	$ 1,024.38	$ .56

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of May 31, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
PIMCO Short-Term Fund	18.2	18.1
Fidelity Short-Term Bond Fund	12.4	11.6
Metropolitan West Low Duration Bond Fund - Class M	9.7	9.6
Fidelity Conservative Income Bond Fund Institutional Class	7.2	7.0
JPMorgan Short Duration Bond Fund - Select Class Shares	5.0	5.6
Janus Short-Term Bond Fund - Class T	4.5	4.4
Fidelity Floating Rate High Income Fund	3.6	2.4
Delaware Limited-Term Diversified Income Fund - Class A	2.4	2.3
Wells Fargo Advantage Ultra Short-Term Municipal Income Fund - Administrator Class	2.2	2.1
BlackRock Low Duration Bond Portfolio	1.6	0.3
	66.8
Asset Allocation (% of fund's net assets)
As of May 31, 2014	As of November 30, 2013
Corporate Bonds 17.3%	Corporate Bonds 17.6%
U.S. Government and U.S. Government Agency Obligations 3.2%	U.S. Government and U.S. Government Agency Obligations 3.3%
Asset-Backed Securities 5.8%	Asset-Backed Securities 6.2%
CMOs and Other Mortgage Related Securities 0.8%	CMOs and Other Mortgage Related Securities 0.7%
Municipal Securities 0.2%	Municipal Securities 0.2%
Bank Loan Funds 3.6%	Bank Loan Funds 2.4%
Other Investments 0.1%	Other Investments 0.2%
Short-Term Funds 63.2%	Short-Term Funds 61.0%
Short-Term Investments and Net Other Assets (Liabilities) 5.8%	Short-Term Investments and Net Other Assets (Liabilities) 8.4%

Asset allocations of fixed-income funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments May 31, 2014

Showing Percentage of Net Assets

Nonconvertible Bonds - 17.3%
		Principal Amount (b)	Value
CONSUMER DISCRETIONARY - 1.2%
Automobiles - 0.7%
Daimler Finance North America LLC:
0.8294% 1/9/15 (d)(e)		$ 5,000,000	$ 5,015,145
0.9054% 8/1/16 (d)(e)		5,000,000	5,045,400
1.0854% 8/1/18 (d)(e)		1,060,000	1,071,325
1.125% 3/10/17 (d)		1,825,000	1,826,942
Harley-Davidson Financial Services, Inc. 1.15% 9/15/15 (d)		1,010,000	1,015,985
Volkswagen Group of America Finance LLC:
0.5974% 5/23/17 (d)(e)		15,000,000	15,017,430
1.25% 5/23/17 (d)		2,140,000	2,141,509
Volkswagen International Finance NV 0.6659% 11/18/16 (d)(e)		10,000,000	10,039,290
			41,173,026
Diversified Consumer Services - 0.1%
ERAC U.S.A. Finance Co.:
5.6% 5/1/15 (d)		330,000	344,631
6.375% 10/15/17 (d)		550,000	633,791
ERAC U.S.A. Finance LLC:
1.4% 4/15/16 (d)		645,000	650,417
2.75% 3/15/17 (d)		520,000	536,973
2.8% 11/1/18 (d)		115,000	118,868
			2,284,680
Hotels, Restaurants & Leisure - 0.0%
Brinker International, Inc. 2.6% 5/15/18		425,000	426,444
Carnival Corp. 1.2% 2/5/16		540,000	543,805
GLP Capital LP/GLP Financing II, Inc. 4.375% 11/1/18 (d)		1,225,000	1,270,938
			2,241,187
Household Durables - 0.0%
Newell Rubbermaid, Inc. 2% 6/15/15		235,000	238,389
Whirlpool Corp. 1.35% 3/1/17		325,000	325,646
			564,035
Media - 0.4%
COX Communications, Inc. 5.45% 12/15/14		385,000	395,013
DIRECTV Holdings LLC/DIRECTV Financing, Inc.:
1.75% 1/15/18		810,000	811,158
2.4% 3/15/17		1,855,000	1,915,900
3.5% 3/1/16		240,000	251,379
3.55% 3/15/15		500,000	511,767
Nonconvertible Bonds - continued
		Principal Amount (b)	Value
CONSUMER DISCRETIONARY - continued
Media - continued
Interpublic Group of Companies, Inc. 2.25% 11/15/17		$ 1,550,000	$ 1,570,310
NBCUniversal Enterprise, Inc.:
0.7635% 4/15/16 (d)(e)		7,000,000	7,038,794
0.9115% 4/15/18 (d)(e)		740,000	747,778
NBCUniversal, Inc. 3.65% 4/30/15		1,108,000	1,141,804
News America, Inc. 5.3% 12/15/14		1,255,000	1,288,007
Omnicom Group, Inc. 5.9% 4/15/16		1,635,000	1,783,695
Thomson Reuters Corp.:
0.875% 5/23/16		615,000	615,609
1.3% 2/23/17		710,000	712,162
Time Warner Cable, Inc.:
8.25% 4/1/19		1,115,000	1,419,280
8.75% 2/14/19		1,115,000	1,437,321
Viacom, Inc. 2.5% 9/1/18		245,000	250,971
			21,890,948
Specialty Retail - 0.0%
AutoZone, Inc.:
1.3% 1/13/17		850,000	850,743
5.5% 11/15/15		270,000	288,489
5.75% 1/15/15		220,000	226,980
Turlock Corp. 1.5% 11/2/17		570,000	572,351
			1,938,563
TOTAL CONSUMER DISCRETIONARY			70,092,439
CONSUMER STAPLES - 0.4%
Beverages - 0.2%
Coca-Cola Amatil Ltd. 3.25% 11/2/14 (d)		1,715,000	1,733,810
Heineken NV 1.4% 10/1/17 (d)		795,000	794,591
PepsiCo, Inc. 0.4372% 2/26/16 (e)		5,000,000	5,005,535
SABMiller Holdings, Inc. 1.85% 1/15/15 (d)		1,280,000	1,291,176
			8,825,112
Food & Staples Retailing - 0.1%
CVS Caremark Corp. 1.2% 12/5/16		610,000	614,758
Kroger Co.:
0.7564% 10/17/16 (e)		5,000,000	5,011,780
1.2% 10/17/16		450,000	451,425
			6,077,963
Nonconvertible Bonds - continued
		Principal Amount (b)	Value
CONSUMER STAPLES - continued
Food Products - 0.1%
Bunge Ltd. Finance Corp. 3.2% 6/15/17		$ 1,725,000	$ 1,803,417
General Mills, Inc. 0.5266% 1/29/16 (e)		1,994,000	1,999,485
Kellogg Co. 0.4541% 2/13/15 (e)		1,656,000	1,657,575
Kraft Foods Group, Inc. 1.625% 6/4/15		980,000	990,943
William Wrigley Jr. Co.:
1.4% 10/21/16 (d)		270,000	272,443
2% 10/20/17 (d)		1,180,000	1,195,618
			7,919,481
Personal Products - 0.0%
Avon Products, Inc. 2.375% 3/15/16		460,000	467,007
Tobacco - 0.0%
Reynolds American, Inc. 1.05% 10/30/15		275,000	275,251
TOTAL CONSUMER STAPLES			23,564,814
ENERGY - 1.8%
Energy Equipment & Services - 0.3%
Cameron International Corp.:
1.15% 12/15/16		215,000	215,406
1.1661% 6/2/14 (e)		8,774,000	8,774,000
Diamond Offshore Drilling, Inc. 5.15% 9/1/14		35,000	35,401
Ensco PLC 3.25% 3/15/16		2,135,000	2,225,565
Korea National Oil Corp. 4% 10/27/16 (d)		515,000	547,405
Nabors Industries, Inc. 2.35% 9/15/16 (d)		370,000	378,664
Noble Holding International Ltd.:
2.5% 3/15/17		180,000	184,259
3.45% 8/1/15		595,000	613,530
Rowan Companies, Inc. 5% 9/1/17		370,000	402,646
SESI LLC:
6.375% 5/1/19		550,000	586,438
7.125% 12/15/21		640,000	723,200
Transocean, Inc.:
2.5% 10/15/17		2,015,000	2,060,438
4.95% 11/15/15		230,000	243,314
5.05% 12/15/16		410,000	446,818
			17,437,084
Oil, Gas & Consumable Fuels - 1.5%
Anadarko Petroleum Corp.:
5.75% 6/15/14		1,025,000	1,026,654
Nonconvertible Bonds - continued
		Principal Amount (b)	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Anadarko Petroleum Corp.: - continued
5.95% 9/15/16		$ 285,000	$ 317,039
6.375% 9/15/17		1,700,000	1,962,759
BG Energy Capital PLC 2.875% 10/15/16 (d)		1,485,000	1,548,251
Canadian Natural Resources Ltd.:
0.6094% 3/30/16 (e)		5,000,000	5,008,640
1.45% 11/14/14		855,000	858,627
5.7% 5/15/17		650,000	732,716
CNOOC Finance (2013) Ltd. 1.125% 5/9/16		513,000	515,260
CNOOC Nexen Finance 2014 ULC 1.625% 4/30/17		550,000	554,204
DCP Midstream Operating LP:
2.5% 12/1/17		1,410,000	1,450,224
2.7% 4/1/19		45,000	45,572
3.25% 10/1/15		505,000	520,292
Delek & Avner-Yam Tethys Ltd. 2.803% 12/30/16 (d)		370,000	371,847
Devon Energy Corp. 0.6834% 12/15/15 (e)		10,000,000	10,038,170
Duke Energy Field Services 5.375% 10/15/15 (d)		850,000	891,988
Ecopetrol SA 4.25% 9/18/18		245,000	262,150
Enbridge Energy Partners LP 5.875% 12/15/16		1,056,000	1,174,083
Enbridge, Inc.:
0.6776% 6/2/17 (e)		2,341,000	2,339,614
0.8834% 10/1/16 (e)		6,820,000	6,851,556
Energy Transfer Partners LP:
5.95% 2/1/15		2,595,000	2,685,807
6.7% 7/1/18		275,000	322,872
EnLink Midstream Partners LP 2.7% 4/1/19		195,000	197,789
Enterprise Products Operating LP:
1.25% 8/13/15		1,025,000	1,033,335
5.6% 10/15/14		645,000	657,170
Kinder Morgan Energy Partners LP:
3.5% 3/1/16		235,000	245,223
5.125% 11/15/14		685,000	698,870
Magellan Midstream Partners LP 6.45% 6/1/14		665,000	665,000
Marathon Oil Corp. 0.9% 11/1/15		1,295,000	1,301,454
Murphy Oil Corp. 2.5% 12/1/17		1,905,000	1,953,467
ONEOK Partners LP:
3.2% 9/15/18		95,000	99,577
3.25% 2/1/16		1,670,000	1,738,550
Origin Energy Finance Ltd. 3.5% 10/9/18 (d)		1,815,000	1,880,266
Nonconvertible Bonds - continued
		Principal Amount (b)	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Petrobras Global Finance BV:
1.8486% 5/20/16 (e)		$ 7,000,000	$ 6,982,500
2% 5/20/16		1,000,000	1,002,500
3.25% 3/17/17		1,225,000	1,252,073
Petrohawk Energy Corp. 7.25% 8/15/18		1,835,000	1,926,750
Petroleos Mexicanos:
3.125% 1/23/19 (d)		195,000	200,850
3.5% 7/18/18		625,000	649,063
Pioneer Natural Resources Co. 5.875% 7/15/16		2,045,000	2,244,473
Plains All American Pipeline LP/PAA Finance Corp. 3.95% 9/15/15		375,000	391,027
Talisman Energy, Inc. 5.125% 5/15/15		1,090,000	1,136,195
Tennessee Gas Pipeline Co. 8% 2/1/16		1,415,000	1,581,524
Total Capital Canada Ltd. 0.6065% 1/15/16 (e)		8,000,000	8,044,488
TransCanada PipeLines Ltd. 0.9136% 6/30/16 (e)		7,570,000	7,632,642
Williams Partners LP 3.8% 2/15/15		1,955,000	1,997,478
Woodside Finance Ltd. 4.5% 11/10/14 (d)		1,075,000	1,092,269
			86,082,858
TOTAL ENERGY			103,519,942
FINANCIALS - 10.7%
Banks - 5.2%
ABN AMRO Bank NV 1.0279% 10/28/16 (d)(e)		6,500,000	6,549,075
ANZ Banking Group Ltd. 0.4229% 5/7/15 (d)(e)		3,000,000	3,005,241
ANZ National International Ltd. 1.85% 10/15/15 (d)		1,950,000	1,982,836
Bank of America Corp.:
0.4871% 10/14/16 (e)		3,000,000	2,985,396
1.0536% 3/22/16 (e)		570,000	573,887
1.25% 1/11/16		1,065,000	1,073,224
1.5% 10/9/15		3,025,000	3,056,396
3.7% 9/1/15		5,000,000	5,183,550
Bank of Montreal 0.7057% 9/11/15 (e)		13,000,000	13,051,441
Bank of Tokyo-Mitsubishi UFJ Ltd.:
0.6772% 2/26/16 (d)(e)		10,000,000	10,018,380
1.55% 9/9/16 (d)		1,690,000	1,710,968
3.85% 1/22/15 (d)		2,525,000	2,577,921
Banque Federative du Credit Mutuel SA:
1.7% 1/20/17 (d)		1,415,000	1,427,161
2.5% 10/29/18 (d)		1,405,000	1,426,291
Nonconvertible Bonds - continued
		Principal Amount (b)	Value
FINANCIALS - continued
Banks - continued
Barclays Bank PLC:
3.9% 4/7/15		$ 5,000,000	$ 5,144,335
5% 9/22/16		765,000	834,867
6.05% 12/4/17 (d)		1,930,000	2,187,657
BB&T Corp. 1.0934% 6/15/18 (e)		975,000	990,113
BNP Paribas SA 0.8244% 12/12/16 (e)		6,623,000	6,647,863
BPCE SA:
1.4788% 4/25/16 (e)		6,000,000	6,091,368
2.5% 12/10/18		1,410,000	1,431,201
Branch Banking & Trust Co. 0.6661% 12/1/16 (e)		5,000,000	5,012,400
Capital One Bank NA 1.15% 11/21/16		440,000	441,299
Capital One NA 0.6836% 3/22/16 (e)		3,000,000	3,008,136
Citigroup, Inc.:
1.0234% 4/1/16 (e)		15,899,000	15,988,829
1.1888% 7/25/16 (e)		5,000,000	5,050,130
1.25% 1/15/16		6,000,000	6,036,042
1.3% 11/15/16		315,000	316,257
Commonwealth Bank of Australia:
0.5933% 3/13/17 (d)(e)		5,000,000	5,006,885
1.0349% 9/18/15 (d)(e)		4,000,000	4,035,232
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 0.7149% 3/18/16 (e)		15,500,000	15,591,311
Credit Suisse New York Branch:
1.375% 5/26/17		1,725,000	1,727,474
3.5% 3/23/15		10,000,000	10,240,680
DNB Bank ASA 3.2% 4/3/17 (d)		1,710,000	1,802,152
Fifth Third Bancorp 3.625% 1/25/16		760,000	795,270
Fifth Third Bank:
0.6372% 2/26/16 (e)		8,000,000	8,022,792
0.7659% 11/18/16 (e)		4,000,000	4,023,108
1.15% 11/18/16		1,180,000	1,185,021
HBOS PLC 6.75% 5/21/18 (d)		1,605,000	1,851,774
HSBC Bank PLC 0.8639% 5/15/18 (d)(e)		1,365,000	1,375,209
HSBC U.S.A., Inc.:
1.625% 1/16/18		1,260,000	1,264,682
2.375% 2/13/15		835,000	846,761
JPMorgan Chase & Co. 2% 8/15/17		2,510,000	2,553,295
KeyBank NA 0.7172% 11/25/16 (e)		3,800,000	3,816,918
KeyCorp. 3.75% 8/13/15		1,045,000	1,082,569
Lloyds Bank PLC 2.3% 11/27/18		810,000	825,698
Nonconvertible Bonds - continued
		Principal Amount (b)	Value
FINANCIALS - continued
Banks - continued
National Bank of Canada 1.45% 11/7/17		$ 2,090,000	$ 2,077,807
Nordea Bank AB:
0.6841% 5/13/16 (d)(e)		5,000,000	5,026,615
0.875% 5/13/16 (d)		2,840,000	2,845,115
PNC Bank NA:
0.5379% 1/28/16 (e)		6,613,000	6,619,150
1.15% 11/1/16		980,000	986,659
1.3% 10/3/16		1,175,000	1,187,159
Regions Bank 7.5% 5/15/18		1,460,000	1,738,334
Regions Financial Corp. 5.75% 6/15/15		1,015,000	1,064,765
Royal Bank of Canada 0.6951% 9/9/16 (e)		5,000,000	5,025,920
Royal Bank of Scotland Group PLC 2.55% 9/18/15		5,945,000	6,071,599
Sumitomo Mitsui Banking Corp.:
0.6573% 1/10/17 (e)		7,000,000	7,019,957
0.8979% 7/19/16 (e)		5,000,000	5,031,915
Sumitomo Mitsui Trust Bank Ltd. 1.8% 3/28/18 (d)		1,815,000	1,816,207
SunTrust Banks, Inc.:
0.5334% 4/1/15 (e)		10,400,000	10,397,889
2.35% 11/1/18		645,000	655,053
Svenska Handelsbanken AB 0.6839% 3/21/16 (e)		10,635,000	10,686,654
Swedbank AB 1.75% 3/12/18 (d)		2,835,000	2,836,103
The Toronto Dominion Bank:
0.6951% 9/9/16 (e)		5,000,000	5,027,040
0.7749% 4/30/18 (e)		1,260,000	1,267,876
Union Bank NA:
0.9851% 9/26/16 (e)		5,000,000	5,051,720
1.1854% 6/6/14 (e)		7,430,000	7,430,386
2.125% 6/16/17		1,330,000	1,362,300
Wachovia Corp. 0.5649% 10/28/15 (e)		10,000,000	10,013,310
Wells Fargo Bank NA:
0.4354% 5/16/16 (e)		10,641,000	10,606,928
0.5079% 7/20/15 (e)		5,000,000	5,013,570
Westpac Banking Corp.:
0.9929% 9/25/15 (e)		8,000,000	8,066,904
1.05% 11/25/16		1,045,000	1,047,953
1.125% 9/25/15		1,775,000	1,790,977
			307,614,960
Capital Markets - 1.9%
Goldman Sachs Group, Inc.:
0.6836% 3/22/16 (e)		17,678,000	17,665,855
Nonconvertible Bonds - continued
		Principal Amount (b)	Value
FINANCIALS - continued
Capital Markets - continued
Goldman Sachs Group, Inc.: - continued
0.7271% 1/12/15 (e)		$ 4,682,000	$ 4,689,847
1.6% 11/23/15		1,248,000	1,262,662
6.25% 9/1/17		2,478,000	2,831,581
JPMorgan Chase & Co.:
0.8472% 2/26/16 (e)		8,190,000	8,233,399
0.8865% 10/15/15 (e)		28,785,000	28,948,614
1.875% 3/20/15		4,000,000	4,044,796
Merrill Lynch & Co., Inc. 0.6865% 1/15/15 (e)		13,130,000	13,151,665
Morgan Stanley:
1.0786% 1/24/19 (e)		3,500,000	3,514,326
1.1845% 12/19/14 (e)		7,000,000	7,021,154
1.4772% 2/25/16 (e)		13,000,000	13,180,037
1.5088% 4/25/18 (e)		1,565,000	1,596,751
The Bank of New York Mellon Corp. 0.4559% 10/23/15 (e)		5,000,000	5,010,265
			111,150,952
Consumer Finance - 2.3%
American Express Co. 0.8181% 5/22/18 (e)		1,975,000	1,990,300
American Express Credit Corp.:
0.6741% 11/13/15 (e)		10,625,000	10,667,904
0.7366% 7/29/16 (e)		5,000,000	5,027,005
1.3344% 6/12/15 (e)		7,530,000	7,606,445
American Honda Finance Corp.:
0.6022% 5/26/16 (d)(e)		13,000,000	13,057,603
0.7304% 10/7/16 (e)		5,000,000	5,039,675
Capital One Financial Corp.:
0.8629% 11/6/15 (e)		10,000,000	10,043,890
1.3765% 7/15/14 (e)		9,125,000	9,136,142
2.125% 7/15/14		1,485,000	1,488,081
2.15% 3/23/15		10,960,000	11,109,363
Caterpillar Financial Services Corp. 0.4672% 2/26/16 (e)		3,254,000	3,260,641
Ford Motor Credit Co. LLC:
1.3294% 8/28/14 (e)		2,000,000	2,004,572
1.474% 5/9/16 (e)		7,000,000	7,110,691
1.7% 5/9/16		420,000	426,300
2.75% 5/15/15		1,340,000	1,366,788
3% 6/12/17		1,385,000	1,445,501
3.875% 1/15/15		370,000	377,504
Nonconvertible Bonds - continued
		Principal Amount (b)	Value
FINANCIALS - continued
Consumer Finance - continued
General Electric Capital Corp.:
0.4571% 1/14/16 (e)		$ 8,000,000	$ 8,007,816
0.8296% 1/8/16 (e)		20,000,000	20,135,000
0.8771% 7/12/16 (e)		5,000,000	5,044,205
0.9406% 4/2/18 (e)		2,800,000	2,832,920
2.375% 6/30/15		1,030,000	1,051,807
Hyundai Capital America:
1.45% 2/6/17 (d)		975,000	979,214
1.625% 10/2/15 (d)		1,095,000	1,106,697
1.875% 8/9/16 (d)		890,000	904,349
Nissan Motor Acceptance Corp. 1.95% 9/12/17 (d)		1,375,000	1,393,541
			132,613,954
Diversified Financial Services - 0.5%
BP Capital Markets PLC 0.5529% 11/6/15 (e)		10,000,000	10,030,000
Deutsche Bank AG London Branch 0.8341% 2/13/17 (e)		10,000,000	10,048,040
Hyundai Capital Services, Inc.:
3.5% 9/13/17 (d)		605,000	638,630
4.375% 7/27/16 (d)		780,000	832,431
6% 5/5/15 (d)		210,000	219,894
Iberdrola Finance Ireland Ltd. 3.8% 9/11/14 (d)		840,000	846,997
Imperial Tobacco Finance 2.05% 2/11/18 (d)		1,820,000	1,837,512
ING Bank NV 1.8729% 9/25/15 (d)(e)		5,000,000	5,088,370
IntercontinentalExchange Group, Inc. 2.5% 10/15/18		480,000	492,837
			30,034,711
Insurance - 0.6%
ACE INA Holdings, Inc.:
5.6% 5/15/15		235,000	246,306
5.875% 6/15/14		305,000	305,516
AFLAC, Inc. 2.65% 2/15/17		215,000	224,031
AIA Group Ltd. 2.25% 3/11/19 (d)		336,000	336,315
AXIS Specialty Finance PLC 2.65% 4/1/19		420,000	425,342
Fidelity National Financial, Inc. 6.6% 5/15/17		945,000	1,069,213
Hartford Financial Services Group, Inc. 4% 3/30/15		1,000,000	1,028,472
Marsh & McLennan Companies, Inc. 2.55% 10/15/18		575,000	590,082
Metropolitan Life Global Funding I:
0.6073% 4/10/17 (d)(e)		2,000,000	2,004,528
0.7565% 7/15/16 (d)(e)		5,000,000	5,038,120
1.3% 4/10/17 (d)		1,735,000	1,741,506
Nonconvertible Bonds - continued
		Principal Amount (b)	Value
FINANCIALS - continued
Insurance - continued
Metropolitan Life Global Funding I: - continued
1.5% 1/10/18 (d)		$ 875,000	$ 871,373
New York Life Global Funding 2.45% 7/14/16 (d)		1,800,000	1,865,729
Pricoa Global Funding I 0.4959% 8/19/15 (d)(e)		10,000,000	10,021,220
Principal Financial Group, Inc. 1.85% 11/15/17		255,000	256,738
Principal Life Global Funding II:
0.5972% 5/27/16 (d)(e)		7,850,000	7,887,162
1% 12/11/15 (d)		510,000	513,478
1.125% 9/18/15 (d)		710,000	715,288
Prudential Financial, Inc. 3.875% 1/14/15		1,250,000	1,277,109
Xlit Ltd. 2.3% 12/15/18		695,000	700,408
			37,117,936
Real Estate Investment Trusts - 0.1%
American Tower Corp. 4.625% 4/1/15		2,760,000	2,850,467
Kilroy Realty Corp. 5% 11/3/15		1,205,000	1,276,458
Simon Property Group LP 4.2% 2/1/15		355,000	360,493
			4,487,418
Real Estate Management & Development - 0.1%
Global Towers Partners Acquisition Partners I LLC:
2.364% 5/15/18 (d)		1,585,000	1,561,593
4.347% 6/15/41 (d)		570,000	590,924
Liberty Property LP 5.65% 8/15/14		1,815,000	1,831,829
Ventas Realty LP:
1.25% 4/17/17		280,000	280,190
1.55% 9/26/16		490,000	496,093
Ventas Realty LP/Ventas Capital Corp.:
2% 2/15/18		410,000	415,462
3.125% 11/30/15		1,020,000	1,056,817
WEA Finance LLC/WT Finance Australia Pty. Ltd. 5.75% 9/2/15 (d)		1,325,000	1,410,419
			7,643,327
TOTAL FINANCIALS			630,663,258
HEALTH CARE - 0.7%
Biotechnology - 0.1%
Amgen, Inc. 0.6081% 5/22/17 (e)		5,000,000	5,002,970
Nonconvertible Bonds - continued
		Principal Amount (b)	Value
HEALTH CARE - continued
Biotechnology - continued
Celgene Corp. 1.9% 8/15/17		$ 275,000	$ 279,233
Gilead Sciences, Inc. 2.4% 12/1/14		1,005,000	1,014,992
			6,297,195
Health Care Providers & Services - 0.2%
Aetna, Inc. 1.5% 11/15/17		590,000	592,791
AmerisourceBergen Corp. 5.875% 9/15/15		1,000,000	1,066,723
Catholic Health Initiatives:
1.6% 11/1/17		140,000	137,991
2.6% 8/1/18		745,000	752,110
Express Scripts Holding Co.:
2.1% 2/12/15		245,000	247,692
2.75% 11/21/14		805,000	813,464
Express Scripts, Inc. 3.125% 5/15/16		1,070,000	1,118,304
Humana, Inc. 6.45% 6/1/16		610,000	674,063
McKesson Corp.:
0.6351% 9/10/15 (e)		3,532,000	3,536,016
0.95% 12/4/15		405,000	407,027
1.292% 3/10/17		840,000	842,648
UnitedHealth Group, Inc.:
0.85% 10/15/15		450,000	452,296
1.875% 11/15/16		500,000	513,686
WellPoint, Inc.:
1.25% 9/10/15		710,000	716,046
5% 12/15/14		320,000	328,012
5.25% 1/15/16		340,000	364,357
			12,563,226
Life Sciences Tools & Services - 0.1%
Agilent Technologies, Inc. 6.5% 11/1/17		1,255,000	1,441,234
Life Technologies Corp.:
3.5% 1/15/16		1,495,000	1,557,763
4.4% 3/1/15		130,000	133,704
Thermo Fisher Scientific, Inc. 1.3% 2/1/17		900,000	902,912
			4,035,613
Pharmaceuticals - 0.3%
AbbVie, Inc.:
0.9829% 11/6/15 (e)		8,000,000	8,069,736
1.2% 11/6/15		3,380,000	3,408,953
Perrigo Co. PLC 1.3% 11/8/16 (d)		700,000	700,239
Nonconvertible Bonds - continued
		Principal Amount (b)	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC 7.75% 9/15/18		$ 2,685,000	$ 2,836,031
Watson Pharmaceuticals, Inc. 1.875% 10/1/17		1,425,000	1,440,602
			16,455,561
TOTAL HEALTH CARE			39,351,595
INDUSTRIALS - 0.2%
Airlines - 0.0%
Southwest Airlines Co.:
5.25% 10/1/14		925,000	938,677
5.75% 12/15/16		420,000	464,555
			1,403,232
Commercial Services & Supplies - 0.0%
Waste Management, Inc.:
2.6% 9/1/16		480,000	498,128
6.375% 3/11/15		560,000	585,389
			1,083,517
Electrical Equipment - 0.0%
Eaton Corp. 0.5634% 6/16/14 (e)		2,135,000	2,135,248
PPL Electric Utilities Corp. 3.9% 5/1/16 (d)		715,000	751,250
			2,886,498
Industrial Conglomerates - 0.0%
Roper Industries, Inc.:
1.85% 11/15/17		230,000	231,722
2.05% 10/1/18		650,000	652,707
			884,429
Professional Services - 0.0%
Experian Finance PLC 2.375% 6/15/17 (d)		640,000	653,322
Road & Rail - 0.1%
J.B. Hunt Transport Services, Inc. 2.4% 3/15/19		235,000	236,916
Kansas City Southern de Mexico SA de CV 2.35% 5/15/20		620,000	596,590
Penske Truck Leasing Co. LP:
2.5% 7/11/14 (d)		255,000	255,487
2.5% 3/15/16 (d)		1,060,000	1,091,900
Nonconvertible Bonds - continued
		Principal Amount (b)	Value
INDUSTRIALS - continued
Road & Rail - continued
Penske Truck Leasing Co. LP: - continued
2.875% 7/17/18 (d)		$ 365,000	$ 375,100
3.125% 5/11/15 (d)		340,000	347,923
			2,903,916
Trading Companies & Distributors - 0.1%
GATX Corp.:
1.25% 3/4/17		600,000	598,613
2.375% 7/30/18		255,000	257,887
3.5% 7/15/16		1,180,000	1,240,421
International Lease Finance Corp. 2.1834% 6/15/16 (e)		990,000	996,188
			3,093,109
Transportation Infrastructure - 0.0%
Heathrow Funding Ltd. 2.5% 6/25/15 (d)		1,615,000	1,641,908
TOTAL INDUSTRIALS			14,549,931
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.0%
Juniper Networks, Inc. 3.1% 3/15/16		170,000	175,080
Electronic Equipment & Components - 0.0%
Arrow Electronics, Inc. 3.375% 11/1/15		655,000	677,125
Internet Software & Services - 0.0%
Tencent Holdings Ltd. 2% 5/2/17 (d)		715,000	720,774
IT Services - 0.1%
Fidelity National Information Services, Inc. 1.45% 6/5/17		380,000	380,493
Fiserv, Inc. 3.125% 6/15/16		1,490,000	1,556,119
The Western Union Co. 1.227% 8/21/15 (e)		5,200,000	5,233,025
Xerox Corp. 2.95% 3/15/17		200,000	208,893
			7,378,530
Semiconductors & Semiconductor Equipment - 0.0%
Broadcom Corp. 2.375% 11/1/15		650,000	666,394
Software - 0.1%
Oracle Corp. 0.8065% 1/15/19 (e)		2,040,000	2,061,449
Technology Hardware, Storage & Peripherals - 0.0%
Hewlett-Packard Co.:
1.7845% 9/19/14 (e)		270,000	271,122
Nonconvertible Bonds - continued
		Principal Amount (b)	Value
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - continued
Hewlett-Packard Co.: - continued
2.35% 3/15/15		$ 700,000	$ 709,940
2.625% 12/9/14		785,000	793,818
			1,774,880
TOTAL INFORMATION TECHNOLOGY			13,454,232
MATERIALS - 0.5%
Chemicals - 0.1%
Eastman Chemical Co. 2.4% 6/1/17		710,000	729,768
The Dow Chemical Co. 2.5% 2/15/16		1,930,000	1,989,689
			2,719,457
Containers & Packaging - 0.0%
Rock-Tenn Co. 3.5% 3/1/20		1,115,000	1,151,976
Metals & Mining - 0.4%
Anglo American Capital PLC 1.1764% 4/15/16 (d)(e)		1,853,000	1,859,156
Goldcorp, Inc. 2.125% 3/15/18		530,000	530,686
Rio Tinto Finance (U.S.A.) PLC:
0.7845% 6/19/15 (e)		5,500,000	5,514,944
1.0734% 6/17/16 (e)		12,000,000	12,119,148
1.375% 6/17/16		1,520,000	1,539,339
			21,563,273
Paper & Forest Products - 0.0%
International Paper Co. 5.3% 4/1/15		920,000	956,350
TOTAL MATERIALS			26,391,056
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.9%
AT&T, Inc. 0.6084% 2/12/16 (e)		17,000,000	17,026,452
British Telecommunications PLC:
1.625% 6/28/16		635,000	643,957
2% 6/22/15		8,000,000	8,117,640
SBA Tower Trust:
2.24% 4/16/18 (d)		820,000	815,135
2.933% 12/15/17 (d)		2,205,000	2,252,048
3.598% 4/16/18 (d)		635,000	636,415
Verizon Communications, Inc.:
0.4354% 3/6/15 (d)(e)		8,000,000	8,003,048
Nonconvertible Bonds - continued
		Principal Amount (b)	Value
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Verizon Communications, Inc.: - continued
1.7634% 9/15/16 (e)		$ 10,000,000	$ 10,278,670
2.5% 9/15/16		1,530,000	1,583,922
			49,357,287
Wireless Telecommunication Services - 0.3%
America Movil S.A.B. de CV:
1.2344% 9/12/16 (e)		5,000,000	5,060,845
2.375% 9/8/16		890,000	916,700
3.625% 3/30/15		645,000	659,384
CC Holdings GS V LLC/Crown Castle GS III Corp. 2.381% 12/15/17		2,035,000	2,075,425
Vodafone Group PLC 0.6109% 2/19/16 (e)		10,000,000	10,015,860
			18,728,214
TOTAL TELECOMMUNICATION SERVICES			68,085,501
UTILITIES - 0.4%
Electric Utilities - 0.3%
Commonwealth Edison Co. 1.95% 9/1/16		385,000	394,432
Duke Energy Corp.:
0.6081% 4/3/17 (e)		1,874,000	1,879,794
1.625% 8/15/17		495,000	500,241
2.15% 11/15/16		1,485,000	1,529,309
3.95% 9/15/14		1,414,000	1,428,426
Duke Energy Industries, Inc. 0.5776% 7/11/16 (e)		5,000,000	5,027,455
EDF SA 1.15% 1/20/17 (d)		1,350,000	1,355,036
Enel Finance International SA 3.875% 10/7/14 (d)		1,405,000	1,419,887
Georgia Power Co. 0.5534% 3/15/16 (e)		510,000	509,557
Korea Hydro & Nuclear Power Co. Ltd. 3.125% 9/16/15 (d)		1,045,000	1,074,671
Mississippi Power Co. 2.35% 10/15/16		360,000	371,802
Monongahela Power Co. 5.7% 3/15/17 (d)		145,000	161,413
NextEra Energy Capital Holdings, Inc.:
1.2% 6/1/15		420,000	423,188
1.611% 6/1/14		1,175,000	1,175,000
PPL Capital Funding, Inc. 1.9% 6/1/18		350,000	350,015
Southern Co. 1.95% 9/1/16		485,000	497,756
			18,097,982
Nonconvertible Bonds - continued
		Principal Amount (b)	Value
UTILITIES - continued
Gas Utilities - 0.0%
Florida Gas Transmission Co. LLC 4% 7/15/15 (d)		$ 1,330,000	$ 1,372,809
Independent Power Producers & Energy Traders - 0.0%
PSEG Power LLC 2.75% 9/15/16		425,000	442,272
Multi-Utilities - 0.1%
CMS Energy Corp. 4.25% 9/30/15		1,255,000	1,311,921
Dominion Resources, Inc.:
1.95% 8/15/16		540,000	553,089
2.25% 9/1/15		515,000	525,467
NiSource Finance Corp. 5.4% 7/15/14		1,890,000	1,900,643
			4,291,120
TOTAL UTILITIES			24,204,183
TOTAL NONCONVERTIBLE BONDS (Cost $1,006,682,589)			1,013,876,951
U.S. Government and Government Agency Obligations - 0.8%

U.S. Government Agency Obligations - 0.5%
Fannie Mae:
0.375% 7/5/16		5,775,000	5,765,991
0.625% 8/26/16		5,615,000	5,629,947
Federal Home Loan Bank:
0.5% 11/20/15		3,390,000	3,404,465
0.625% 12/28/16		3,200,000	3,198,259
Freddie Mac 0.875% 10/14/16		10,895,000	10,974,392
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			28,973,054
U.S. Treasury Inflation-Protected Obligations - 0.3%
U.S. Treasury Inflation-Indexed Notes:
0.5% 4/15/15		3,619,232	3,675,007
2% 7/15/14		15,271,582	15,371,003
TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS			19,046,010
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $47,877,849)			48,019,064
U.S. Government Agency - Mortgage Securities - 1.0%
		Principal Amount (b)	Value
Fannie Mae - 0.8%
1.736% 10/1/33 (e)		$ 111,321	$ 114,796
1.95% 6/1/37 (e)		50,942	53,149
2.209% 12/1/35 (e)		20,624	21,558
2.303% 7/1/35 (e)		44,496	47,434
2.372% 8/1/37 (e)		31,828	33,986
2.443% 5/1/38 (e)		285,202	304,542
2.499% 1/1/37 (e)		28,948	30,911
2.582% 5/1/38 (e)		147,777	157,729
2.592% 5/1/38 (e)		130,746	139,612
2.592% 8/1/38 (e)		30,648	32,349
2.596% 4/1/38 (e)		51,363	54,846
2.665% 12/1/36 (e)		32,479	34,682
3% 1/1/27		777,962	810,508
3.5% 10/1/25 to 3/1/27		6,342,639	6,715,388
4% 2/1/25 to 10/1/41		9,092,069	9,706,496
4.5% 5/1/19 to 1/1/27		6,985,120	7,514,775
5% 11/1/18 to 4/1/38		4,073,418	4,466,699
5.5% 5/1/16 to 5/1/40		11,026,522	12,248,343
6% 1/1/22 to 1/1/41		2,631,017	2,932,192
TOTAL FANNIE MAE			45,419,995
Freddie Mac - 0.1%
2.233% 9/1/35 (e)		38,456	40,614
2.364% 6/1/38 (e)		126,104	133,569
2.375% 7/1/38 (e)		44,205	46,843
2.419% 2/1/37 (e)		39,039	41,686
2.472% 11/1/34 (e)		29,405	31,246
2.474% 10/1/36 (e)		250,607	264,288
2.608% 2/1/37 (e)		30,855	32,821
2.633% 5/1/37 (e)		34,980	36,788
2.728% 7/1/35 (e)		55,705	59,150
2.776% 2/1/37 (e)		56,405	60,230
2.951% 2/1/38 (e)		104,898	112,011
3.089% 5/1/38 (e)		49,550	52,136
4.5% 10/1/19 to 12/1/26		1,774,243	1,907,313
4.679% 7/1/38 (e)		79,536	84,269
4.683% 6/1/38 (e)		110,557	117,118
5% 10/1/18 to 12/1/23		1,139,077	1,231,672
5.5% 11/1/21 to 10/1/38		271,948	296,158
5.87% 12/1/36 (e)		17,456	18,709
U.S. Government Agency - Mortgage Securities - continued
		Principal Amount (b)	Value
Freddie Mac - continued
6% 5/1/17 to 8/1/22		$ 123,246	$ 135,261
6.055% 11/1/36 (e)		9,923	10,675
TOTAL FREDDIE MAC			4,712,557
Ginnie Mae - 0.1%
3% 9/20/27		1,894,467	1,989,191
3.5% 3/20/43 to 4/20/43		2,457,482	2,555,551
4.5% 9/20/40		503,352	550,631
5% 3/20/41		55,996	62,127
6% 7/15/36		667,750	766,229
TOTAL GINNIE MAE			5,923,729
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $55,655,163)			56,056,281
Asset-Backed Securities - 5.8%

Ally Auto Receivables Trust:
Series 2012-1 Class A3, 0.93% 2/16/16		168,239	168,530
Series 2012-2 Class A3, 0.74% 4/15/16		2,289,092	2,292,171
Series 2012-A Class D, 3.15% 10/15/18 (d)		335,000	345,900
Series 2012-SN1 Class A3, 0.57% 8/20/15		6,268,309	6,272,092
Series 2013-2 Class A3, 0.79% 1/15/18		1,295,000	1,296,851
Series 2013-SN1 Class A4, 0.9% 5/22/17		625,000	627,957
Series 2014-SN1:
Class A2A, 0.52% 10/20/16		3,000,000	2,999,498
Class A3, 0.75% 2/21/17		860,000	860,215
Ally Master Owner Trust:
Series 2012-1 Class A1, 0.9511% 2/15/17 (e)		3,655,000	3,668,938
Series 2012-3 Class A2, 1.21% 6/15/17		5,000,000	5,035,880
Series 2013-1:
Class A1, 0.6011% 2/15/18 (e)		8,000,000	8,019,546
Class A2, 1% 2/15/18		240,000	241,132
American Express Credit Account Master Trust:
Series 2009-2 Class A, 1.4011% 3/15/17 (e)		1,300,000	1,303,307
Series 2011-1 Class A, 0.3211% 4/17/17 (e)		1,060,000	1,060,305
Series 2012-2:
Class B, 0.99% 3/15/18		1,010,000	1,013,532
Class C, 1.29% 3/15/18 (d)		1,155,000	1,158,313
Series 2013-1 Class A, 0.5711% 2/16/21 (e)		570,000	572,002
Asset-Backed Securities - continued
		Principal Amount (b)	Value
AmeriCredit Auto Receivables Trust:
Series 2011-2 Class B, 2.33% 3/8/16		$ 292,070	$ 292,195
Series 2012-1 Class B, 1.73% 2/8/17		585,000	589,135
Series 2012-2 Class A3, 1.05% 10/11/16		393,358	393,931
Series 2012-4 Class A2, 0.49% 4/8/16		327,720	327,729
Series 2013-2 Class B, 1.19% 5/8/18		1,190,000	1,191,264
Series 2013-4 Class A2, 0.74% 11/8/16		3,818,309	3,820,576
Series 2013-5:
Class A3, 0.9% 9/10/18		1,890,000	1,896,540
Class B, 1.52% 1/8/19		315,000	315,732
ARI Fleet Lease Trust Series 2014-A Class A2, 0.81% 11/15/22 (d)		1,060,000	1,059,866
Bank of America Auto Trust Series 2012-1 Class A3, 0.78% 6/15/16		268,212	268,523
Bank of America Credit Card Master Trust Series 2014-A2 Class A, 0.4211% 9/16/19 (e)		10,000,000	10,007,520
BankBoston Home Equity Loan Trust Series 1998-2 Class A6, 6.64% 12/25/28 (MBIA Insured)		46,820	46,934
BMW Floorplan Master Owner Trust Series 2012-1A Class A, 0.5522% 9/15/17 (d)(e)		9,740,000	9,765,871
BMW Vehicle Lease Trust Series 2013-1 Class A3, 0.54% 9/21/15		1,050,000	1,050,617
Cabelas Master Credit Card Trust Series 2010-1A Class A2, 1.6011% 1/16/18 (d)(e)		1,175,000	1,183,941
Capital Auto Receivables Asset Trust:
Series 2013-1 Class A3, 0.79% 6/20/17		1,240,000	1,242,929
Series 2013-4 Class A3, 1.09% 3/20/18		985,000	987,098
Series 2014-1:
Class A3, 1.31% 6/20/18		705,000	709,847
Class B, 2.35% 1/22/19		220,000	222,668
Series 2014-2 Class A3, 1.26% 5/21/18		1,455,000	1,458,183
Capital One Multi-Asset Execution Trust Series 2013-A2 Class A2, 0.3311% 2/15/19 (e)		15,000,000	14,998,869
Carmax Auto Owner Trust:
Series 2010-2 Class A4, 2.04% 10/15/15		141,008	141,252
Series 2011-2 Class A3, 0.91% 12/15/15		115,009	115,059
Series 2012-1 Class A3, 0.89% 9/15/16		323,273	324,045
Series 2012-2 Class A3, 0.84% 3/15/17		620,273	621,991
Series 2012-3 Class A3, 0.52% 7/17/17		946,118	946,965
Series 2013-3 Class A2, 0.59% 8/15/16		5,539,257	5,546,212
Series 2013-4 Class A3, 0.8% 7/16/18		435,000	436,092
Series 2014-1:
Class B, 1.69% 8/15/19		100,000	100,102
Asset-Backed Securities - continued
		Principal Amount (b)	Value
Carmax Auto Owner Trust: - continued
Series 2014-1:
Class C, 1.93% 11/15/19		$ 145,000	$ 145,106
Series 2014-2 Class A2, 0.46% 4/17/17		5,000,000	4,998,316
CCG Receivables Trust Series 2014-1 Class A2, 1.06% 11/15/21 (d)		595,000	594,441
Chase Issuance Trust:
Series 2012-A6 Class A, 0.2811% 8/15/17 (e)		2,293,000	2,292,665
Series 2012-A9 Class A9, 0.3011% 10/16/17 (e)		10,000,000	9,999,448
Series 2013-A8 Class A8, 1.01% 10/15/18		1,160,000	1,164,232
CIT Equipment Collateral:
Series 2012-VT1 Class A3, 1.1% 8/22/16 (d)		195,768	196,083
Series 2013-VT1 Class A2, 0.65% 3/21/16 (d)		5,000,000	5,007,260
Citibank Credit Card Issuance Trust:
Series 2013-A1 Class A1, 0.25% 4/24/17 (e)		10,000,000	9,998,382
Series 2014-A3 Class A3, 0.3556% 5/9/18 (e)		5,000,000	5,000,590
CNH Equipment Trust:
Series 2011-B Class A3, 0.91% 8/15/16		263,191	263,475
Series 2012-A Class A3, 0.94% 5/15/17		379,787	380,687
Series 2012-C Class A3, 0.57% 12/15/17		525,000	525,506
Series 2012-D Class A2, 0.45% 4/15/16		1,579,018	1,579,127
Series 2013-A Class A3, 0.69% 6/15/18		1,800,000	1,802,961
Series 2013-B Class A2, 0.44% 10/17/16		2,525,012	2,525,106
Series 2013-C Class A3, 1.02% 8/15/18		335,000	336,855
Series 2014-A Class A2, 0.49% 6/15/17		3,000,000	2,999,694
CNH Wholesale Master Note Trust Series 2013-2A Class A, 0.7511% 8/15/19 (d)(e)		645,000	647,315
Diamond Resorts Owner Trust Series 2013-2 Class A, 2.27% 5/20/26 (d)		741,252	743,992
Discover Card Master Trust Series 2012-A5 Class A5, 0.3511% 1/16/18 (e)		15,000,000	15,010,808
Dryrock Issuance Trust Series 2013-1 Class A, 0.4922% 7/16/18 (e)		710,000	711,786
Enterprise Fleet Financing LLC:
Series 2013-1 Class A2, 0.68% 9/20/18 (d)		912,482	913,505
Series 2013-2 Class A2, 1.06% 3/20/19 (d)		595,000	597,783
Series 2014-1 Class A2, 0.87% 9/20/19 (d)		560,000	560,209
Exeter Automobile Receivables Trust Series 2014-2A Class A, 1.06% 8/15/18 (d)		235,000	234,991
Ford Credit Auto Lease Trust:
Series 2012-B:
Class B, 1.1% 12/15/15 (d)		230,000	230,966
Class C, 1.5% 3/15/17 (d)		290,000	291,704
Series 2013-A Class A2, 0.46% 5/15/15		1,550,256	1,550,355
Asset-Backed Securities - continued
		Principal Amount (b)	Value
Ford Credit Auto Lease Trust: - continued
Series 2013-B:
Class B, 1.23% 11/15/16		$ 695,000	$ 697,903
Class C, 1.51% 8/15/17		475,000	477,619
Ford Credit Auto Owner Trust Series 2010-A Class D, 4.05% 10/15/16		240,000	241,715
Ford Credit Floorplan Master Owner Trust:
Series 2010-3:
Class A1, 4.2% 2/15/17 (d)		1,170,000	1,201,203
Class C, 4.99% 2/15/17 (d)		720,000	742,159
Series 2012-4 Class A1, 0.74% 9/15/16		9,120,000	9,128,737
Series 2013-3Q Class A2, 0.4522% 6/15/17 (e)		4,000,000	4,004,420
Series 2013-5 Class A2, 0.6222% 9/15/18 (e)		5,000,000	5,023,166
GE Capital Credit Card Master Note Trust:
Series 2010-1 Class C, 5.75% 3/15/18 (d)		625,000	647,775
Series 2012-1 Class A, 1.03% 1/15/18		2,995,000	3,004,613
Series 2012-4 Class A, 0.4511% 6/15/18 (e)		17,275,000	17,262,407
GE Dealer Floorplan Master Note Trust:
Series 2011-1 Class A, 0.7493% 7/20/16 (e)		880,000	880,488
Series 2012-4 Class A, 0.5893% 10/20/17 (e)		825,000	827,828
Series 2013-1 Class A, 0.5493% 4/20/18 (e)		2,310,000	2,308,687
GE Equipment Midticket LLC Series 2012-1 Class A4, 0.78% 9/22/20		700,000	700,083
GE Equipment Small Ticket LLC:
Series 2012-1 Class A3, 1.04% 9/21/15 (d)		951,499	953,402
Series 2013-1A Class A2, 0.73% 1/25/16 (d)		5,076,109	5,079,443
Series 2014-1A:
Class A2, 0.59% 8/24/16 (d)		4,000,000	4,001,039
Class A3, 0.95% 9/25/17 (d)		1,520,000	1,523,335
GE Equipment Transportation LLC:
Series 2012-1 Class A3, 0.99% 11/23/15		73,113	73,209
Series 2012-2 Class A3, 0.62% 7/25/16		3,541,958	3,542,415
GreatAmerica Leasing Receivables Funding LLC Series 2014-1 Class A3, 0.89% 7/15/17 (d)		895,000	897,303
Honda Auto Receivables Owner Trust Series 2013-4 Class A3, 0.69% 9/18/17		1,125,000	1,127,171
Huntington Auto Trust:
Series 2011-1A Class A3, 1.01% 1/15/16 (d)		162,770	162,992
Series 2012-1 Class A3, 0.81% 9/15/16		954,125	956,252
Hyundai Auto Lease Securitization Trust:
Series 2012-A Class A3, 0.92% 8/17/15 (d)		3,300,343	3,303,967
Series 2013-A Class A2, 0.51% 9/15/15 (d)		3,171,571	3,172,678
Asset-Backed Securities - continued
		Principal Amount (b)	Value
Hyundai Auto Receivables Trust:
Series 2012-A Class A3, 0.72% 3/15/16		$ 78,531	$ 78,593
Series 2012-C Class A4, 0.73% 6/15/18		475,000	475,974
Series 2013-A Class A4, 0.75% 9/17/18		1,010,000	1,010,219
Hyundai Floorplan Master Owner Trust Series 2013-1A Class A, 0.5011% 5/15/18 (d)(e)		4,790,000	4,802,357
John Deere Owner Trust:
Series 2011-A Class A4, 1.96% 4/16/18		882,387	882,939
Series 2013-A Class A3, 0.6% 3/15/17		2,850,000	2,854,042
Kubota Credit Owner Trust Series 2014-1A Class A2, 0.58% 2/15/17 (d)		325,000	324,901
Mercedes-Benz Auto Lease Trust:
Series 2013-A:
Class A2, 0.39% 6/15/15		4,570,719	4,571,611
Class A4, 0.72% 12/17/18		4,195,000	4,204,009
Series 2013-B:
Class A2, 0.53% 9/15/15		5,000,000	5,004,261
Class A3, 0.62% 7/15/16		430,000	430,614
Mercedes-Benz Master Owner Trust:
Series 2012-AA Class A, 0.79% 11/15/17 (d)		1,155,000	1,159,492
Series 2012-BA Class A, 0.4211% 11/15/16 (d)(e)		7,630,000	7,633,339
Motor PLC:
Series 2012A Class A1C, 1.286% 2/25/20 (d)		163,200	163,339
Series 2013-1 Class A1, 0.6523% 2/25/21 (d)(e)		766,833	767,451
Series 2014-1A Class A1, 0.6452% 8/25/21 (d)(e)		906,553	907,304
MVW Owner Trust Series 2013-1A Class A, 2.15% 4/22/30 (d)		229,416	231,943
Navistar Financial Dealer Note Master Trust:
Series 2013-1 Class A, 0.8223% 1/25/18 (d)(e)		1,280,000	1,283,611
Series 2013-2 Class A, 0.8323% 9/25/18 (d)(e)		870,000	875,080
Nissan Auto Lease Trust:
Series 2012-A:
Class A3, 0.98% 5/15/15		60,053	60,068
Class A4, 1.13% 5/15/17		835,000	835,745
Series 2013-A Class A2A, 0.45% 9/15/15		4,937,009	4,939,052
Series 2013-B Class A3, 0.75% 6/15/16		335,000	335,924
Nissan Auto Receivables Owner Trust Series 2012-B Class A3, 0.46% 10/17/16		1,554,386	1,555,059
Nissan Master Owner Trust Receivables:
Series 2012-A Class A, 0.6222% 5/15/17 (e)		6,927,000	6,945,821
Series 2013-A Class A, 0.4522% 2/15/18 (e)		7,050,000	7,051,220
Porsche Innovative Lease Owner Trust Series 2013-1 Class A2, 0.54% 1/22/16 (d)		4,754,128	4,756,800
Asset-Backed Securities - continued
		Principal Amount (b)	Value
Residential Asset Mortgage Products, Inc. Series 2003-RZ2 Class A1, 3.6% 4/25/33 (AMBAC Insured)		$ 26,882	$ 26,323
Santander Drive Auto Receivables Trust:
Series 2013-1 Class A2, 0.48% 2/16/16		16,773	16,773
Series 2014-1 Class A2A, 0.66% 6/15/17		4,000,000	4,002,744
Sierra Receivables Funding Co. LLC:
Series 2013-1A Class A, 1.59% 11/20/29 (d)		285,929	286,707
Series 2014-1A Class A, 2.07% 3/20/30 (d)		975,806	982,203
Sierra Timeshare Receivables Funding Co. LLC Series 2013-3A Class A, 2.2% 10/20/30 (d)		578,800	584,787
SLM Student Loan Trust:
Series 2008-4 Class A2, 1.2788% 7/25/16 (e)		111,977	112,542
Series 2012-6 Class A1, 0.31% 2/27/17 (e)		319,631	319,625
Series 2012-7 Class A2, 0.43% 9/25/19 (e)		4,485,000	4,482,558
Series 2013-1 Class A2, 0.4% 9/25/19 (e)		8,310,000	8,298,989
Series 2014-1 Class A1, 0.4323% 5/28/19 (e)		4,485,680	4,485,673
Smart Trust:
Series 2012-2U.S.A. Class A3A, 1.59% 10/14/16 (d)		1,343,585	1,353,021
Series 2012-4U.S. Class A3A, 0.97% 3/14/17		670,000	672,443
Series 2013-1U.S. Class A3A, 0.84% 9/14/16		555,000	556,288
Series 2013-2U.S. Class A4A, 1.18% 2/14/19		435,000	434,432
SMART Trust Series 2014-1U.S. Class A3A, 0.96% 2/14/18		1,245,000	1,247,434
Toyota Auto Receivables Owner Trust:
Series 2012-A Class A3, 0.75% 2/16/16		301,787	302,313
Series 2013-A Class A4, 0.69% 11/15/18		815,000	814,767
Volkswagen Auto Lease Trust Series 2014-A Class A2A, 0.52% 10/20/16		5,000,000	5,000,498
Volvo Financial Equipment LLC Series 2014-1A Class A3, 0.82% 4/16/18 (d)		575,000	574,990
Wheels SPV LLC:
Series 2012-1 Class A2, 1.19% 3/20/21 (d)		248,227	248,862
Series 2014-1A Class A2, 0.87% 3/20/23 (d)		665,000	664,958
World Financial Network Credit Card Master Trust Series 2010-A Class A, 3.96% 4/15/19		745,000	769,739
World Omni Auto Lease Securitization Trust Series 2012-A:
Class A3, 0.93% 11/16/15		241,459	241,807
Asset-Backed Securities - continued
		Principal Amount (b)	Value
World Omni Auto Lease Securitization Trust Series 2012-A: - continued
Class A4, 1.06% 11/15/17		$ 365,000	$ 366,199
World Omni Master Owner Trust 201 Series 2013-1 Class A, 0.5011% 2/15/18 (d)(e)		1,175,000	1,176,820
TOTAL ASSET-BACKED SECURITIES (Cost $342,340,855)			342,407,475
Collateralized Mortgage Obligations - 1.5%

Private Sponsor - 0.1%
Banc of America Mortgage Securities, Inc.:
Series 2004-A Class 2A2, 2.6816% 2/25/34 (e)		32,424	32,648
Series 2004-H Class 2A2, 2.7486% 9/25/34 (e)		97,691	97,816
Fosse Master Issuer PLC floater Series 2012-1A Class 2A2 1.6279% 10/18/54 (d)(e)		506,287	512,683
Granite Master Issuer PLC floater:
Series 2006-1A Class A5, 0.2893% 12/20/54 (d)(e)		1,206,079	1,195,224
Series 2007-1 Class 3A1, 0.3493% 12/20/54 (e)		1,348,829	1,336,959
Granite Mortgages Series 2003-2 Class 1A3, 0.7279% 7/20/43 (e)		598,002	598,138
Granite Mortgages PLC floater:
Series 2003-3 Class 1A3, 0.6279% 1/20/44 (e)		56,104	55,966
Series 2004-1 Class 2A1, 0.5549% 3/20/44 (e)		1,161,014	1,157,582
Series 2004-3 Class 2A1, 0.5149% 9/20/44 (e)		810,181	806,936
Holmes Master Issuer PLC floater Series 2012-1A Class A2, 1.8765% 10/15/54 (d)(e)		1,369,296	1,383,373
Lanark Master Issuer PLC floater Series 2013-1A Class 1A1, 0.7281% 12/22/54 (d)(e)		1,045,000	1,043,367
Sequoia Mortgage Trust Series 2010-H1 Class A1, 3.75% 2/25/40 (e)		9,813	9,638
Silverstone Master Issuer PLC 1.7779% 1/21/55 (d)(e)		375,000	379,026
WaMu Mortgage pass-thru certificates Series 2005-AR12 Class 2A1, 2.5483% 9/25/35 (e)		73,903	74,213
Wells Fargo Mortgage Backed Securities Trust Series 2004-G Class A3, 4.6887% 6/25/34 (e)		76,190	76,759
TOTAL PRIVATE SPONSOR			8,760,328
U.S. Government Agency - 1.4%
Fannie Mae:
floater:
Series 2003-31 Class FM, 0.65% 4/25/33 (e)		2,910,955	2,945,495
Collateralized Mortgage Obligations - continued
		Principal Amount (b)	Value
U.S. Government Agency - continued
Fannie Mae: - continued
floater:
Series 2003-44 Class FH, 0.9% 6/25/33 (e)		$ 1,886,496	$ 1,919,178
Series 2003-48 Class FA, 0.9% 6/25/33 (e)		2,338,292	2,363,340
Series 2006-33 Class CF, 0.45% 5/25/36 (e)		300,193	300,975
Series 2012-79 Class FM, 0.6% 7/25/42 (e)		1,890,837	1,885,545
floater planned amortization class:
Series 2004-52 Class PF 0.6% 12/25/33 (e)		4,777,166	4,803,168
Series 2005-90 Class FC, 0.4% 10/25/35 (e)		230,309	230,832
sequential payer Series 2012-114 Class DF, 0.55% 8/25/39 (e)		53,022	52,880
sequential payer floater:
Series 2005-74 Class DF, 0.5% 7/25/35 (e)		7,329,113	7,358,195
Series 2005-83 Class FP, 0.48% 10/25/35 (e)		7,747,570	7,765,615
Series 2011-23 Class AB, 2.75% 6/25/20		141,715	146,143
Freddie Mac:
floater:
Series 2006-3153 Class UG, 0.6011% 5/15/36 (e)		170,523	171,103
Series 2011-3913 Class FA, 0.6511% 8/15/41 (e)		924,395	926,325
Series 2012-4077 Class MF, 0.6511% 7/15/42 (e)		2,143,325	2,139,199
Series 2711 Class FC, 1.0511% 2/15/33 (e)		531,514	539,491
Series 3879 Class AF, 0.5811% 6/15/41 (e)		1,018,253	1,024,857
floater planned amortization class:
Series 2953 Class LF, 0.4511% 12/15/34 (e)		3,401,531	3,411,212
Series 3102 Class FD, 0.4511% 1/15/36 (e)		613,348	615,599
Series 3117 Class JF, 0.4511% 2/15/36 (e)		246,343	247,112
Series 4020 Class EF 0.6011% 2/15/42 (e)		6,665,088	6,687,430
Series 4057 Class EF, 0.5011% 12/15/41 (e)		20,369,910	20,445,374
floater sequential payer:
Series 2828 Class TF, 0.6011% 10/15/30 (e)		3,776,258	3,789,505
Series 3046 Class F, 0.5211% 3/15/33 (e)		3,355,599	3,357,419
Series 3325:
Class FM, 0.5811% 5/15/37 (e)		469,228	471,820
Class FN, 0.5811% 5/15/37 (e)		469,228	471,820
planned amortization class Series 3081 Class CP 5.5% 10/15/34		443,616	450,238
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2009-108 Class CF, 0.7511% 11/16/39 (e)		385,630	389,680
Series 2009-116 Class KF, 0.6811% 12/16/39 (e)		325,246	328,141
Series 2009-127 Class FA, 0.6993% 9/20/38 (e)		449,281	453,282
Series 2010-9 Class FA, 0.6711% 1/16/40 (e)		512,723	517,148
Collateralized Mortgage Obligations - continued
		Principal Amount (b)	Value
U.S. Government Agency - continued
Ginnie Mae guaranteed REMIC pass-thru certificates: - continued
floater:
Series 2012-113 Class FJ, 0.3993% 1/20/42 (e)		$ 924,946	$ 922,081
Series 2012-84 Class FH, 0.6011% 7/16/42 (e)		3,479,285	3,493,974
floater planned amortization class Series 2004-80 Class FM, 0.4493% 7/20/34 (e)		173,375	173,391
floater sequential payer Series 2010-120 Class FB 0.4493% 9/20/35 (e)		364,281	365,293
planned amortization class:
Series 2010-112 Class PM, 3.25% 9/20/33		94,631	95,307
Series 2010-99 Class PT, 3.5% 8/20/33		123,418	124,442
TOTAL U.S. GOVERNMENT AGENCY			81,382,609
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $90,127,917)			90,142,937
Commercial Mortgage Securities - 0.7%

Banc of America Commercial Mortgage Trust:
sequential payer:
Series 2005-3 Class A4, 4.668% 7/10/43		420,000	430,371
Series 2006-2 Class A4, 5.919% 5/10/45 (e)		750,000	806,364
Series 2006-4 Class A4, 5.634% 7/10/46		361,565	390,819
Series 2006-1 Class A4, 5.372% 9/10/45 (e)		1,520,000	1,608,798
Banc of America REMIC Trust Series 2012-CLRN Class A1, 1.3011% 8/15/29 (d)(e)		1,720,000	1,721,701
Bear Stearns Commercial Mortgage Securities Trust:
sequential payer:
Series 2005-PWR8 Class A4, 4.674% 6/11/41		430,510	442,805
Series 2006-PW14 Class A4, 5.201% 12/11/38		625,000	680,301
Series 2007-PW17 Class AAB, 5.703% 6/11/50		306,362	309,771
Series 05-PWR7 Class A3, 5.116% 2/11/41		1,115,000	1,135,612
Series 2006-T24 Class A4, 5.537% 10/12/41		986,271	1,073,666
CGBAM Commercial Mortgage Trust Series 2013-A1 Class A1, 1.313% 5/15/30 (d)(e)		1,659,232	1,665,426
Citigroup Commercial Mortgage Trust:
Series 13-GC15 Class A1, 1.378% 9/10/46		812,418	817,709
Series 2014-GC19 Class A1, 1.199% 3/10/47		400,098	400,445
Series 2014-GC21 Class A1, 1.242% 5/10/47		685,000	685,929
COMM Mortgage Trust:
Series 2014-CR15 Class A1, 1.218% 2/10/47		1,027,836	1,028,957
Commercial Mortgage Securities - continued
		Principal Amount (b)	Value
COMM Mortgage Trust: - continued
Series 2014-CR17 Class A1, 1.275% 5/10/47		$ 450,000	$ 450,657
Series 2014-LC15 Class A1, 1.259% 4/10/47		810,656	811,214
Series 2014-UBS2 Class A1, 1.298% 3/10/47		513,877	514,252
COMM Mortgage Trust pass-thru certificates Series 2014-TWC Class A, 1.003% 2/13/32 (d)(e)		400,000	400,131
Commercial Mortgage Trust pass-thru certificates:
sequential payer Series 2012-LC4 Class A1, 1.156% 12/10/44		145,319	146,016
Series 2005-C6 Class A5B, 5.167% 6/10/44 (e)		210,000	219,599
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C1 Class A4, 5.014% 2/15/38 (e)		334,659	340,108
DBUBS Series 2011-LC3A Class A1, 2.238% 8/10/44		241,159	243,708
Del Coronado Trust floater Series 2013-HDC Class A, 0.953% 3/15/26 (d)(e)		1,500,000	1,498,163
Extended Stay America Trust floater Series 2013-ESFL:
Class A1FL, 0.951% 12/5/31 (d)(e)		847,458	847,458
Class A2FL, 0.851% 12/5/31 (d)(e)		1,110,000	1,109,327
Freddie Mac pass-thru certificates:
Series 2013-K502 Class A2, 1.426% 8/25/17		1,505,000	1,523,221
Series K712 Class A1, 1.369% 5/25/19		1,943,041	1,952,777
GCCFC Commercial Mortgage Trust Series 2005-GG3 Class A3, 4.569% 8/10/42		20,853	20,832
Greenwich Capital Commercial Funding Corp. Series 2006-GG7 Class A4, 5.8198% 7/10/38 (e)		892,257	963,450
GS Mortgage Securities Corp. II Series 2006-GG6 Class A4, 5.553% 4/10/38 (e)		370,000	392,495
GS Mortgage Securities Corp. Trust Series 2013-KYO Class A, 1.0005% 11/8/29 (d)(e)		1,840,000	1,844,599
GS Mortgage Securities Trust:
sequential payer:
Series 2011-GC3 Class A1, 2.331% 3/10/44 (d)		559,196	563,929
Series 2013-GC13 Class A1, 1.206% 7/10/46		508,538	510,384
Series 14-GC20 Class A1, 1.343% 4/10/47		311,034	311,946
Series 2012-GC6 Class A1, 1.282% 1/10/45		46,819	47,073
Hilton U.S.A. Trust floater Series 2013-HLF Class AFL, 1.153% 11/5/30 (d)(e)		1,304,000	1,304,771
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C14 Class A1, 1.2604% 8/15/46		971,447	975,612
Series 2014-C19 Class A1, 1.2661% 4/15/47		535,000	535,621
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2004-PNC1 Class A4, 5.7185% 6/12/41 (e)		24,830	24,824
Series 2012-C6 Class A1, 1.0305% 5/15/45		119,455	119,734
Commercial Mortgage Securities - continued
		Principal Amount (b)	Value
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2013-FL3 Class A1, 0.9511% 4/15/28 (d)(e)		$ 1,640,000	$ 1,633,109
Series 11-C4 Class A1, 1.5251% 7/15/46 (d)		29,672	29,682
Series 2004-CBX Class A6, 4.899% 1/12/37		340,000	342,438
Series 2005-LDP2 Class A3A, 4.678% 7/15/42		89,336	90,030
Series 2005-LDP4 Class ASB, 4.824% 10/15/42 (e)		8,891	8,971
LB-UBS Commercial Mortgage Trust:
sequential payer Series 2006-C1 Class A4, 5.156% 2/15/31		375,000	395,790
Series 2004-C1 Class A4, 4.568% 1/15/31		38,097	39,435
Series 2005-C7 Class A4, 5.197% 11/15/30		1,519,347	1,573,531
Merrill Lynch-CFC Commercial Mortgage Trust Series 2006-2 Class A4, 6.0658% 6/12/46 (e)		464,372	501,632
Morgan Stanley BAML Trust Series 2014-C14 Class A1, 1.25% 2/15/47		188,869	188,969
Morgan Stanley Capital I Trust:
floater Series 2007-XLFA Class A2, 0.252% 10/15/20 (d)(e)		648,440	647,481
sequential payer:
Series 2005-HQ6 Class A4A, 4.989% 8/13/42		445,000	458,347
Series 2005-IQ9 Class A5, 4.7% 7/15/56		923,164	933,021
Series 2005-T17 Class A5, 4.78% 12/13/41		171,988	174,097
Series 2006-HQ9 Class A4, 5.731% 7/12/44 (e)		1,171,197	1,264,055
Series 2008-T29 Class A3, 6.4593% 1/11/43 (e)		53,640	54,343
Wachovia Bank Commercial Mortgage Trust:
sequential payer Series 05-C18 Class A4, 4.935% 4/15/42 (e)		180,000	183,963
Series 2004-C14 Class A4, 5.088% 8/15/41 (e)		35,370	35,426
WF-RBS Commercial Mortgage Trust:
sequential payer:
Series 2011-C4 Class A1, 1.607% 6/15/44 (d)		433,574	436,942
Series 2013-C16 Class A1, 1.406% 9/15/46		609,116	613,603
Series 2013-C17 Class A1, 1.154% 12/15/46		418,448	419,241
Series 2013-UBS1 Class A1, 1.122% 3/15/46		329,947	329,914
Series 2014-C20 Class A1, 1.283% 5/15/47		880,000	881,151
Series 2014-LC14 Class A1, 1.193% 3/15/47		292,689	292,802
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $43,193,331)			42,398,548
Municipal Securities - 0.2%
		Principal Amount (b)	Value
Florida Hurricane Catastrophe Fund Fin. Corp. Rev. Series 2013 A, 1.298% 7/1/16		$ 1,475,000	$ 1,490,414
Illinois Gen. Oblig. Series 2010, 4.421% 1/1/15		5,000,000	5,108,900
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2013, 0.45%, tender 8/1/14 (e)(f)		5,000,000	5,000,300
Univ. of California Revs. Bonds Series 2011 Y1, 0.651%, tender 7/1/17 (e)		445,000	445,587
TOTAL MUNICIPAL SECURITIES (Cost $12,030,732)			12,045,201
Foreign Government and Government Agency Obligations - 0.1%

Republic of Iceland 4.875% 6/16/16 (d)		2,240,000	2,348,653
Turkish Republic 4.557% 10/10/18 (d)		825,000	866,250
United Mexican States 9.5% 12/18/14	MXN	46,020,000	3,691,709
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $6,756,154)			6,906,612
Fixed-Income Funds - 3.6%
	Shares
Bank Loan Funds - 3.6%
Fidelity Floating Rate High Income Fund (c) (Cost $209,584,201)	20,965,659	209,027,618
Short-Term Funds - 63.2%

Short-Term Funds - 63.2%
BlackRock Low Duration Bond Portfolio	9,445,716	92,662,476
Delaware Limited-Term Diversified Income Fund - Class A	16,185,151	139,192,299
Fidelity Conservative Income Bond Fund Institutional Class (c)	42,114,295	422,827,519
Fidelity Short-Term Bond Fund (c)	84,798,334	730,961,639
Janus Short-Term Bond Fund - Class T	86,252,065	265,656,359
JPMorgan Short Duration Bond Fund - Select Class Shares	26,748,326	292,359,204
Metropolitan West Low Duration Bond Fund - Class M	64,155,113	567,131,195
Short-Term Funds - continued
	Shares	Value
Short-Term Funds - continued
PIMCO Short-Term Fund	108,137,961	$ 1,069,484,424
Wells Fargo Advantage Ultra Short-Term Municipal Income Fund - Administrator Class	26,734,833	128,861,895
TOTAL SHORT-TERM FUNDS (Cost $3,693,409,745)		3,709,137,010
Money Market Funds - 5.8%

Fidelity Institutional Money Market Portfolio Institutional Class 0.09% (a)(c)	308,767,467	308,767,467
SSgA U.S. Treasury Money Market Fund, 0% (a)	29,168,919	29,168,919
TOTAL MONEY MARKET FUNDS (Cost $337,936,386)		337,936,386
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $5,845,594,922)		5,867,954,083
NET OTHER ASSETS (LIABILITIES) - 0.0%		1,198,001
NET ASSETS - 100%		$ 5,869,152,084
Currency Abbreviations
MXN	-	Mexican peso
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Amount is stated in United States dollars unless otherwise noted.
(c) Affiliated Fund

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $304,572,326 or 5.2% of net assets.

(e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(f) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Conservative Income Bond Fund Institutional Class	$ 366,340,517	$ 115,753,287	$ 59,265,143	$ 1,980,926	$ 422,827,519
Fidelity Floating Rate High Income Fund	83,209,298	126,144,752	-	5,004,474	209,027,618
Fidelity Institutional Money Market Portfolio Institutional Class	595,053,053	180,513,695	466,799,281	425,265	308,767,467
Fidelity Short-Term Bond Fund	757,273,268	101,251,240	130,050,753	6,496,371	730,961,639
Total	$ 1,801,876,136	$ 523,662,974	$ 656,115,177	$ 13,907,036	$ 1,671,584,243
Other Information

The following is a summary of the inputs used, as of May 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$ 1,013,876,951	$ -	$ 1,013,876,951	$ -
U.S. Government and Government Agency Obligations	48,019,064	-	48,019,064	-
U.S. Government Agency - Mortgage Securities	56,056,281	-	56,056,281	-
Asset-Backed Securities	342,407,475	-	342,407,475	-
Collateralized Mortgage Obligations	90,142,937	-	90,142,937	-
Commercial Mortgage Securities	42,398,548	-	42,398,548	-
Municipal Securities	12,045,201	-	12,045,201	-
Foreign Government and Government Agency Obligations	6,906,612	-	6,906,612	-
Fixed-Income Funds	209,027,618	209,027,618	-	-
Short-Term Funds	3,709,137,010	3,709,137,010	-	-
Money Market Funds	337,936,386	337,936,386	-	-
Total Investments in Securities:	$ 5,867,954,083	$ 4,256,101,014	$ 1,611,853,069	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $4,180,149,185)	$ 4,196,369,840
Affiliated issuers (cost $1,665,445,737)	1,671,584,243
Total Investments (cost $5,845,594,922)		$ 5,867,954,083
Receivable for investments sold		647,130
Receivable for fund shares sold		4,148,959
Dividends receivable		94,328
Interest receivable		3,824,749
Prepaid expenses		31,478
Other receivables		14,168
Total assets		5,876,714,895

Liabilities
Payable to custodian bank	$ 2
Payable for investments purchased	3,890,398
Payable for fund shares redeemed	3,074,601
Distributions payable	3,380
Accrued management fee	184,497
Other affiliated payables	345,400
Other payables and accrued expenses	64,533
Total liabilities		7,562,811

Net Assets		$ 5,869,152,084
Net Assets consist of:
Paid in capital		$ 5,852,120,680
Distributions in excess of net investment income		(3,087,686)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,243,807)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		22,362,897
Net Assets, for 581,273,483 shares outstanding		$ 5,869,152,084
Net Asset Value, offering price and redemption price per share ($5,869,152,084 ÷ 581,273,483 shares)		$ 10.10

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended May 31, 2014

Investment Income
Dividends: Unaffiliated issuers		$ 24,092,131
Affiliated issuers		13,907,036
Interest		15,848,463
Total income		53,847,630

Expenses
Management fee	$ 17,778,308
Transfer agent fees	2,925,840
Accounting fees and expenses	1,219,864
Custodian fees and expenses	45,214
Independent trustees' compensation	70,409
Registration fees	123,987
Audit	64,361
Legal	43,240
Miscellaneous	51,979
Total expenses before reductions	22,323,202
Expense reductions	(15,462,529)	6,860,673
Net investment income (loss)		46,986,957
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,855,955)
Affiliated issuers	(93,483)
Foreign currency transactions	(65,858)
Realized gain distributions from underlying funds:
Unaffiliated issuers	1,806,724
Affiliated issuers	684,977
Total net realized gain (loss)		(1,523,595)
Change in net unrealized appreciation (depreciation) on: Investment securities	11,819,485
Assets and liabilities in foreign currencies	3,736
Total change in net unrealized appreciation (depreciation)		11,823,221
Net gain (loss)		10,299,626
Net increase (decrease) in net assets resulting from operations		$ 57,286,583

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended May 31, 2014	Year ended May 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 46,986,957	$ 39,456,410
Net realized gain (loss)	(1,523,595)	5,795,246
Change in net unrealized appreciation (depreciation)	11,823,221	4,655,778
Net increase (decrease) in net assets resulting from operations	57,286,583	49,907,434
Distributions to shareholders from net investment income	(48,003,028)	(39,518,034)
Distributions to shareholders from net realized gain	(5,057,856)	(3,948,186)
Total distributions	(53,060,884)	(43,466,220)
Share transactions Proceeds from sales of shares	2,185,747,245	3,929,237,705
Reinvestment of distributions	53,026,928	43,404,720
Cost of shares redeemed	(2,599,243,590)	(689,279,165)
Net increase (decrease) in net assets resulting from share transactions	(360,469,417)	3,283,363,260
Total increase (decrease) in net assets	(356,243,718)	3,289,804,474

Net Assets
Beginning of period	6,225,395,802	2,935,591,328
End of period (including distributions in excess of net investment income of $3,087,686 and undistributed net investment income of $446,871, respectively)	$ 5,869,152,084	$ 6,225,395,802
Other Information Shares
Sold	217,103,341	389,099,010
Issued in reinvestment of distributions	5,267,269	4,298,993
Redeemed	(258,168,243)	(68,268,529)
Net increase (decrease)	(35,797,633)	325,129,474

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended May 31,	2014	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.09	$ 10.06	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.077	.087	.035
Net realized and unrealized gain (loss)	.020	.040	.051
Total from investment operations	.097	.127	.086
Distributions from net investment income	(.079)	(.089)	(.026)
Distributions from net realized gain	(.008)	(.008)	-
Total distributions	(.087)	(.097)	(.026)
Net asset value, end of period	$ 10.10	$ 10.09	$ 10.06
Total Return B,C	.96%	1.27%	.86%
Ratios to Average Net Assets F
Expenses before reductions	.36%	.38%	.48% A
Expenses net of fee waivers, if any	.11%	.13%	.23% A
Expenses net of all reductions	.11%	.13%	.23% A
Net investment income (loss)	.76%	.87%	.79% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,869,152	$ 6,225,396	$ 2,935,591
Portfolio turnover rate G	31%	17% H	5% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 20, 2011 (commencement of operations) to May 31, 2012.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Portfolio turnover rate excludes securities received or delivered in-kind.

I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended May 31, 2014

1. Organization.

Strategic Advisers Short Duration Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, municipal securities, U.S. government and government agency obligations and commercial paper are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of May 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, foreign currency transactions, market discount, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 31,002,880
Gross unrealized depreciation	(8,620,871)
Net unrealized appreciation (depreciation) on securities and other investments	$ 22,382,009

Tax Cost	$ 5,845,572,074

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (2,098,200)
Net unrealized appreciation (depreciation)	$ 22,385,745

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (2,098,200)

The tax character of distributions paid was as follows:

	May 31, 2014	May 31, 2013
Ordinary Income	$ 51,237,020	$ 43,466,220
Long-term Capital Gains	1,823,864	-
Total	$ 53,060,884	$ 43,466,220

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities and U.S. government securities, aggregated $1,833,068,975 and $2,099,326,993, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

will not exceed .55% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .29% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Pyramis Global Advisors, LLC (Pyramis), an affiliate of the investment adviser, and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .05% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,899 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2016. During the period, this waiver reduced the Fund's management fee by $15,419,785.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions - continued

In addition, the investment adviser has voluntarily agreed to waive a portion of the Fund's management fee. During the period, this waiver reduced the Fund's management fee by $42,744.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of approximately 11% of the total outstanding shares of Fidelity Conservative Income Bond Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Short Duration Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Short Duration Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Short Duration Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 22, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds. Ms. Farrell oversees 20 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

A total of 3.33% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Pyramis Global Advisors, LLC

T. Rowe Price Associates, Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

ASD-UANN-0714
1.934457.103

Strategic Advisers®
Value Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

May 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended May 31, 2014	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® Value Fund	20.07%	16.66%	16.22%

A From December 30, 2008.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Value Fund on December 30, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a rough start to 2014 to post a strong gain in a risk-taking environment, as the S&P 500® Index returned 20.45% for the 12 months ending May 31, 2014, finishing at an all-time high. U.S. Federal Reserve policies balancing stimulus reductions with continued low interest rates contributed to a broad advance: All 10 S&P 500® market sectors gained, nine by more than 10%. Industrials (+27%) was the best-performing group, driven by demand for autos and other durable goods. Health care (+26%) was close behind, aided by new drugs and predictable reimbursements. Telecommunication services (+8%) proved the laggard, battling slow growth and stiff pricing competition. Volatility remained low for much of the period, despite spiking early in 2014 amid conflict in Ukraine and fear of a slowing economy in China. The S&P 500® index finished strongly, aided by a rise in consumer spending and the lowest unemployment rate since 2008 - two factors that reduced the sting of weather-beaten first-quarter economic figures that showed contraction for the first time since 2011. Across segments, investors preferred large-cap stocks to small-caps and growth over value in the period. The small-cap Russell 2000® Index lagged the S&P 500® with a 16.79% return, while the growth-oriented Nasdaq Composite Index® rose 24.33%.

Comments from John Stone and Kristina Stookey, Lead Portfolio Manager and Co-Portfolio Manager, respectively, of Strategic Advisers® Value Fund: For the year, Strategic Advisers® Value Fund (the Fund) returned 20.07%, outpacing the 19.60% gain of the Russell 1000® Value Index. Relative to the benchmark, sub-adviser LSV Asset Management was the biggest contributor, as its valuation-focused and generally higher-risk style, along with solid stock picks in consumer staples and financials, fueled strong comparative performance. Sub-adviser Brandywine Global Investment Management's quantitative approach resulted in favorable positioning in financials, which included avoiding real estate investment trusts (REITs), a group that significantly underperformed the index. Brandywine also was helped by overweightings in the better-performing industrials and information technology sectors. Sub-adviser Aristotle Capital Management, which holds a concentrated portfolio of what it believes are high-quality companies with stocks trading at steep discounts, benefited from positive security selection in energy and financials. On the downside, ASTON/River Road Dividend All Cap Value Fund and Invesco Diversified Dividend Fund were the primary detractors. Their strategies of focusing on companies paying relatively high dividends was unable to keep pace during a period when the market was generally moving higher.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2013 to May 31, 2014).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During Period* December 1, 2013 to May 31, 2014
Actual	.31%	$ 1,000.00	$ 1,076.20	$ 1.60
HypotheticalA		$ 1,000.00	$ 1,023.39	$ 1.56

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of May 31, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Value Advantage Fund Select Class	10.5	7.1
American Beacon Large Cap Value Fund Institutional Class	4.6	4.9
Invesco Diversified Dividend Fund - Class A	4.3	4.6
Fidelity Low-Priced Stock Fund	3.8	3.5
Exxon Mobil Corp.	2.2	1.3
Wells Fargo & Co.	2.1	2.0
T. Rowe Price Mid-Cap Value Fund - Advisor Class	2.0	2.9
JPMorgan Chase & Co.	1.8	2.1
ASTON/River Road Dividend All Cap Value Fund Class N	1.7	1.9
Pfizer, Inc.	1.6	1.7
	34.6
Top Five Market Sectors as of May 31, 2014
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.0	19.0
Information Technology	10.4	9.2
Energy	8.8	8.7
Health Care	8.5	9.6
Industrials	6.9	7.2
Asset Allocation (% of fund's net assets)
As of May 31, 2014	As of November 30, 2013
Common Stocks 67.0%	Common Stocks 70.0%
Large Value Funds 21.5%	Large Value Funds 19.0%
Mid-Cap Blend Funds 3.8%	Mid-Cap Blend Funds 3.5%
Mid-Cap Value Funds 2.0%	Mid-Cap Value Funds 2.9%
Short-Term Investments and Net Other Assets (Liabilities) 5.7%	Short-Term Investments and Net Other Assets (Liabilities) 4.6%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments May 31, 2014

Showing Percentage of Net Assets

Common Stocks - 67.0%
	Shares	Value
CONSUMER DISCRETIONARY - 5.9%
Auto Components - 0.8%
Autoliv, Inc.	160,900	$ 17,055,400
Cooper Tire & Rubber Co.	265,127	7,378,484
Delphi Automotive PLC	100,100	6,912,906
Johnson Controls, Inc.	259,900	12,568,764
Lear Corp.	365,798	32,208,514
The Goodyear Tire & Rubber Co.	83,800	2,209,806
TRW Automotive Holdings Corp. (a)	234,900	19,935,963
		98,269,837
Automobiles - 0.5%
Ford Motor Co.	2,405,500	39,546,420
General Motors Co.	244,000	8,437,520
Harley-Davidson, Inc.	66,900	4,765,956
Honda Motor Co. Ltd.	182,700	6,413,687
		59,163,583
Diversified Consumer Services - 0.1%
Apollo Ed Group, Inc. Class A (non-vtg.) (a)	201,017	5,387,256
Hotels, Restaurants & Leisure - 0.3%
Carnival Corp. unit	160,500	6,424,815
Hyatt Hotels Corp. Class A (a)	12,700	776,732
Las Vegas Sands Corp.	115,600	8,845,712
McDonald's Corp.	132,300	13,419,189
Royal Caribbean Cruises Ltd.	64,700	3,577,263
Six Flags Entertainment Corp.	159,565	6,456,000
Wyndham Worldwide Corp.	18,200	1,345,526
		40,845,237
Household Durables - 0.4%
D.R. Horton, Inc.	395,148	9,357,105
Lennar Corp. Class A	453,000	18,527,700
Newell Rubbermaid, Inc.	109,400	3,203,232
PulteGroup, Inc.	102,500	2,004,900
Tupperware Brands Corp.	19,600	1,640,912
Whirlpool Corp.	147,600	21,187,980
		55,921,829
Leisure Products - 0.0%
Hasbro, Inc.	49,300	2,647,410
Media - 2.4%
CBS Corp. Class B	116,639	6,952,851
Comcast Corp. Class A	439,016	22,916,635
DIRECTV (a)	604,500	49,834,980
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
Gannett Co., Inc.	515,500	$ 14,325,745
Liberty Global PLC Class C	420,214	17,985,159
Liberty Media Corp. Class A (a)	117,911	14,990,025
News Corp. Class A (a)	339,474	5,791,426
Omnicom Group, Inc.	165,179	11,752,486
Scholastic Corp.	95,400	3,041,352
The Walt Disney Co.	342,300	28,756,623
Time Warner Cable, Inc.	217,270	30,669,833
Time Warner, Inc.	1,102,847	77,011,806
Viacom, Inc. Class B (non-vtg.)	346,000	29,524,180
		313,553,101
Multiline Retail - 0.8%
Big Lots, Inc. (a)	160,800	6,824,352
Dillard's, Inc. Class A	120,100	13,541,275
Kohl's Corp.	458,000	24,933,520
Macy's, Inc.	673,769	40,352,025
Nordstrom, Inc.	66,800	4,546,408
Target Corp.	290,100	16,466,076
		106,663,656
Specialty Retail - 0.5%
Abercrombie & Fitch Co. Class A	158,700	6,032,187
AutoNation, Inc. (a)	33,500	1,915,195
AutoZone, Inc. (a)	13,100	6,975,750
Best Buy Co., Inc.	236,300	6,536,058
CST Brands, Inc.	62,555	2,068,694
Foot Locker, Inc.	39,500	1,903,110
Home Depot, Inc.	335,588	26,924,225
Murphy U.S.A., Inc. (a)	54,950	2,795,856
Penske Automotive Group, Inc.	34,300	1,595,636
Ross Stores, Inc.	130,100	8,905,345
		65,652,056
Textiles, Apparel & Luxury Goods - 0.1%
Hanesbrands, Inc.	117,800	9,992,974
VF Corp.	76,400	4,814,728
		14,807,702
TOTAL CONSUMER DISCRETIONARY		762,911,667
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 4.6%
Beverages - 0.2%
Anheuser-Busch InBev SA NV ADR	85,000	$ 9,343,200
Coca-Cola Enterprises, Inc.	101,600	4,637,024
Diageo PLC sponsored ADR	114,000	14,682,060
Dr. Pepper Snapple Group, Inc.	53,200	3,069,640
		31,731,924
Food & Staples Retailing - 2.2%
Costco Wholesale Corp.	78,800	9,142,376
CVS Caremark Corp.	1,464,145	114,671,836
Kroger Co.	822,000	39,242,280
Safeway, Inc.	258,100	8,863,154
Sysco Corp.	190,100	7,134,453
Wal-Mart Stores, Inc.	1,081,500	83,026,755
Walgreen Co.	262,000	18,840,420
		280,921,274
Food Products - 1.4%
Archer Daniels Midland Co.	772,300	34,707,162
Bunge Ltd.	47,200	3,667,912
Fresh Del Monte Produce, Inc.	177,200	5,133,484
General Mills, Inc.	465,000	25,542,450
Ingredion, Inc.	270,300	20,583,345
Kellogg Co.	48,100	3,317,938
Kraft Foods Group, Inc.	79,700	4,738,962
Pilgrims Pride Corp. (a)	70,100	1,783,344
The Hershey Co.	93,000	9,052,620
Tyson Foods, Inc. Class A	1,470,937	62,455,985
Unilever NV (NY Reg.)	365,000	15,844,650
		186,827,852
Household Products - 0.3%
Energizer Holdings, Inc.	162,400	18,838,400
Kimberly-Clark Corp.	145,500	16,346,925
		35,185,325
Personal Products - 0.1%
Coty, Inc. Class A	648,300	10,813,644
Herbalife Ltd.	25,400	1,646,682
		12,460,326
Tobacco - 0.4%
Altria Group, Inc.	654,700	27,209,332
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - continued
Lorillard, Inc.	142,000	$ 8,828,140
Reynolds American, Inc.	206,700	12,325,521
		48,362,993
TOTAL CONSUMER STAPLES		595,489,694
ENERGY - 8.8%
Energy Equipment & Services - 1.2%
Atwood Oceanics, Inc. (a)	236,000	11,646,600
Baker Hughes, Inc.	184,000	12,975,680
Ensco PLC Class A	177,300	9,336,618
Halliburton Co.	582,036	37,622,807
Helmerich & Payne, Inc.	243,446	26,766,888
National Oilwell Varco, Inc.	162,400	13,295,688
Noble Corp.	293,300	9,227,218
Oil States International, Inc. (a)	9,400	1,011,252
Parker Drilling Co. (a)	355,005	2,296,882
Patterson-UTI Energy, Inc.	40,400	1,336,836
Schlumberger Ltd.	170,934	17,783,973
Superior Energy Services, Inc.	42,500	1,410,575
		144,711,017
Oil, Gas & Consumable Fuels - 7.6%
Anadarko Petroleum Corp.	165,400	17,013,044
Apache Corp.	227,000	21,160,940
BP PLC sponsored ADR	102,500	5,171,125
Chesapeake Energy Corp.	180,400	5,181,088
Chevron Corp.	690,400	84,774,216
ConocoPhillips Co.	1,214,400	97,079,136
CONSOL Energy, Inc.	62,200	2,747,374
Devon Energy Corp.	379,500	28,045,050
Energen Corp.	79,987	6,829,290
EOG Resources, Inc.	233,938	24,750,640
EQT Corp.	96,271	10,289,444
Exxon Mobil Corp.	2,834,628	284,965,153
Hess Corp.	538,300	49,146,790
HollyFrontier Corp.	35,900	1,768,075
Marathon Oil Corp.	805,900	29,544,294
Marathon Petroleum Corp.	630,539	56,363,881
Murphy Oil Corp.	285,000	17,575,950
Occidental Petroleum Corp.	580,205	57,840,636
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Peabody Energy Corp.	73,500	$ 1,187,760
Phillips 66 Co.	1,134,439	96,189,083
Pioneer Natural Resources Co.	68,400	14,374,944
QEP Resources, Inc.	441,660	14,106,620
Tesoro Corp.	17,300	972,260
Valero Energy Corp.	929,682	52,108,676
		979,185,469
TOTAL ENERGY		1,123,896,486
FINANCIALS - 17.0%
Banks - 8.0%
Banco Santander SA (Spain) sponsored ADR	1,680,953	17,179,340
Bank of America Corp.	8,275,900	125,297,126
BB&T Corp.	700,533	26,564,211
Citigroup, Inc.	2,382,019	113,312,644
Comerica, Inc.	161,200	7,732,764
Commerce Bancshares, Inc.	36,205	1,571,659
Cullen/Frost Bankers, Inc.	19,600	1,467,256
Fifth Third Bancorp	1,836,807	38,003,537
First Republic Bank	236,000	12,002,960
Huntington Bancshares, Inc.	2,668,700	24,738,849
JPMorgan Chase & Co.	4,228,575	234,981,913
KeyCorp	1,124,700	15,397,143
M&T Bank Corp.	94,000	11,408,780
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	1,750,000	9,852,500
PNC Financial Services Group, Inc.	661,300	56,389,051
Regions Financial Corp.	1,498,000	15,264,620
SunTrust Banks, Inc.	537,200	20,585,504
U.S. Bancorp	631,400	26,638,766
Wells Fargo & Co.	5,273,786	267,802,853
Zions Bancorporation	70,000	2,001,300
		1,028,192,776
Capital Markets - 1.9%
Ameriprise Financial, Inc.	499,200	56,214,912
Bank of New York Mellon Corp.	437,000	15,102,720
BlackRock, Inc. Class A	102,247	31,175,110
Franklin Resources, Inc.	241,300	13,322,173
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
GFI Group, Inc.	216,900	$ 733,122
Goldman Sachs Group, Inc.	259,100	41,406,771
Invesco Ltd.	168,200	6,172,940
Morgan Stanley	1,338,100	41,293,766
Northern Trust Corp.	78,200	4,723,280
State Street Corp.	457,587	29,866,703
		240,011,497
Consumer Finance - 1.5%
American Express Co.	507,400	46,427,100
Capital One Financial Corp.	946,169	74,643,272
Discover Financial Services	889,331	52,586,142
Navient Corp.	567,200	8,961,760
Nelnet, Inc. Class A	162,277	6,680,944
SLM Corp.	417,800	3,597,258
		192,896,476
Diversified Financial Services - 0.4%
Berkshire Hathaway, Inc. Class B (a)	402,060	51,600,380
Voya Financial, Inc.	34,100	1,220,780
		52,821,160
Insurance - 4.8%
ACE Ltd.	311,886	32,345,697
AFLAC, Inc.	458,300	28,061,709
Alleghany Corp. (a)	6,400	2,695,168
Allstate Corp.	864,678	50,376,140
American Financial Group, Inc.	258,400	15,085,392
American International Group, Inc.	894,300	48,354,801
Arch Capital Group Ltd. (a)	50,700	2,886,351
Assurant, Inc.	333,000	22,580,730
Assured Guaranty Ltd.	49,400	1,206,348
Axis Capital Holdings Ltd.	246,200	11,322,738
Cincinnati Financial Corp.	52,600	2,578,452
Everest Re Group Ltd.	114,500	18,322,290
Genworth Financial, Inc. Class A (a)	639,100	10,858,309
Hanover Insurance Group, Inc.	130,400	7,830,520
Hartford Financial Services Group, Inc.	939,900	32,567,535
HCC Insurance Holdings, Inc.	51,400	2,414,772
Lincoln National Corp.	713,993	34,243,104
MetLife, Inc.	579,736	29,525,954
Montpelier Re Holdings Ltd.	187,300	5,888,712
Old Republic International Corp.	98,700	1,687,770
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
PartnerRe Ltd.	170,300	$ 18,285,111
Principal Financial Group, Inc.	111,800	5,228,886
Progressive Corp.	275,000	6,883,250
Prudential Financial, Inc.	748,200	61,472,112
Reinsurance Group of America, Inc.	32,100	2,508,936
RenaissanceRe Holdings Ltd.	43,800	4,562,646
The Chubb Corp.	453,700	42,039,842
The Travelers Companies, Inc.	795,240	74,315,178
Torchmark Corp.	90,600	7,332,258
Tower Group International Ltd.	199,861	429,701
Unum Group	572,000	19,396,520
Validus Holdings Ltd.	181,494	6,775,171
W.R. Berkley Corp.	34,500	1,537,665
XL Group PLC Class A	36,400	1,181,544
		612,781,312
Real Estate Investment Trusts - 0.4%
American Capital Agency Corp.	287,577	6,824,202
American Homes 4 Rent Class A	368,457	6,492,212
American Tower Corp.	130,900	11,732,567
Extra Space Storage, Inc.	230,400	12,061,440
Simon Property Group, Inc.	68,600	11,419,156
SL Green Realty Corp.	68,900	7,543,861
		56,073,438
Thrifts & Mortgage Finance - 0.0%
New York Community Bancorp, Inc.	167,500	2,559,400
TOTAL FINANCIALS		2,185,336,059
HEALTH CARE - 8.5%
Biotechnology - 0.8%
Amgen, Inc.	610,900	70,858,291
Gilead Sciences, Inc. (a)	124,800	10,135,008
Myriad Genetics, Inc. (a)	119,130	3,950,351
United Therapeutics Corp. (a)	153,100	14,657,794
		99,601,444
Health Care Equipment & Supplies - 1.7%
Baxter International, Inc.	541,090	40,262,507
Becton, Dickinson & Co.	73,700	8,674,490
CareFusion Corp. (a)	64,900	2,786,157
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Covidien PLC	539,644	$ 39,453,373
Medtronic, Inc.	986,925	60,232,033
St. Jude Medical, Inc.	109,100	7,080,590
Zimmer Holdings, Inc.	554,774	57,890,667
		216,379,817
Health Care Providers & Services - 2.6%
Aetna, Inc.	677,800	52,563,390
Cardinal Health, Inc.	129,300	9,132,459
Cigna Corp.	275,200	24,707,456
Community Health Systems, Inc. (a)	334,361	13,966,259
Express Scripts Holding Co. (a)	339,454	24,260,777
HCA Holdings, Inc. (a)	120,100	6,364,099
Humana, Inc.	198,300	24,680,418
Laboratory Corp. of America Holdings (a)	104,659	10,735,920
LifePoint Hospitals, Inc. (a)	144,200	8,830,808
McKesson Corp.	59,020	11,192,553
Omnicare, Inc.	187,483	11,914,545
Quest Diagnostics, Inc.	188,091	11,264,770
UnitedHealth Group, Inc.	678,400	54,020,992
Universal Health Services, Inc. Class B	248,400	22,249,188
WellPoint, Inc.	468,400	50,755,824
		336,639,458
Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc.	119,429	13,962,444
Pharmaceuticals - 3.3%
AbbVie, Inc.	949,169	51,568,352
Actavis PLC (a)	39,500	8,355,830
Hospira, Inc. (a)	94,500	4,646,565
Johnson & Johnson	344,088	34,911,168
Merck & Co., Inc.	1,527,000	88,352,220
Perrigo Co. PLC	53,122	7,341,460
Pfizer, Inc.	7,144,147	211,681,076
Sanofi SA sponsored ADR	297,428	15,852,912
		422,709,583
TOTAL HEALTH CARE		1,089,292,746
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 6.9%
Aerospace & Defense - 2.3%
Engility Holdings, Inc. (a)	35,083	$ 1,355,958
Exelis, Inc.	467,100	7,978,068
General Dynamics Corp.	324,400	38,318,128
Honeywell International, Inc.	324,303	30,208,824
Huntington Ingalls Industries, Inc.	6,600	658,878
L-3 Communications Holdings, Inc.	244,500	29,626,065
Lockheed Martin Corp.	362,533	59,328,525
Northrop Grumman Corp.	351,000	42,664,050
Raytheon Co.	569,299	55,546,503
Rockwell Collins, Inc.	51,200	4,046,848
Triumph Group, Inc.	123,900	8,586,270
United Technologies Corp.	165,200	19,199,544
		297,517,661
Airlines - 0.3%
Alaska Air Group, Inc.	196,300	19,327,698
Delta Air Lines, Inc.	231,800	9,251,138
SkyWest, Inc.	168,498	1,927,617
Southwest Airlines Co.	268,200	7,093,890
		37,600,343
Building Products - 0.1%
Owens Corning	268,200	10,998,882
Commercial Services & Supplies - 0.3%
Deluxe Corp.	191,700	10,752,453
R.R. Donnelley & Sons Co.	640,600	10,147,104
Republic Services, Inc.	117,800	4,170,120
The Brink's Co.	350,600	9,361,020
Tyco International Ltd.	104,789	4,572,992
		39,003,689
Construction & Engineering - 0.2%
Fluor Corp.	61,900	4,647,452
Quanta Services, Inc. (a)	65,800	2,233,910
Tutor Perini Corp. (a)	185,700	5,687,991
URS Corp.	166,700	7,501,500
		20,070,853
Electrical Equipment - 0.1%
Emerson Electric Co.	246,500	16,448,945
Industrial Conglomerates - 1.0%
General Electric Co.	4,700,100	125,915,679
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - 1.9%
AGCO Corp.	212,800	$ 11,482,688
Caterpillar, Inc.	358,800	36,680,124
Crane Co.	122,510	9,079,216
Cummins, Inc.	64,800	9,909,864
Deere & Co.	647,900	59,069,043
Dover Corp.	184,364	16,072,854
Illinois Tool Works, Inc.	157,100	13,597,005
Ingersoll-Rand PLC	69,800	4,175,436
Joy Global, Inc.	27,100	1,548,765
Lincoln Electric Holdings, Inc.	21,800	1,432,042
Oshkosh Truck Corp.	270,000	14,593,500
PACCAR, Inc.	143,700	9,104,832
Parker Hannifin Corp.	137,347	17,199,965
Pentair Ltd.	108,900	8,128,296
Snap-On, Inc.	22,100	2,591,667
SPX Corp.	86,937	9,097,088
Stanley Black & Decker, Inc.	53,000	4,632,200
Terex Corp.	27,900	1,073,034
Timken Co.	121,900	7,828,418
Trinity Industries, Inc.	13,300	1,150,849
		238,446,886
Professional Services - 0.0%
Dun & Bradstreet Corp.	14,800	1,528,100
Road & Rail - 0.6%
AMERCO	4,900	1,352,890
CSX Corp.	1,294,069	38,045,629
Norfolk Southern Corp.	269,115	27,113,336
Union Pacific Corp.	78,800	15,702,476
		82,214,331
Trading Companies & Distributors - 0.1%
Aircastle Ltd.	570,900	9,579,702
TAL International Group, Inc.	153,500	6,726,370
		16,306,072
TOTAL INDUSTRIALS		886,051,441
INFORMATION TECHNOLOGY - 10.4%
Communications Equipment - 1.3%
Brocade Communications Systems, Inc.	1,147,452	10,464,762
Cisco Systems, Inc.	3,235,785	79,665,027
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
F5 Networks, Inc. (a)	43,500	$ 4,721,925
Harris Corp.	309,600	23,916,600
Juniper Networks, Inc. (a)	128,200	3,135,772
Motorola Solutions, Inc.	68,800	4,638,496
QUALCOMM, Inc.	593,721	47,764,854
		174,307,436
Electronic Equipment & Components - 0.9%
Arrow Electronics, Inc. (a)	38,100	2,198,370
Avnet, Inc.	82,200	3,581,454
Corning, Inc.	1,640,531	34,943,310
Knowles Corp. (a)	63,232	1,783,775
TE Connectivity Ltd.	1,046,680	62,235,593
Tech Data Corp. (a)	166,200	9,890,562
Vishay Intertechnology, Inc.	255,200	3,807,584
		118,440,648
Internet Software & Services - 0.2%
eBay, Inc. (a)	321,000	16,284,330
Yahoo!, Inc. (a)	115,600	4,005,540
		20,289,870
IT Services - 0.7%
Accenture PLC Class A	171,400	13,960,530
Amdocs Ltd.	363,200	17,477,184
Blackhawk Network Holdings, Inc. (a)	42,403	1,040,146
Broadridge Financial Solutions, Inc.	32,300	1,324,946
Computer Sciences Corp.	56,100	3,528,129
CSG Systems International, Inc.	185,800	4,880,966
Fidelity National Information Services, Inc.	99,429	5,384,080
Global Payments, Inc.	105,734	7,249,123
Vantiv, Inc. (a)	132,500	4,106,175
Xerox Corp.	2,282,600	28,190,110
		87,141,389
Semiconductors & Semiconductor Equipment - 1.2%
Avago Technologies Ltd.	405,500	28,656,685
Broadcom Corp. Class A	386,300	12,311,381
Intel Corp.	2,617,400	71,507,368
KLA-Tencor Corp.	44,900	2,941,848
Lam Research Corp.	43,900	2,723,556
NVIDIA Corp.	710,900	13,507,100
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
ON Semiconductor Corp. (a)	681,083	$ 5,918,611
Texas Instruments, Inc.	283,000	13,295,340
		150,861,889
Software - 2.5%
Adobe Systems, Inc. (a)	247,000	15,941,380
CA Technologies, Inc.	173,100	4,966,239
Citrix Systems, Inc. (a)	439,300	27,223,421
Microsoft Corp.	4,124,195	168,844,543
Oracle Corp.	2,477,122	104,088,666
		321,064,249
Technology Hardware, Storage & Peripherals - 3.6%
Apple, Inc.	311,534	197,201,022
EMC Corp.	1,729,432	45,933,714
Hewlett-Packard Co.	2,896,200	97,022,700
NetApp, Inc.	549,000	20,318,490
SanDisk Corp.	188,700	18,234,081
Seagate Technology	662,095	35,574,364
Western Digital Corp.	588,034	51,658,787
		465,943,158
TOTAL INFORMATION TECHNOLOGY		1,338,048,639
MATERIALS - 2.5%
Chemicals - 1.6%
Albemarle Corp.	30,000	2,075,700
Ashland, Inc.	29,300	3,017,900
Cabot Corp.	239,100	13,521,105
Celanese Corp. Class A	60,600	3,799,620
CF Industries Holdings, Inc.	70,100	17,056,031
E.I. du Pont de Nemours & Co.	289,200	20,044,452
Eastman Chemical Co.	356,500	31,464,690
Ecolab, Inc.	224,400	24,502,236
Huntsman Corp.	996,205	26,588,711
LyondellBasell Industries NV Class A	213,200	21,228,324
Potash Corp. of Saskatchewan, Inc.	331,900	12,054,608
Rockwood Holdings, Inc.	20,100	1,535,037
Stepan Co.	106,300	5,689,176
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
The Dow Chemical Co.	308,000	$ 16,052,960
Westlake Chemical Corp.	50,700	4,099,095
		202,729,645
Construction Materials - 0.1%
Eagle Materials, Inc.	75,200	6,540,144
Martin Marietta Materials, Inc.	74,146	9,105,129
		15,645,273
Containers & Packaging - 0.4%
Avery Dennison Corp.	26,000	1,318,200
Ball Corp.	38,100	2,299,716
Bemis Co., Inc.	39,100	1,619,131
Crown Holdings, Inc. (a)	297,212	14,518,806
MeadWestvaco Corp.	45,300	1,838,274
Owens-Illinois, Inc. (a)	62,500	2,076,875
Packaging Corp. of America	26,600	1,839,656
Rock-Tenn Co. Class A	223,160	22,545,855
Sonoco Products Co.	34,600	1,461,504
		49,518,017
Metals & Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc.	391,500	13,330,575
Nucor Corp.	44,600	2,258,098
Steel Dynamics, Inc.	437,800	7,560,806
		23,149,479
Paper & Forest Products - 0.2%
Domtar Corp.	85,600	7,779,328
International Paper Co.	278,580	13,268,765
Schweitzer-Mauduit International, Inc.	199,000	8,294,320
		29,342,413
TOTAL MATERIALS		320,384,827
TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.7%
AT&T, Inc.	2,163,000	76,721,610
Verizon Communications, Inc.	176,250	8,805,450
		85,527,060
Common Stocks - continued
	Shares	Value
UTILITIES - 1.7%
Electric Utilities - 1.0%
American Electric Power Co., Inc.	656,400	$ 35,018,940
Duke Energy Corp.	191,400	13,604,712
Edison International	88,200	4,863,348
Entergy Corp.	245,400	18,508,068
Exelon Corp.	792,650	29,193,300
FirstEnergy Corp.	295,608	9,997,463
NextEra Energy, Inc.	115,900	11,284,024
Northeast Utilities	102,500	4,653,500
		127,123,355
Independent Power Producers & Energy Traders - 0.2%
The AES Corp.	2,172,477	30,631,926
Multi-Utilities - 0.5%
Alliant Energy Corp.	42,200	2,460,260
Ameren Corp.	92,200	3,628,070
DTE Energy Co.	54,100	4,118,092
MDU Resources Group, Inc.	61,100	2,070,068
Public Service Enterprise Group, Inc.	717,400	27,949,904
SCANA Corp.	257,700	13,400,400
Sempra Energy	65,000	6,522,750
Wisconsin Energy Corp.	56,700	2,580,984
		62,730,528
Water Utilities - 0.0%
American Water Works Co., Inc.	55,800	2,712,438
TOTAL UTILITIES		223,198,247
TOTAL COMMON STOCKS (Cost $6,186,918,825)		8,610,136,866
Equity Funds - 27.3%

Large Value Funds - 21.5%
American Beacon Large Cap Value Fund Institutional Class	19,443,688	589,532,610
ASTON/River Road Dividend All Cap Value Fund Class N	15,851,376	216,688,309
Invesco Diversified Dividend Fund - Class A	30,588,504	546,922,443
Equity Funds - continued
	Shares	Value
Large Value Funds - continued
John Hancock Classic Value Fund Class I	2,304,992	$ 57,901,389
JPMorgan Value Advantage Fund Select Class	47,340,153	1,351,561,391
TOTAL LARGE VALUE FUNDS		2,762,606,142
Mid-Cap Blend Funds - 3.8%
Fidelity Low-Priced Stock Fund (c)	9,528,604	481,670,944
Mid-Cap Value Funds - 2.0%
T. Rowe Price Mid-Cap Value Fund - Advisor Class	8,224,450	261,455,259
TOTAL EQUITY FUNDS (Cost $2,642,113,219)		3,505,732,345
Money Market Funds - 5.5%

SSgA U.S. Treasury Money Market Fund, 0% (b) (Cost $712,955,371)	712,955,371	712,955,371
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $9,541,987,415)	12,828,824,582
NET OTHER ASSETS (LIABILITIES) - 0.2%	20,704,328
NET ASSETS - 100%	$ 12,849,528,910
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
6,233 ICE Russell 1000 Value Index Contracts (United States)	June 2014	$ 603,915,370	$ 19,124,826

The face value of futures purchased as a percentage of net assets is 4.7%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Low-Priced Stock Fund	$ 353,763,891	$ 87,254,337	$ -	$ 3,085,437	$ 481,670,944
Other Information

The following is a summary of the inputs used, as of May 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 762,911,667	$ 756,497,980	$ 6,413,687	$ -
Consumer Staples	595,489,694	595,489,694	-	-
Energy	1,123,896,486	1,123,896,486	-	-
Financials	2,185,336,059	2,185,336,059	-	-
Health Care	1,089,292,746	1,089,292,746	-	-
Industrials	886,051,441	886,051,441	-	-
Information Technology	1,338,048,639	1,338,048,639	-	-
Materials	320,384,827	320,384,827	-	-
Telecommunication Services	85,527,060	85,527,060	-	-
Utilities	223,198,247	223,198,247	-	-
Equity Funds	3,505,732,345	3,505,732,345	-	-
Money Market Funds	712,955,371	712,955,371	-	-
Total Investments in Securities:	$ 12,828,824,582	$ 12,822,410,895	$ 6,413,687	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 19,124,826	$ 19,124,826	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 19,124,826	$ -
Total Value of Derivatives	$ 19,124,826	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $9,162,269,601)	$ 12,347,153,638
Affiliated issuers (cost $379,717,814)	481,670,944
Total Investments (cost $9,541,987,415)		$ 12,828,824,582
Segregated cash with brokers for derivative instruments		12,218,000
Receivable for investments sold		27,678,052
Receivable for fund shares sold		10,226,995
Dividends receivable		22,387,809
Receivable for daily variation margin for derivative instruments		867,571
Prepaid expenses		64,581
Other receivables		25,149
Total assets		12,902,292,739

Liabilities
Payable for investments purchased	$ 44,555,801
Payable for fund shares redeemed	4,818,315
Accrued management fee	1,791,293
Other affiliated payables	1,271,586
Other payables and accrued expenses	326,834
Total liabilities		52,763,829

Net Assets		$ 12,849,528,910
Net Assets consist of:
Paid in capital		$ 9,086,180,516
Undistributed net investment income		62,425,082
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		394,957,099
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,305,966,213
Net Assets, for 671,200,235 shares outstanding		$ 12,849,528,910
Net Asset Value, offering price and redemption price per share ($12,849,528,910 ÷ 671,200,235 shares)		$ 19.14

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended May 31, 2014

Investment Income
Dividends: Unaffiliated issuers		$ 191,020,647
Affiliated issuers		3,085,437
Interest		1,395
Total income		194,107,479

Expenses
Management fee	$ 46,713,486
Transfer agent fees	12,531,681
Accounting fees and expenses	1,327,675
Custodian fees and expenses	97,822
Independent trustees' compensation	121,800
Registration fees	496,818
Audit	78,821
Legal	69,329
Miscellaneous	133,576
Total expenses before reductions	61,571,008
Expense reductions	(27,543,554)	34,027,454
Net investment income (loss)		160,080,025
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	591,040,439
Foreign currency transactions	34,823
Futures contracts	51,335,763
Realized gain distributions from underlying funds:
Unaffiliated issuers	51,285,008
Affiliated issuers	23,164,628
Total net realized gain (loss)		716,860,661
Change in net unrealized appreciation (depreciation) on: Investment securities	1,145,825,885
Assets and liabilities in foreign currencies	8,905
Futures contracts	13,997,617
Total change in net unrealized appreciation (depreciation)		1,159,832,407
Net gain (loss)		1,876,693,068
Net increase (decrease) in net assets resulting from operations		$ 2,036,773,093

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended May 31, 2014	Year ended May 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 160,080,025	$ 152,613,588
Net realized gain (loss)	716,860,661	346,769,465
Change in net unrealized appreciation (depreciation)	1,159,832,407	1,659,162,379
Net increase (decrease) in net assets resulting from operations	2,036,773,093	2,158,545,432
Distributions to shareholders from net investment income	(146,294,843)	(136,715,708)
Distributions to shareholders from net realized gain	(479,872,637)	(198,055,575)
Total distributions	(626,167,480)	(334,771,283)
Share transactions Proceeds from sales of shares	2,921,359,358	2,039,821,108
Reinvestment of distributions	624,884,255	333,898,361
Cost of shares redeemed	(1,634,361,445)	(1,634,714,346)
Net increase (decrease) in net assets resulting from share transactions	1,911,882,168	739,005,123
Total increase (decrease) in net assets	3,322,487,781	2,562,779,272

Net Assets
Beginning of period	9,527,041,129	6,964,261,857
End of period (including undistributed net investment income of $62,425,082 and undistributed net investment income of $53,151,948, respectively)	$ 12,849,528,910	$ 9,527,041,129
Other Information Shares
Sold	163,926,928	133,851,113
Issued in reinvestment of distributions	35,780,475	23,553,767
Redeemed	(91,700,223)	(108,482,115)
Net increase (decrease)	108,007,180	48,922,765

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended May 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 16.92	$ 13.54	$ 14.56	$ 12.10	$ 10.45
Income from Investment Operations
Net investment income (loss) B	.26	.29	.24	.20	.16
Net realized and unrealized gain (loss)	3.02	3.73	(.82)	2.47	1.64
Total from investment operations	3.28	4.02	(.58)	2.67	1.80
Distributions from net investment income	(.25)	(.26)	(.21)	(.16)	(.15)
Distributions from net realized gain	(.81)	(.38)	(.22)	(.05)	-
Total distributions	(1.06)	(.64)	(.44) E	(.21)	(.15)
Net asset value, end of period	$ 19.14	$ 16.92	$ 13.54	$ 14.56	$ 12.10
Total Return A	20.07%	30.65%	(4.04)%	22.29%	17.40%
Ratios to Average Net Assets C
Expenses before reductions	.56%	.58%	.60%	.61%	.93%
Expenses net of fee waivers, if any	.31%	.33%	.35%	.35%	.75%
Expenses net of all reductions	.31%	.33%	.35%	.35%	.75%
Net investment income (loss)	1.45%	1.90%	1.81%	1.48%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,849,529	$ 9,527,041	$ 6,964,262	$ 7,343,388	$ 3,107,669
Portfolio turnover rate D	42%	48%	32%	49%	39%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

D Amount does not include the portfolio activity of any Underlying Funds.

E Total distributions of $.44 per share is comprised of distributions from net investment income of $.212 and distributions from net realized gain of $.223 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended May 31, 2014

1. Organization.

Strategic Advisers Value Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

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2. Significant Accounting Policies - continued

Investment Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of May 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

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Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of

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2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

May 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,304,085,101
Gross unrealized depreciation	(30,986,780)
Net unrealized appreciation (depreciation) on securities and other investments	$ 3,273,098,321

Tax Cost	$ 9,555,726,261

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 106,268,045
Undistributed long-term capital gain	$ 384,002,958
Net unrealized appreciation (depreciation)	$ 3,273,102,541

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Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	May 31, 2014	May 31, 2013
Ordinary Income	$ 254,071,201	$ 150,943,163
Long-term Capital Gains	372,096,279	183,828,120
Total	$ 626,167,480	$ 334,771,283

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and

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3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $51,335,763 and a change in net unrealized appreciation (depreciation) of $13,997,617 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares) including in-kind transactions, other than short-term securities, aggregated $5,496,107,639 and $4,420,439,282, respectively.

Exchanges In-Kind. During the period, the Fund redeemed 39,551,502 shares of John Hancock Disciplined Value Fund Class I valued at $686,218,562 in exchange for cash and investments. Net realized gain of $37,151,498 on the Fund's redemptions of John Hancock Disciplined Value Fund Class I shares are included in "Net realized gain (loss) on Investment securities: Unaffiliated issuers" in the accompanying Statement of Operations. The Fund recognized net gains on the exchanges for federal income tax purposes.

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .70% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .42% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC, Cohen & Steers Capital Management Inc., LSV Asset Management and Robeco Investment Management, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Pyramis Global Advisors, LLC (Pyramis), an affiliate of the investment adviser, has been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, Pyramis has not been allocated any portion of the Fund's assets. Pyramis in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .11% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $10,116.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity

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6. Committed Line of Credit - continued

purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $18,264 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2016. During the period, this waiver reduced the Fund's management fee by $27,543,416.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $138.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Value Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 22, 2014

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Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds. Ms. Farrell oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

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Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

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Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Value Fund voted to pay on July 7, 2014, to shareholders of record at the opening of business on July 3, 2014, a distribution of $0.641 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.094 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2014, $583,869,436, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 72% and 65% of the dividends distributed in July and December, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 88% and 71% of the dividends distributed in July and December, respectively, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Aristotle Capital Management, LLC

Brandywine Global Investment
Management, LLC

Cohen & Steers Capital Management, Inc.

LSV Asset Management

Pyramis Global Advisors, LLC

Robeco Investment Management, Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SUF-UANN-0714
1.922640.104

Strategic Advisers®
Value Multi-Manager Fund

Annual Report

May 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended May 31, 2014	Past 1 year	Life of fund A
Strategic Advisers® Value Multi-Manager Fund	19.66%	21.97%

A From November 16, 2011.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Value Multi-Manager Fund, a class of the fund, on November 16, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a rough start to 2014 to post a strong gain in a risk-taking environment, as the S&P 500® Index returned 20.45% for the 12 months ending May 31, 2014, finishing at an all-time high. U.S. Federal Reserve policies balancing stimulus reductions with continued low interest rates contributed to a broad advance: All 10 S&P 500® market sectors gained, nine by more than 10%. Industrials (+27%) was the best-performing group, driven by demand for autos and other durable goods. Health care (+26%) was close behind, aided by new drugs and predictable reimbursements. Telecommunication services (+8%) proved the laggard, battling slow growth and stiff pricing competition. Volatility remained low for much of the period, despite spiking early in 2014 amid conflict in Ukraine and fear of a slowing economy in China. The S&P 500® Index finished strongly, aided by a rise in consumer spending and the lowest unemployment rate since 2008 - two factors that reduced the sting of weather-beaten first-quarter economic figures that showed contraction for the first time since 2011. Across segments, investors preferred large-cap stocks to small-caps and growth over value in the period. The small-cap Russell 2000® Index lagged the S&P 500® with a 16.79% return, while the growth-oriented Nasdaq Composite Index® rose 24.33%.

Comments from John Stone, Portfolio Manager of Strategic Advisers® Value Multi-Manager Fund: For the year, the Retail Class shares of Strategic Advisers® Value Multi-Manager Fund (the Fund) returned 19.66%, performing about in line with the 19.60% gain of the Russell 1000® Value Index. Relative to the benchmark, sub-adviser LSV Asset Management was the biggest contributor, as its valuation-focused and generally higher-risk style, along with solid stock picks in consumer staples and financials, fueled its strong performance. Brandywine Global Investment Management's quantitative approach resulted in favorable positioning in financials, which included avoiding real estate investment trusts (REITs), a group that significantly underperformed the index. Brandywine also was helped by overweightings in the better-performing industrials and information technology sectors. Aristotle Capital Management, which holds a concentrated portfolio of what it believes are high-quality companies with stocks trading at steep discounts, benefited from positive security selection in energy and financials. On the downside, Robeco Investment Management was the only notable relative detractor. From when it was added to the portfolio in early October to period end, Robeco's strategy was hampered by adverse security selection in health care, consumer discretionary and utilities, along with holding a modest cash stake in a rising market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2013 to May 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During Period* December 1, 2013 to May 31, 2014
Value Multi-Manager	.97%
Actual		$ 1,000.00	$ 1,078.10	$ 5.03
HypotheticalA		$ 1,000.00	$ 1,020.09	$ 4.89
Class F	.87%
Actual		$ 1,000.00	$ 1,078.70	$ 4.51
HypotheticalA		$ 1,000.00	$ 1,020.59	$ 4.38
Class L	.97%
Actual		$ 1,000.00	$ 1,078.10	$ 5.03
HypotheticalA		$ 1,000.00	$ 1,020.09	$ 4.89
Class N	1.22%
Actual		$ 1,000.00	$ 1,077.00	$ 6.32
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.14

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of May 31, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	2.8	2.0
Wells Fargo & Co.	2.7	2.6
JPMorgan Chase & Co.	2.5	2.9
Pfizer, Inc.	2.0	2.3
Apple, Inc.	1.8	1.1
Microsoft Corp.	1.6	1.1
CVS Caremark Corp.	1.3	1.4
Bank of America Corp.	1.2	1.9
Citigroup, Inc.	1.2	1.5
Oracle Corp.	1.2	0.5
	18.3
Top Five Market Sectors as of May 31, 2014
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.5	25.6
Information Technology	13.8	12.6
Energy	11.8	12.1
Health Care	11.5	13.1
Industrials	8.4	8.8
Asset Allocation (% of fund's net assets)
As of May 31, 2014	As of November 30, 2013
Common Stocks 88.6%	Common Stocks 93.7%
Short-Term Investments and Net Other Assets (Liabilities) 11.4%	Short-Term Investments and Net Other Assets (Liabilities) 6.3%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments May 31, 2014

Showing Percentage of Net Assets

Common Stocks - 88.6%
	Shares	Value
CONSUMER DISCRETIONARY - 8.2%
Auto Components - 1.0%
Autoliv, Inc.	300	$ 31,800
Delphi Automotive PLC	140	9,668
Johnson Controls, Inc.	380	18,377
Lear Corp.	1,051	92,541
The Goodyear Tire & Rubber Co.	120	3,164
TRW Automotive Holdings Corp. (a)	460	39,040
		194,590
Automobiles - 0.6%
Ford Motor Co.	4,350	71,514
General Motors Co.	800	27,664
Harley-Davidson, Inc.	125	8,905
Honda Motor Co. Ltd.	300	10,532
		118,615
Diversified Consumer Services - 0.1%
Apollo Ed Group, Inc. Class A (non-vtg.) (a)	611	16,375
Hotels, Restaurants & Leisure - 0.4%
Carnival Corp. unit	230	9,207
Hyatt Hotels Corp. Class A (a)	20	1,223
Las Vegas Sands Corp.	250	19,130
McDonald's Corp.	220	22,315
Royal Caribbean Cruises Ltd.	100	5,529
Six Flags Entertainment Corp.	467	18,895
Wyndham Worldwide Corp.	30	2,218
		78,517
Household Durables - 0.7%
D.R. Horton, Inc.	797	18,873
Lennar Corp. Class A	1,243	50,839
Newell Rubbermaid, Inc.	160	4,685
PulteGroup, Inc.	150	2,934
Tupperware Brands Corp.	30	2,512
Whirlpool Corp.	330	47,372
		127,215
Leisure Products - 0.0%
Hasbro, Inc.	70	3,759
Media - 3.5%
CBS Corp. Class B	340	20,267
Comcast Corp. Class A	1,275	66,555
DIRECTV (a)	1,100	90,684
Gannett Co., Inc.	1,330	36,961
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
Liberty Global PLC Class C	1,222	$ 52,302
Liberty Media Corp. Class A (a)	343	43,606
News Corp. Class A (a)	987	16,838
Omnicom Group, Inc.	353	25,116
The Walt Disney Co.	700	58,807
Time Warner Cable, Inc.	400	56,464
Time Warner, Inc.	2,428	169,547
Viacom, Inc. Class B (non-vtg.)	510	43,518
		680,665
Multiline Retail - 1.1%
Dillard's, Inc. Class A	320	36,080
Kohl's Corp.	920	50,085
Macy's, Inc.	1,333	79,833
Nordstrom, Inc.	100	6,806
Target Corp.	500	28,380
		201,184
Specialty Retail - 0.6%
AutoNation, Inc. (a)	50	2,859
AutoZone, Inc. (a)	20	10,650
CST Brands, Inc.	177	5,853
Foot Locker, Inc.	60	2,891
Home Depot, Inc.	935	75,015
Murphy U.S.A., Inc. (a)	100	5,088
Penske Automotive Group, Inc.	50	2,326
Ross Stores, Inc.	260	17,797
		122,479
Textiles, Apparel & Luxury Goods - 0.2%
Hanesbrands, Inc.	240	20,359
VF Corp.	175	11,029
		31,388
TOTAL CONSUMER DISCRETIONARY		1,574,787
CONSUMER STAPLES - 6.3%
Beverages - 0.4%
Anheuser-Busch InBev SA NV ADR	150	16,488
Coca-Cola Enterprises, Inc.	150	6,846
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Beverages - continued
Diageo PLC sponsored ADR	364	$ 46,880
Dr. Pepper Snapple Group, Inc.	80	4,616
		74,830
Food & Staples Retailing - 2.9%
Costco Wholesale Corp.	175	20,304
CVS Caremark Corp.	3,211	251,486
Kroger Co.	1,590	75,907
Safeway, Inc.	500	17,170
Sysco Corp.	280	10,508
Wal-Mart Stores, Inc.	1,580	121,297
Walgreen Co.	790	56,809
		553,481
Food Products - 2.2%
Archer Daniels Midland Co.	1,470	66,062
Bunge Ltd.	70	5,440
General Mills, Inc.	1,007	55,315
Ingredion, Inc.	620	47,213
Kellogg Co.	80	5,518
Kraft Foods Group, Inc.	130	7,730
Pilgrims Pride Corp. (a)	100	2,544
The Hershey Co.	270	26,282
Tyson Foods, Inc. Class A	3,641	154,597
Unilever NV (NY Reg.)	1,130	49,053
		419,754
Household Products - 0.3%
Energizer Holdings, Inc.	330	38,280
Kimberly-Clark Corp.	210	23,594
		61,874
Personal Products - 0.2%
Coty, Inc. Class A	1,770	29,524
Herbalife Ltd.	40	2,593
		32,117
Tobacco - 0.3%
Altria Group, Inc.	950	39,482
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - continued
Lorillard, Inc.	210	$ 13,056
Reynolds American, Inc.	300	17,889
		70,427
TOTAL CONSUMER STAPLES		1,212,483
ENERGY - 11.8%
Energy Equipment & Services - 1.4%
Baker Hughes, Inc.	310	21,861
Halliburton Co.	1,308	84,549
Helmerich & Payne, Inc.	500	54,975
National Oilwell Varco, Inc.	240	19,649
Noble Corp.	700	22,022
Oil States International, Inc. (a)	10	1,076
Parker Drilling Co. (a)	2,100	13,587
Patterson-UTI Energy, Inc.	60	1,985
Schlumberger Ltd.	493	51,292
Superior Energy Services, Inc.	60	1,991
		272,987
Oil, Gas & Consumable Fuels - 10.4%
Anadarko Petroleum Corp.	375	38,573
Apache Corp.	580	54,068
BP PLC sponsored ADR	225	11,351
Chesapeake Energy Corp.	260	7,467
Chevron Corp.	1,400	171,906
ConocoPhillips Co.	2,140	171,072
CONSOL Energy, Inc.	90	3,975
Devon Energy Corp.	680	50,252
Energen Corp.	234	19,979
EOG Resources, Inc.	547	57,873
EQT Corp.	282	30,140
Exxon Mobil Corp.	5,439	546,783
Hess Corp.	995	90,844
HollyFrontier Corp.	50	2,463
Marathon Oil Corp.	1,450	53,157
Marathon Petroleum Corp.	1,203	107,536
Murphy Oil Corp.	600	37,002
Occidental Petroleum Corp.	1,247	124,313
Peabody Energy Corp.	110	1,778
Phillips 66 Co.	2,557	216,808
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Pioneer Natural Resources Co.	202	$ 42,452
QEP Resources, Inc.	1,220	38,967
Tesoro Corp.	30	1,686
Valero Energy Corp.	2,395	134,240
		2,014,685
TOTAL ENERGY		2,287,672
FINANCIALS - 22.5%
Banks - 10.7%
Banco Santander SA (Spain) sponsored ADR	4,879	49,863
Bank of America Corp.	15,295	231,566
BB&T Corp.	1,811	68,673
Citigroup, Inc.	4,783	227,527
Comerica, Inc.	300	14,391
Commerce Bancshares, Inc.	52	2,257
Cullen/Frost Bankers, Inc.	30	2,246
Fifth Third Bancorp	4,707	97,388
First Republic Bank	751	38,196
Huntington Bancshares, Inc.	5,060	46,906
JPMorgan Chase & Co.	8,604	478,124
KeyCorp	2,410	32,993
M&T Bank Corp.	320	38,838
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	5,091	28,662
PNC Financial Services Group, Inc.	1,100	93,797
Regions Financial Corp.	780	7,948
SunTrust Banks, Inc.	1,263	48,398
U.S. Bancorp	920	38,815
Wells Fargo & Co.	10,115	513,640
Zions Bancorporation	100	2,859
		2,063,087
Capital Markets - 2.2%
Ameriprise Financial, Inc.	1,160	130,628
Bank of New York Mellon Corp.	640	22,118
BlackRock, Inc. Class A	178	54,272
Franklin Resources, Inc.	350	19,324
Goldman Sachs Group, Inc.	400	63,924
Invesco Ltd.	250	9,175
Morgan Stanley	1,690	52,153
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Northern Trust Corp.	120	$ 7,248
State Street Corp.	1,142	74,538
		433,380
Consumer Finance - 2.0%
American Express Co.	800	73,200
Capital One Financial Corp.	2,134	168,351
Discover Financial Services	2,038	120,507
Navient Corp.	1,320	20,856
SLM Corp.	1,100	9,471
		392,385
Diversified Financial Services - 0.8%
Berkshire Hathaway, Inc. Class B (a)	1,169	150,029
Voya Financial, Inc.	60	2,148
		152,177
Insurance - 6.1%
ACE Ltd.	722	74,879
AFLAC, Inc.	960	58,781
Alleghany Corp. (a)	10	4,211
Allstate Corp.	2,079	121,123
American Financial Group, Inc.	620	36,196
American International Group, Inc.	1,545	83,538
Arch Capital Group Ltd. (a)	80	4,554
Assurant, Inc.	440	29,836
Assured Guaranty Ltd.	70	1,709
Axis Capital Holdings Ltd.	660	30,353
Cincinnati Financial Corp.	80	3,922
Everest Re Group Ltd.	230	36,805
Genworth Financial, Inc. Class A (a)	190	3,228
Hartford Financial Services Group, Inc.	1,600	55,440
HCC Insurance Holdings, Inc.	80	3,758
Lincoln National Corp.	1,240	59,470
MetLife, Inc.	1,254	63,866
Old Republic International Corp.	140	2,394
PartnerRe Ltd.	330	35,432
Platinum Underwriters Holdings Ltd.	400	25,660
Principal Financial Group, Inc.	170	7,951
Progressive Corp.	766	19,173
Prudential Financial, Inc.	1,350	110,916
Reinsurance Group of America, Inc.	50	3,908
RenaissanceRe Holdings Ltd.	60	6,250
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
The Chubb Corp.	740	$ 68,568
The Travelers Companies, Inc.	1,671	156,155
Torchmark Corp.	140	11,330
Unum Group	1,140	38,657
Validus Holdings Ltd.	527	19,673
W.R. Berkley Corp.	50	2,229
XL Group PLC Class A	60	1,948
		1,181,913
Real Estate Investment Trusts - 0.7%
American Capital Agency Corp.	836	19,838
American Homes 4 Rent Class A	1,072	18,889
American Tower Corp.	265	23,752
Extra Space Storage, Inc.	450	23,558
Simon Property Group, Inc.	150	24,969
SL Green Realty Corp.	150	16,424
		127,430
Thrifts & Mortgage Finance - 0.0%
New York Community Bancorp, Inc.	250	3,820
TOTAL FINANCIALS		4,354,192
HEALTH CARE - 11.5%
Biotechnology - 0.9%
Amgen, Inc.	1,020	118,310
Gilead Sciences, Inc. (a)	250	20,303
United Therapeutics Corp. (a)	300	28,722
		167,335
Health Care Equipment & Supplies - 2.4%
Baxter International, Inc.	1,100	81,851
Becton, Dickinson & Co.	110	12,947
CareFusion Corp. (a)	100	4,293
Covidien PLC	1,310	95,774
Medtronic, Inc.	2,155	131,520
St. Jude Medical, Inc.	160	10,384
Zimmer Holdings, Inc.	1,134	118,333
		455,102
Health Care Providers & Services - 3.7%
Aetna, Inc.	1,325	102,754
Cardinal Health, Inc.	190	13,420
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Cigna Corp.	1,010	$ 90,678
Express Scripts Holding Co. (a)	988	70,612
HCA Holdings, Inc. (a)	170	9,008
Humana, Inc.	290	36,093
Laboratory Corp. of America Holdings (a)	294	30,159
LifePoint Hospitals, Inc. (a)	400	24,496
McKesson Corp.	173	32,808
Omnicare, Inc.	545	34,635
Quest Diagnostics, Inc.	548	32,820
UnitedHealth Group, Inc.	1,060	84,408
Universal Health Services, Inc. Class B	515	46,129
WellPoint, Inc.	1,070	115,945
		723,965
Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc.	245	28,643
Pharmaceuticals - 4.4%
AbbVie, Inc.	2,210	120,069
Actavis PLC (a)	94	19,885
Hospira, Inc. (a)	300	14,751
Johnson & Johnson	1,001	101,561
Merck & Co., Inc.	2,430	140,600
Perrigo Co. PLC	125	17,275
Pfizer, Inc.	13,289	393,753
Sanofi SA sponsored ADR	863	45,998
		853,892
TOTAL HEALTH CARE		2,228,937
INDUSTRIALS - 8.4%
Aerospace & Defense - 2.9%
Engility Holdings, Inc. (a)	66	2,551
General Dynamics Corp.	695	82,093
Honeywell International, Inc.	603	56,169
Huntington Ingalls Industries, Inc.	10	998
L-3 Communications Holdings, Inc.	450	54,527
Lockheed Martin Corp.	801	131,084
Northrop Grumman Corp.	570	69,284
Raytheon Co.	1,123	109,571
Rockwell Collins, Inc.	80	6,323
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
Triumph Group, Inc.	275	$ 19,058
United Technologies Corp.	240	27,893
		559,551
Airlines - 0.3%
Alaska Air Group, Inc.	390	38,399
Delta Air Lines, Inc.	340	13,569
Southwest Airlines Co.	390	10,316
		62,284
Building Products - 0.1%
Owens Corning	550	22,556
Commercial Services & Supplies - 0.4%
Deluxe Corp.	700	39,263
R.R. Donnelley & Sons Co.	1,500	23,760
Republic Services, Inc.	170	6,018
Tyco International Ltd.	303	13,223
		82,264
Construction & Engineering - 0.1%
Fluor Corp.	90	6,757
Quanta Services, Inc. (a)	100	3,395
		10,152
Electrical Equipment - 0.1%
Emerson Electric Co.	360	24,023
Industrial Conglomerates - 1.1%
General Electric Co.	7,678	205,694
Machinery - 2.6%
AGCO Corp.	500	26,980
Caterpillar, Inc.	640	65,427
Crane Co.	358	26,531
Cummins, Inc.	100	15,293
Deere & Co.	1,284	117,062
Dover Corp.	447	38,969
Illinois Tool Works, Inc.	455	39,380
Ingersoll-Rand PLC	100	5,982
Joy Global, Inc.	40	2,286
Lincoln Electric Holdings, Inc.	30	1,971
Oshkosh Truck Corp.	750	40,538
PACCAR, Inc.	320	20,275
Parker Hannifin Corp.	314	39,322
Pentair Ltd.	225	16,794
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Snap-On, Inc.	30	$ 3,518
SPX Corp.	175	18,312
Stanley Black & Decker, Inc.	90	7,866
Terex Corp.	40	1,538
Timken Co.	200	12,844
Trinity Industries, Inc.	20	1,731
		502,619
Professional Services - 0.0%
Dun & Bradstreet Corp.	20	2,065
Road & Rail - 0.7%
AMERCO	10	2,761
CSX Corp.	1,360	39,984
Norfolk Southern Corp.	608	61,256
Union Pacific Corp.	110	21,920
		125,921
Trading Companies & Distributors - 0.1%
Aircastle Ltd.	1,400	23,492
TOTAL INDUSTRIALS		1,620,621
INFORMATION TECHNOLOGY - 13.8%
Communications Equipment - 1.9%
Brocade Communications Systems, Inc.	3,359	30,634
Cisco Systems, Inc.	7,577	186,546
F5 Networks, Inc. (a)	90	9,770
Harris Corp.	560	43,260
Juniper Networks, Inc. (a)	180	4,403
Motorola Solutions, Inc.	100	6,742
QUALCOMM, Inc.	1,110	89,300
		370,655
Electronic Equipment & Components - 1.3%
Arrow Electronics, Inc. (a)	60	3,462
Avnet, Inc.	120	5,228
Corning, Inc.	2,710	57,723
Knowles Corp. (a)	183	5,162
TE Connectivity Ltd.	2,239	133,131
Tech Data Corp. (a)	600	35,706
Vishay Intertechnology, Inc.	1,300	19,396
		259,808
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 0.3%
eBay, Inc. (a)	904	$ 45,860
Yahoo!, Inc. (a)	250	8,663
		54,523
IT Services - 0.9%
Accenture PLC Class A	250	20,363
Amdocs Ltd.	800	38,496
Blackhawk Network Holdings, Inc. (a)	82	2,011
Broadridge Financial Solutions, Inc.	50	2,051
Computer Sciences Corp.	80	5,031
Fidelity National Information Services, Inc.	291	15,758
Global Payments, Inc.	272	18,648
Vantiv, Inc. (a)	325	10,072
Xerox Corp.	4,490	55,452
		167,882
Semiconductors & Semiconductor Equipment - 1.5%
Avago Technologies Ltd.	825	58,303
Broadcom Corp. Class A	775	24,699
Intel Corp.	4,030	110,100
KLA-Tencor Corp.	60	3,931
Lam Research Corp.	60	3,722
NVIDIA Corp.	1,320	25,080
ON Semiconductor Corp. (a)	1,994	17,328
Texas Instruments, Inc.	874	41,061
		284,224
Software - 3.3%
Adobe Systems, Inc. (a)	700	45,178
CA Technologies, Inc.	250	7,173
Citrix Systems, Inc. (a)	950	58,872
Microsoft Corp.	7,521	307,910
Oracle Corp.	5,229	219,723
		638,856
Technology Hardware, Storage & Peripherals - 4.6%
Apple, Inc.	554	350,682
EMC Corp.	4,208	111,764
Hewlett-Packard Co.	4,670	156,445
NetApp, Inc.	650	24,057
SanDisk Corp.	335	32,371
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - continued
Seagate Technology	1,363	$ 73,234
Western Digital Corp.	1,510	132,654
		881,207
TOTAL INFORMATION TECHNOLOGY		2,657,155
MATERIALS - 3.1%
Chemicals - 2.0%
Albemarle Corp.	40	2,768
Ashland, Inc.	40	4,120
Celanese Corp. Class A	90	5,643
CF Industries Holdings, Inc.	160	38,930
E.I. du Pont de Nemours & Co.	430	29,803
Eastman Chemical Co.	725	63,989
Ecolab, Inc.	571	62,347
Huntsman Corp.	2,406	64,216
LyondellBasell Industries NV Class A	310	30,867
Potash Corp. of Saskatchewan, Inc.	500	18,160
Rockwood Holdings, Inc.	30	2,291
The Dow Chemical Co.	925	48,211
Westlake Chemical Corp.	60	4,851
		376,196
Construction Materials - 0.2%
Eagle Materials, Inc.	165	14,350
Martin Marietta Materials, Inc.	208	25,542
		39,892
Containers & Packaging - 0.4%
Avery Dennison Corp.	40	2,028
Ball Corp.	50	3,018
Bemis Co., Inc.	60	2,485
Crown Holdings, Inc. (a)	783	38,250
MeadWestvaco Corp.	70	2,841
Owens-Illinois, Inc. (a)	90	2,991
Packaging Corp. of America	40	2,766
Rock-Tenn Co. Class A	269	27,177
Sonoco Products Co.	50	2,112
		83,668
Metals & Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc.	800	27,240
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Nucor Corp.	60	$ 3,038
Steel Dynamics, Inc.	100	1,727
		32,005
Paper & Forest Products - 0.3%
Domtar Corp.	250	22,720
International Paper Co.	812	38,676
		61,396
TOTAL MATERIALS		593,157
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.8%
AT&T, Inc.	3,900	138,333
Verizon Communications, Inc.	516	25,779
		164,112
UTILITIES - 2.2%
Electric Utilities - 1.3%
American Electric Power Co., Inc.	1,190	63,487
Duke Energy Corp.	280	19,902
Edison International	130	7,168
Entergy Corp.	600	45,252
Exelon Corp.	1,240	45,669
FirstEnergy Corp.	859	29,051
NextEra Energy, Inc.	235	22,880
Northeast Utilities	150	6,810
		240,219
Independent Power Producers & Energy Traders - 0.4%
The AES Corp.	5,895	83,120
Multi-Utilities - 0.5%
Alliant Energy Corp.	60	3,498
Ameren Corp.	140	5,509
MDU Resources Group, Inc.	90	3,049
Public Service Enterprise Group, Inc.	1,210	47,142
SCANA Corp.	600	31,200
Sempra Energy	90	9,032
Wisconsin Energy Corp.	80	3,642
		103,072
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Water Utilities - 0.0%
American Water Works Co., Inc.	80	$ 3,873
TOTAL UTILITIES		430,284
TOTAL COMMON STOCKS (Cost $12,394,123)		17,123,400
Money Market Funds - 11.3%

SSgA U.S. Treasury Money Market Fund, 0% (b) (Cost $2,178,544)	2,178,544	2,178,544
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $14,572,667)		19,301,944
NET OTHER ASSETS (LIABILITIES) - 0.1%		19,179
NET ASSETS - 100%		$ 19,321,123
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
17 ICE Russell 1000 Value Index Contracts (United States)	June 2014	$ 1,647,130	$ 59,563

The face value of futures purchased as a percentage of net assets is 8.5%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information

The following is a summary of the inputs used, as of May 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,574,787	$ 1,564,255	$ 10,532	$ -
Consumer Staples	1,212,483	1,212,483	-	-
Energy	2,287,672	2,287,672	-	-
Financials	4,354,192	4,354,192	-	-
Health Care	2,228,937	2,228,937	-	-
Industrials	1,620,621	1,620,621	-	-
Information Technology	2,657,155	2,657,155	-	-
Materials	593,157	593,157	-	-
Telecommunication Services	164,112	164,112	-	-
Utilities	430,284	430,284	-	-
Money Market Funds	2,178,544	2,178,544	-	-
Total Investments in Securities:	$ 19,301,944	$ 19,291,412	$ 10,532	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 59,563	$ 59,563	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 59,563	$ -
Total Value of Derivatives	$ 59,563	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $14,572,667)		$ 19,301,944
Segregated cash with brokers for derivative instruments		34,000
Receivable for investments sold		44,618
Receivable for fund shares sold		17,167
Dividends receivable		42,173
Receivable for daily variation margin for derivative instruments		2,380
Prepaid expenses		108
Receivable from investment adviser for expense reductions		1,860
Other receivables		75
Total assets		19,444,325

Liabilities
Payable for investments purchased	$ 72,065
Payable for fund shares redeemed	401
Accrued management fee	8,274
Distribution and service plan fees payable	23
Audit fees payable	34,872
Other affiliated payables	2,401
Other payables and accrued expenses	5,166
Total liabilities		123,202

Net Assets		$ 19,321,123
Net Assets consist of:
Paid in capital		$ 13,602,067
Undistributed net investment income		78,453
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		851,753
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,788,850
Net Assets		$ 19,321,123

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

May 31, 2014

Value Multi-Manager: Net Asset Value, offering price and redemption price per share ($17,565,046 ÷ 1,176,312 shares)	$ 14.93

Class F: Net Asset Value, offering price and redemption price per share ($1,534,915 ÷ 102,614 shares)	$ 14.96

Class L: Net Asset Value, offering price and redemption price per share ($110,656 ÷ 7,411 shares)	$ 14.93

Class N: Net Asset Value, offering price and redemption price per share ($110,506 ÷ 7,409 shares)	$ 14.92

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended May 31, 2014

Investment Income
Dividends: Unaffiliated issuers		$ 353,877
Interest		3
Total income		353,880

Expenses
Management fee	$ 97,224
Transfer agent fees	20,855
Distribution and service plan fees	146
Accounting fees and expenses	7,101
Custodian fees and expenses	15,665
Independent trustees' compensation	204
Registration fees	50,456
Audit	47,819
Legal	116
Miscellaneous	258
Total expenses before reductions	239,844
Expense reductions	(63,715)	176,129
Net investment income (loss)		177,751
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,411,634
Foreign currency transactions	(3)
Futures contracts	124,990
Total net realized gain (loss)		1,536,621
Change in net unrealized appreciation (depreciation) on: Investment securities	1,530,949
Assets and liabilities in foreign currencies	20
Futures contracts	14,610
Total change in net unrealized appreciation (depreciation)		1,545,579
Net gain (loss)		3,082,200
Net increase (decrease) in net assets resulting from operations		$ 3,259,951

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended May 31, 2014	Year ended May 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 177,751	$ 186,566
Net realized gain (loss)	1,536,621	473,370
Change in net unrealized appreciation (depreciation)	1,545,579	2,762,721
Net increase (decrease) in net assets resulting from operations	3,259,951	3,422,657
Distributions to shareholders from net investment income	(174,043)	(173,522)
Distributions to shareholders from net realized gain	(979,457)	(271,041)
Total distributions	(1,153,500)	(444,563)
Share transactions - net increase (decrease)	1,153,126	2,052,874
Total increase (decrease) in net assets	3,259,577	5,030,968

Net Assets
Beginning of period	16,061,546	11,030,578
End of period (including undistributed net investment income of $78,453 and undistributed net investment income of $74,931, respectively)	$ 19,321,123	$ 16,061,546

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Value Multi-Manager

Years ended May 31,	2014	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.32	$ 10.65	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.14	.17	.08
Net realized and unrealized gain (loss)	2.37	2.92	.59
Total from investment operations	2.51	3.09	.67
Distributions from net investment income	(.14)	(.16)	(.02)
Distributions from net realized gain	(.77)	(.26)	-
Total distributions	(.90) H	(.42)	(.02)
Net asset value, end of period	$ 14.93	$ 13.32	$ 10.65
Total Return B, C	19.66%	29.71%	6.71%
Ratios to Average Net Assets F
Expenses before reductions	1.32%	1.30%	1.62% A
Expenses net of fee waivers, if any	.97%	.97%	.97% A
Expenses net of all reductions	.97%	.97%	.97% A
Net investment income (loss)	.97%	1.43%	1.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,565	$ 15,774	$ 11,031
Portfolio turnover rate G	59%	30%	14% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 16, 2011 (commencement of operations) to May 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $.90 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.766 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended May 31,	2014	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.33	$ 11.91
Income from Investment Operations
Net investment income (loss) D	.15	.08
Net realized and unrealized gain (loss)	2.38	1.62
Total from investment operations	2.53	1.70
Distributions from net investment income	(.14)	(.10)
Distributions from net realized gain	(.77)	(.18)
Total distributions	(.90) H	(.28)
Net asset value, end of period	$ 14.96	$ 13.33
Total Return B, C	19.81%	14.61%
Ratios to Average Net Assets F
Expenses before reductions	1.26%	.98%A
Expenses net of fee waivers, if any	.87%	.87%A
Expenses net of all reductions	.87%	.87%A
Net investment income (loss)	1.07%	1.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,535	$ 287
Portfolio turnover rate G	59%	30%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $.90 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.766 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Year ended May 31,	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.03
Income from Investment Operations
Net investment income (loss) D	.08
Net realized and unrealized gain (loss)	1.38
Total from investment operations	1.46
Distributions from net investment income	(.08)
Distributions from net realized gain	(.48)
Total distributions	(.56)
Net asset value, end of period	$ 14.93
Total Return B, C	10.65%
Ratios to Average Net Assets F
Expenses before reductions	1.37% A
Expenses net of fee waivers, if any	.97% A
Expenses net of all reductions	.97% A
Net investment income (loss)	97% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 111
Portfolio turnover rate G	59%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Year ended May 31,	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.03
Income from Investment Operations
Net investment income (loss) D	.06
Net realized and unrealized gain (loss)	1.38
Total from investment operations	1.44
Distributions from net investment income	(.07)
Distributions from net realized gain	(.48)
Total distributions	(.55)
Net asset value, end of period	$ 14.92
Total Return B, C	10.54%
Ratios to Average Net Assets F
Expenses before reductions	1.63% A
Expenses net of fee waivers, if any	1.22% A
Expenses net of all reductions	1.22% A
Net investment income (loss)	.72% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 111
Portfolio turnover rate G	59%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended May 31, 2014

1. Organization.

Strategic Advisers Value Multi-Manager Fund (the Fund) is a non-diversified fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Value Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

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2. Significant Accounting Policies - continued

Investment Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of May 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

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2. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are

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2. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,755,560
Gross unrealized depreciation	(44,034)
Net unrealized appreciation (depreciation) on securities and other investments	$ 4,711,526

Tax Cost	$ 14,590,418

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2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 304,593
Undistributed long-term capital gain	$ 702,970
Net unrealized appreciation (depreciation)	$ 4,711,536

The tax character of distributions paid was as follows:

	May 31, 2014	May 31, 2013
Ordinary Income	$ 313,890	$ 412,793
Long-term Capital Gains	839,610	31,770
Total	$ 1,153,500	$ 444,563

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty

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3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $124,990 and a change in net unrealized appreciation (depreciation) of $14,610 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $9,887,438 and $10,565,089, respectively.

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5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Sub-Advisers. Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC, Cohen & Steers Capital Management Inc., LSV Asset Management and Robeco Investment Management, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Pyramis Global Advisors, LLC (Pyramis), an affiliate of the investment adviser, has been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, Pyramis has not been allocated any portion of the Fund's assets. Pyramis in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 146	$ 146

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds excluding ETFs. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Value Multi-Manager	$ 20,731.12
Class L	62	.11*
Class N	62	.11*
	$ 20,855

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $32 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to reimburse Value Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through July 31, 2015. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Value Multi-Manager	.97%	$ 59,799
Class F	.87%	3,390
Class L	.97%	231
Class N	1.22%	235

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7. Expense Reductions - continued

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $60 for the period.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended May 31,	2014 A	2013 B
From net investment income
Value Multi-Manager	$ 165,869	$ 171,472
Class F	7,140	2,050
Class L	535	-
Class N	499	-
Total	$ 174,043	$ 173,522
From net realized gain
Value Multi-Manager	$ 929,562	$ 267,412
Class F	43,039	3,629
Class L	3,428	-
Class N	3,428	-
Total	$ 979,457	$ 271,041

A Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

B Distributions for Class F are for the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended May 31,	2014 A	2013 B	2014 A	2013 B
Value Multi-Manager
Shares sold	143,452	122,539	$ 2,006,824	$ 1,516,601
Reinvestment of distributions	80,671	38,786	1,095,431	438,884
Shares redeemed	(231,760)	(13,370)	(3,292,988)	(159,517)
Net increase (decrease)	(7,637)	147,955	$ (190,733)	$ 1,795,968
Class F
Shares sold	87,401	21,876	$ 1,226,690	$ 261,853
Reinvestment of distributions	3,634	493	50,179	5,679
Shares redeemed	(9,974)	(816)	(140,900)	(10,626)
Net increase (decrease)	81,061	21,553	$ 1,135,969	$ 256,906

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Notes to Financial Statements - continued

9. Share Transactions - continued

	Shares		Dollars
Years ended May 31,	2014 A	2013 B	2014 A	2013 B
Class L
Shares sold	7,127	-	$ 100,000	$ -
Reinvestment of distributions	284	-	3,963	-
Net increase (decrease)	7,411	-	$ 103,963	$ -
Class N
Shares sold	7,128	-	$ 100,000	$ -
Reinvestment of distributions	281	-	3,927	-
Net increase (decrease)	7,409	-	$ 103,927	$ -

A Share Transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

B Share Transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 82% of the total outstanding shares of the Fund.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Value Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Value Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Value Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 22, 2014

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Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds. Ms. Farrell oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

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In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts).

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

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* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Value Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Strategic Advisers Value Multi-Manager Fund	07/07/14	07/03/14	$0.064	$0.753

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31 2014, $1,255,881, or, if subsequently determined to be different, the net capital gain of such year.

Strategic Advisers Value Multi-Manager Fund designates 95% and 98% of the dividends distributed in July and December, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Strategic Advisers Value Multi-Manager Fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Aristotle Capital Management, LLC

Brandywine Global Investment
Management, LLC

Cohen & Steers Capital Management, Inc.

LSV Asset Management

Pyramis Global Advisors, LLC

Robeco Investment Management, Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

MMV-UANN-0714
1.931572.103

Strategic Advisers®
Value Multi-Manager Fund

Class F

Annual Report

May 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended May 31, 2014	Past 1 year	Life of fund A
Class F B	19.81%	22.07%

A From November 16, 2011.

B The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012, are those of Strategic Advisers® Value Multi-Manager Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hyphothetically that $10,000 was invested in Strategic Advisers® Value Multi-Manager Fund - Class F on November 16, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period. See footnote B above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a rough start to 2014 to post a strong gain in a risk-taking environment, as the S&P 500® Index returned 20.45% for the 12 months ending May 31, 2014, finishing at an all-time high. U.S. Federal Reserve policies balancing stimulus reductions with continued low interest rates contributed to a broad advance: All 10 S&P 500® market sectors gained, nine by more than 10%. Industrials (+27%) was the best-performing group, driven by demand for autos and other durable goods. Health care (+26%) was close behind, aided by new drugs and predictable reimbursements. Telecommunication services (+8%) proved the laggard, battling slow growth and stiff pricing competition. Volatility remained low for much of the period, despite spiking early in 2014 amid conflict in Ukraine and fear of a slowing economy in China. The S&P 500® Index finished strongly, aided by a rise in consumer spending and the lowest unemployment rate since 2008 - two factors that reduced the sting of weather-beaten first-quarter economic figures that showed contraction for the first time since 2011. Across segments, investors preferred large-cap stocks to small-caps and growth over value in the period. The small-cap Russell 2000® Index lagged the S&P 500® with a 16.79% return, while the growth-oriented Nasdaq Composite Index® rose 24.33%.

Comments from John Stone, Portfolio Manager of Strategic Advisers® Value Multi-Manager Fund: For the year, the Class F shares of Strategic Advisers® Value Multi-Manager Fund (the Fund) returned 19.81%, slightly outpacing the 19.60% gain of the Russell 1000® Value Index. Relative to the benchmark, LSV Asset Management was the biggest contributor, as its valuation-focused and generally higher-risk style, along with solid stock picks in consumer staples and financials, fueled its strong performance. Brandywine Global Investment Management's quantitative approach resulted in favorable positioning in financials, which included avoiding real estate investment trusts (REITs), a group that significantly underperformed the index. Brandywine also was helped by overweightings in the better-performing industrials and information technology sectors. Aristotle Capital Management, which holds a concentrated portfolio of what it believes are high-quality companies with stocks trading at steep discounts, benefited from positive security selection in energy and financials. On the downside, Robeco Investment Management was the only notable relative detractor. From when it was added to the portfolio in early October to period end, Robeco's strategy was hampered by adverse security selection in health care, consumer discretionary and utilities, along with holding a modest cash stake in a rising market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2013 to May 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During Period* December 1, 2013 to May 31, 2014
Value Multi-Manager	.97%
Actual		$ 1,000.00	$ 1,078.10	$ 5.03
HypotheticalA		$ 1,000.00	$ 1,020.09	$ 4.89
Class F	.87%
Actual		$ 1,000.00	$ 1,078.70	$ 4.51
HypotheticalA		$ 1,000.00	$ 1,020.59	$ 4.38
Class L	.97%
Actual		$ 1,000.00	$ 1,078.10	$ 5.03
HypotheticalA		$ 1,000.00	$ 1,020.09	$ 4.89
Class N	1.22%
Actual		$ 1,000.00	$ 1,077.00	$ 6.32
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.14

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of May 31, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	2.8	2.0
Wells Fargo & Co.	2.7	2.6
JPMorgan Chase & Co.	2.5	2.9
Pfizer, Inc.	2.0	2.3
Apple, Inc.	1.8	1.1
Microsoft Corp.	1.6	1.1
CVS Caremark Corp.	1.3	1.4
Bank of America Corp.	1.2	1.9
Citigroup, Inc.	1.2	1.5
Oracle Corp.	1.2	0.5
	18.3
Top Five Market Sectors as of May 31, 2014
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.5	25.6
Information Technology	13.8	12.6
Energy	11.8	12.1
Health Care	11.5	13.1
Industrials	8.4	8.8
Asset Allocation (% of fund's net assets)
As of May 31, 2014	As of November 30, 2013
Common Stocks 88.6%	Common Stocks 93.7%
Short-Term Investments and Net Other Assets (Liabilities) 11.4%	Short-Term Investments and Net Other Assets (Liabilities) 6.3%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments May 31, 2014

Showing Percentage of Net Assets

Common Stocks - 88.6%
	Shares	Value
CONSUMER DISCRETIONARY - 8.2%
Auto Components - 1.0%
Autoliv, Inc.	300	$ 31,800
Delphi Automotive PLC	140	9,668
Johnson Controls, Inc.	380	18,377
Lear Corp.	1,051	92,541
The Goodyear Tire & Rubber Co.	120	3,164
TRW Automotive Holdings Corp. (a)	460	39,040
		194,590
Automobiles - 0.6%
Ford Motor Co.	4,350	71,514
General Motors Co.	800	27,664
Harley-Davidson, Inc.	125	8,905
Honda Motor Co. Ltd.	300	10,532
		118,615
Diversified Consumer Services - 0.1%
Apollo Ed Group, Inc. Class A (non-vtg.) (a)	611	16,375
Hotels, Restaurants & Leisure - 0.4%
Carnival Corp. unit	230	9,207
Hyatt Hotels Corp. Class A (a)	20	1,223
Las Vegas Sands Corp.	250	19,130
McDonald's Corp.	220	22,315
Royal Caribbean Cruises Ltd.	100	5,529
Six Flags Entertainment Corp.	467	18,895
Wyndham Worldwide Corp.	30	2,218
		78,517
Household Durables - 0.7%
D.R. Horton, Inc.	797	18,873
Lennar Corp. Class A	1,243	50,839
Newell Rubbermaid, Inc.	160	4,685
PulteGroup, Inc.	150	2,934
Tupperware Brands Corp.	30	2,512
Whirlpool Corp.	330	47,372
		127,215
Leisure Products - 0.0%
Hasbro, Inc.	70	3,759
Media - 3.5%
CBS Corp. Class B	340	20,267
Comcast Corp. Class A	1,275	66,555
DIRECTV (a)	1,100	90,684
Gannett Co., Inc.	1,330	36,961
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
Liberty Global PLC Class C	1,222	$ 52,302
Liberty Media Corp. Class A (a)	343	43,606
News Corp. Class A (a)	987	16,838
Omnicom Group, Inc.	353	25,116
The Walt Disney Co.	700	58,807
Time Warner Cable, Inc.	400	56,464
Time Warner, Inc.	2,428	169,547
Viacom, Inc. Class B (non-vtg.)	510	43,518
		680,665
Multiline Retail - 1.1%
Dillard's, Inc. Class A	320	36,080
Kohl's Corp.	920	50,085
Macy's, Inc.	1,333	79,833
Nordstrom, Inc.	100	6,806
Target Corp.	500	28,380
		201,184
Specialty Retail - 0.6%
AutoNation, Inc. (a)	50	2,859
AutoZone, Inc. (a)	20	10,650
CST Brands, Inc.	177	5,853
Foot Locker, Inc.	60	2,891
Home Depot, Inc.	935	75,015
Murphy U.S.A., Inc. (a)	100	5,088
Penske Automotive Group, Inc.	50	2,326
Ross Stores, Inc.	260	17,797
		122,479
Textiles, Apparel & Luxury Goods - 0.2%
Hanesbrands, Inc.	240	20,359
VF Corp.	175	11,029
		31,388
TOTAL CONSUMER DISCRETIONARY		1,574,787
CONSUMER STAPLES - 6.3%
Beverages - 0.4%
Anheuser-Busch InBev SA NV ADR	150	16,488
Coca-Cola Enterprises, Inc.	150	6,846
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Beverages - continued
Diageo PLC sponsored ADR	364	$ 46,880
Dr. Pepper Snapple Group, Inc.	80	4,616
		74,830
Food & Staples Retailing - 2.9%
Costco Wholesale Corp.	175	20,304
CVS Caremark Corp.	3,211	251,486
Kroger Co.	1,590	75,907
Safeway, Inc.	500	17,170
Sysco Corp.	280	10,508
Wal-Mart Stores, Inc.	1,580	121,297
Walgreen Co.	790	56,809
		553,481
Food Products - 2.2%
Archer Daniels Midland Co.	1,470	66,062
Bunge Ltd.	70	5,440
General Mills, Inc.	1,007	55,315
Ingredion, Inc.	620	47,213
Kellogg Co.	80	5,518
Kraft Foods Group, Inc.	130	7,730
Pilgrims Pride Corp. (a)	100	2,544
The Hershey Co.	270	26,282
Tyson Foods, Inc. Class A	3,641	154,597
Unilever NV (NY Reg.)	1,130	49,053
		419,754
Household Products - 0.3%
Energizer Holdings, Inc.	330	38,280
Kimberly-Clark Corp.	210	23,594
		61,874
Personal Products - 0.2%
Coty, Inc. Class A	1,770	29,524
Herbalife Ltd.	40	2,593
		32,117
Tobacco - 0.3%
Altria Group, Inc.	950	39,482
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - continued
Lorillard, Inc.	210	$ 13,056
Reynolds American, Inc.	300	17,889
		70,427
TOTAL CONSUMER STAPLES		1,212,483
ENERGY - 11.8%
Energy Equipment & Services - 1.4%
Baker Hughes, Inc.	310	21,861
Halliburton Co.	1,308	84,549
Helmerich & Payne, Inc.	500	54,975
National Oilwell Varco, Inc.	240	19,649
Noble Corp.	700	22,022
Oil States International, Inc. (a)	10	1,076
Parker Drilling Co. (a)	2,100	13,587
Patterson-UTI Energy, Inc.	60	1,985
Schlumberger Ltd.	493	51,292
Superior Energy Services, Inc.	60	1,991
		272,987
Oil, Gas & Consumable Fuels - 10.4%
Anadarko Petroleum Corp.	375	38,573
Apache Corp.	580	54,068
BP PLC sponsored ADR	225	11,351
Chesapeake Energy Corp.	260	7,467
Chevron Corp.	1,400	171,906
ConocoPhillips Co.	2,140	171,072
CONSOL Energy, Inc.	90	3,975
Devon Energy Corp.	680	50,252
Energen Corp.	234	19,979
EOG Resources, Inc.	547	57,873
EQT Corp.	282	30,140
Exxon Mobil Corp.	5,439	546,783
Hess Corp.	995	90,844
HollyFrontier Corp.	50	2,463
Marathon Oil Corp.	1,450	53,157
Marathon Petroleum Corp.	1,203	107,536
Murphy Oil Corp.	600	37,002
Occidental Petroleum Corp.	1,247	124,313
Peabody Energy Corp.	110	1,778
Phillips 66 Co.	2,557	216,808
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Pioneer Natural Resources Co.	202	$ 42,452
QEP Resources, Inc.	1,220	38,967
Tesoro Corp.	30	1,686
Valero Energy Corp.	2,395	134,240
		2,014,685
TOTAL ENERGY		2,287,672
FINANCIALS - 22.5%
Banks - 10.7%
Banco Santander SA (Spain) sponsored ADR	4,879	49,863
Bank of America Corp.	15,295	231,566
BB&T Corp.	1,811	68,673
Citigroup, Inc.	4,783	227,527
Comerica, Inc.	300	14,391
Commerce Bancshares, Inc.	52	2,257
Cullen/Frost Bankers, Inc.	30	2,246
Fifth Third Bancorp	4,707	97,388
First Republic Bank	751	38,196
Huntington Bancshares, Inc.	5,060	46,906
JPMorgan Chase & Co.	8,604	478,124
KeyCorp	2,410	32,993
M&T Bank Corp.	320	38,838
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	5,091	28,662
PNC Financial Services Group, Inc.	1,100	93,797
Regions Financial Corp.	780	7,948
SunTrust Banks, Inc.	1,263	48,398
U.S. Bancorp	920	38,815
Wells Fargo & Co.	10,115	513,640
Zions Bancorporation	100	2,859
		2,063,087
Capital Markets - 2.2%
Ameriprise Financial, Inc.	1,160	130,628
Bank of New York Mellon Corp.	640	22,118
BlackRock, Inc. Class A	178	54,272
Franklin Resources, Inc.	350	19,324
Goldman Sachs Group, Inc.	400	63,924
Invesco Ltd.	250	9,175
Morgan Stanley	1,690	52,153
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Northern Trust Corp.	120	$ 7,248
State Street Corp.	1,142	74,538
		433,380
Consumer Finance - 2.0%
American Express Co.	800	73,200
Capital One Financial Corp.	2,134	168,351
Discover Financial Services	2,038	120,507
Navient Corp.	1,320	20,856
SLM Corp.	1,100	9,471
		392,385
Diversified Financial Services - 0.8%
Berkshire Hathaway, Inc. Class B (a)	1,169	150,029
Voya Financial, Inc.	60	2,148
		152,177
Insurance - 6.1%
ACE Ltd.	722	74,879
AFLAC, Inc.	960	58,781
Alleghany Corp. (a)	10	4,211
Allstate Corp.	2,079	121,123
American Financial Group, Inc.	620	36,196
American International Group, Inc.	1,545	83,538
Arch Capital Group Ltd. (a)	80	4,554
Assurant, Inc.	440	29,836
Assured Guaranty Ltd.	70	1,709
Axis Capital Holdings Ltd.	660	30,353
Cincinnati Financial Corp.	80	3,922
Everest Re Group Ltd.	230	36,805
Genworth Financial, Inc. Class A (a)	190	3,228
Hartford Financial Services Group, Inc.	1,600	55,440
HCC Insurance Holdings, Inc.	80	3,758
Lincoln National Corp.	1,240	59,470
MetLife, Inc.	1,254	63,866
Old Republic International Corp.	140	2,394
PartnerRe Ltd.	330	35,432
Platinum Underwriters Holdings Ltd.	400	25,660
Principal Financial Group, Inc.	170	7,951
Progressive Corp.	766	19,173
Prudential Financial, Inc.	1,350	110,916
Reinsurance Group of America, Inc.	50	3,908
RenaissanceRe Holdings Ltd.	60	6,250
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
The Chubb Corp.	740	$ 68,568
The Travelers Companies, Inc.	1,671	156,155
Torchmark Corp.	140	11,330
Unum Group	1,140	38,657
Validus Holdings Ltd.	527	19,673
W.R. Berkley Corp.	50	2,229
XL Group PLC Class A	60	1,948
		1,181,913
Real Estate Investment Trusts - 0.7%
American Capital Agency Corp.	836	19,838
American Homes 4 Rent Class A	1,072	18,889
American Tower Corp.	265	23,752
Extra Space Storage, Inc.	450	23,558
Simon Property Group, Inc.	150	24,969
SL Green Realty Corp.	150	16,424
		127,430
Thrifts & Mortgage Finance - 0.0%
New York Community Bancorp, Inc.	250	3,820
TOTAL FINANCIALS		4,354,192
HEALTH CARE - 11.5%
Biotechnology - 0.9%
Amgen, Inc.	1,020	118,310
Gilead Sciences, Inc. (a)	250	20,303
United Therapeutics Corp. (a)	300	28,722
		167,335
Health Care Equipment & Supplies - 2.4%
Baxter International, Inc.	1,100	81,851
Becton, Dickinson & Co.	110	12,947
CareFusion Corp. (a)	100	4,293
Covidien PLC	1,310	95,774
Medtronic, Inc.	2,155	131,520
St. Jude Medical, Inc.	160	10,384
Zimmer Holdings, Inc.	1,134	118,333
		455,102
Health Care Providers & Services - 3.7%
Aetna, Inc.	1,325	102,754
Cardinal Health, Inc.	190	13,420
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Cigna Corp.	1,010	$ 90,678
Express Scripts Holding Co. (a)	988	70,612
HCA Holdings, Inc. (a)	170	9,008
Humana, Inc.	290	36,093
Laboratory Corp. of America Holdings (a)	294	30,159
LifePoint Hospitals, Inc. (a)	400	24,496
McKesson Corp.	173	32,808
Omnicare, Inc.	545	34,635
Quest Diagnostics, Inc.	548	32,820
UnitedHealth Group, Inc.	1,060	84,408
Universal Health Services, Inc. Class B	515	46,129
WellPoint, Inc.	1,070	115,945
		723,965
Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc.	245	28,643
Pharmaceuticals - 4.4%
AbbVie, Inc.	2,210	120,069
Actavis PLC (a)	94	19,885
Hospira, Inc. (a)	300	14,751
Johnson & Johnson	1,001	101,561
Merck & Co., Inc.	2,430	140,600
Perrigo Co. PLC	125	17,275
Pfizer, Inc.	13,289	393,753
Sanofi SA sponsored ADR	863	45,998
		853,892
TOTAL HEALTH CARE		2,228,937
INDUSTRIALS - 8.4%
Aerospace & Defense - 2.9%
Engility Holdings, Inc. (a)	66	2,551
General Dynamics Corp.	695	82,093
Honeywell International, Inc.	603	56,169
Huntington Ingalls Industries, Inc.	10	998
L-3 Communications Holdings, Inc.	450	54,527
Lockheed Martin Corp.	801	131,084
Northrop Grumman Corp.	570	69,284
Raytheon Co.	1,123	109,571
Rockwell Collins, Inc.	80	6,323
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
Triumph Group, Inc.	275	$ 19,058
United Technologies Corp.	240	27,893
		559,551
Airlines - 0.3%
Alaska Air Group, Inc.	390	38,399
Delta Air Lines, Inc.	340	13,569
Southwest Airlines Co.	390	10,316
		62,284
Building Products - 0.1%
Owens Corning	550	22,556
Commercial Services & Supplies - 0.4%
Deluxe Corp.	700	39,263
R.R. Donnelley & Sons Co.	1,500	23,760
Republic Services, Inc.	170	6,018
Tyco International Ltd.	303	13,223
		82,264
Construction & Engineering - 0.1%
Fluor Corp.	90	6,757
Quanta Services, Inc. (a)	100	3,395
		10,152
Electrical Equipment - 0.1%
Emerson Electric Co.	360	24,023
Industrial Conglomerates - 1.1%
General Electric Co.	7,678	205,694
Machinery - 2.6%
AGCO Corp.	500	26,980
Caterpillar, Inc.	640	65,427
Crane Co.	358	26,531
Cummins, Inc.	100	15,293
Deere & Co.	1,284	117,062
Dover Corp.	447	38,969
Illinois Tool Works, Inc.	455	39,380
Ingersoll-Rand PLC	100	5,982
Joy Global, Inc.	40	2,286
Lincoln Electric Holdings, Inc.	30	1,971
Oshkosh Truck Corp.	750	40,538
PACCAR, Inc.	320	20,275
Parker Hannifin Corp.	314	39,322
Pentair Ltd.	225	16,794
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Snap-On, Inc.	30	$ 3,518
SPX Corp.	175	18,312
Stanley Black & Decker, Inc.	90	7,866
Terex Corp.	40	1,538
Timken Co.	200	12,844
Trinity Industries, Inc.	20	1,731
		502,619
Professional Services - 0.0%
Dun & Bradstreet Corp.	20	2,065
Road & Rail - 0.7%
AMERCO	10	2,761
CSX Corp.	1,360	39,984
Norfolk Southern Corp.	608	61,256
Union Pacific Corp.	110	21,920
		125,921
Trading Companies & Distributors - 0.1%
Aircastle Ltd.	1,400	23,492
TOTAL INDUSTRIALS		1,620,621
INFORMATION TECHNOLOGY - 13.8%
Communications Equipment - 1.9%
Brocade Communications Systems, Inc.	3,359	30,634
Cisco Systems, Inc.	7,577	186,546
F5 Networks, Inc. (a)	90	9,770
Harris Corp.	560	43,260
Juniper Networks, Inc. (a)	180	4,403
Motorola Solutions, Inc.	100	6,742
QUALCOMM, Inc.	1,110	89,300
		370,655
Electronic Equipment & Components - 1.3%
Arrow Electronics, Inc. (a)	60	3,462
Avnet, Inc.	120	5,228
Corning, Inc.	2,710	57,723
Knowles Corp. (a)	183	5,162
TE Connectivity Ltd.	2,239	133,131
Tech Data Corp. (a)	600	35,706
Vishay Intertechnology, Inc.	1,300	19,396
		259,808
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 0.3%
eBay, Inc. (a)	904	$ 45,860
Yahoo!, Inc. (a)	250	8,663
		54,523
IT Services - 0.9%
Accenture PLC Class A	250	20,363
Amdocs Ltd.	800	38,496
Blackhawk Network Holdings, Inc. (a)	82	2,011
Broadridge Financial Solutions, Inc.	50	2,051
Computer Sciences Corp.	80	5,031
Fidelity National Information Services, Inc.	291	15,758
Global Payments, Inc.	272	18,648
Vantiv, Inc. (a)	325	10,072
Xerox Corp.	4,490	55,452
		167,882
Semiconductors & Semiconductor Equipment - 1.5%
Avago Technologies Ltd.	825	58,303
Broadcom Corp. Class A	775	24,699
Intel Corp.	4,030	110,100
KLA-Tencor Corp.	60	3,931
Lam Research Corp.	60	3,722
NVIDIA Corp.	1,320	25,080
ON Semiconductor Corp. (a)	1,994	17,328
Texas Instruments, Inc.	874	41,061
		284,224
Software - 3.3%
Adobe Systems, Inc. (a)	700	45,178
CA Technologies, Inc.	250	7,173
Citrix Systems, Inc. (a)	950	58,872
Microsoft Corp.	7,521	307,910
Oracle Corp.	5,229	219,723
		638,856
Technology Hardware, Storage & Peripherals - 4.6%
Apple, Inc.	554	350,682
EMC Corp.	4,208	111,764
Hewlett-Packard Co.	4,670	156,445
NetApp, Inc.	650	24,057
SanDisk Corp.	335	32,371
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - continued
Seagate Technology	1,363	$ 73,234
Western Digital Corp.	1,510	132,654
		881,207
TOTAL INFORMATION TECHNOLOGY		2,657,155
MATERIALS - 3.1%
Chemicals - 2.0%
Albemarle Corp.	40	2,768
Ashland, Inc.	40	4,120
Celanese Corp. Class A	90	5,643
CF Industries Holdings, Inc.	160	38,930
E.I. du Pont de Nemours & Co.	430	29,803
Eastman Chemical Co.	725	63,989
Ecolab, Inc.	571	62,347
Huntsman Corp.	2,406	64,216
LyondellBasell Industries NV Class A	310	30,867
Potash Corp. of Saskatchewan, Inc.	500	18,160
Rockwood Holdings, Inc.	30	2,291
The Dow Chemical Co.	925	48,211
Westlake Chemical Corp.	60	4,851
		376,196
Construction Materials - 0.2%
Eagle Materials, Inc.	165	14,350
Martin Marietta Materials, Inc.	208	25,542
		39,892
Containers & Packaging - 0.4%
Avery Dennison Corp.	40	2,028
Ball Corp.	50	3,018
Bemis Co., Inc.	60	2,485
Crown Holdings, Inc. (a)	783	38,250
MeadWestvaco Corp.	70	2,841
Owens-Illinois, Inc. (a)	90	2,991
Packaging Corp. of America	40	2,766
Rock-Tenn Co. Class A	269	27,177
Sonoco Products Co.	50	2,112
		83,668
Metals & Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc.	800	27,240
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Nucor Corp.	60	$ 3,038
Steel Dynamics, Inc.	100	1,727
		32,005
Paper & Forest Products - 0.3%
Domtar Corp.	250	22,720
International Paper Co.	812	38,676
		61,396
TOTAL MATERIALS		593,157
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.8%
AT&T, Inc.	3,900	138,333
Verizon Communications, Inc.	516	25,779
		164,112
UTILITIES - 2.2%
Electric Utilities - 1.3%
American Electric Power Co., Inc.	1,190	63,487
Duke Energy Corp.	280	19,902
Edison International	130	7,168
Entergy Corp.	600	45,252
Exelon Corp.	1,240	45,669
FirstEnergy Corp.	859	29,051
NextEra Energy, Inc.	235	22,880
Northeast Utilities	150	6,810
		240,219
Independent Power Producers & Energy Traders - 0.4%
The AES Corp.	5,895	83,120
Multi-Utilities - 0.5%
Alliant Energy Corp.	60	3,498
Ameren Corp.	140	5,509
MDU Resources Group, Inc.	90	3,049
Public Service Enterprise Group, Inc.	1,210	47,142
SCANA Corp.	600	31,200
Sempra Energy	90	9,032
Wisconsin Energy Corp.	80	3,642
		103,072
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Water Utilities - 0.0%
American Water Works Co., Inc.	80	$ 3,873
TOTAL UTILITIES		430,284
TOTAL COMMON STOCKS (Cost $12,394,123)		17,123,400
Money Market Funds - 11.3%

SSgA U.S. Treasury Money Market Fund, 0% (b) (Cost $2,178,544)	2,178,544	2,178,544
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $14,572,667)		19,301,944
NET OTHER ASSETS (LIABILITIES) - 0.1%		19,179
NET ASSETS - 100%		$ 19,321,123
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
17 ICE Russell 1000 Value Index Contracts (United States)	June 2014	$ 1,647,130	$ 59,563

The face value of futures purchased as a percentage of net assets is 8.5%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information

The following is a summary of the inputs used, as of May 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,574,787	$ 1,564,255	$ 10,532	$ -
Consumer Staples	1,212,483	1,212,483	-	-
Energy	2,287,672	2,287,672	-	-
Financials	4,354,192	4,354,192	-	-
Health Care	2,228,937	2,228,937	-	-
Industrials	1,620,621	1,620,621	-	-
Information Technology	2,657,155	2,657,155	-	-
Materials	593,157	593,157	-	-
Telecommunication Services	164,112	164,112	-	-
Utilities	430,284	430,284	-	-
Money Market Funds	2,178,544	2,178,544	-	-
Total Investments in Securities:	$ 19,301,944	$ 19,291,412	$ 10,532	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 59,563	$ 59,563	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 59,563	$ -
Total Value of Derivatives	$ 59,563	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $14,572,667)		$ 19,301,944
Segregated cash with brokers for derivative instruments		34,000
Receivable for investments sold		44,618
Receivable for fund shares sold		17,167
Dividends receivable		42,173
Receivable for daily variation margin for derivative instruments		2,380
Prepaid expenses		108
Receivable from investment adviser for expense reductions		1,860
Other receivables		75
Total assets		19,444,325

Liabilities
Payable for investments purchased	$ 72,065
Payable for fund shares redeemed	401
Accrued management fee	8,274
Distribution and service plan fees payable	23
Audit fees payable	34,872
Other affiliated payables	2,401
Other payables and accrued expenses	5,166
Total liabilities		123,202

Net Assets		$ 19,321,123
Net Assets consist of:
Paid in capital		$ 13,602,067
Undistributed net investment income		78,453
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		851,753
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,788,850
Net Assets		$ 19,321,123

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

May 31, 2014

Value Multi-Manager: Net Asset Value, offering price and redemption price per share ($17,565,046 ÷ 1,176,312 shares)	$ 14.93

Class F: Net Asset Value, offering price and redemption price per share ($1,534,915 ÷ 102,614 shares)	$ 14.96

Class L: Net Asset Value, offering price and redemption price per share ($110,656 ÷ 7,411 shares)	$ 14.93

Class N: Net Asset Value, offering price and redemption price per share ($110,506 ÷ 7,409 shares)	$ 14.92

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended May 31, 2014

Investment Income
Dividends: Unaffiliated issuers		$ 353,877
Interest		3
Total income		353,880

Expenses
Management fee	$ 97,224
Transfer agent fees	20,855
Distribution and service plan fees	146
Accounting fees and expenses	7,101
Custodian fees and expenses	15,665
Independent trustees' compensation	204
Registration fees	50,456
Audit	47,819
Legal	116
Miscellaneous	258
Total expenses before reductions	239,844
Expense reductions	(63,715)	176,129
Net investment income (loss)		177,751
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,411,634
Foreign currency transactions	(3)
Futures contracts	124,990
Total net realized gain (loss)		1,536,621
Change in net unrealized appreciation (depreciation) on: Investment securities	1,530,949
Assets and liabilities in foreign currencies	20
Futures contracts	14,610
Total change in net unrealized appreciation (depreciation)		1,545,579
Net gain (loss)		3,082,200
Net increase (decrease) in net assets resulting from operations		$ 3,259,951

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended May 31, 2014	Year ended May 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 177,751	$ 186,566
Net realized gain (loss)	1,536,621	473,370
Change in net unrealized appreciation (depreciation)	1,545,579	2,762,721
Net increase (decrease) in net assets resulting from operations	3,259,951	3,422,657
Distributions to shareholders from net investment income	(174,043)	(173,522)
Distributions to shareholders from net realized gain	(979,457)	(271,041)
Total distributions	(1,153,500)	(444,563)
Share transactions - net increase (decrease)	1,153,126	2,052,874
Total increase (decrease) in net assets	3,259,577	5,030,968

Net Assets
Beginning of period	16,061,546	11,030,578
End of period (including undistributed net investment income of $78,453 and undistributed net investment income of $74,931, respectively)	$ 19,321,123	$ 16,061,546

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Value Multi-Manager

Years ended May 31,	2014	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.32	$ 10.65	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.14	.17	.08
Net realized and unrealized gain (loss)	2.37	2.92	.59
Total from investment operations	2.51	3.09	.67
Distributions from net investment income	(.14)	(.16)	(.02)
Distributions from net realized gain	(.77)	(.26)	-
Total distributions	(.90) H	(.42)	(.02)
Net asset value, end of period	$ 14.93	$ 13.32	$ 10.65
Total Return B, C	19.66%	29.71%	6.71%
Ratios to Average Net Assets F
Expenses before reductions	1.32%	1.30%	1.62% A
Expenses net of fee waivers, if any	.97%	.97%	.97% A
Expenses net of all reductions	.97%	.97%	.97% A
Net investment income (loss)	.97%	1.43%	1.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,565	$ 15,774	$ 11,031
Portfolio turnover rate G	59%	30%	14% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 16, 2011 (commencement of operations) to May 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $.90 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.766 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended May 31,	2014	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.33	$ 11.91
Income from Investment Operations
Net investment income (loss) D	.15	.08
Net realized and unrealized gain (loss)	2.38	1.62
Total from investment operations	2.53	1.70
Distributions from net investment income	(.14)	(.10)
Distributions from net realized gain	(.77)	(.18)
Total distributions	(.90) H	(.28)
Net asset value, end of period	$ 14.96	$ 13.33
Total Return B, C	19.81%	14.61%
Ratios to Average Net Assets F
Expenses before reductions	1.26%	.98%A
Expenses net of fee waivers, if any	.87%	.87%A
Expenses net of all reductions	.87%	.87%A
Net investment income (loss)	1.07%	1.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,535	$ 287
Portfolio turnover rate G	59%	30%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $.90 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.766 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Year ended May 31,	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.03
Income from Investment Operations
Net investment income (loss) D	.08
Net realized and unrealized gain (loss)	1.38
Total from investment operations	1.46
Distributions from net investment income	(.08)
Distributions from net realized gain	(.48)
Total distributions	(.56)
Net asset value, end of period	$ 14.93
Total Return B, C	10.65%
Ratios to Average Net Assets F
Expenses before reductions	1.37% A
Expenses net of fee waivers, if any	.97% A
Expenses net of all reductions	.97% A
Net investment income (loss)	97% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 111
Portfolio turnover rate G	59%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Year ended May 31,	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.03
Income from Investment Operations
Net investment income (loss) D	.06
Net realized and unrealized gain (loss)	1.38
Total from investment operations	1.44
Distributions from net investment income	(.07)
Distributions from net realized gain	(.48)
Total distributions	(.55)
Net asset value, end of period	$ 14.92
Total Return B, C	10.54%
Ratios to Average Net Assets F
Expenses before reductions	1.63% A
Expenses net of fee waivers, if any	1.22% A
Expenses net of all reductions	1.22% A
Net investment income (loss)	.72% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 111
Portfolio turnover rate G	59%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended May 31, 2014

1. Organization.

Strategic Advisers Value Multi-Manager Fund (the Fund) is a non-diversified fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Value Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of May 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are

Annual Report

2. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,755,560
Gross unrealized depreciation	(44,034)
Net unrealized appreciation (depreciation) on securities and other investments	$ 4,711,526

Tax Cost	$ 14,590,418

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 304,593
Undistributed long-term capital gain	$ 702,970
Net unrealized appreciation (depreciation)	$ 4,711,536

The tax character of distributions paid was as follows:

	May 31, 2014	May 31, 2013
Ordinary Income	$ 313,890	$ 412,793
Long-term Capital Gains	839,610	31,770
Total	$ 1,153,500	$ 444,563

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty

Annual Report

3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $124,990 and a change in net unrealized appreciation (depreciation) of $14,610 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $9,887,438 and $10,565,089, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Sub-Advisers. Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC, Cohen & Steers Capital Management Inc., LSV Asset Management and Robeco Investment Management, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Pyramis Global Advisors, LLC (Pyramis), an affiliate of the investment adviser, has been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, Pyramis has not been allocated any portion of the Fund's assets. Pyramis in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 146	$ 146

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds excluding ETFs. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Value Multi-Manager	$ 20,731.12
Class L	62	.11*
Class N	62	.11*
	$ 20,855

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $32 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to reimburse Value Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through July 31, 2015. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Value Multi-Manager	.97%	$ 59,799
Class F	.87%	3,390
Class L	.97%	231
Class N	1.22%	235

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions - continued

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $60 for the period.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended May 31,	2014 A	2013 B
From net investment income
Value Multi-Manager	$ 165,869	$ 171,472
Class F	7,140	2,050
Class L	535	-
Class N	499	-
Total	$ 174,043	$ 173,522
From net realized gain
Value Multi-Manager	$ 929,562	$ 267,412
Class F	43,039	3,629
Class L	3,428	-
Class N	3,428	-
Total	$ 979,457	$ 271,041

A Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

B Distributions for Class F are for the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended May 31,	2014 A	2013 B	2014 A	2013 B
Value Multi-Manager
Shares sold	143,452	122,539	$ 2,006,824	$ 1,516,601
Reinvestment of distributions	80,671	38,786	1,095,431	438,884
Shares redeemed	(231,760)	(13,370)	(3,292,988)	(159,517)
Net increase (decrease)	(7,637)	147,955	$ (190,733)	$ 1,795,968
Class F
Shares sold	87,401	21,876	$ 1,226,690	$ 261,853
Reinvestment of distributions	3,634	493	50,179	5,679
Shares redeemed	(9,974)	(816)	(140,900)	(10,626)
Net increase (decrease)	81,061	21,553	$ 1,135,969	$ 256,906

Annual Report

9. Share Transactions - continued

	Shares		Dollars
Years ended May 31,	2014 A	2013 B	2014 A	2013 B
Class L
Shares sold	7,127	-	$ 100,000	$ -
Reinvestment of distributions	284	-	3,963	-
Net increase (decrease)	7,411	-	$ 103,963	$ -
Class N
Shares sold	7,128	-	$ 100,000	$ -
Reinvestment of distributions	281	-	3,927	-
Net increase (decrease)	7,409	-	$ 103,927	$ -

A Share Transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

B Share Transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 82% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Value Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Value Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Value Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 22, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds. Ms. Farrell oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Value Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class F	07/07/14	07/03/14	$0.064	$0.753

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31 2014, $1,255,881, or, if subsequently determined to be different, the net capital gain of such year.

Class F designates 95% and 98% of the dividends distributed in July and December, respectively, during the fiscal year as qualifying for the dividend-received deduction for corporate shareholders.

Class F designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Aristotle Capital Management, LLC

Brandywine Global Investment
Management, LLC

Cohen & Steers Capital Management, Inc.

LSV Asset Management

Pyramis Global Advisors, LLC

Robeco Investment Management, Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

MMV-F-ANN-0714
1.951454.101

Strategic Advisers®
Value Multi-Manager Fund
Class L and Class N

Annual Report

May 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended May 31, 2014	Past 1 year	Life of fund A
Class L B	19.66%	21.97%
Class N C	19.54%	21.93%

A From November 16, 2011.

B The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® Value Multi-Manager Fund, the original class of the fund.

C Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® Value Multi-Manager Fund, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers Value Multi-Manager Fund - Class L on November 16, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period. See footnote B above for additional information regarding the performance of Class L.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a rough start to 2014 to post a strong gain in a risk-taking environment, as the S&P 500® Index returned 20.45% for the 12 months ending May 31, 2014, finishing at an all-time high. U.S. Federal Reserve policies balancing stimulus reductions with continued low interest rates contributed to a broad advance: All 10 S&P 500® market sectors gained, nine by more than 10%. Industrials (+27%) was the best-performing group, driven by demand for autos and other durable goods. Health care (+26%) was close behind, aided by new drugs and predictable reimbursements. Telecommunication services (+8%) proved the laggard, battling slow growth and stiff pricing competition. Volatility remained low for much of the period, despite spiking early in 2014 amid conflict in Ukraine and fear of a slowing economy in China. The S&P 500® Index finished strongly, aided by a rise in consumer spending and the lowest unemployment rate since 2008 - two factors that reduced the sting of weather-beaten first-quarter economic figures that showed contraction for the first time since 2011. Across segments, investors preferred large-cap stocks to small-caps and growth over value in the period. The small-cap Russell 2000® Index lagged the S&P 500® with a 16.79% return, while the growth-oriented Nasdaq Composite Index® rose 24.33%.

Comments from John Stone, Portfolio Manager of Strategic Advisers® Value Multi-Manager Fund: For the year, the Class L and Class N shares of Strategic Advisers® Value Multi-Manager Fund (the Fund) performed roughly in line with the 19.60% gain of the Russell 1000® Value Index. (For specific portfolio results, please refer to the performance section of this report.)  Relative to the benchmark, LSV Asset Management was the biggest contributor, as its valuation-focused and generally higher-risk style, along with solid stock picks in consumer staples and financials, fueled its strong performance. Brandywine Global Investment Management's quantitative approach resulted in favorable positioning in financials, which included avoiding real estate investment trusts (REITs), a group that significantly underperformed the index. Brandywine also was helped by overweightings in the better-performing industrials and information technology sectors. Aristotle Capital Management, which holds a concentrated portfolio of what it believes are high-quality companies with stocks trading at steep discounts, benefited from positive security selection in energy and financials. On the downside, Robeco Investment Management was the only notable relative detractor. From when it was added to the portfolio in early October to period end, Robeco's strategy was hampered by adverse security selection in health care, consumer discretionary and utilities, along with holding a modest cash stake in a rising market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2013 to May 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During Period* December 1, 2013 to May 31, 2014
Value Multi-Manager	.97%
Actual		$ 1,000.00	$ 1,078.10	$ 5.03
HypotheticalA		$ 1,000.00	$ 1,020.09	$ 4.89
Class F	.87%
Actual		$ 1,000.00	$ 1,078.70	$ 4.51
HypotheticalA		$ 1,000.00	$ 1,020.59	$ 4.38
Class L	.97%
Actual		$ 1,000.00	$ 1,078.10	$ 5.03
HypotheticalA		$ 1,000.00	$ 1,020.09	$ 4.89
Class N	1.22%
Actual		$ 1,000.00	$ 1,077.00	$ 6.32
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.14

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of May 31, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	2.8	2.0
Wells Fargo & Co.	2.7	2.6
JPMorgan Chase & Co.	2.5	2.9
Pfizer, Inc.	2.0	2.3
Apple, Inc.	1.8	1.1
Microsoft Corp.	1.6	1.1
CVS Caremark Corp.	1.3	1.4
Bank of America Corp.	1.2	1.9
Citigroup, Inc.	1.2	1.5
Oracle Corp.	1.2	0.5
	18.3
Top Five Market Sectors as of May 31, 2014
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.5	25.6
Information Technology	13.8	12.6
Energy	11.8	12.1
Health Care	11.5	13.1
Industrials	8.4	8.8
Asset Allocation (% of fund's net assets)
As of May 31, 2014	As of November 30, 2013
Common Stocks 88.6%	Common Stocks 93.7%
Short-Term Investments and Net Other Assets (Liabilities) 11.4%	Short-Term Investments and Net Other Assets (Liabilities) 6.3%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments May 31, 2014

Showing Percentage of Net Assets

Common Stocks - 88.6%
	Shares	Value
CONSUMER DISCRETIONARY - 8.2%
Auto Components - 1.0%
Autoliv, Inc.	300	$ 31,800
Delphi Automotive PLC	140	9,668
Johnson Controls, Inc.	380	18,377
Lear Corp.	1,051	92,541
The Goodyear Tire & Rubber Co.	120	3,164
TRW Automotive Holdings Corp. (a)	460	39,040
		194,590
Automobiles - 0.6%
Ford Motor Co.	4,350	71,514
General Motors Co.	800	27,664
Harley-Davidson, Inc.	125	8,905
Honda Motor Co. Ltd.	300	10,532
		118,615
Diversified Consumer Services - 0.1%
Apollo Ed Group, Inc. Class A (non-vtg.) (a)	611	16,375
Hotels, Restaurants & Leisure - 0.4%
Carnival Corp. unit	230	9,207
Hyatt Hotels Corp. Class A (a)	20	1,223
Las Vegas Sands Corp.	250	19,130
McDonald's Corp.	220	22,315
Royal Caribbean Cruises Ltd.	100	5,529
Six Flags Entertainment Corp.	467	18,895
Wyndham Worldwide Corp.	30	2,218
		78,517
Household Durables - 0.7%
D.R. Horton, Inc.	797	18,873
Lennar Corp. Class A	1,243	50,839
Newell Rubbermaid, Inc.	160	4,685
PulteGroup, Inc.	150	2,934
Tupperware Brands Corp.	30	2,512
Whirlpool Corp.	330	47,372
		127,215
Leisure Products - 0.0%
Hasbro, Inc.	70	3,759
Media - 3.5%
CBS Corp. Class B	340	20,267
Comcast Corp. Class A	1,275	66,555
DIRECTV (a)	1,100	90,684
Gannett Co., Inc.	1,330	36,961
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
Liberty Global PLC Class C	1,222	$ 52,302
Liberty Media Corp. Class A (a)	343	43,606
News Corp. Class A (a)	987	16,838
Omnicom Group, Inc.	353	25,116
The Walt Disney Co.	700	58,807
Time Warner Cable, Inc.	400	56,464
Time Warner, Inc.	2,428	169,547
Viacom, Inc. Class B (non-vtg.)	510	43,518
		680,665
Multiline Retail - 1.1%
Dillard's, Inc. Class A	320	36,080
Kohl's Corp.	920	50,085
Macy's, Inc.	1,333	79,833
Nordstrom, Inc.	100	6,806
Target Corp.	500	28,380
		201,184
Specialty Retail - 0.6%
AutoNation, Inc. (a)	50	2,859
AutoZone, Inc. (a)	20	10,650
CST Brands, Inc.	177	5,853
Foot Locker, Inc.	60	2,891
Home Depot, Inc.	935	75,015
Murphy U.S.A., Inc. (a)	100	5,088
Penske Automotive Group, Inc.	50	2,326
Ross Stores, Inc.	260	17,797
		122,479
Textiles, Apparel & Luxury Goods - 0.2%
Hanesbrands, Inc.	240	20,359
VF Corp.	175	11,029
		31,388
TOTAL CONSUMER DISCRETIONARY		1,574,787
CONSUMER STAPLES - 6.3%
Beverages - 0.4%
Anheuser-Busch InBev SA NV ADR	150	16,488
Coca-Cola Enterprises, Inc.	150	6,846
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Beverages - continued
Diageo PLC sponsored ADR	364	$ 46,880
Dr. Pepper Snapple Group, Inc.	80	4,616
		74,830
Food & Staples Retailing - 2.9%
Costco Wholesale Corp.	175	20,304
CVS Caremark Corp.	3,211	251,486
Kroger Co.	1,590	75,907
Safeway, Inc.	500	17,170
Sysco Corp.	280	10,508
Wal-Mart Stores, Inc.	1,580	121,297
Walgreen Co.	790	56,809
		553,481
Food Products - 2.2%
Archer Daniels Midland Co.	1,470	66,062
Bunge Ltd.	70	5,440
General Mills, Inc.	1,007	55,315
Ingredion, Inc.	620	47,213
Kellogg Co.	80	5,518
Kraft Foods Group, Inc.	130	7,730
Pilgrims Pride Corp. (a)	100	2,544
The Hershey Co.	270	26,282
Tyson Foods, Inc. Class A	3,641	154,597
Unilever NV (NY Reg.)	1,130	49,053
		419,754
Household Products - 0.3%
Energizer Holdings, Inc.	330	38,280
Kimberly-Clark Corp.	210	23,594
		61,874
Personal Products - 0.2%
Coty, Inc. Class A	1,770	29,524
Herbalife Ltd.	40	2,593
		32,117
Tobacco - 0.3%
Altria Group, Inc.	950	39,482
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - continued
Lorillard, Inc.	210	$ 13,056
Reynolds American, Inc.	300	17,889
		70,427
TOTAL CONSUMER STAPLES		1,212,483
ENERGY - 11.8%
Energy Equipment & Services - 1.4%
Baker Hughes, Inc.	310	21,861
Halliburton Co.	1,308	84,549
Helmerich & Payne, Inc.	500	54,975
National Oilwell Varco, Inc.	240	19,649
Noble Corp.	700	22,022
Oil States International, Inc. (a)	10	1,076
Parker Drilling Co. (a)	2,100	13,587
Patterson-UTI Energy, Inc.	60	1,985
Schlumberger Ltd.	493	51,292
Superior Energy Services, Inc.	60	1,991
		272,987
Oil, Gas & Consumable Fuels - 10.4%
Anadarko Petroleum Corp.	375	38,573
Apache Corp.	580	54,068
BP PLC sponsored ADR	225	11,351
Chesapeake Energy Corp.	260	7,467
Chevron Corp.	1,400	171,906
ConocoPhillips Co.	2,140	171,072
CONSOL Energy, Inc.	90	3,975
Devon Energy Corp.	680	50,252
Energen Corp.	234	19,979
EOG Resources, Inc.	547	57,873
EQT Corp.	282	30,140
Exxon Mobil Corp.	5,439	546,783
Hess Corp.	995	90,844
HollyFrontier Corp.	50	2,463
Marathon Oil Corp.	1,450	53,157
Marathon Petroleum Corp.	1,203	107,536
Murphy Oil Corp.	600	37,002
Occidental Petroleum Corp.	1,247	124,313
Peabody Energy Corp.	110	1,778
Phillips 66 Co.	2,557	216,808
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Pioneer Natural Resources Co.	202	$ 42,452
QEP Resources, Inc.	1,220	38,967
Tesoro Corp.	30	1,686
Valero Energy Corp.	2,395	134,240
		2,014,685
TOTAL ENERGY		2,287,672
FINANCIALS - 22.5%
Banks - 10.7%
Banco Santander SA (Spain) sponsored ADR	4,879	49,863
Bank of America Corp.	15,295	231,566
BB&T Corp.	1,811	68,673
Citigroup, Inc.	4,783	227,527
Comerica, Inc.	300	14,391
Commerce Bancshares, Inc.	52	2,257
Cullen/Frost Bankers, Inc.	30	2,246
Fifth Third Bancorp	4,707	97,388
First Republic Bank	751	38,196
Huntington Bancshares, Inc.	5,060	46,906
JPMorgan Chase & Co.	8,604	478,124
KeyCorp	2,410	32,993
M&T Bank Corp.	320	38,838
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	5,091	28,662
PNC Financial Services Group, Inc.	1,100	93,797
Regions Financial Corp.	780	7,948
SunTrust Banks, Inc.	1,263	48,398
U.S. Bancorp	920	38,815
Wells Fargo & Co.	10,115	513,640
Zions Bancorporation	100	2,859
		2,063,087
Capital Markets - 2.2%
Ameriprise Financial, Inc.	1,160	130,628
Bank of New York Mellon Corp.	640	22,118
BlackRock, Inc. Class A	178	54,272
Franklin Resources, Inc.	350	19,324
Goldman Sachs Group, Inc.	400	63,924
Invesco Ltd.	250	9,175
Morgan Stanley	1,690	52,153
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Northern Trust Corp.	120	$ 7,248
State Street Corp.	1,142	74,538
		433,380
Consumer Finance - 2.0%
American Express Co.	800	73,200
Capital One Financial Corp.	2,134	168,351
Discover Financial Services	2,038	120,507
Navient Corp.	1,320	20,856
SLM Corp.	1,100	9,471
		392,385
Diversified Financial Services - 0.8%
Berkshire Hathaway, Inc. Class B (a)	1,169	150,029
Voya Financial, Inc.	60	2,148
		152,177
Insurance - 6.1%
ACE Ltd.	722	74,879
AFLAC, Inc.	960	58,781
Alleghany Corp. (a)	10	4,211
Allstate Corp.	2,079	121,123
American Financial Group, Inc.	620	36,196
American International Group, Inc.	1,545	83,538
Arch Capital Group Ltd. (a)	80	4,554
Assurant, Inc.	440	29,836
Assured Guaranty Ltd.	70	1,709
Axis Capital Holdings Ltd.	660	30,353
Cincinnati Financial Corp.	80	3,922
Everest Re Group Ltd.	230	36,805
Genworth Financial, Inc. Class A (a)	190	3,228
Hartford Financial Services Group, Inc.	1,600	55,440
HCC Insurance Holdings, Inc.	80	3,758
Lincoln National Corp.	1,240	59,470
MetLife, Inc.	1,254	63,866
Old Republic International Corp.	140	2,394
PartnerRe Ltd.	330	35,432
Platinum Underwriters Holdings Ltd.	400	25,660
Principal Financial Group, Inc.	170	7,951
Progressive Corp.	766	19,173
Prudential Financial, Inc.	1,350	110,916
Reinsurance Group of America, Inc.	50	3,908
RenaissanceRe Holdings Ltd.	60	6,250
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
The Chubb Corp.	740	$ 68,568
The Travelers Companies, Inc.	1,671	156,155
Torchmark Corp.	140	11,330
Unum Group	1,140	38,657
Validus Holdings Ltd.	527	19,673
W.R. Berkley Corp.	50	2,229
XL Group PLC Class A	60	1,948
		1,181,913
Real Estate Investment Trusts - 0.7%
American Capital Agency Corp.	836	19,838
American Homes 4 Rent Class A	1,072	18,889
American Tower Corp.	265	23,752
Extra Space Storage, Inc.	450	23,558
Simon Property Group, Inc.	150	24,969
SL Green Realty Corp.	150	16,424
		127,430
Thrifts & Mortgage Finance - 0.0%
New York Community Bancorp, Inc.	250	3,820
TOTAL FINANCIALS		4,354,192
HEALTH CARE - 11.5%
Biotechnology - 0.9%
Amgen, Inc.	1,020	118,310
Gilead Sciences, Inc. (a)	250	20,303
United Therapeutics Corp. (a)	300	28,722
		167,335
Health Care Equipment & Supplies - 2.4%
Baxter International, Inc.	1,100	81,851
Becton, Dickinson & Co.	110	12,947
CareFusion Corp. (a)	100	4,293
Covidien PLC	1,310	95,774
Medtronic, Inc.	2,155	131,520
St. Jude Medical, Inc.	160	10,384
Zimmer Holdings, Inc.	1,134	118,333
		455,102
Health Care Providers & Services - 3.7%
Aetna, Inc.	1,325	102,754
Cardinal Health, Inc.	190	13,420
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Cigna Corp.	1,010	$ 90,678
Express Scripts Holding Co. (a)	988	70,612
HCA Holdings, Inc. (a)	170	9,008
Humana, Inc.	290	36,093
Laboratory Corp. of America Holdings (a)	294	30,159
LifePoint Hospitals, Inc. (a)	400	24,496
McKesson Corp.	173	32,808
Omnicare, Inc.	545	34,635
Quest Diagnostics, Inc.	548	32,820
UnitedHealth Group, Inc.	1,060	84,408
Universal Health Services, Inc. Class B	515	46,129
WellPoint, Inc.	1,070	115,945
		723,965
Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc.	245	28,643
Pharmaceuticals - 4.4%
AbbVie, Inc.	2,210	120,069
Actavis PLC (a)	94	19,885
Hospira, Inc. (a)	300	14,751
Johnson & Johnson	1,001	101,561
Merck & Co., Inc.	2,430	140,600
Perrigo Co. PLC	125	17,275
Pfizer, Inc.	13,289	393,753
Sanofi SA sponsored ADR	863	45,998
		853,892
TOTAL HEALTH CARE		2,228,937
INDUSTRIALS - 8.4%
Aerospace & Defense - 2.9%
Engility Holdings, Inc. (a)	66	2,551
General Dynamics Corp.	695	82,093
Honeywell International, Inc.	603	56,169
Huntington Ingalls Industries, Inc.	10	998
L-3 Communications Holdings, Inc.	450	54,527
Lockheed Martin Corp.	801	131,084
Northrop Grumman Corp.	570	69,284
Raytheon Co.	1,123	109,571
Rockwell Collins, Inc.	80	6,323
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
Triumph Group, Inc.	275	$ 19,058
United Technologies Corp.	240	27,893
		559,551
Airlines - 0.3%
Alaska Air Group, Inc.	390	38,399
Delta Air Lines, Inc.	340	13,569
Southwest Airlines Co.	390	10,316
		62,284
Building Products - 0.1%
Owens Corning	550	22,556
Commercial Services & Supplies - 0.4%
Deluxe Corp.	700	39,263
R.R. Donnelley & Sons Co.	1,500	23,760
Republic Services, Inc.	170	6,018
Tyco International Ltd.	303	13,223
		82,264
Construction & Engineering - 0.1%
Fluor Corp.	90	6,757
Quanta Services, Inc. (a)	100	3,395
		10,152
Electrical Equipment - 0.1%
Emerson Electric Co.	360	24,023
Industrial Conglomerates - 1.1%
General Electric Co.	7,678	205,694
Machinery - 2.6%
AGCO Corp.	500	26,980
Caterpillar, Inc.	640	65,427
Crane Co.	358	26,531
Cummins, Inc.	100	15,293
Deere & Co.	1,284	117,062
Dover Corp.	447	38,969
Illinois Tool Works, Inc.	455	39,380
Ingersoll-Rand PLC	100	5,982
Joy Global, Inc.	40	2,286
Lincoln Electric Holdings, Inc.	30	1,971
Oshkosh Truck Corp.	750	40,538
PACCAR, Inc.	320	20,275
Parker Hannifin Corp.	314	39,322
Pentair Ltd.	225	16,794
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Snap-On, Inc.	30	$ 3,518
SPX Corp.	175	18,312
Stanley Black & Decker, Inc.	90	7,866
Terex Corp.	40	1,538
Timken Co.	200	12,844
Trinity Industries, Inc.	20	1,731
		502,619
Professional Services - 0.0%
Dun & Bradstreet Corp.	20	2,065
Road & Rail - 0.7%
AMERCO	10	2,761
CSX Corp.	1,360	39,984
Norfolk Southern Corp.	608	61,256
Union Pacific Corp.	110	21,920
		125,921
Trading Companies & Distributors - 0.1%
Aircastle Ltd.	1,400	23,492
TOTAL INDUSTRIALS		1,620,621
INFORMATION TECHNOLOGY - 13.8%
Communications Equipment - 1.9%
Brocade Communications Systems, Inc.	3,359	30,634
Cisco Systems, Inc.	7,577	186,546
F5 Networks, Inc. (a)	90	9,770
Harris Corp.	560	43,260
Juniper Networks, Inc. (a)	180	4,403
Motorola Solutions, Inc.	100	6,742
QUALCOMM, Inc.	1,110	89,300
		370,655
Electronic Equipment & Components - 1.3%
Arrow Electronics, Inc. (a)	60	3,462
Avnet, Inc.	120	5,228
Corning, Inc.	2,710	57,723
Knowles Corp. (a)	183	5,162
TE Connectivity Ltd.	2,239	133,131
Tech Data Corp. (a)	600	35,706
Vishay Intertechnology, Inc.	1,300	19,396
		259,808
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 0.3%
eBay, Inc. (a)	904	$ 45,860
Yahoo!, Inc. (a)	250	8,663
		54,523
IT Services - 0.9%
Accenture PLC Class A	250	20,363
Amdocs Ltd.	800	38,496
Blackhawk Network Holdings, Inc. (a)	82	2,011
Broadridge Financial Solutions, Inc.	50	2,051
Computer Sciences Corp.	80	5,031
Fidelity National Information Services, Inc.	291	15,758
Global Payments, Inc.	272	18,648
Vantiv, Inc. (a)	325	10,072
Xerox Corp.	4,490	55,452
		167,882
Semiconductors & Semiconductor Equipment - 1.5%
Avago Technologies Ltd.	825	58,303
Broadcom Corp. Class A	775	24,699
Intel Corp.	4,030	110,100
KLA-Tencor Corp.	60	3,931
Lam Research Corp.	60	3,722
NVIDIA Corp.	1,320	25,080
ON Semiconductor Corp. (a)	1,994	17,328
Texas Instruments, Inc.	874	41,061
		284,224
Software - 3.3%
Adobe Systems, Inc. (a)	700	45,178
CA Technologies, Inc.	250	7,173
Citrix Systems, Inc. (a)	950	58,872
Microsoft Corp.	7,521	307,910
Oracle Corp.	5,229	219,723
		638,856
Technology Hardware, Storage & Peripherals - 4.6%
Apple, Inc.	554	350,682
EMC Corp.	4,208	111,764
Hewlett-Packard Co.	4,670	156,445
NetApp, Inc.	650	24,057
SanDisk Corp.	335	32,371
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - continued
Seagate Technology	1,363	$ 73,234
Western Digital Corp.	1,510	132,654
		881,207
TOTAL INFORMATION TECHNOLOGY		2,657,155
MATERIALS - 3.1%
Chemicals - 2.0%
Albemarle Corp.	40	2,768
Ashland, Inc.	40	4,120
Celanese Corp. Class A	90	5,643
CF Industries Holdings, Inc.	160	38,930
E.I. du Pont de Nemours & Co.	430	29,803
Eastman Chemical Co.	725	63,989
Ecolab, Inc.	571	62,347
Huntsman Corp.	2,406	64,216
LyondellBasell Industries NV Class A	310	30,867
Potash Corp. of Saskatchewan, Inc.	500	18,160
Rockwood Holdings, Inc.	30	2,291
The Dow Chemical Co.	925	48,211
Westlake Chemical Corp.	60	4,851
		376,196
Construction Materials - 0.2%
Eagle Materials, Inc.	165	14,350
Martin Marietta Materials, Inc.	208	25,542
		39,892
Containers & Packaging - 0.4%
Avery Dennison Corp.	40	2,028
Ball Corp.	50	3,018
Bemis Co., Inc.	60	2,485
Crown Holdings, Inc. (a)	783	38,250
MeadWestvaco Corp.	70	2,841
Owens-Illinois, Inc. (a)	90	2,991
Packaging Corp. of America	40	2,766
Rock-Tenn Co. Class A	269	27,177
Sonoco Products Co.	50	2,112
		83,668
Metals & Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc.	800	27,240
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Nucor Corp.	60	$ 3,038
Steel Dynamics, Inc.	100	1,727
		32,005
Paper & Forest Products - 0.3%
Domtar Corp.	250	22,720
International Paper Co.	812	38,676
		61,396
TOTAL MATERIALS		593,157
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.8%
AT&T, Inc.	3,900	138,333
Verizon Communications, Inc.	516	25,779
		164,112
UTILITIES - 2.2%
Electric Utilities - 1.3%
American Electric Power Co., Inc.	1,190	63,487
Duke Energy Corp.	280	19,902
Edison International	130	7,168
Entergy Corp.	600	45,252
Exelon Corp.	1,240	45,669
FirstEnergy Corp.	859	29,051
NextEra Energy, Inc.	235	22,880
Northeast Utilities	150	6,810
		240,219
Independent Power Producers & Energy Traders - 0.4%
The AES Corp.	5,895	83,120
Multi-Utilities - 0.5%
Alliant Energy Corp.	60	3,498
Ameren Corp.	140	5,509
MDU Resources Group, Inc.	90	3,049
Public Service Enterprise Group, Inc.	1,210	47,142
SCANA Corp.	600	31,200
Sempra Energy	90	9,032
Wisconsin Energy Corp.	80	3,642
		103,072
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Water Utilities - 0.0%
American Water Works Co., Inc.	80	$ 3,873
TOTAL UTILITIES		430,284
TOTAL COMMON STOCKS (Cost $12,394,123)		17,123,400
Money Market Funds - 11.3%

SSgA U.S. Treasury Money Market Fund, 0% (b) (Cost $2,178,544)	2,178,544	2,178,544
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $14,572,667)		19,301,944
NET OTHER ASSETS (LIABILITIES) - 0.1%		19,179
NET ASSETS - 100%		$ 19,321,123
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
17 ICE Russell 1000 Value Index Contracts (United States)	June 2014	$ 1,647,130	$ 59,563

The face value of futures purchased as a percentage of net assets is 8.5%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information

The following is a summary of the inputs used, as of May 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,574,787	$ 1,564,255	$ 10,532	$ -
Consumer Staples	1,212,483	1,212,483	-	-
Energy	2,287,672	2,287,672	-	-
Financials	4,354,192	4,354,192	-	-
Health Care	2,228,937	2,228,937	-	-
Industrials	1,620,621	1,620,621	-	-
Information Technology	2,657,155	2,657,155	-	-
Materials	593,157	593,157	-	-
Telecommunication Services	164,112	164,112	-	-
Utilities	430,284	430,284	-	-
Money Market Funds	2,178,544	2,178,544	-	-
Total Investments in Securities:	$ 19,301,944	$ 19,291,412	$ 10,532	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 59,563	$ 59,563	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 59,563	$ -
Total Value of Derivatives	$ 59,563	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $14,572,667)		$ 19,301,944
Segregated cash with brokers for derivative instruments		34,000
Receivable for investments sold		44,618
Receivable for fund shares sold		17,167
Dividends receivable		42,173
Receivable for daily variation margin for derivative instruments		2,380
Prepaid expenses		108
Receivable from investment adviser for expense reductions		1,860
Other receivables		75
Total assets		19,444,325

Liabilities
Payable for investments purchased	$ 72,065
Payable for fund shares redeemed	401
Accrued management fee	8,274
Distribution and service plan fees payable	23
Audit fees payable	34,872
Other affiliated payables	2,401
Other payables and accrued expenses	5,166
Total liabilities		123,202

Net Assets		$ 19,321,123
Net Assets consist of:
Paid in capital		$ 13,602,067
Undistributed net investment income		78,453
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		851,753
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,788,850
Net Assets		$ 19,321,123

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

May 31, 2014

Value Multi-Manager: Net Asset Value, offering price and redemption price per share ($17,565,046 ÷ 1,176,312 shares)	$ 14.93

Class F: Net Asset Value, offering price and redemption price per share ($1,534,915 ÷ 102,614 shares)	$ 14.96

Class L: Net Asset Value, offering price and redemption price per share ($110,656 ÷ 7,411 shares)	$ 14.93

Class N: Net Asset Value, offering price and redemption price per share ($110,506 ÷ 7,409 shares)	$ 14.92

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended May 31, 2014

Investment Income
Dividends: Unaffiliated issuers		$ 353,877
Interest		3
Total income		353,880

Expenses
Management fee	$ 97,224
Transfer agent fees	20,855
Distribution and service plan fees	146
Accounting fees and expenses	7,101
Custodian fees and expenses	15,665
Independent trustees' compensation	204
Registration fees	50,456
Audit	47,819
Legal	116
Miscellaneous	258
Total expenses before reductions	239,844
Expense reductions	(63,715)	176,129
Net investment income (loss)		177,751
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,411,634
Foreign currency transactions	(3)
Futures contracts	124,990
Total net realized gain (loss)		1,536,621
Change in net unrealized appreciation (depreciation) on: Investment securities	1,530,949
Assets and liabilities in foreign currencies	20
Futures contracts	14,610
Total change in net unrealized appreciation (depreciation)		1,545,579
Net gain (loss)		3,082,200
Net increase (decrease) in net assets resulting from operations		$ 3,259,951

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended May 31, 2014	Year ended May 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 177,751	$ 186,566
Net realized gain (loss)	1,536,621	473,370
Change in net unrealized appreciation (depreciation)	1,545,579	2,762,721
Net increase (decrease) in net assets resulting from operations	3,259,951	3,422,657
Distributions to shareholders from net investment income	(174,043)	(173,522)
Distributions to shareholders from net realized gain	(979,457)	(271,041)
Total distributions	(1,153,500)	(444,563)
Share transactions - net increase (decrease)	1,153,126	2,052,874
Total increase (decrease) in net assets	3,259,577	5,030,968

Net Assets
Beginning of period	16,061,546	11,030,578
End of period (including undistributed net investment income of $78,453 and undistributed net investment income of $74,931, respectively)	$ 19,321,123	$ 16,061,546

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Value Multi-Manager

Years ended May 31,	2014	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.32	$ 10.65	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.14	.17	.08
Net realized and unrealized gain (loss)	2.37	2.92	.59
Total from investment operations	2.51	3.09	.67
Distributions from net investment income	(.14)	(.16)	(.02)
Distributions from net realized gain	(.77)	(.26)	-
Total distributions	(.90) H	(.42)	(.02)
Net asset value, end of period	$ 14.93	$ 13.32	$ 10.65
Total Return B, C	19.66%	29.71%	6.71%
Ratios to Average Net Assets F
Expenses before reductions	1.32%	1.30%	1.62% A
Expenses net of fee waivers, if any	.97%	.97%	.97% A
Expenses net of all reductions	.97%	.97%	.97% A
Net investment income (loss)	.97%	1.43%	1.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,565	$ 15,774	$ 11,031
Portfolio turnover rate G	59%	30%	14% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 16, 2011 (commencement of operations) to May 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $.90 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.766 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended May 31,	2014	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.33	$ 11.91
Income from Investment Operations
Net investment income (loss) D	.15	.08
Net realized and unrealized gain (loss)	2.38	1.62
Total from investment operations	2.53	1.70
Distributions from net investment income	(.14)	(.10)
Distributions from net realized gain	(.77)	(.18)
Total distributions	(.90) H	(.28)
Net asset value, end of period	$ 14.96	$ 13.33
Total Return B, C	19.81%	14.61%
Ratios to Average Net Assets F
Expenses before reductions	1.26%	.98%A
Expenses net of fee waivers, if any	.87%	.87%A
Expenses net of all reductions	.87%	.87%A
Net investment income (loss)	1.07%	1.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,535	$ 287
Portfolio turnover rate G	59%	30%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Total distributions of $.90 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.766 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Year ended May 31,	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.03
Income from Investment Operations
Net investment income (loss) D	.08
Net realized and unrealized gain (loss)	1.38
Total from investment operations	1.46
Distributions from net investment income	(.08)
Distributions from net realized gain	(.48)
Total distributions	(.56)
Net asset value, end of period	$ 14.93
Total Return B, C	10.65%
Ratios to Average Net Assets F
Expenses before reductions	1.37% A
Expenses net of fee waivers, if any	.97% A
Expenses net of all reductions	.97% A
Net investment income (loss)	97% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 111
Portfolio turnover rate G	59%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Year ended May 31,	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.03
Income from Investment Operations
Net investment income (loss) D	.06
Net realized and unrealized gain (loss)	1.38
Total from investment operations	1.44
Distributions from net investment income	(.07)
Distributions from net realized gain	(.48)
Total distributions	(.55)
Net asset value, end of period	$ 14.92
Total Return B, C	10.54%
Ratios to Average Net Assets F
Expenses before reductions	1.63% A
Expenses net of fee waivers, if any	1.22% A
Expenses net of all reductions	1.22% A
Net investment income (loss)	.72% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 111
Portfolio turnover rate G	59%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended May 31, 2014

1. Organization.

Strategic Advisers Value Multi-Manager Fund (the Fund) is a non-diversified fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Value Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of May 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are

Annual Report

2. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,755,560
Gross unrealized depreciation	(44,034)
Net unrealized appreciation (depreciation) on securities and other investments	$ 4,711,526

Tax Cost	$ 14,590,418

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 304,593
Undistributed long-term capital gain	$ 702,970
Net unrealized appreciation (depreciation)	$ 4,711,536

The tax character of distributions paid was as follows:

	May 31, 2014	May 31, 2013
Ordinary Income	$ 313,890	$ 412,793
Long-term Capital Gains	839,610	31,770
Total	$ 1,153,500	$ 444,563

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty

Annual Report

3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $124,990 and a change in net unrealized appreciation (depreciation) of $14,610 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $9,887,438 and $10,565,089, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Sub-Advisers. Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC, Cohen & Steers Capital Management Inc., LSV Asset Management and Robeco Investment Management, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Pyramis Global Advisors, LLC (Pyramis), an affiliate of the investment adviser, has been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, Pyramis has not been allocated any portion of the Fund's assets. Pyramis in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 146	$ 146

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds excluding ETFs. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Value Multi-Manager	$ 20,731.12
Class L	62	.11*
Class N	62	.11*
	$ 20,855

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $32 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to reimburse Value Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through July 31, 2015. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Value Multi-Manager	.97%	$ 59,799
Class F	.87%	3,390
Class L	.97%	231
Class N	1.22%	235

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions - continued

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $60 for the period.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended May 31,	2014 A	2013 B
From net investment income
Value Multi-Manager	$ 165,869	$ 171,472
Class F	7,140	2,050
Class L	535	-
Class N	499	-
Total	$ 174,043	$ 173,522
From net realized gain
Value Multi-Manager	$ 929,562	$ 267,412
Class F	43,039	3,629
Class L	3,428	-
Class N	3,428	-
Total	$ 979,457	$ 271,041

A Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

B Distributions for Class F are for the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended May 31,	2014 A	2013 B	2014 A	2013 B
Value Multi-Manager
Shares sold	143,452	122,539	$ 2,006,824	$ 1,516,601
Reinvestment of distributions	80,671	38,786	1,095,431	438,884
Shares redeemed	(231,760)	(13,370)	(3,292,988)	(159,517)
Net increase (decrease)	(7,637)	147,955	$ (190,733)	$ 1,795,968
Class F
Shares sold	87,401	21,876	$ 1,226,690	$ 261,853
Reinvestment of distributions	3,634	493	50,179	5,679
Shares redeemed	(9,974)	(816)	(140,900)	(10,626)
Net increase (decrease)	81,061	21,553	$ 1,135,969	$ 256,906

Annual Report

9. Share Transactions - continued

	Shares		Dollars
Years ended May 31,	2014 A	2013 B	2014 A	2013 B
Class L
Shares sold	7,127	-	$ 100,000	$ -
Reinvestment of distributions	284	-	3,963	-
Net increase (decrease)	7,411	-	$ 103,963	$ -
Class N
Shares sold	7,128	-	$ 100,000	$ -
Reinvestment of distributions	281	-	3,927	-
Net increase (decrease)	7,409	-	$ 103,927	$ -

A Share Transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

B Share Transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 82% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Value Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Value Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Value Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 22, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds. Ms. Farrell oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals).

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Value Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class L	07/07/14	07/03/14	$0.064	$0.753
Class N	07/07/14	07/03/14	$0.049	$0.753

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2014, $1,255,881, or, if subsequently determined to be different, the net capital gain of such year.

Class L designates 98% and Class N designates 100% of the dividends distributed in December, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class L designates 100% and Class N designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Aristotle Capital Management, LLC

Brandywine Global Investment
Management, LLC

Cohen & Steers Capital Management, Inc.

LSV Asset Management

Pyramis Global Advisors, LLC

Robeco Investment Management, Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

MMV-L-MMV-N-ANN-0714
1.9585615.100

Item 2. Code of Ethics

As of the end of the period, May 31, 2014, Fidelity Rutland Square Trust II (the "trust") has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Amy Butte Liebowitz is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Butte Liebowitz is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Strategic Advisers Core Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Growth Fund, Strategic Advisers Growth Multi-Manager Fund, Strategic Advisers Short Duration Fund, Strategic Advisers Value Fund and Strategic Advisers Value Multi-Manager Fund (the "Funds"):

Services Billed by PwC

May 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Strategic Advisers Core Fund	$53,000	$-	$4,000	$6,600
Strategic Advisers Core Multi-Manager Fund	$39,000	$-	$3,400	$1,600
Strategic Advisers Growth Fund	$52,000	$-	$4,000	$6,000
Strategic Advisers Growth Multi-Manager Fund	$39,000	$-	$3,400	$1,600
Strategic Advisers Short Duration Fund	$46,000	$-	$3,400	$4,100
Strategic Advisers Value Fund	$53,000	$-	$4,000	$6,100
Strategic Advisers Value Multi-Manager Fund	$39,000	$-	$3,400	$1,500

May 31, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Strategic Advisers Core Fund	$53,000	$-	$4,000	$3,600
Strategic Advisers Core Multi-Manager Fund	$36,000	$-	$3,400	$800
Strategic Advisers Growth Fund	$52,000	$-	$4,000	$3,300
Strategic Advisers Growth Multi-Manager Fund	$36,000	$-	$3,400	$800
Strategic Advisers Short Duration Fund	$43,000	$-	$3,400	$2,300
Strategic Advisers Value Fund	$51,000	$-	$4,000	$3,300
Strategic Advisers Value Multi-Manager Fund	$36,000	$-	$3,400	$800

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Strategic Advisers, Inc. ("Strategic Advisers") and entities controlling, controlled by, or under common control with Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by PwC

	May 31, 2014A	May 31, 2013A
Audit-Related Fees	$4,970,000	$4,755,000
Tax Fees	$-	$-
All Other Fees	$50,000	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the Fund audit or the review of the Fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the Fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider relating to Covered Services and Non-Covered Services (each as defined below) for each of the last two fiscal years of the Funds are as follows:

Billed By	May 31, 2014 A	May 31, 2013 A
PwC	$5,590,000	$5,365,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and Strategic Advisers' review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to the trust and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of the trust ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of the trust ("Non-Covered Service") are not required to be approved, but are reported to the Audit Committee annually.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Rutland Square Trust II

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	July 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	July 28, 2014
By:	/s/Nicholas E. Steck
Nicholas E. Steck
Chief Financial Officer

Date:	July 28, 2014